PROSPECTUS | July 13, 2005



AIM SMALL COMPANY GROWTH FUND -- INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking long-term capital growth.


TABLE OF CONTENTS
Investment Goals, Strategies, And
  Risks................................          2
Fund Performance.......................          3
Fee Table And Expense Example..........          5
Disclosure of Portfolio Holdings.......          6
Investment Risks.......................          6
Principal Risks Associated With The
  Fund.................................          7
Temporary Defensive Positions..........          8
Fund Management........................          8
Portfolio Manager......................          9
Other Information......................          9
Pricing of Shares......................         10
Excessive Short-Term Trading Activity
  Disclosures..........................         11
How To Buy Shares......................         13
Your Account Services..................         15
Redeeming Shares.......................         16
Taxes..................................         17
Dividends And Capital Gain
  Distributions........................         18
Financial Highlights...................         19
Obtaining Additional Information....... Back Cover

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.


  AIM STOCK FUNDS
 LOGO

     A I M Advisors, Inc. ("AIM" or the "Advisor") is the investment advisor for the AIM Small Company Growth Fund (the "Fund").

     This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of the Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

     INVESTMENT GOALS & STRATEGIES  [GRAPHIC]


[LOGO]POTENTIAL INVESTMENT RISKS

     PAST PERFORMANCE               [GRAPHIC]


        ---------------------------------------------------------------

                                    [GRAPHIC]

     [LOGO]
          INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE    The Fund seeks long-term capital growth. It is
FUND'S CURRENT INVESTMENTS    actively managed. The Fund invests primarily in
AND MARKET OUTLOOK, PLEASE    equity securities and equity-related instruments
SEE THE MOST RECENT ANNUAL    that the Advisor believes will rise in price
OR SEMIANNUAL REPORT.         faster than other securities, as well as in
                              options and other investments whose values are based upon the values of equity securities.

                              The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up", and focuses on company fundamentals and growth prospects.

     The Fund seeks long-term capital growth. It normally invests 80% of its net assets in small-capitalization companies. The Fund con- siders a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(R) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

     Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

     We seek securities for the Fund that meet the following standards:

    . EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.

    . LEADERSHIP: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.

    . FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     In addition to sector risk and the risks out-lined above, the Fund is subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

     FUND PERFORMANCE               [GRAPHIC]


     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes. Information included in the table is that of Investor Class shares. The returns reflected in the bar chart reflect only the applicable total expenses of the Investor Class. If the effect of the Institutional Class' total expenses were reflected, the returns would be higher than those shown because the Institutional Class has lower total expenses.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the previous ten year period. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares for various periods ended December 31, 2004 compared to the S&P 500 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Fund Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for Institutional Class shares offered in this Prospectus will vary.

     The information in the bar chart and table illustrates the variability of the Fund's Investor Class shares' total return. The table shows the Fund's performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                         SMALL COMPANY GROWTH FUND --
                                INVESTOR CLASS
                         ACTUAL ANNUAL TOTAL RETURN/1/
                         -----------------------------

                                  [CHART]

   '95    '96    '97    '98    '99     '00      '01      '02      '03    '04
  ------ ------ ------ ------ ------ -------- -------- -------- ------  ------
  30.02% 11.62% 18.31% 14.90% 81.64% (12.19)% (20.91%) (31.38%) 33.49%  13.04%


  ----------------------------------------------------------------------------
                       Best Calendar Qtr.   12/99  46.68%
                       Worst Calendar Qtr.   9/01 -28.70%

     Year to date return before taxes for AIM Small Company Growth Fund Investor Class shares' as of the calendar quarter ended June 30, 2005 was -0.96%.

-----------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL TOTAL RETURN/2/
-----------------------------------------------------------------------------------------------
(FOR THE PERIOD ENDED DECEMBER 31, 2004)                         1 YEAR    5 YEAR     10 YEAR
INVESTOR CLASS
   Return Before Taxes                                           13.04%    (6.38)%      9.93%
   Return After Taxes on Distributions                           13.04     (6.80)       7.58
   Return After Taxes on Distributions and Sale of Fund Shares    8.48     (5.53)       7.27
 S&P 500 Index/3/
   (reflects no deductions for fees, expenses or taxes)          10.87     (2.30)      12.07
 Russell 2000 Growth Index/4/
   (reflects no deductions for fees, expenses or taxes)          14.31     (3.57)       7.12
 Lipper Small-Cap Growth Fund Index/5/
   (reflects no deductions for fees, expenses or taxes)          10.79     (1.51)      10.36

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on Fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

/1/ Total return figures include reinvested dividends and capital gain distributions and the effect of the Investor Class expenses.
/2/ The Fund (Investor Class shares) commenced investment operations on December 26, 1991. The inception date of the Fund's Institutional Class shares is July 13, 2005.
/3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000 Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
/4/ The Russell 2000 Growth Index measures the performance of those Russell
    2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 stocks in the Russell 3000 Index. This index is widely regarded as representative of small-cap stocks. The Russell 3000 Index is widely regarded as the standard for measuring the U.S. stock market performance. This index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. Equity market.
/5/ The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-. mid-, and large-cap markets. The S&P SmallCap 600 Index consists of 600 small cap distribution stocks chosen for market size liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to market value.

FEE TABLE AND EXPENSE EXAMPLE

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

     SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

     You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS/1/

Management Fees                          0.66%
Distribution and/or Service (12b-1) Fees  None
Other Expenses/2/                        0.20%
                                         -----
Total Annual Fund Operating Expenses/3/  0.86%
                                         =====

 /1/ There is no guarantee that actual expenses will be the same as those shown in the table.
 /2/ Other expenses are based on estimated average net assets for the current year.
 /3/ The Fund's Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% of average daily net assets. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees;
     (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2006.
     If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

     EXPENSE EXAMPLE

     This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ------ ------- ------- --------
      $88    $274    $477   $1,061

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because the Fund's annual return when quoted is already reduced by the Fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund class. To the extent that the Advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

ANNUAL EXPENSE
RATIO 0.86%                 YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8
--------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                       5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%
Cumulative Return After
 Expenses                       4.14%       8.45%      12.94%      17.62%      22.49%      27.56%      32.84%      38.34%
End of Year Balance       $10,414.00  $10,845.14  $11,294.13  $11,761.71  $12,248.64  $12,755.73  $13,283.82  $13,833.77
Estimated Annual Expenses $    87.78  $    91.41  $    95.20  $    99.14  $   103.24  $   107.52  $   111.97  $   116.61
--------------------------------------------------------------------------------------------------------------------------

ANNUAL EXPENSE
RATIO 0.86%                 YEAR 9      YEAR 10
-------------------------------------------------
Cumulative Return Before
 Expenses                      55.13%      62.89%
Cumulative Return After
 Expenses                      44.06%      50.03%
End of Year Balance       $14,406.49  $15,002.92
Estimated Annual Expenses $   121.43  $   126.46
-------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the Fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the Fund is available at (http://www.aiminvestments.com). To reach this information, access the Fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

INFORMATION                                APPROXIMATE DATE OF                INFORMATION REMAINS POSTED ON
                                           WEBSITE POSTING                    WEBSITE
------------------------------------------------------------------------------------------------------------
Top ten holdings as of month end           15 days after month end            Until posting of the following
                                                                              month's top ten holdings
------------------------------------------------------------------------------------------------------------
Complete portfolio holdings as of calendar 30 days after calendar quarter end For one year quarter end
------------------------------------------------------------------------------------------------------------

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

[LOGO]INVESTMENT RISKS



BEFORE INVESTING IN THE    You should determine the level of risk with which you are comfortable before you invest. The princi-
FUND, YOU SHOULD DE-       pal risks of investing in any mutual fund, including the Fund, are:
TERMINE THE LEVEL OF RISK
WITH WHICH YOU ARE COM-    NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency,
FORTABLE. TAKE INTO AC-    unlike bank deposits such as CDs or savings accounts.
COUNT FACTORS LIKE YOUR
AGE, CAREER, INCOME LEVEL, NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.
AND TIME HORIZON.
                           POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

                           VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

                           NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[LOGO]PRINCIPAL RISKS ASSOCIATED WITH THE FUND

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-sized companies or large companies.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

       POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

     Options are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

       POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to the Fund's shareholders.

                 --------------------------------------------

     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
-----------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      Liquidity, and Currency Risks
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
-----------------------------------------------------------------------------------------------------------------------

[LOGO]TEMPORARY DEFENSIVE POSITIONS

     When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

FUND MANAGEMENT

                         INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN INTERNA-       responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-       located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES       Texas 77046-1173. AIM supervises all aspects of
MORE THAN $375 BILLION IN       the Fund's operations and provides investment
ASSETS WORLDWIDE AS OF          advisory services to the Fund, including
MARCH 31, 2005. AMVESCAP IS     obtain-ing and evaluating economic, statistical
BASED IN LONDON, WITH MONEY     and financial information to formulate and
MANAGERS LOCATED IN EUROPE,     implement investment programs for the Fund. AIM
NORTH AND SOUTH AMERICA,        has acted as an investment advisor since its
AND THE FAR EAST.               organization in 1976. Today, AIM, together with
                                its subsidiaries, advises or manages over 200
                                investment portfolios, encompassing a broad range
                                of investment objectives.

                                ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

                                AIM and ADI are subsidiaries of AMVESCAP PLC.

                                Prior to November 25, 2003, INVESCO Funds Group,
                                Inc. ("IFG") served as the investment advisor for the Fund. The Fund paid 0.66% in advisory fees as a percentage of average annual net assets under management to AIM or IFG for its advisory services in the fiscal period ended July 31, 2004.

     On October 8, 2004, IFG (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
     (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, ADI (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

PORTFOLIO MANAGER

     Jay K. Rushin, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1998.

     He is assisted by the Advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time. More information on this portfolio manager and the team, including biographies of other members of the team, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION

     SUITABILITY FOR INVESTORS
     Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
    . are willing to grow their capital over the long-term (at least five years).
    . can accept the additional risks and volatility associated with sector investing.
    . understand that shares of the Fund can, and likely will, have daily price fluctuations.
    . are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

     You probably do not want to invest in the Fund if you are:
    .  primarily seeking current dividend income.
    . unwilling to accept potentially significant changes in the price of Fund shares.
    .  speculating on short-term fluctuations in the stock markets.

     In addition to the Fund, AIM serves as investment advisor to many other mutual funds (the funds). The information under the headings "Pricing of Shares," "Excessive Short-Term Trading Activity Disclosures," "Redeeming Shares," "Your Account Services" and "Taxes" is about the Institutional Classes of all funds, which are offered to certain eligible institutional investors. Consult the Fund's Statement of Additional Information for the Institutional Class details.

PRICING OF SHARES

     DETERMINATION OF NET ASSET VALUE
     The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

     Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

     Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options: Futures and options are valued on the basis of market quotations, if available.

     Open-end Funds: To the extent a fund invests in other open-end the funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

     TIMING OF ORDERS
     You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

     While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all the funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

       (1) trade activity monitoring;

       (2) trading guidelines;

       (3) redemption fee on trades in certain funds; and

       (4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

      . The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

      . One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

      . The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

      . Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

     TRADE ACTIVITY MONITORING
     The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, will seek to act in a manner that they believe is consistent with the best interest of long-term investors, which may include taking steps such as, (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

     TRADING GUIDELINES
     If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

     The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

     Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a "conduit investment vehicle"). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

     REDEMPTION FEE
     You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

     The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts. For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

     FAIR VALUE PRICING
     Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     See "Pricing of Shares -- Determination of Net Asset Value" for more information."

HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S The Fund offers multiple classes of shares. The
CLOSING PRICE, YOU MUST     chart in this section shows several convenient
CONTACT US BEFORE THE       ways to invest in the Institutional Class shares
CLOSE OF THE NYSE, NORMALLY of the Fund if you invest directly through AIM
4:00 P.M. EASTERN TIME.     Investment Services, Inc. ("AIS").

                            There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

     For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

     A share of each class represents an identical interest in the fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution or service fee, if applicable, and the other expenses payable by that class.

     AIS reserves the right to increase, reduce, or waive the fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy fund shares, including purchases by exchange. If a fund determines that you have not provided a correct social security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

     Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already a fund shareholder, the fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS
    Minimum Initial Investment             $10,000,000
    Minimum Balance                        $5,000,000
    Minimum Subsequent Investment          $1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS
    Minimum Total Plan Assets              $100,000,000
    Minimum Initial Investment             $10,000,000
    Minimum Balance                        $5,000,000
    Minimum Subsequent Investment          $1,000,000

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
The following chart shows several ways to invest in the Fund if you invest directly through AIS.

                               OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
THROUGH A FINANCIAL CONSULTANT Contact your financial consultant.              Same.

                               The financial consultant should mail your       These shares are offered only to institutional
                               completed account application to the transfer   investors and qualified retirement plans.
                               agent,                                          These shares are not available to retail
                               AIM Investment Services, Inc.,                  investors. AIS does not accept cash, credit
                               P.O. Box 0843,                                  cards, travelers' cheques, credit card checks,
                               Houston, TX 77210-0843.                         instant loan checks, money orders, or third
                               The financial consultant should call the trans- party checks unless they are from another
                               fer agent at 1-(800)-659-1005 to receive a      financial institution related to a retirement
                               reference number. Then, use the following       plan transfer.
                               wire instructions:
                               Beneficiary Bank
                               ABA/Routing #: 113000609
                               Beneficiary Account Number: 00100366732
                               Beneficiary Account Name: AIM Investment
                               Services, Inc.
                               RFB: Fund Name, Reference #
                               OBI: Your Name, Account #
-----------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                   Open your account as described above.           Call the transfer agent at 1-(800)-659-1005
                                                                               and wire payment for your purchase order in
                                                                               accordance with the wire instructions noted
                                                                               above.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS
ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable the funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

     ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

     You can find further details in the Fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees manage and/or commissions it charges.

     EXCHANGE POLICY. You may exchange your shares in the fund for shares of the same class of another fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A   Before making any exchange, be sure to review the
CONVENIENT WAY FOR YOU    prospectuses of the funds involved and consider
TO DIVERSIFY YOUR INVEST- the differences between the funds. Also, be
MENTS, OR TO REALLOCATE   certain that you qualify to purchase certain
YOUR INVESTMENTS WHEN     classes of shares in the new fund. An exchange is
YOUR OBJECTIVES CHANGE.   the sale of shares from one fund immediately
                          followed by the purchase of shares in another.
                          Therefore, any gain or loss realized on the
                          exchange is recognizable for federal income tax
                          purposes (unless, of course, you or your account
                          qualifies as tax-deferred under the Internal
                          Revenue Code). If the shares of the fund you are
                          selling have gone up in value since you bought
                          them, the sale portion of an exchange may result
                          in taxable income to you.

     We have the following policies governing all exchanges:

    . Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
    . If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and ADI reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
    . Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

     In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

YOUR ACCOUNT SERVICES

AIS PROVIDES YOU WITH SERVICES DE-    SHAREHOLDER ACCOUNTS. Unless your account is held
SIGNED TO MAKE IT SIMPLE FOR YOU TO   at a brokerage firm, AIS maintains your share
BUY, SELL, OR EXCHANGE YOUR SHARES OF account, which contains your current fund
ANY MUTUAL FUND.                      holdings. The Fund does not issue share
                                      certificates.

                                      QUARTERLY INVESTMENT SUMMARIES. Each calendar
                                      quarter, you receive a written state-ment which
                                      consolidates and summarizes account activity and
                                      value at the beginning and end of the period for
                                      each of your funds.

     TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

     TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS   Unless you decline the telephone transaction
AND CHECK ON YOUR ACCOUNT           privileges, when you fill out and sign the new
THROUGH OUR TOLL-FREE TELEPHONE     account Application, a Telephone Transaction
NUMBER. YOU MAY ALSO ACCESS         Authorization Form, or use your tele-phone
PERSONAL ACCOUNT INFORMATION AT     transaction privileges, you lose certain rights
AIM'S WEB SITE, AIMINVESTMENTS.COM. if someone gives fraudulent or un-authorized instructions to AIS that result in a loss to you.
                                    In general, if AIS has followed reasonable
                                    procedures, such as recording telephone
                                    instructions and sending written transaction
                                    confirmations, AIS is not liable for following
                                    telephone instructions that it be-lieves to be
                                    genuine. Therefore, you have the risk of loss due
                                    to unauthorized or fraudu-lent instructions.

     IRAS AND OTHER RETIREMENT PLANS. Shares of any AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

REDEEMING SHARES

     REDEMPTION FEE
     You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

    AIM Asia Pacific Growth Fund        AIM Global Real Estate Fund
    AIM Developing Markets Fund         AIM High Yield Fund
    AIM European Growth Fund            AIM International Core Equity Fund
    AIM European Small Company Fund     AIM International Growth Fund
    AIM Global Aggressive Growth Fund   AIM International Small Company
                                          Fund
    AIM Global Equity Fund              AIM S&P 500 Index Fund
    AIM Global Growth Fund              AIM Trimark Fund
    AIM Global Value Fund

     The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

     The 2% redemption fee generally will not be charged on transactions involving the following:

       (1)total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
       (2)total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
       (3)total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
       (4)total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;
       (5)total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;
       (6)total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
       (7)total or partial redemption of shares acquired through investment of dividends and other distributions; or
       (8)redemptions initiated by a fund.

     The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

     Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

     HOW TO REDEEM SHARES

----------------------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISOR Contact your financial advisor.

                            Redemption proceeds will be sent in accordance with the wire in-
                            structions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the customary trading session of the New York
                            Stock Exchange (NYSE) on days the NYSE is open for business in or-
                            der to effect the redemption at that day's closing price.
----------------------------------------------------------------------------------------------------
BY TELEPHONE                A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the
                            NYSE on days the NYSE is open for business in order to effect the redemption at that day's closing price.

     TIMING AND METHOD OF PAYMENT
     We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

     REDEMPTION BY TELEPHONE
     If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

     REDEMPTIONS IN KIND
     Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

     REDEMPTIONS BY THE FUNDS
     If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.


                                    [GRAPHIC]
     TAXES


     In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                    [GRAPHIC]
     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so.

NET INVESTMENT INCOME AND NET     The Fund also realizes capital gains or losses
REALIZED CAPITAL GAIN ARE DIS-    when it sells securities in its portfolio for
TRIBUTED TO SHAREHOLDERS AT       more or less than it had paid for them. If total
LEAST ANNUALLY. DISTRIBUTIONS ARE gains on sales exceed total losses (including
TAXABLE WHETHER REINVESTED IN     losses car-ried forward from previous years), the
ADDITIONAL SHARES OR PAID TO YOU  Fund has a net realized capital gain. Net
IN CASH (EXCEPT FOR TAX-EXEMPT    realized capital gain, if any, is distributed to
ACCOUNTS).                        shareholders at least annually, usually in
                                  December. Dividends and capital gain
                                  distributions are paid to you if you hold shares
                                  on the record date of the dis-tribution
                                  regardless of how long you have held your shares.

                                  Under present federal income tax laws, capital gains may be taxable at different rates, depend-ing on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income.
                                  Long-

     term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

     The Fund's daily NAV reflects ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

     Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Investor Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2000, 2001, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund's annual report. As of the date of this prospectus, Institutional Class Shares have not yet commenced operations and therefore, financial information for the Institutional Class is not available.

                                                                               INVESTOR CLASS
                                           SIX MONTHS
                                              ENDED
                                           JANUARY 31,                               YEAR ENDED JULY 31,
                                              2005             2004         2003         2002            2001
------------------------------------------                ----------------------------------------------------------
Net Asset Value, Beginning of Period        $10.49           $9.99          $8.41     $12.76           $18.50
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income (Loss)                 (0.06)/(a)/     (0.13)/(a)/    (0.00)     (0.01)/(b)/      (0.04)/(a)/
Net Gains (Losses) on Securities
 (Both Realized and Unrealized)               1.59            0.63           1.58      (4.34)           (4.77)
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              1.53            0.50           1.58      (4.35)           (4.81)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED
 GAINS                                          --              --             --         --            (0.93)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.02          $10.49          $9.99      $8.41           $12.76
====================================================================================================================================

TOTAL RETURN/(C)/                           14.59%           5.00%         18.79%     (34.09)%         (26.53)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  $433,035        $497,472       $890,227   $800,520       $1,395,113
RATIO OF EXPENSES TO AVERAGE NET
 ASSETS:
With Fee Waivers and/or Expense
 Reimbursements                           1.39%/(d)/         1.49%          1.50%      1.45%            1.29%
Without Fee Waivers and/or Expense
 Reimbursements                           1.41%/(d)/         1.59%          1.67%      1.45%            1.29%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                          (1.02)%/(d)/    (1.21)%        (0.94)%    (1.01)%          (0.28)%
Portfolio Turnover Rate/(e)/                  115%            130%           119%        99%             112%




                                               2000
---------------------------------------------------------
Net Asset Value, Beginning of Period         $13.61
---------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income (Loss)                  (0.00)/(b)/
Net Gains (Losses) on Securities
 (Both Realized and Unrealized)                6.88
---------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               6.88
---------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED
 GAINS                                        (1.99)
---------------------------------------------------------
Net Asset Value, End of Period               $18.50
====================================================================================================================================

TOTAL RETURN/(C)/                            53.55%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) $1,440,445
RATIO OF EXPENSES TO AVERAGE NET
 ASSETS:
With Fee Waivers and/or Expense
 Reimbursements                               1.20%
Without Fee Waivers and/or Expense
 Reimbursements                               1.21%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                           (0.34)%
Portfolio Turnover Rate/(e)/                   186%

(a)Calculated using average shares outstanding.
(b)The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.04) for the year ended July 31, 2002 and 2000, respectively. This information has not been audited.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)Ratios are annualized and based on average daily net assets of $465,376,507.
(e)Not annualized for periods less than one year.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AIM STOCK FUNDS

            AIM Dynamics Fund - Investor Class, Institutional Class,
      Class A, B, C, and K AIM Small Company Growth Fund - Investor Class,
              Institutional Class, Class A, B, C, and K AIM S&P 500
               Index Fund - Investor Class and Institutional Class

Address:                                        Mailing Address:

11 Greenway Plaza                               P.O. Box 4739
Suite 100                                       Houston, TX  77210-4739
Houston, TX  77046

                                   Telephone:

                           In continental U.S., call:

                                 1-800-959-4246

                                  July 13, 2005

A Prospectus for the Investor Class and, if applicable, Class A, B, C, and K shares of AIM Dynamics, AIM Small Company Growth and AIM S&P 500 Index Fund; a Prospectus for AIM Dynamics Fund - Institutional Class; a Prospectus for AIM S&P 500 Index Fund - Institutional Class, each dated November 19, 2004, and a Prospectus for AIM Small Company Growth Fund - Institutional Class, dated July 13, 2005, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc. ("AIS"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-959-4246.
The Prospectus (except for Institutional Class), SAI,annual report, and semiannual report of the Investor Class, Institutional Class, Class A, B, C, and K shares of the Funds are also available through the AIM website at www.aiminvestments.com.

                                Table of Contents

General Information About the Trust............................................3

Investments, Policies and Risks................................................5

Investment Restrictions.......................................................24

Management of the Funds.......................................................29

Trustees and Officers of the Trust............................................36

Code of Ethics................................................................44

Proxy Voting Policies and Procedures..........................................44

Control Persons and Principal Holders of Securities...........................44

Distribution of Securities....................................................45

Purchase, Redemption and Pricing of Shares....................................51

Other Service Providers.......................................................73

Brokerage Allocation and Other Practices......................................74

Tax Consequences of Owning Shares of a Fund...................................78

Performance...................................................................81

Regulatory Inquiries and Pending Litigation...................................87

APPENDICES:

Ratings of Debt Securities...................................................A-1

Examples of Persons to Whom AIM Provides Non-Public Portfolio Holdings on
 an Ongoing Basis............................................................B-1

Portfolio Managers...........................................................C-1

Trustees and Officers........................................................D-1

Trustee Compensation Table...................................................E-1

Proxy Policies and Procedures ...............................................F-1

Control Persons and Principal Holders of Securities .........................G-1

Regulatory Inquiries and Pending Litigation .................................H-1

Financial Statements .........................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

AIM Stock Funds (the "Trust") was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Stock Funds, Inc. ("the Company") was redomesticated as a new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for period prior to July 1, 1993 related to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Trust as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust. On November 30, 2002, the Company assumed all of the assets and liabilities of the INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. On October 1, 2003, the Company changed its name to AIM Stock Funds, Inc. On October 15, 2004 INVESCO Dynamics Fund, INVESCO Small Company Growth Fund and INVESCO S&P 500 Index Fund changed their names to AIM Dynamics Fund, AIM Small Company Growth Fund and AIM S&P 500 Index Fund, respectively.

The Trust is an open-end, diversified, management investment company currently consisting of four portfolios of investments: AIM Dynamics Fund - Investor Class, Institutional Class, Class A, B, C, and K; AIM MidCap Stock Fund - Investor Class, Institutional Class, Class A, B, C, and K; AIM Small Company Growth Fund - Investor Class, Institutional Class, Class A, B, C, and K; AIM S&P 500 Index Fund - Investor Class and Institutional Class (each a "Fund" and collectively, the "Funds"). AIM MidCap Stock Fund has a separate SAI. Additional funds and classes may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Standard & Poor's, a division of The McGraw-Hill Companies ("S&P") has no obligation to take the needs of the Funds' investment advisor, A I M Advisors, Inc. ("AIM" or the "Advisor") or the owners of the AIM S&P 500 Index Fund ("Index Fund") into consideration in determining, composing, or calculating the Standard & Poor's Composite Stock Price Index ("Index"). S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Fund or the timing of the issuance or sale of the Index Fund or in the determination or calculation of the equation by which the Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Index Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor and A I M Distributors, Inc. ("AIM Distributors"). The Index Fund is not sponsored, endorsed, sold or promoted by S&P and it makes no representation regarding the advisability of investing in the Index Fund.

Shares Of Beneficial Interest

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

The Institutional Class shares of the AIM Dynamics Fund and AIM S&P 500 Index Fund are intended for use by certain eligible institutional investors, including the following:

     .    banks and trust companies acting in a fiduciary or similar capacity;

     .    bank and trust company common and collective trust funds;

     .    banks and trust companies investing for their own account;

     . entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

     .    retirement plans;

     . platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

     .    proprietary asset allocation funds.

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, conversion features, if any, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board of Trustees of the Trust (the "Board") has the authority to designate additional classes of beneficial interest without seeking the approval of shareholders.

Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("1940 Act") requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Agreement and Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

Share Certificates. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates.

                         INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs and EDRs -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. AIM will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Small Company Growth Fund may invest up to 25% and 5%, respectively, of their respective portfolios in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower-grade ratings by S&P or Moody's, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, AIM attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's, or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

Domestic Bank Obligations -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Sector Risk -- Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

Eurobonds and Yankee Bonds (All Funds, except S&P 500 Index Fund) -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. AIM and/or the sub-advisor for AIM S&P 500 Index Fund, INVESCO Institutional (N.A.), Inc. (the "Sub-advisor") may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, AIM and/or the Sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If AIM and/or the Sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because AIM and/or the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If AIM and/or the Sub-advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If AIM and/or Sub-advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, AIM and/or the Sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor and/or sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if AIM anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as AIM anticipates. There is no assurance that AIM's and/or the Sub-advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities (All Funds, except S&P 500 Index Fund) -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

Initial Public Offerings ("IPOs") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund's investment advisor, AIM (the "AIM Funds"). A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Investment Company Securities -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by AIM and its affiliates (pursuant to an exemptive order dated June 9, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions: (i) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) and a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company.

Mortgage-Backed Securities -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. AIM will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Real Estate Investment Trusts - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements -- A Fund may enter into repurchase agreements, or "REPOs" on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by AIM. AIM and the applicable sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 144A Securities (All Funds, except S&P 500 Index Fund) -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given AIM the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When a Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit a Fund to reestablish its position by making a comparable investment due to changes in market conditions or a Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

AIM provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Funds rely on an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor.

Sovereign Debt -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

Unseasoned Issuers -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMA Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor and the applicable sub-advisors are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued/Delayed Delivery -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
     (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5.   issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

     F. A Fund may not acquire any securities of registered open-end investment companies or registered unit investment trust in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, with respect to a Fund that may invest in municipal securities, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth the preceding sentence.

Policies and Procedures for Disclosure of Fund Holdings

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on www.aiminvestments.com/1/:

/1/ To locate a Fund's portfolio holdings information, access the Fund's overview page on the website. Links to the Fund's holdings are located in the upper right side of this website page.

                                         Approximate Date of                      Information Remains
            Information                    Website Posting                         Posted on Website
------------------------------------------------------------------------------------------------------------
Top ten holdings as of month end      15 days after month end                 Until replaced with the
                                                                              following month's top ten
                                                                              holdings

Select holdings included in the       29 days after calendar quarter end      Until replaced with the
Fund's Quarterly Performance                                                  following quarter's Quarterly
Update                                                                        Performance Update

Complete portfolio holdings as of     30 days after calendar quarter end      For one year
calendar quarter end

Complete portfolio holdings as of     60-70 days after fiscal quarter         For one year
fiscal quarter end                    end
------------------------------------------------------------------------------------------------------------

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     Selective disclosure of portfolio holdings pursuant to non-disclosure agreement. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     .    Attorneys and accountants;
     .    Securities lending agents;
     .    Lenders to the AIM Funds;
     .    Rating and rankings agencies;
     .    Persons assisting in the voting of proxies;
     .    AIM Funds' custodians;
     .    The AIM Funds' transfer agent(s) (in the event of a redemption in kind);
     . Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);
     .    Financial printers;
     . Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and
     . Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     Disclosure of certain portfolio holdings and related information without non-disclosure agreement. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     Disclosure of portfolio holdings by traders. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     Disclosure of portfolio holdings of other AIM-manager products. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE FUNDS

The Investment Advisor and Sub-Advisor

AIM is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional" or "Sub-Advisor") is the sub-advisor for the S&P 500 Index Fund. On November 25, 2003, the series portfolios of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), were redomesticated as the Funds, which are series of portfolios of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at 1166 Avenue of the Americas, 27th Floor, New York City, New York 10036, is responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, AIM Management and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $375 billion in assets under management as of March 31, 2005.

Investment Advisory Agreement

As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of INVESCO Institutional are not exclusive and AIM and INVESCO Institutional are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year:

           Fund Name                 Annual Rate/Net Asset Per       Maximum Advisory Fee Rate     Maximum Advisory Fee Rates
                                        Advisory Agreement             After January 1, 2005          Committed Until Date
----------------------------------------------------------------------------------------------------------------------------------

AIM Dynamics Fund                 0.60% of first $350 M            N/A                             N/A
                                  0.55% of next $350 M
                                  0.50% of next $1.3 B
                                  0.45% of next $2 B
                                  0.40% of next $2 B
                                  0.375% of next $2 B
                                  0.35% of amount over $8 B

AIM Small Company Growth Fund     0.75% of first $350 M            0.745% of the first $250 M      N/A
                                  0.65% of next $350 M             0.73% of the next $250 M
                                  0.55% of next $1.3 B             0.715% of the next $500 M
                                  0.45% of next $2 B               0.70% of the next $1.5 B
                                  0.40% of next $2 B               0.685% of the next $2.5 B
                                  0.375% of next $2 B              0.67% of the next $2.5 B
                                  0.35% of amount over $8 B        0.655% of the next $2.5B
                                                                   0.64% of amount over $10 B

AIM S&P 500 Index Fund            0.25% of average daily net       0.25% of the first $250 M       N/A
                                  assets                           0.24% of the next $250 M
                                                                   0.23%of the next $500 M
                                                                   0.22% of the next $1.5 B
                                                                   0.21% of the next $2.5 B
                                                                   0.20% of the next $2.5 B
                                                                   0.19% of the next $2.5 B
                                                                   0.18% of amount over $10 B

The management fees payable by each Fund, the amounts waived by AIM or INVESCO and the net fees paid by each Fund for the fiscal year ended July 31, 2004 are as follows:

                                               July 31, 2004
---------------------------------------------------------------------------
                                  Management    Management         Net
                                     Fee           Fee          Management
                                   Payable       Waivers         Fee Paid
---------------------------------------------------------------------------
AIM Dynamics Fund               $ 19,123,794    $ 91,277       $ 19,032,517
AIM Small Company Growth Fund   $  6,172,816    $ 19,069       $  6,153,747
AIM S&P 500 Index Fund          $    579,943    $ 56,448       $    523,495

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods ended July 31, 2003 and 2002, the Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that a Fund's fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                  Advisory     Total Expense   Total Expense
                                Fee Dollars   Reimbursements    Limitations
                               ------------   --------------   -------------
Investor Class

Dynamics Fund
Year Ended July 31, 2003        $17,508,225       $8,960,691            1.20%
Year Ended July 31, 2002        $24,987,474       $1,017,405            1.20%

Small Company Growth Fund
Year Ended July 31, 2003         $5,237,882       $1,319,448            1.50%
Year Ended July 31, 2002         $7,217,490               $0            1.50%

S&P 500 Index Fund
Year Ended July 31, 2003           $384,023         $613,602            0.65%
Year Ended July 31, 2002           $332,992         $474,747            0.65%

Institutional Class

Dynamics Fund
Year Ended July 31, 2003           $133,676               $0            0.95%
Year Ended July 31, 2002            $88,866               $0            0.95%

S&P 500 Index Fund
Year Ended July 31, 2003             $3,313          $24,137            0.35%
Year Ended July 31, 2002             $1,023          $28,777            0.35%

Class A

Dynamics Fund
Year Ended July 31, 2003            $31,256               $0            1.30%/1/
Period Ended July 31, 2002/2/        $2,179               $0            1.80%

                                  Advisory     Total Expense   Total Expense
                                Fee Dollars   Reimbursements    Limitations
                               ------------   --------------   -------------

Small Company Growth Fund
Year Ended July 31, 2003            $24,755               $0            1.60%/3/
Period Ended July 31, 2002/2/        $2,819               $0            1.75%

Class B

Dynamics Fund
Year Ended July 31, 2003             $3,953           $4,432            1.95%/4/
Period Ended July 31, 2002/2/          $450               $0            2.35%

Small Company Growth Fund
Year Ended July 31, 2003             $1,459           $3,770            2.25%/5/
Period Ended July 31, 2002/2/           $84               $0            2.65%

Class C

Dynamics Fund
Year Ended July 31, 2003            $77,150         $169,045            1.95%
Year Ended July 31, 2002           $133,005          $56,491            1.95%

Small Company Growth Fund
Year Ended July 31, 2003            $26,467          $49,264            2.25%
Year Ended July 31, 2002            $20,149          $14,378            2.25%

Class K

Dynamics Fund
Year Ended July 31, 2003           $203,595          $82,626            1.40%
Year Ended July 31, 2002           $200,382               $0            1.40%

Small Company Growth Fund
Year Ended July 31, 2003           $483,257       $1,020,674            1.70%
Period Ended July 31, 2002/6/      $324,298               $0            1.70%

/1/  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.30%.
/2/ For the period April 1, 2002, inception of Class, through July 31, 2002. /3/ Effective August 1, 2002, the Total Expense Limitation was changed to
     1.60%.
/4/  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.95%.
/5/  Effective August 1, 2002, the Total Expense Limitation was changed to
     2.25%.
/6/  For the period December 17, 2001, inception of Class, through July 31,
     2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Funds. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of a Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "INVESTMENTS, POLICIES, AND RISKS -Investment Company Securities."

AIM has contractually agreed each to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 1.65% for AIM Dynamics Fund's and AIM Small Company Growth Fund's Institutional Class shares, and to 1.90%, 2.00%, 2.65%, 2.65% and 2.10% for AIM Dynamics Fund's and AIM Small Company Growth Fund's Investor Class, Class A, Class B, Class C and Class K shares, as applicable, respectively. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Funds' day-to-day operations), or items designated as such by the Fund's Board; (v) expenses related to a merger or reorganization, as approved by the Funds' Board; (vi) expenses that the Funds' have incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Funds benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. This expense limitation agreement is in effect through July 31, 2005.

Securities Lending Arrangements. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

The Sub-Advisory Agreement

AIM has entered into a Master Sub-Advisory Contract with INVESCO Institutional to provide investment sub-advisory services to the AIM S&P 500 Index Fund.

INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

For the services to be rendered by INVESCO Institutional under its Master Sub-Advisory Contract, AIM will pay to INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation of the sub-advised assets per year.

Portfolio Managers

Appendix C contains the following information regarding the portfolio managers identified in each Fund's prospectus:

..    The dollar range of the manager's investments in each Fund.

..    A description of the manager's compensation structure.

..    Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Administrative Services Agreement

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

Administrative Services Fees

INVESCO delegated its duties as administrator of the Funds to AIM pursuant to an agreement dated August 12, 2003.

The Funds paid AIM and INVESCO the following amounts for administrative services for the fiscal year ended July 31, 2004.

Fund Name

AIM Dynamics Fund                  $ 1,698,325
AIM Small Company Growth               419,774
AIM S&P 500 Index Fund                 109,879

During the periods ended July 31, 2003 and 2002, each Fund paid the following fees to INVESCO, if applicable, prior to the voluntary absorption of the Fund expenses by INVESCO. The fees were allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO had contractually obligated itself to waive fees and bear expenses that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares and 2.20% for Class K shares.

                                   Administrative
                                      Services
                                   --------------
Investor Class

AIM Dynamics Fund
Year Ended July 31, 2003               $1,612,067
Year Ended July 31, 2002               $2,433,155

                                   Administrative
                                      Services
                                   --------------
AIM Small Company Growth Fund
Year Ended July 31, 2003                 $359,680
Year Ended July 31, 2002                 $518,145

AIM S&P 500 Index Fund
Year Ended July 31, 2003                  $79,050
Year Ended July 31, 2002                  $69,908

Institutional Class

AIM Dynamics Fund
Year Ended July 31, 2003                  $12,307
Year Ended July 31, 2002                   $8,601

AIM S&P 500 Index Fund
Year Ended July 31, 2003                     $670
Year Ended July 31, 2002                     $215

Class A

AIM Dynamics Fund
Year Ended July 31, 2003                   $2,877
Period Ended July 31, 2002/1/                $207

AIM Small Company Growth Fund
Year Ended July 31, 2003                   $1,703
Period Ended July 31, 2002/1/                $198

Class B

AIM Dynamics Fund
Year Ended July 31, 2003                     $364
Period Ended July 31, 2002/1/                 $43

AIM Small Company Growth Fund
Year Ended July 31, 2003                     $100
Period Ended July 31, 2002/1/                  $6

Class C

AIM Dynamics Fund
Year Ended July 31, 2003                   $7,104
Year Ended July 31, 2002                  $12,954

AIM Small Company Growth Fund
Year Ended July 31, 2003                   $1,817
Year Ended July 31, 2002                   $1,446

                                   Administrative
                                      Services
                                   --------------
Class K

AIM Dynamics Fund
Year Ended July 31, 2003                  $18,746
Year Ended July 31, 2002                  $19,487

AIM Small Company Growth Fund
Year Ended July 31, 2003                  $33,194
Period Ended July 31, 2002/3/             $23,237

/1/ For the period April 1, 2002, inception of Class, through July 31, 2002. /2/ For the period December 17, 2001, inception of Class, through July 31,
     2002.

                       TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix D.

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended July 31, 2004, the Audit Committee held eight meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer;
(ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2004, the Compliance Committee did not meet.

The members of the Governance Committee are Messrs. S. Bayley, Crockett, Dowden, (Chair), and Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2004, the Governance Committee held seven meetings.

Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended July 31, 2004, the Investments Committee held five meetings.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

The members of the Valuation Committee are Messrs. Dunn, and Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended July 31, 2004, the Valuation Committee did not meet.

The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended July 31, 2004, the Special Market Timing Litigation Committee held six meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund's and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix D.

Factors Considered in Approving the Investment Advisory Agreement

The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Board at a meeting held on June 8, 2004. In evaluating the fairness and reasonableness of each Advisory Agreement, the Board considered a variety of factors for each Fund, as applicable, including the following:

     . The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

     . The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that AIM was qualified to continue to provide investment advisory services to each Fund and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     . The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

     . The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

     . Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     . Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

     . Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

     . Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

     . Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

     . Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

     . Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

     . Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

     . Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

     . AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory

          Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

     . Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     . Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

Factors Considered in Approving the Sub-Advisory Agreement

The sub-advisory agreement between AIM and INVESCO Institutional (the "Sub-Advisor") for AIM S&P 500 Index Fund (the "Sub-Advisory Agreement") was re-approved for AIM S&P 500 Index Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the Sub-Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of AIM S&P 500 Index Fund.

     . The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

     . The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to AIM S&P 500 Index Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

     . The performance of AIM S&P 500 Index Fund relative to comparable funds. The Board reviewed the performance of AIM S&P 500 Index Fund against the performance of funds advised by other advisors with investment strategies comparable to those of AIM S&P 500 Index Fund and concluded that no changes should be made to AIM S&P 500 Index Fund and that it was not necessary to change the AIM S&P 500 Index Fund portfolio management team at this time.

     . The performance of AIM S&P 500 Index Fund relative to indices. The Board reviewed the performance of AIM S&P 500 Index Fund against the performance of applicable indices and concluded that no changes should be made to AIM S&P 500 Index Fund and that it was not necessary to change the AIM S&P 500 Index Fund portfolio management team at this time.

     . Meetings with AIM S&P 500 Index Fund portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

     . Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to AIM S&P 500 Index Fund and concluded that such performance was satisfactory.

     . Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to AIM S&P 500 Index Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on AIM S&P 500 Index Fund or its shareholders, as they are paid by AIM rather than AIM S&P 500 Index Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to AIM S&P 500 Index Fund are fair and reasonable.

     . Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

     . Benefits of soft dollars to the Sub-Advisor. The Board considered the benefits realized by the Sub-Advisor as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by the Sub-Advisor are used to pay for research and execution services. This research is used by the Sub-Advisor in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

     . Sub-Advisor's financial soundness. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

After consideration of all of the above factors, the Board found that with respect to AIM S&P 500 Index Fund: (i) the services provided to such Fund and its shareholders were adequate; and (ii) such Fund's Sub-Advisory Agreement was fair and reasonable under the circumstances. The Board therefore concluded that such Fund's Sub-Advisory Agreement was in the best interests of such Fund and its shareholders and continued such Sub-Advisory Agreement for another year.

Compensation

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM or INVESCO during the year ended December 31, 2003 is found in Appendix E.

Retirement Plan For Trustees

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Soll and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involving sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund
- Purchases of Class A Shares at Net Asset Value."

                                 CODE OF ETHICS

AIM, the Trust, AIM Distributors and INVESCO Institutional (the sub-advisor to S&P 500 Index Fund) have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

                      PROXY VOTING POLICIES AND PROCEDURES

The Board has with respect to the AIM Dynamics Fund and AIM Small Company Growth Fund delegated responsibility for decisions regarding proxy voting for securities held by the AIM Dynamics Fund and AIM Small Company Growth Fund, to the Funds' investment advisor and with respect to the S&P 500 Index Fund, to INVESCO Institutional. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix F.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http://www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix G. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                           DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Funds. AIM Distributors became the distributor of the Funds effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Funds.

Total sales charges (front end and CDSCs) paid to AIM Distributors, in connection with the sale of shares of each class of each Fund and the amount retained by AIM Distributors, for the fiscal year ended July 31, 2004 are listed in the charts below.

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal year ended July 31, 2004:

                                                Sales          Amount
Fund                                           Charges        Retained
----------------------------------------------------------------------
AIM Dynamics Fund                             $  44,343       $  8,292
AIM Small Company Growth Fund                    54,797          8,726
AIM S&P 500 Index Fund                              N/A            N/A

The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C, and Class K shareholders and retained by AIM Distributors for the last three fiscal periods or years ended July 31, 2004:

                                     Contingent Deferred
Fund                                   Sales Charges
--------------------------------------------------------
AIM Dynamics Fund                        $     1,252
AIM Small Company Growth Fund                    495
AIM S&P 500 Index Fund                           N/A

Investor Class. The Trust has adopted a reimbursement-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of AIM Dynamics Fund and AIM Small Company Growth Fund (the "Reimbursement Investor Class Plan"). Under the Reimbursement Investor Class Plan, Investor Class shares of these Funds pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Reimbursement Investor Class Plan for the period, up to a maximum annual rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of these Funds' Investor Class shares to investors. Payments by a Fund under the Reimbursement Investor Class Plan, for any month, may be made to reimburse AIM Distributors for permissible activities engaged in and services provided.

The Trust has adopted a compensation-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of AIM S&P 500 Index Fund (the "Compensation Investor Class Plan"). Under the Compensation Investor Class Plan, Investor Class shares of this Fund will make monthly payments to AIM Distributors computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of AIM S&P 500 Index Fund's Investor Class shares to investors. Payments by AIM S&P 500 Index Fund under the Compensation Investor Class Plan, for any month, may be made to compensate AIM Distributors for permissible activities engaged in and services provided.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.25% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by AIM Distributors to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

Class B. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds, which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amount not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

Class K. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The

Class K Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include AIM or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

The Funds made payments to AIM Distributors, under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the fiscal year ended July 31, 2004, in the following amounts:

                                         Investor
Fund                                       Class           Class A         Class B       Class C          Class K
----                                    ----------         -------         -------      --------         --------
AIM Dynamics Fund                       $9,520,723         $42,055         $21,241      $137,592         $191,240
AIM Small Company Growth Fund           $2,020,562         $21,313         $11,539       $27,833         $509,263
AIM S&P 500 Index Fund/1/                 $568,143             N/A             N/A           N/A              N/A

/1/  Classes A, B, C, and K shares are not offered.

For the fiscal year or period ended July 31, 2004, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended July 31, 2004 follows:

                                                                                                                  Sales
                                                    Printing &                  Underwriters      Dealer        Personnel
                                     Advertising     Mailing      Seminars      Compensation   Compensation   Compensation
                                     -----------    ----------    --------      ------------   ------------   ------------
AIM Dynamics Fund                    $     2,852    $      282    $  1,045               -0-   $     37,876            -0-
AIM Small Company Growth Fund                -0-           -0-         -0-               -0-         21,314            -0-
AIM S&P Index Fund/1/                        N/A           N/A         N/A               N/A            N/A            N/A

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended July 31, 2004 follows:

                                                                                                                  Sales
                                                    Printing &                  Underwriters      Dealer        Personnel
                                     Advertising     Mailing      Seminars      Compensation   Compensation   Compensation
                                     -----------    ----------    --------      ------------   ------------   ------------
AIM Dynamics Fund                    $     2,340    $      514         -0-      $     15,931   $      2,456            -0-
AIM Small Company Growth Fund              1,127           247         -0-             8,654          1,511            -0-
AIM S&P 500 Index Fund/2/                    N/A           N/A         N/A               N/A            N/A            N/A

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2004 follows:

                                                                                                                  Sales
                                                    Printing &                  Underwriters      Dealer        Personnel
                                     Advertising     Mailing      Seminars      Compensation   Compensation   Compensation
                                     -----------    ----------    --------      ------------   ------------   ------------
AIM Dynamics Fund                            -0-           -0-         -0-      $     14,737   $    122,855            -0-
AIM Small Company Growth Fund        $     2,094    $      460         -0-             7,664         17,615            -0-
AIM S&P 500 Index Fund/3/                    N/A           N/A         N/A               N/A            N/A            N/A

     An estimate by category of the allocation of actual fees paid by Class K shares of the Funds during the fiscal year ended July 31, 2004 follows:

                                                                                                                  Sales
                                                    Printing &                  Underwriters      Dealer        Personnel
                                     Advertising     Mailing      Seminars      Compensation   Compensation   Compensation
                                     -----------    ----------    --------      ------------   ------------   ------------
AIM Dynamics Fund                    $       817    $      111    $    309      $      2,536   $    187,467            -0-
AIM Small Company Growth Fund              4,500           613       2,130            14,484        487,536            -0-
AIM S&P 500 Index Fund/4/                    N/A           N/A         N/A               N/A            N/A            N/A

     An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the fiscal year ended July 31, 2004 follows:

                                                                                                                  Sales
                                                    Printing &                  Underwriters      Dealer        Personnel
                                     Advertising     Mailing      Seminars      Compensation   Compensation   Compensation
                                     -----------    ----------    --------      ------------   ------------   ------------
AIM Dynamics Fund                    $   128,023    $   17,539    $ 58,621              -0-    $  8,520,901   $    795,739
AIM Small Company Growth Fund             26,512         3,700      11,639              -0-       1,814,276        164,435
AIM S&P Index Fund                        18,506         2,445       8,923              -0-         428,476        109,793

/1/    Class A shares are not offered.
/2/    Class B shares are not offered.
/3/    Class C shares are not offered.
/4/    Class K shares are not offered.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees.

A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to AIM Distributors shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Trust trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     . Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     . The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     . Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on AIM's revenues could allow AIM and its affiliated companies:

     . To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     . To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     . To acquire and retain talented employees who desire to be associated with a growing organization.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

Initial Sales Charges. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

Category I Funds

AIM Advantage Health Sciences Fund  AIM Gold & Precious Metal Fund
AIM Aggressive Growth Fund          AIM Growth Allocation Fund
AIM Asia Pacific Growth Fund        AIM Health Sciences Fund
AIM Basic Value Fund                AIM International Core Equity Fund
AIM Blue Chip Fund                  AIM International Growth Fund
AIM Capital Development Fund        AIM International Small Company Fund
AIM Charter Fund                    AIM Large Cap Basic Value Fund
AIM Conservative Allocation Fund    AIM Large Cap Growth Fund
AIM Constellation Fund              AIM Leisure Fund
AIM Core Stock Fund                 AIM Libra Fund
AIM Dent Demographic Trends Fund    AIM Mid Cap Basic Value Fund
AIM Diversified Dividend Fund       AIM Mid Cap Core Equity Fund
AIM Dynamics Fund                   AIM Mid Cap Growth Fund
AIM Emerging Growth Fund            AIM Mid Cap Stock Fund
AIM Energy Fund                     AIM Moderate Allocation Fund
AIM European Growth Fund            AIM Moderate Growth Allocation Fund
AIM European Small Company Fund     AIM Moderately Conservative Allocation Fund
AIM Financial Services Fund         AIM Multi-Sector Fund
AIM Global Real Estate Fund         AIM Opportunities I Fund
AIM Global Value Fund               AIM Opportunities II Fund

AIM Opportunities III Fund          AIM Total Return Fund
AIM Premier Equity Fund             AIM Trimark Endeavor Fund
AIM Select Equity Fund              AIM Trimark Fund
AIM Small Cap Equity Fund           AIM Trimark Small Companies Fund
AIM Small Cap Growth Fund           AIM Utilities Fund
AIM Small Company Growth Fund       AIM Weingarten Fund
AIM Technology Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                    ----------------------------   ----------
                                          As a           As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
       Amount of Investment in         Offering        Amount       Offering
          Single Transaction             Price        Invested        Price
-----------------------------------  -------------   ---------    -------------
              Less than $    25,000      5.50%         5.82%          4.75%
$  25,000 but less than $    50,000      5.25          5.54           4.50
$  50,000 but less than $   100,000      4.75          4.99           4.00
$ 100,000 but less than $   250,000      3.75          3.90           3.00
$ 250,000 but less than $   500,000      3.00          3.09           2.50
$ 500,000 but less than $ 1,000,000      2.00          2.04           1.60

Category II Funds

AIM Balanced Fund                   AIM High Income Municipal Fund
AIM Basic Balanced Fund             AIM High Yield Fund
AIM Developing Markets Fund         AIM Income Fund
AIM Global Aggressive Growth Fund   AIM Intermediate Government Fund
AIM Global Equity Fund              AIM Municipal Bond Fund
AIM Global Growth Fund              AIM Real Estate Fund
AIM Global Health Care Fund         AIM Total Return Bond Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                    ----------------------------   ----------
                                          As a           As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
       Amount of Investment in         Offering        Amount       Offering
          Single Transaction             Price        Invested        Price
----------------------------------- --------------   ---------    -------------
              Less than $    50,000      4.75%         4.99%          4.00%
$  50,000 but less than $   100,000      4.00          4.17           3.25
$ 100,000 but less than $   250,000      3.75          3.90           3.00
$ 250,000 but less than $   500,000      2.50          2.56           2.00
$ 500,000 but less than $ 1,000,000      2.00          2.04           1.60

Category III Funds

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                    ----------------------------   ----------
                                          As a           As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
       Amount of Investment in         Offering        Amount       Offering
          Single Transaction             Price        Invested        Price
----------------------------------- --------------   ---------    -------------
              Less than $   100,000      1.00%         1.01%          0.75%
$ 100,000 but less than $   250,000      0.75          0.76           0.50
$ 250,000 but less than $ 1,000,000      0.50          0.50           0.40

         AIM Short Term Bond Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                    ----------------------------   ----------
                                          As a           As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
       Amount of Investment in         Offering        Amount        Offering
          Single Transaction             Price        Invested       Price
----------------------------------- --------------   ---------    -------------

              Less than $   100,000      2.50          2.56           2.00
$ 100,000 but less than $   250,000      2.00          2.04           1.50
$ 250,000 but less than $   500,000      1.50          1.52           1.25
$ 500,000 but less than $ 1,000,000      1.25          1.27           1.00

Beginning on October 31, 2003 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              Percent of Purchases

               1% of the first $2 million
               plus 0.80% of the next $1 million
               plus 0.50% of the next $17 million
               plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on or after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.

Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               Percent of Purchase

               0.50% of the first $20 million
               plus 0.25% of amounts in excess of $20 million

This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

A "new investment" means a purchase paid for with money that does not represent
(i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

Definitions

As used herein, the terms below shall be defined as follows:

     . "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     .    "Spouse" is the person to whom one is legally married under state law;

     . "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     . "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     .    "Parent" is a person's biological or adoptive mother or father;

     . "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     .    "Step-parent" is the Spouse of a Child's Parent; and

     . "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

     . an Individual (including his or her spouse or domestic partner, and children);

     . a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     . a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

     . a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

Letters of Intent

A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

     . Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     . It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     . The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     . Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

     . Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     . Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     . If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     . The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

     . By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     . To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     . If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

     . If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     . If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

Rights of Accumulation

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

Purchases of Class A Shares at Net Asset Value. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     .    AIM Management and its affiliates, or their clients;

     . Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     . Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     . Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     .    Purchases through approved fee-based programs;

     . Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

               a.   a plan's initial investment is at least $1 million;

               b. there are at least 100 employees eligible to participate in the plan; or

               c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

               d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

               e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

     . Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     . Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     . Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     . A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     . Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     . Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     . Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     .    Shareholders of Investor Class shares of an AIM Fund;

     .    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     .    Insurance company separate accounts;

     . Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     . Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

     . Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     .    the reinvestment of dividends and distributions from a Fund;

     .    exchanges of shares of certain Funds; or

     .    a merger, consolidation or acquisition of assets of a Fund.

Payments to Dealers. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments.

In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

Revenue Sharing Payments. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may be generate certain other payments described below.)

The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based

Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

Other Cash Payments. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         Percent of Cumulative Purchase

                    0.70% of the first $5 million
                    plus 0.45% of amounts in excess of $5 million

If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13/th/ month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         Percent of Cumulative Purchases

                    0.75% of the first $5 million
                    plus 0.50% of amounts in excess of $5 million

With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

Terms and Conditions of Exchanges. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

General. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Redemptions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class or Class R shares. See the Prospectus for additional information regarding CDSCs.

Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

     . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

     . Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

     . Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

     . Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     .    Redemptions from private foundations or endowment funds;

     . Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     . Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund or AIM Short Term Bond Fund shares;

     . Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

     . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

     . Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

     . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

     . Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

     . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

Contingent Deferred Sales Charge Exceptions for Class B and C Shares. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the

CDSC otherwise due upon redemption:

     . Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

     . Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     . Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

     . Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

     . Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

     . Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
          Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

     . Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

     . Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     . Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     . Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     . Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     . Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     . Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

     .    Investment account(s) of AIM.

CDSCs will not apply to the following redemptions of Class C shares:

     . A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     . A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     . Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

     . Redemptions of Class C shares of AIM Short Term Bond Fund you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

     . Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     . Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

CDSCs will not apply to the following redemptions of Class K shares:

     . Class K shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

Authorized Agents. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

Timing of Purchase Orders. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

Signature Guarantees. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

Transactions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

Abandoned Property. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

Offering Price

The following formula may be used to determine the public offering price per Class A share of an investor's investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on July 30, 2004, AIM Dynamics Fund - Class A shares had a net asset value per share of $14.21. The offering price, assuming an initial sales charge of 5.50%, therefore was $15.04.

Shares of the Institutional Class are offered at net asset value.

Calculation of Net Asset Value

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market

(but not including securities reported on the NASDAQ National Market
System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;
     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;
     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);
     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or
     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                             OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas, 77002, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

Transfer Agent

AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent.

The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class Shares, the Trust on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class Shares to exceed 0.10% of the average net assets attributable to such class of the Funds.

Legal Counsel

Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The following discussion applies to S&P 500 Index Fund.

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Fund, the Sub-advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available the Sub-advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-advisor considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. the Sub-advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged to the Fund are consistent with prevailing and reasonable commissions, the Sub-advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-advisor may select brokers that provide research services to the Sub-advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Sub-advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Sub-advisor in servicing all of its accounts and not all such services may be used by the Sub-advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Sub-advisor.

In order to obtain reliable trade execution and research services, the Sub-advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, the Sub-advisor is obligated to obtain favorable execution of a Fund's transactions.

AIM or the Sub-advisor may determine target levels of brokerage business with various brokers on behalf of its clients (the AIM S&P 500 Index Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Neither AIM nor the Sub-advisor enters into binding commitments with broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. However, AIM or the Sub-advisor may effect portfolio transactions through such broker-dealers and may determine target levels of brokerage business with such broker-dealers using the same factors it uses to determine target levels with other broker-dealers.

The following discussion applies to Dynamics Fund and Small Company Growth Fund, (collectively, the "Affected Funds").

Brokerage Transactions

AIM makes decisions to buy and sell securities for the Affected Funds, selects broker-dealers, effects the Affected Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Affected Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

Some of the securities in which the Affected Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

Commissions

The Affected Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Affected Funds may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage Selection

Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Affected Funds may pay a broker higher commissions than those available from another broker.

Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information, providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Affected Funds. However, the Affected Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fees paid by the Affected Funds are not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Affected Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

Allocation of Portfolio Transactions

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Affected Funds. Occasionally, identical securities will be appropriate for investment by one of the Affected Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Affected Funds and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Affected Funds and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Affected Funds' ability to obtain or dispose of the full amount of a security which they seek to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

Allocation of Initial Public Offering ("IPO") Transactions

Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions paid by each Fund for the periods outlined in the table below were:

Brokerage commissions paid by each of the Funds listed below during the last three fiscal years ended were as follows:

AIM Dynamics Fund
      Year Ended July 31, 2004              $   13,546,519
      Year Ended July 31, 2003              $   16,200,916
      Year Ended July 31, 2002              $   17,031,628

AIM Small Company Growth Fund
      Year Ended July 31, 2004              $   5,782,343
      Year Ended July 31, 2003              $   9,754,435
      Year Ended July 31, 2002              $   8,603,429

AIM S&P 500 Index Fund
      Year Ended July 31, 2004              $          37
      Year Ended July 31, 2003              $      29,063
      Year Ended July 31, 2002              $      28,857


During the last fiscal year ended July 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                          Related
         Fund                     Transactions     Brokerage Commissions
-----------------------------   -----------------  ---------------------
AIM Dynamics Fund               $6,413,153,635.97     $10,893,665.01
AIM Small Company Growth Fund    1,765,677,089.46       4,423,962.70
AIM S&P 500 Index Fund                       0.00               0.00

At July 31, 2004, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

                                                                                  Value of
                                                                                 Securities
            Fund                       Broker or Dealer           Security    at July 31, 2004
-----------------------------  -------------------------------  ------------  ----------------
AIM Dynamics Fund              Legg Mason, Inc.                 Common Stock  $     50,132,082
AIM Small Company Growth Fund  Raymond James Financial, Inc.    Common Stock         4,956,777
AIM S&P 500 Index Fund         Goldman Sachs Group, Inc. (The)  Common Stock           932,786
                               Bear Stearns Cos., Inc. (The)    Common Stock           191,783
                               Lehman Brothers Holdings Inc.    Common Stock           426,208
                               Merrill Lynch & Co., Inc.        Common Stock         1,047,302
                               Morgan Stanley                   Common Stock         1,188,557
                               State Street Corp.               Common Stock           314,825
                               Bank of America Corp.            Common Stock         3,799,097

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

                   TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock or securities and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S.

Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or collectively, in the securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and will be eligible for treatment as qualifying dividend income in the case of individuals and other noncorporate shareholders.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of dividends paid during the fiscal year that are eligible for the dividends-received deduction.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by a Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of a Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain.

A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by a Fund from net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction and will not be treated as qualifying dividend income. After the end of each fiscal year, each Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of a Fund's earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of a Fund are purchased shortly before a distribution, a portion of the purchase price of the shares may then be returned to the shareholder as a taxable dividend.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Regulations issued thereunder as in effect on May 15, 2005.

                                   PERFORMANCE

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

To keep shareholders and potential investors informed, AIM will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise S&P 500 Index Fund's "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The "30-day SEC yield" for S&P 500 Index Fund for the 30 days ended January 31, 2005 was:

                                Investor          Institutional
Fund                            Class             Class
----------------------          --------          -------------
AIM S&P 500 Index Fund          1.13%             1.51%

The tax equivalent yield for the AIM S&P 500 Index Fund as of January 31, 2005, assuming a 35% tax rate, is 2.32% for Institutional Class and 1.74% for Investor Class.

More information about the Funds' recent and historical performance is contained in each Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to AIS using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended January 31, 2005 was:

                                                                   10 Year or
Fund and Class                                 1 Year   5 Year   Since Inception
--------------                                 ------   ------   ---------------
Investor Class

AIM Dynamics Fund

  Return Before Taxes                            7.08%   -8.52%       10.19%

                                                                   10 Year or
Fund and Class                                 1 Year   5 Year   Since Inception
--------------------------------------------   ------   ------   ---------------
  After Taxes on Distributions                   7.08%   -8.54%        8.36%

  After Taxes on Distributions
   and Sale of Fund Shares                       4.60%   -7.03%        7.87%

AIM Small Company Growth Fund

  Return Before Taxes                            3.00%   -6.37%        9.65%

  After Taxes on Distributions                   3.00%   -6.78%        7.32%

  After Taxes on Distributions
   and Sale of Fund Shares                       1.95%   -5.51%        7.05%

AIM S&P 500 Index Fund

  Return Before Taxes                            5.48%   -2.57%        4.39%/1/

  After Taxes on Distributions                   5.32%   -2.86%        4.02%/1/

  After Taxes on Distributions
   and Sale of Fund Shares                       3.76%   -2.29%        3.61%/1/

Institutional Class

AIM Dynamics Fund

  Return Before Taxes                            7.64%     N/A        -7.82%/2/

  After Taxes on Distributions                   7.64%     N/A        -7.84%/2/

  After Taxes on Distributions
   and Sale of Fund Shares                       4.96%     N/A        -6.49%/2/

AIM S&P 500 Index Fund

  Return Before Taxes                            5.91%   -2.47%        4.38%/1/

  After Taxes on Distributions                   5.71%   -2.95%        3.80%/1/

  After Taxes on Distributions
   and Sale of Fund Shares                       4.10%   -2.31%        3.48%/1/

AIM Small Company Growth Fund*                    N/A      N/A          N/A

*    Commenced operations on July 13, 2005

Class A - (Including Front-End Sales Charge)

AIM Dynamics Fund

                                                                   10 Year or
Fund and Class                                 1 Year   5 Year   Since Inception
--------------------------------------------   ------   ------   ---------------
  Return Before Taxes                            1.12%    N/A          0.02%/3/

  After Taxes on Distributions                   1.12%    N/A          0.02%/3/

  After Taxes on Distributions
   and Sale of Fund Shares                       0.73%    N/A          0.02%/3/

AIM Small Company Growth Fund

  Return Before Taxes                           -2.83%    N/A          0.32%/3/

  After Taxes on Distributions                  -2.83%    N/A          0.32%/3/

  After Taxes on Distributions
   and Sale of Fund Shares                      -1.84%    N/A          0.28%/3/

Class B - (Including CDSC)

AIM Dynamics Fund

  Return Before Taxes                            1.30%    N/A          0.21%/3/

  After Taxes on Distributions                   1.30%    N/A          0.21%/3/

  After Taxes on Distributions
   and Sale of Fund Shares                       0.85%    N/A          0.18%/3/

AIM Small Company Growth Fund

  Return Before Taxes                           -2.83%    N/A          0.63%/3/

  After Taxes on Distributions                  -2.83%    N/A          0.63%/3/

  After Taxes on Distributions
   and Sale of Fund Shares                      -1.84%    N/A          0.53%/3/

Class C - (Including CDSC)

AIM Dynamics Fund

  Return Before Taxes                            5.29%    N/A        -11.26%/4/

  After Taxes on Distributions                   5.29%    N/A        -11.27%/4/

  After Taxes on Distributions
   and Sale of Fund Shares                       3.44%    N/A         -9.18%/4/

AIM Small Company Growth Fund

  Return Before Taxes                            1.17%    N/A        -10.35%/4/

                                                                   10 Year or
Fund and Class                                 1 Year   5 Year   Since Inception
--------------------------------------------   ------   ------   ---------------
  After Taxes on Distributions                   1.17%    N/A        -10.75%/4/

  After Taxes on Distributions
   and Sale of Fund Shares                       0.76%    N/A         -8.67%/4/

Class K

AIM Dynamics Fund

  Return Before Taxes                            6.86%    N/A         -7.76%/5/

  After Taxes on Distributions                   6.86%    N/A         -7.77%/5/

  After Taxes on Distributions
   and Sale of Fund Shares                       4.46%    N/A         -6.47%/5/

AIM Small Company Growth Fund

  Return Before Taxes                            2.75%    N/A          0.57%/6/

  After Taxes on Distributions                   2.75%    N/A          0.57%/6/

  After Taxes on Distributions
   and Sale of Fund Shares                       1.79%    N/A          0.48%/6/

/1/Since inception December 22, 1997.
/2/Since inception May 22, 2000.
/3/Since inception March 28, 2002.
/4/Since inception February 14, 2000.
/5/Since inception November 30, 2000.
/6/Since inception December 14, 2001.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:
After taxes on distributions:

                                 P(1 + T)n =ATVD

where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

                                P(1 + T)n =ATVDR

where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions and redemption)
         n = number of years
         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

The "30-day SEC yield" is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[(a-b/cd+1)[POWER OF 6]-1]

where:   a = dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the NYSE, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                   Lipper Mutual
Fund                               Fund Category
-------------------------          ----------------------
Dynamics Fund                      Multi-Cap Growth Funds
Small Company Growth Fund          Small-Cap Growth Funds
S&P 500 Index Fund                 S&P 500 Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

         Advertising Age            Forbes                     Nation's Business
         Barron's                   Fortune                    New York Times
         Best's Review              Hartford Courant           Pension World
         Bloomberg                  Inc.                       Pensions & Investments
         Broker World               Institutional Investor     Personal Investor
         Business Week              Insurance Forum            Philadelphia Inquirer
         Changing Times             Insurance Week             The Bond Buyer
         Christian Science Monitor  Investor's Business Daily  USA Today
         Consumer Reports           Journal of the American    U.S. News & World Report
         Economist                  Society of CLU & ChFC      Wall Street Journal
         FACS of the Week           Kiplinger Letter           Washington Post
         Financial Planning         Money                      CNN
         Financial Product News     Mutual Fund Forecaster     CNBC
         Financial Services Week                               PBS
         Financial World

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor          Morningstar, Inc.
         Bloomberg                  Standard & Poor's
         FactSet Date Systems       Strategic Insight
         Lipper, Inc.               Thompson Financial


                   REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

Pending Regulatory Civil Action Alleging Market Timing

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix H-1.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix H-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix H-1.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix H2.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix H-3.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties
                                       89

(including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix H-4.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix H-5.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix H-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         Moody's Long-Term Debt Ratings

Moody's corporate ratings areas follows:

     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     Moody's Short-Term Prime Rating System

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

Moody's U.S. Long-Term Municipal Bond Rating Definitions

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     Moody's MIG/VMIG US Short-Term Ratings

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           Standard & Poor's Long-Term Corporate and Municipal Ratings

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

  S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P Dual Ratings

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P Short-Term Municipal Ratings

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         Fitch Long-Term Credit Ratings

          Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         Fitch Short-Term Credit Ratings

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   Appendix B

                    Examples of Persons to Whom AIM Provides
                Non-Public Portfolio Holdings on an Ongoing Basis
                              (as of May 25, 2005)

            Service Provider                      Disclosure Category
------------------------------------------ -------------------------------------
Ballard Spahr Andrews & Ingersoll, LLP     Legal Counsel
Foley & Lardner LLP                        Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP       Counsel to the Disinterested Trustees
Ernst & Young LLP                          Independent Registered Public
                                           Accountants (for certain AIM Funds)
PricewaterhouseCoopers LLP                 Independent Registered Public
                                           Accountants (for certain AIM Funds)
Brown Brothers Harriman & Co.              Securities Lender (for certain
                                           AIM Funds)
State Street Bank and Trust Company        Securities Lender (for certain
                                           AIM Funds)
Fitch, Inc.                                Rating & Ranking Agency (for certain
                                           AIM Funds)
iMoneyNet                                  Ranking Agency (for certain
                                           AIM funds)
Lipper Inc.                                Rating & Ranking Agency (for certain
                                           AIM Funds)
Moody's Investors Service                  Rating & Ranking Agency (for certain
                                           AIM Funds)
Institutional Shareholder Services, Inc.   Proxy Voting Service
State Street Bank and Trust Company        Custodian (for certain AIM Funds)
The Bank of New York                       Custodian (for certain AIM Funds)
AIM Investment Services, Inc.              Transfer Agent
Bloomberg                                  System Provider (for certain
                                           AIM Funds)
Reuters America Inc.                       Pricing Service (for certain
                                           AIM Funds)
State Street Bank and Trust Company        Software Provider
The MacGregor Group, Inc.                  Software Provider
Thomson Financial, Inc.                    Software Provider
Xcitek Solutions Plus                      Software Provider
Bowne & Co., Inc.                          Financial Printer
CENVEO                                     Financial Printer
Classic Printers Inc.                      Financial Printer
Color Dynamics                             Financial Printer
Earth Color Houston                        Financial Printer
EMCO Press                                 Financial Printer
Grover Printing                            Financial Printer
Gulfstream Graphics Corp.                  Financial Printer
Signature                                  Financial Printer
Southwest Precision Printers, Inc.         Financial Printer
ABN Amro Financial Services, Inc.          Broker (for certain AIM Funds)
BB&T Capital Markets                       Broker (for certain AIM Funds)
Citigroup Global Markets Inc.              Broker (for certain AIM Funds)
Coastal Securities, LP                     Broker (for certain AIM Funds)

            Service Provider                      Disclosure Category
------------------------------------------ -------------------------------------
Duncan-Williams, Inc.                      Broker (for certain AIM Funds)
Fidelity Investments                       Broker (for certain AIM Funds)
First Albany Capital                       Broker (for certain AIM Funds)
Legg Mason Wood Walker, Inc.               Broker (for certain AIM Funds)
M.R. Beal & Company                        Broker (for certain AIM Funds)
Morgan Keegan & Company, Inc.              Broker (for certain AIM Funds)
Anglemyer & Co.                            Analyst (for certain AIM Funds)
Factset Research Systems, Inc.             Analyst (for certain AIM Funds)
J.P. Morgan Chase                          Analyst (for certain AIM Funds)
Global Trend Alert                         Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC     Analyst (for certain AIM Funds)
Noah Financial, LLC                        Analyst (for certain AIM Funds)
Piper Jaffray                              Analyst (for certain AIM Funds)

                                   APPENDIX C
                               PORTFOLIO MANAGERS

                             As of January 31, 2005

                            Investments in Each Fund

  Name of Portfolio Manager         Dollar Range of Investments in Each Fund/1/
--------------------------------------------------------------------------------
                                AIM Dynamics Fund
Karl Farmer/2/                                       $10,001 - $50,000
Paul J. Rasplicka                                  $100,001 - $500,000

                          AIM Small Company Growth Fund
Jay K. Rushin                                               None

                             AIM S&P 500 Index Fund
Maureen Donnellan                                           None
Jeremy Lefkowitz                                            None
William Merson                                              None
Michael Suen                                                None
Daniel Tsai                                                 None

Description of Compensation Structure

A I M Advisors, Inc.

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

/1/ This column reflects in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

/2/ Mr. Farmer began serving as portfolio manager on AIM Dynamics Fund on April 29, 2005. Ownership information has been provided as of April 29, 2005.

..    Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO Institutional (N.A.) Inc.

Each portfolio manager's compensation consists of the following five elements:

..    Base salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

..    Annual bonus. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

..    Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             Other Managed Accounts

                             As of January 31, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                   Number of Accounts Managed by Each Portfolio
Name of Portfolio Manager               Manager and Total Assets by Category
--------------------------------------------------------------------------------
                                           AIM Dynamics Fund

Karl Farmer/3/                     5 Registered Mutual Funds with $574,980,875
                                      in total assets under management

Paul J. Rasplicka                  6 Registered Mutual Funds with $1,591,159,436
                                   in total assets under management

                                   1 Other Account with $2,668,103 in total assets under management

                                         AIM Small Company Growth Fund

Jay K. Rushin                      11 Registered Mutual Funds with
                                   $3,309,223,337 in total assets under
                                   management

                                          AIM S&P 500 Index Fund

Maureen Donnellan                  None

                                   18 Unregistered Pooled Investment Vehicles with $2,147,776,017 in total assets under management including 3 pooled investment vehicles that pay performance-based fees with $159,833,874 in total assets under management

                                   54 Other Accounts with $6,620,181,172 in total assets under management including 14 pooled investment vehicles that pay performance-based fees with $2,071,696,646 in total assets under management

/3/ Mr. Farmer began serving as portfolio manager on AIM Dynamics Fund on April 29, 2005. Information on other accounts he manages is provided as of April

                                   Number of Accounts Managed by Each Portfolio
Name of Portfolio Manager               Manager and Total Assets by Category
--------------------------------------------------------------------------------
Jeremy Lefkowitz                   None

                                   18 Unregistered Pooled Investment Vehicles with $2,147,776,017 in total assets under management including 3 pooled investment vehicles that pay performance-based fees with $159,833,874 in total assets under management

                                   54 Other Accounts with $6,620,181,172 in total assets under management including 14 pooled investment vehicles that pay performance-based fees with $2,071,696,646 in total assets under management

William Merson                     None

                                   18 Unregistered Pooled Investment Vehicles with $2,147,776,017 in total assets under management including 3 pooled investment vehicles that pay performance-based fees with $159,833,874 in total assets under management

                                   54 Other Accounts with $6,620,181,172 in total assets under management including 14 pooled investment vehicles that pay performance-based fees with $2,071,696,646 in total assets under management

Michael Suen                       None

                                   18 Unregistered Pooled Investment Vehicles with $2,147,776,017 in total assets under management including 3 pooled investment vehicles that pay performance-based fees with $159,833,874 in total assets under management

                                   54 Other Accounts with $6,620,181,172 in total assets under management including 14 pooled investment vehicles that pay performance-based fees with $2,071,696,646 in total assets under management

Daniel Tsai                        None

                                   18 Unregistered Pooled Investment Vehicles with $2,147,776,017 in total assets under management including 3 pooled investment vehicles that pay performance-based fees with $159,833,874 in total assets under management

                                   54 Other Accounts with $6,620,181,172 in total assets under management including 14 pooled investment vehicles that pay performance-based fees with $2,071,696,646 in total assets under management

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

..    The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

..    If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

..    With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

..    Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX D
                              TRUSTEES AND OFFICERS

                                  June 30, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                 Trustee
                                 and/or
    Name, Year of Birth and      Officer                                                        Other Trusteeship(s)
Position(s) Held with the Trust   Since       Principal Occupation(s) During Past 5 Years         Held by Trustee
-------------------------------- --------- --------------------------------------------------  ------------------------
Interested Persons

Robert H. Graham/1/ --  1946     2003      Director and Chairman, A I M Management Group Inc.   None
Trustee, President and Vice                (financial services holding company); Director and
Chair                                      Vice Chairman, AMVESCAP PLC and Chairman of
                                           AMVESCAP PLC - AIM Division (parent of AIM and a
                                           global investment management firm)

                                           Formerly: President and Chief Executive Officer, A
                                           I M Management Group Inc.; Director, Chairman and
                                           President, A I M Advisors, Inc. (registered
                                           investment advisor); Director and Chairman, A I M
                                           Capital Management, Inc. (registered investment
                                           advisor), A I M Distributors, Inc. (registered
                                           broker dealer), AIM Investment Services, Inc.,
                                           (registered transfer agent), and Fund Management
                                           Company (registered broker dealer); and Chief
                                           Executive Officer, AMVESCAP PLC - Managed Products
                                           PLC - Managed Products

Mark H. Williamson/2/ -- 1951    1998      Director, President and Chief Executive Officer, A   None
Trustee  and   Executive                   I M Management Group Inc. (financial services
Vice President                             holding company); Director, Chairman and
                                           President, A I M Advisors, Inc. (registered
                                           investment advisor); Director, A I M Capital
                                           Management, Inc. (registered investment advisor)
                                           and A I M Distributors, Inc. (registered broker
                                           dealer); Director and Chairman, AIM Investment
                                           Services, Inc., (registered transfer agent), Fund
                                           Management Company (registered broker dealer); and
                                           INVESCO Distributors, Inc. (registered broker
                                           dealer); and Chief Executive Officer, AMVESCAP PLC
                                           - AIM Division (parent of AIM and a global
                                           investment management firm)

                                           Formerly: Director, Chairman, President and
                                           Chief Executive Officer, INVESCO Funds Group,
                                           Inc.; President and Chief Executive Officer,
                                           INVESCO Distributors, Inc.; Chief Executive
                                           Officer, AMVESCAP PLC - Managed Products

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            Trustee
Name, Year of Birth and     and/or
Position(s) Held with the   Officer                                                        Other Trusteeship(s)
Trust                       Since        Principal Occupation(s) During Past 5 Years          Held by Trustee
-------------------------- --------- -------------------------------------------------- ------------------------
Independent Trustees

Bruce L. Crockett/3/ -- 1944 2003    Chairman, Crockett Technology Associates           ACE Limited (insurance
Trustee and Chair                    (technology consulting company)                    company); and
                                                                                        Captaris, Inc.
                                                                                        (unified messaging
                                                                                        provider)
Bob R. Baker -- 1936         1983    Retired                                            None
Trustee
Frank S. Bayley -- 1939      2003    Retired                                            Badgley Funds, Inc.
Trustee                              Formerly: Partner, law firm of Baker & McKenzie    (registered investment
                                                                                        company (2 portfolios)

James T. Bunch -- 1942       2000    Co-President and Founder, Green, Manning & Bunch   None
Trustee                              Ltd. (investment banking firm); and Director,
                                     Policy Studies, Inc. and Van Gilder Insurance
                                     Corporation

Albert R. Dowden -- 1941     2003    Director of a number of public and private         None
Trustee                              business corporations, including the Boss Group,
                                     Ltd. (private investment and management);
                                     Cortland Trust, Inc. (Chairman) (registered
                                     Investment company (3 portfolios)); Annuity and
                                     Life Re (Holdings), Ltd. (insurance company);
                                     and CompuDyne Corporation (provider of products
                                     and services to the public security market)

                                     Formerly: Director, President and Chief
                                     Executive Officer, Volvo Group North America,
                                     Inc.; Senior Vice President, AB Volvo; and
                                     director of various affiliated Volvo companies

Edward K. Dunn, Jr.          2003    Retired                                            None
-- 1935 Trustee                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                     President and Chief Operating Officer,
                                     Mercantile-Safe Deposit & Trust Co.; and
                                     President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952       2003    Chief Executive Officer, Twenty First Century      Administaff ; and
Trustee                              Group, Inc. (government affairs company) and       Discovery Global
                                     Owner, Dos Angelos Ranch, L.P.                     Education Fund
                                     Formerly: Chief Executive Officer, Texana          (non-profit)
                                     Timber LP (sustainable forestry company)

Carl Frischling -- 1937      2003    Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
Trustee                              Frankel LLP                                        (registered investment
                                                                                        company (3
                                                                                        portfolios))

Gerald J. Lewis -- 1933      2000    Chairman, Lawsuit Resolution Services              (San  General Chemical
Trustee                              Diego, California)                                 Group, Inc.

/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                            Trustee
Name, Year of Birth and     and/or
Position(s) Held with the   Officer                                                        Other Trusteeship(s)
Trust                       Since        Principal Occupation(s) During Past 5 Years          Held by Trustee
-------------------------- --------- -------------------------------------------------- ------------------------
Prema Mathai-Davis -- 1950   2003    Formerly:  Chief Executive  Officer,  YWCA of the  None
Trustee                              USA

Lewis F. Pennock -- 1942     2003    Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley -- 1935      2003    Retired                                            None
Trustee

Larry Soll, -- 1942          1997    Retired                                            None
Trustee

Other Officers

Lisa O. Brinkley/4/ -- 1959  2004    Senior Vice President, A I M Management Group      N/A
Senior Vice President and            Inc. (financial services holding company);
Chief Compliance Officer             Senior Vice President and Chief Compliance
                                     Officer A I M Advisors, Inc.; Vice President and
                                     Chief Compliance Officer, AIM Capital
                                     Management, Inc. and Vice President, AIM
                                     Distributors, Inc., AIM Investment Services,
                                     Inc. and Fund Management Company

                                     Formerly: Senior Vice President and Compliance
                                     Director, Delaware Investments Family
                                     of Funds; and Chief Compliance
                                     Officer, A I M Distributors, Inc.

Russell C. Burk/5/ - 1958    2005    Formerly:  Director of Compliance and Assistant    N/A
Senior Vice President                General Counsel, ICON Advisers, Inc.; Financial
                                     Consultant, Merrill Lynch; General Counsel and
                                     Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome - 1956       2003    Director, Senior Vice President, Secretary and     N/A
Senior Vice President,               General Counsel, A I M Management Group Inc.
Secretary and Chief Legal            (financial services holding company) and
Officer                              A I M Advisors, Inc.; Director and Vice
                                     President, INVESCO Distributors, Inc.; Vice
                                     President, A I M Capital Management, Inc., and
                                     AIM Investment Services, Inc.; and Director,
                                     Vice President and General Counsel, Fund
                                     Management Company; and Senior Vice President,
                                     A I M Distributors, Inc.

                                     Formerly: Senior Vice President and General
                                     Counsel, Liberty Financial Companies, Inc.; and
                                     Senior Vice President and General
                                     Counsel, Liberty Funds Group, LLC;
                                     and Vice President, A I M
                                     Distributors, Inc.

Robert G. Alley -- 1948      2003    Managing Director,  Chief Fixed Income Officer,    N/A
Vice President                       and Senior Investment Officer, A I M Capital
                                     Management, Inc. and Vice President,
                                     A I M Advisors, Inc.

/4/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

/5/ Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                            Trustee
Name, Year of Birth and     and/or
Position(s) Held with the   Officer                                                        Other Trusteeship(s)
Trust                       Since        Principal Occupation(s) During Past 5 Years          Held by Trustee
-------------------------- --------- -------------------------------------------------- ------------------------
Sidney M. Dilgren -- 1961    2004    Vice President and Fund Treasurer,                 N/A
Vice President and Treasurer         A I M Advisors, Inc.;
                                     Formerly: Vice President, A I M Distributors,
                                     Inc.; and Senior Vice President, AIM Investment
                                     Services, Inc.

J. Philip Ferguson/6/ - 1945 2005    Senior Vice President and Chief Investment         N/A
Vice President                       Officer, A I M Advisors, inc.; Director,
                                     Chairman, Chief Executive Officer, President and
                                     Chief Investment Officer, A I M Capital
                                     Management, Inc.; Executive Vice President,
                                     A I M Management Group Inc.
                                     Formerly: Senior Vice President, AIM Private
                                     Asset Management, Inc.; Chief Equity Officer,
                                     and Senior Investment Officer, A I M Capital
                                     Management, Inc.; and Managing Partner, Beutel,
                                     Goodman Capital Management

Karen Dunn Kelley -- 1960    2003    Director of Cash Management, Managing Director     N/A
Vice President                       and Chief Cash Management Officer, A I M Capital
                                     Management, Inc.; Director and President, Fund
                                     Management Company; and Vice President, A I M
                                     Advisors, Inc.

/6/ Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

            Trustee Ownership Of Fund Shares As Of December 31, 2004

                                                                                             Aggregate Dollar Range of Equity
      Name of Trustee                     Dollar Range of Equity Securities                    Securities in All Registered
                                                       Per Fund                              Investment Companies Overseen by
                                                                                                      Trustee in The
                                                                                               AIM  Family of Funds(R)
---------------------------- --------------------------------------------------------------- ---------------------------------
Robert H. Graham             AIM Dynamics Fund                           Over $100,000                Over $100,000

Mark H. Williamson           AIM Dynamics Fund                           Over $100,000                Over $100,000

Bob R. Baker                 -0-                                                                      Over $100,000

Frank S. Bayley                                           -0-                                         Over $100,000

James T. Bunch               AIM Dynamics Fund                       $10,001 - $50,000                Over $100,000
                             AIM Mid Cap Stock Fund                       $1 - $10,000
                             AIM Small Company Growth Fund                $1 - $10,000
                             AIM S&P 500 Index Fund                       $1 - $10,000

Bruce L. Crockett                                         -0-                                      $50,001 - $100,000/7/

Albert R. Dowden                                          -0-                                         Over $100,000

Edward K. Dunn, Jr.                                       -0-                                         Over $100,000/7/

Jack M. Fields                                            -0-                                         Over $100,000/7/

Carl Frischling                                           -0-                                         Over $100,000/7/

Gerald J. Lewis              AIM Dynamics Fund                       $10,001 - $50,000                Over $100,000
                             AIM Mid Cap Stock Fund                       $1 - $10,000
                             AIM Small Company Growth Fund                $1 - $10,000
                             AIM S&P 500 Index Fund                       $1 - $10,000

Prema Mathai-Davis                                        -0-                                         $1 - $10,000/7/

Lewis F. Pennock                                          -0-                                         Over $100,000

Ruth H. Quigley                                           -0-                                       $10,001 - $50,000


----------
/7/ Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                                                             Aggregate Dollar Range of Equity
      Name of Trustee                     Dollar Range of Equity Securities                    Securities in All Registered
                                                       Per Fund                              Investment Companies Overseen by
                                                                                                      Trustee in The
                                                                                               AIM  Family of Funds(R)
-------------------------------------------------------------------------------------------------------------------------------
Larry Soll                   AIM Dynamics Fund                       $10,000 - $50,000
                             AIM Mid Cap Stock Fund                       $1 - $10,000                Over $100,000/7/
                             AIM Small Company Growth Fund          $50,001 - $100,000
                             AIM S&P 500 Index Fund                       $1 - $10,000

----------
/7/ Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX E
                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

                                                              Retirement
                                            Aggregate          Benefits                                  Total
                                          Compensation         Accrued        Estimated Annual       Compensation
                                            from the            by All         Benefits Upon         From All AIM
               Trustee                    Trust/(1)(2)/     AIM Funds/(3)/    Retirement/(4)/        Funds/(5)(6)/
-------------------------------------------------------------------------------------------------------------------
Bob R. Baker                            $     15,576        $   32,635         $   144,786            $   189,750
Frank S. Bayley/(7)/                           5,361           131,228             112,500                193,500
James T. Bunch                                14,836            20,436             112,500                186,000
Bruce L. Crockett/(7)/                         5,361            46,000             112,500                223,500
Albert R. Dowden/(7)/                          5,361            57,716             112,500                192,500
Edward K. Dunn, Jr./(7)/                       5,361            94,860             112,500                193,500
Jack M. Fields/(7)/                            5,361            28,036             112,500                186,000
Carl Frischling/(7)(8)/                        5,320            40,447             112,500                185,000
Gerald J. Lewis                               14,432            20,436             112,500                186,000
Prema Mathai-Davis/(7)/                        5,361            33,142             112,500                189,750
Lewis F. Pennock/(7)/                          5,361            49,610             112,500                186,000
Ruth H. Quigley/(7)/                           5,361           126,050             112,500                189,750
Louis S. Sklar/(7)(9)/                         5,361            72,786             101,250                186,000
Larry Soll                                    14,432            48,830             130,823                186,000

/(1)/ Amounts shown are based upon the fiscal year ended August 31, 2004. Ms.
      Sueann Ambron and Messrs. Victor L. Andrews, Lawrence H. Budner and John
      W. McIntrye served as directors of AIM Stock Funds, Inc. prior to October 21, 2003. During the fiscal year ended August 31, 2004, the aggregate compensation received from the Company by Ms. Ambron and Messrs. Andrews, Budner, and McIntrye was $3,438, $2,881, $2,881 and $2,943, respectively. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2004 including earnings was $14,442.

/(2)/ At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $[ ] of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended July 31, 2004.

/(3)/ During the fiscal year ended July 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $[ ].

/(4)/ These amounts represent the estimated annual benefits payable by the AIM
      Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date

/(5)/ All trustees currently serve as trustee of 19 registered investment companies advised by AIM.

/(6)/ At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All Funds" above does not include $[ ] of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

/(7)/ Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and
      Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003.

/(8)/ During the fiscal year ended July 31, 2004, the Trust paid $11,626 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

/(9)/ Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX F

                          PROXY POLICIES AND PROCEDURES
               (AIM Dynamics Fund & AIM Small Company Growth Fund)
                         (as amended September 16, 2004)

A.    Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.  Boards Of Directors

          A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          . Attend less than 75 percent of the board and committee meetings without a valid excuse;

          .    Implement or renew a dead-hand or modified dead-hand poison pill;

          .    Sit on the boards of an excessive number of companies;

          . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          . Long-term financial performance of the target company relative to its industry;

          .    Management's track record;

          .    Portfolio manager's assessment;

          .    Qualifications of director nominees (both slates);

          . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          .    Background to the proxy contest.

     II.  Independent Auditors

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          . It is not clear that the auditors will be able to fulfill their function;

          . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. Compensation Programs

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  Corporate Matters

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   Shareholder Proposals

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          . We will generally abstain from shareholder social and environmental proposals.

          . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          . We will generally vote for proposals to lower barriers to shareholder action.

          . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  Other

          . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   Proxy Committee Procedures

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
     Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.
     2. AIM will not publicly announce its voting intentions and the reasons therefore.
     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   Business/Disaster Recovery

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   Restrictions Affecting Voting

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   Conflicts of Interest

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   Fund of Funds

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                              PROXY VOTING POLICIES
                            (AIM S&P 500 Index Fund)

THE PROXY VOTING POLICIES APPLICABLE TO THE FUND FOLLOWS:

                                 GENERAL POLICY
                            (dated February 10, 2005)

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

Voting of Proxies

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     . Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     . Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     . Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                                    ----------------------------
                                                              Print Name

---------------------                               ----------------------------
        Date                                                   Signature

                                   APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company, and is therefore not independent

     .    Fees for non-audit services are excessive, or

     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Attend less than 75 percent of the board and committee meetings without a valid excuse

     .    Implement or renew a dead-hand or modified dead-hand poison pill

     . Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     . Failed to act on takeover offers where the majority of the shareholders tendered their shares

     . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     . Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     . Are inside directors or affiliated outside directors and the full board is less than majority independent

     . Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     . Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     . Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     .    Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     .    Two-thirds independent board

     .    All-independent key committees

     .    Established governance guidelines

Additionally, the company should not have under-performed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry; management's track record
     .    Background to the proxy contest
     .    Qualifications of director nominees (both slates)
     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     .    Purchase price
     .    Fairness opinion
     .    Financial and strategic benefits
     .    How the deal was negotiated
     .    Conflicts of interest
     .    Other alternatives for the business
     .    Non-completion risk

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Impact on the balance sheet/working capital
     .    Potential elimination of diseconomies
     .    Anticipated financial and operating benefits
     .    Anticipated use of funds
     .    Value received for the asset
     .    Fairness opinion
     .    How the deal was negotiated
     .    Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.
In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     .    Dilution to existing shareholders' position
     .    Terms of the offer
     .    Financial issues
     .    Management's efforts to pursue other alternatives
     .    Control issues
     .    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     .    The reasons for the change
     .    Any financial or tax benefits
     .    Regulatory benefits
     .    Increases in capital structure
     .    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS
     .    Capital Structure model
     .    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     . Prospects of the combined company, anticipated financial and operating benefits
     .    Offer price
     .    Fairness opinion
     .    How the deal was negotiated
     .    Changes in corporate governance
     .    Change in the capital structure
     .    Conflicts of interest

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     .    Tax and regulatory advantages
     .    Planned use of the sale proceeds
     .    Valuation of spin-off
     .    Fairness opinion
     .    Benefits to the parent company
     .    Conflicts of interest
     .    Managerial incentives
     .    Corporate governance changes
     .    Changes in the capital structure

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions.

Greenmail

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     . It is intended for financing purposes with minimal or no dilution to current shareholders

     . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     .    Cash compensation, and

     .    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

Table 1: Proxy Season 2005 Burn Rate Thresholds

                                              Russell 3000                        Non-Russell 3000
                                 -----------------------------------      ------------------------------------
GICS      GICS Dsec              Mean       Standard      Mean + Std      Mean        Standard      Mean + Std
                                            Deviation     Dev                         Deviation     Dev
1010      Energy                 1.60%         1.02%         2.61%        2.59%         2.19%         4.78%
1510      Materials              1.55%          .81%         2.36%        2.54%         1.92%         4.46%
2010      Capital Goods          1.86%         1.19%         3.05%        3.23%         2.93%         6.17%
2020      Commercial              287%         1.53%         4.40%        4.39%         3.68%         8.07%
          Services &
          Supplies
2030      Transportation         2.10%         1.50%         3.60%        2.44%         2.22%         4.66%
2510      Automobiles &          2.10%         1.37%         3.48%        2.90%         2.28%         5.18%
          Components
2520      Consumer Durables      2.40%         1.51%         3.90%        3.42%         2.79%         6.21%
          & Apparel
2530      Hotels                 2.39%         1.08%         3.48%        3.30%         2.87%         6.17%
          Restaurants &
          Leisure
2540      Media                  2.34%         1.50%         3.84%        4.12%         2.89%         7.01%
2550      Retailing              2.89%         1.95%         4.84%        4.26%         3.50%         7.75%
3010 to   Food & Staples         1.98%         1.50%         3.48%        3.37%         3.32%         6.68%
3030      Retailing
3510      Health Care            3.24%         1.96%         5.20%        4.55%         3.24%         7.79%
          Equipment &
          Services
3520      Pharmaceuticals &      3.60%         1.72%         5.32%        5.77%         4.15%         9.92%
          Biotechnology

                                              Russell 3000                        Non-Russell 3000
                                 -----------------------------------      ------------------------------------
GICS      GICS Dsec              Mean       Standard      Mean + Std      Mean        Standard      Mean + Std
                                            Deviation     Dev                         Deviation     Dev
4010      Banks                  1.44%         1.17%         2.61%        1.65%         1.60%         3.25%
4020      Diversified            3.12%         2.54%         5.66%        5.03%         3.35%         8.55%
          Financials
4030      Insurance              1.45%          .88%         2.32%        2.47%         1.77%         4.24%
4040      Real Estate            1.01%          .89%         1.90%        1.51%         1.50%         3.01%
4510      Software &             5.44%         3.05%         8.49%        8.08%         6.01%        14.10%
          Services
4520      Technology             4.00%         2.69%         6.68%        5.87%         4.25%        10.12%
          Hardware &
          Equipment
4530      Semiconductors &       5.12%         2.86%         7.97%        6.79%         3.95%        10.74%
          Semiconductor
          Equipment
5010      Telecommunications     2.56%         2.39%         4.95%        4.66%         3.90%         8.56%
          Services
5510      Utilities               .90%          .65%         1.55%        3.74%         4.63%         8.38%
1010      Energy                 1.60%         1.02%         2.61%        2.59%         2.19%         4.78%
1510      Materials              1.55%          .81%         2.36%        2.54%         1.92%         4.46%
2010      Capital Goods          1.86%         1.19%         3.05%        3.23%         2.93%         6.17%
2020      Commercial              287%         1.53%         4.40%        4.39%         3.68%         8.07%
          Services &
          Supplies

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     .    Base salary, bonus, long-term incentives

     . Accumulative realized and unrealized stock option and restricted stock gains

     . Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     . Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     . Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     .    Payment if termination occurs within 12 months: $_____

     .    Payment if "not for cause" termination occurs within 12 months:
          $_____

     .    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

/1/The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

/2/The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

----------
/1/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/2/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     .    Director stock ownership guidelines
          -    A minimum of three times the annual cash retainer.

     .    Vesting schedule or mandatory holding/deferral period
          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     .    Mix between cash and equity
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     .    Retirement/Benefit and Perquisites programs
          - No retirement/benefits and perquisites provided to non-employee directors.

     .    Quality of disclosure
          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns
     .    Rationale for the re-pricing
     .    Value-for-value exchange
     .    Treatment of surrendered options
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation

Qualified Employee Stock Purchase Plans

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value

     .    Offering period is 27 months or less, and

     . The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     .    Purchase price is less than 85 percent of fair market value, or

     .    Offering period is greater than 27 months, or

     . The number of shares allocated to the plan is more than ten percent of the outstanding shares

Nonqualified Employee Stock Purchase Plans

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR nonqualified employee stock purchase plans with all the following features:

     . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     . No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     .    The triggering mechanism should be beyond the control of management

     . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     . The availability and feasibility of alternatives to animal testing to ensure product safety, and

     .    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     . The company has already published a set of animal welfare standards and monitors compliance

     . The company's standards are comparable to or better than those of peer firms, and

     . There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     .    Whether the proposal focuses on a specific drug and region

     . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     . Terms of reduced profits, lower R&D spending, and harm to competitiveness

     . The extent that reduced prices can be offset through the company's marketing budget without affecting

     .    R&D spending

     .    Whether the company already limits price increases of its products

     . Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     .    The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     . Any voluntary labeling initiatives undertaken or considered by the company

     . Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     . The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     . The company's existing healthcare policies, including benefits and healthcare access for local workers

     .    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     . Whether the company has adequately disclosed the financial risks of its sub-prime business

     . Whether the company has been subject to violations of lending laws or serious lending controversies

     .    Peer companies' policies to prevent abusive lending practices

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     .    Whether the company complies with all local ordinances and regulations

     . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     .    The risk of any health-related liabilities.

Advertising to youth:

     . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     . Whether the company has gone as far as peers in restricting advertising

     . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     .    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     .    The percentage of the company's business affected

     . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     .    The percentage of the company's business affected

     .    The feasibility of a spin-off

     .    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     . New legislation is adopted allowing development and drilling in the ANWR region;

     .    The company intends to pursue operations in the ANWR; and

The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     . Environmentally conscious practices of peer companies, including endorsement of CERES

     .    Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     .    The feasibility of financially quantifying environmental risk factors,

     . The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     .    The costs associated with implementing improved standards,

     . The potential costs associated with remediation resulting from poor environmental performance, and

     . The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     .    The nature of the company's business and the percentage affected

     .    The extent that peer companies are recycling

     .    The timetable prescribed by the proposal

     .    The costs and methods of implementation

     . Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Outsourcing/ Offshoring

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

     .    Risks associated with certain international markets

     .    The utility of such a report to shareholders

     . The existence of a publicly available code of corporate conduct that applies to international operations

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     .    The relevance of the issue to be linked to pay

     . The degree that social performance is already included in the company's pay structure and disclosed

     . The degree that social performance is used by peer companies in setting pay

     . Violations or complaints filed against the company relating to the particular social performance measure

     . Artificial limits sought by the proposal, such as freezing or capping executive pay

     .    Independence of the compensation committee

     .    Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     . The company is in compliance with laws governing corporate political activities, and

     . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

     . There are serious controversies surrounding the company's China operations, and

     . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     .    The nature and amount of company business in that country

     .    The company's workplace code of conduct

     .    Proprietary and confidential information involved

     .    Company compliance with U.S. regulations on investing in the country

     .    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     .    Agreements with foreign suppliers to meet certain workplace standards

     .    Whether company and vendor facilities are monitored and how

     .    Company participation in fair labor organizations

     .    Type of business

     .    Proportion of business conducted overseas

     .    Countries of operation with known human rights abuses

     . Whether the company has been recently involved in significant labor and human rights controversies or violations

     .    Peer company standards and practices

     .    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     . The company does not operate in countries with significant human rights violations

     .    The company has no recent human rights controversies or violations, or

     . The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     .    Company compliance with or violations of the Fair Employment Act of
          1989

     . Company antidiscrimination policies that already exceed the legal requirements

     .    The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     .    The potential for charges of reverse discrimination

     . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     .    The level of the company's investment in Northern Ireland

     .    The number of company employees in Northern Ireland

     .    The degree that industry peers have adopted the MacBride Principles

     . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     .    Whether the company has in the past manufactured landmine components

     .    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     .    What weapons classifications the proponent views as cluster bombs

     . Whether the company currently or in the past has manufactured cluster bombs or their components

     .    The percentage of revenue derived from cluster bomb manufacture

     .    Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     . The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     .    Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     .    The information is already publicly available or

          The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     . The board composition is reasonably inclusive in relation to companies of similar size and business or

     . The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     .    The degree of board diversity

     .    Comparison with peer companies

     .    Established process for improving board diversity

     .    Existence of independent nominating committee

     .    Use of outside search firm

     .    History of EEO violations

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     .    The company has well-documented equal opportunity programs

     . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     .    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     .    The composition of senior management and the board is fairly inclusive

     . The company has well-documented programs addressing diversity initiatives and leadership development

     . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     . The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     . attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     . In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     . ignore a shareholder proposal that is approved by a majority of shares outstanding;

     . ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     .    are interested directors and sit on the audit or nominating committee;
          or

     .    are interested directors and the full board serves as the audit or

     . nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Past performance relative to its peers

     .    Market in which fund invests

     .    Measures taken by the board to address the issues

     . Past shareholder activism, board activity, and votes on related proposals

     .    Strategy of the incumbents versus the dissidents

     .    Independence of directors

     .    Experience and skills of director candidates

     .    Governance profile of the company

     .    Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Proposed and current fee schedules

     .    Fund category/investment objective

     .    Performance benchmarks

     .    Share price performance as compared with peers

     .    Resulting fees relative to peers

     .    Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     . potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a

CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund's Sub-classification

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    The degree of change implied by the proposal

     .    The efficiencies that could result

     .    The state of incorporation

     .    Regulatory standards and implications

Vote AGAINST any of the following changes:

     . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     . Removal of shareholder approval requirement for amendments to the new declaration of trust

     . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     . Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     . regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisors without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     . fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     . resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

     . performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX G

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of May 4, 2005.

AIM Dynamics Fund

--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
                               Investor         Class A         Class B         Class C          Class K      Institutional
                             Class Shares       Shares          Shares          Shares           Shares        Class Shares
                            --------------- --------------- --------------- ---------------- --------------- ---------------
Name and Address              Percentage      Percentage      Percentage      Percentage       Percentage      Percentage
of                             Owned of        Owned of        Owned of        Owned of         Owned of        Owned of
Principal Holder                Record          Record          Record          Record           Record          Record
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
AIM Aggressive Asset
Allocation Fund Omnibus
Account
c/o AIM Advisors                 --              --              --               --              --             96.74%
11 Greenway Plaza, Suite
100
Houston, TX  77046-1173
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Charles Schwab & Co. Inc.
Special Custody For the
Exclusive Benefit of
Customers                        --             21.06%           --               --              --              --
Attn:  Mutual Funds
101 Montgomery St.,
San Francisco, CA
94104-4122
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
                               Investor         Class A         Class B         Class C          Class K      Institutional
                             Class Shares       Shares          Shares          Shares           Shares        Class Shares
                            --------------- --------------- --------------- ---------------- --------------- ---------------
Name and Address              Percentage      Percentage      Percentage      Percentage       Percentage      Percentage
of                             Owned of        Owned of        Owned of        Owned of         Owned of        Owned of
Principal Holder                Record          Record          Record          Record           Record          Record
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Delaware Charter
Guarantee & Trust
FBO Principal Financial
Group OMNIBUS Qualified          --              --              --               --             5.21%            --
711 High St.
Des Moines, IA
50392-0002
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
HSBC Bank USA Ttee
FBO PCB Group Inc 401k           --              --              --               --             5.77%            --
PO Box 1329
Buffalo, NY 14240-1329
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Merrill Lynch
4800 Deer Lake Dr East           --              --             13.01%            --             16.99%           --
Jacksonville FL 32246-6484
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Morgan Stanley DW
Attn:  Mutual Fund
Operations
3 Harborside Pl. Floor 6         --              --             9.97%             --              --              --
Jersey City, NJ
07311-3907
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Prudential Investment
FBO Mutual Fund Clients
Attn:  Pruchoice Unit
Mail Stop 194-201                --             6.87%            --               --              --              --
194 Wood Ave. S
Iselin, NJ  08830-2710
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Saxon & Co.
P. O. Box 7780-1888
Philadelphia PA                  --              --              --               --             45.71%           --
19182-0001
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Transamerica Life Ins &
Annuity Co.
Attn:  Daisy Lo
Retirement
Services-Separate Acct.          --             38.91%           --               --              --              --
P. O. Box 30368
Los Angeles, CA
90030-0368
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

AIM Mid Cap Stock Fund

--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
                               Investor         Class A         Class B         Class C          Class K      Institutional
                             Class Shares       Shares          Shares          Shares           Shares        Class Shares
                            --------------- --------------- --------------- ---------------- --------------- ---------------
Name and Address              Percentage      Percentage      Percentage      Percentage       Percentage      Percentage
of                             Owned of        Owned of        Owned of        Owned of         Owned of        Owned of
Principal Holder                Record          Record          Record          Record           Record          Record
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
AIM Moderate Asset
Allocation Fund
Omnibus Account                  --              --              --               --              --             93.16%
c/o AIM Advisors
11 Greenway Plaza, Ste 100
Houston, TX  77046
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Charles Schwab & Co. Inc.
Special Custody For the
Exclusive Benefit of
Customers                        --             26.39%           --               --              --              --
Attn:  Mutual Funds
101 Montgomery St.,
San Francisco, CA
94104-4122
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Merrill Lynch
4800 Deer Lake Dr East           --             7.96%           7.13%            7.96%            --              --
Jacksonville FL 32246-6484
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

AIM Small Company Growth Fund

--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
                               Investor         Class A         Class B         Class C          Class K      Institutional
                             Class Shares       Shares          Shares          Shares           Shares        Class Shares
                            --------------- --------------- --------------- ---------------- --------------- ---------------
Name and Address              Percentage      Percentage      Percentage      Percentage       Percentage      Percentage
of                             Owned of        Owned of        Owned of        Owned of         Owned of        Owned of
Principal Holder                Record          Record          Record          Record           Record          Record
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Charles Schwab & Co. Inc.
Special Custody Acct for
the Exclusive Benefit of
Customers                        12.85%           11.70%           --              --               --               --
Attn:  Mutual Funds
101 Montgomery St.,
San Francisco, CA
94104-4122
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Capital Bank & Trust Co
FBO Pechiney Roller
Products LLC
8515 E Orchard Rd #212            --               --              --              --             12.80%             --
Greenwood Vlg, CO
80111-5002
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
7th Floor                         --               --              --             5.39%             --               --
333 West 34th Street
New York NY  10001-2402
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Dain Rauscher Inc.
Marsha S. Glazer Ttee
Marsha S. Glazer
Charitable Remainder
Unitrust A Dtd 3/14/95            --              5.19%            --              --               --               --
Msg Managed Crut Funds
P. O. Box 997
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------

--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
                               Investor         Class A         Class B         Class C          Class K      Institutional
                             Class Shares       Shares          Shares          Shares           Shares        Class Shares
                            --------------- --------------- --------------- ---------------- --------------- ---------------
Name and Address              Percentage      Percentage      Percentage      Percentage       Percentage      Percentage
of                             Owned of        Owned of        Owned of        Owned of         Owned of        Owned of
Principal Holder                Record          Record          Record          Record           Record          Record
--------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Dain Rauscher Inc.
Marsha S. Glazer Ttee
Marsha S. Glazer
Charitable Remainder
Unitrust B Dtd 3/14/95            --              5.19%            --              --               --               --
Msg Managed Crut Funds
P. O. Box 997
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Delaware Charter
Guarantee & Trust
FBO Principal Financial
Group Omnbi US Qualified          --               --              --              --             66.53%             --
711 High Street
Des Moines, IA  50392-0002
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
FIIOC Agent
Employee Benefit Plans
100 Magellan Way KW1C            11.03%            --              --              --               --               --
Covington, KY  41015-1987
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Nationwide Life Insurance
Co.
QPVA (EISP)
IPO Portfolio Accounting         7.90%             --              --              --               --               --
P. O. Box 182029
Columbus, OH  43218-2029
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------
Prudential Retirement Ins
& Ann co.
280 Trumbull St                  6.89%             --              --              --               --               --
Hartford, CT 06103-3509
--------------------------- ----------------- --------------- --------------- --------------- ---------------- ----------------

----------
* Institutional Class shares have not commenced operations as of the date of the Statement of Additional Information.

AIM S&P 500 Index Fund

----------------------------------------  -----------------   ------------------
                                            Investor Class        Institutional
                                                Shares            Class Shares
----------------------------------------  -----------------   ------------------
                                              Percentage           Percentage
Name and Address of                            Owned of             Owned of
Principal Holder                                Record               Record
----------------------------------------  -----------------   ------------------
BISYS Retirement Services FBO                     --                  5.69%
Hunt, Orman, Blasco, Palffy
700 17th Street
Suite 300
Denver, CO  80202-3531
----------------------------------------  -----------------   ------------------
INVESCO Trust Co. TR                              --                  6.21%
REA Magnet Wire Company Inc.
Executive Deferred Comp Plan
3600 E. Pontiac St.
Fort Wayne,  IN  46803-3804
----------------------------------------  -----------------   ------------------
Wilmington Trust Comp Ttee
FBO Bonestroo, Rosene, Anderlek & Assoc.
301 W. 11/th/ St.
Wilmington, DE  19801-1519                        --                 69.72%
----------------------------------------  -----------------   ------------------

Management Ownership

     As of May 4, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                  APPENDIX H-1

                   PENDING LITIGATION ALLEDGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

     RICHARD LEPERA, On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, Derivatively On Behalf of NATIONS INTERNATIONAL EQUITY FUND, v. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT,

     BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated,
     v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (formerly known as INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM

     INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange

     Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated,
     v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY
     P. JACOBSON, Individually and On Behalf of All Others Similarly Situated,
     v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO

     LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements;

     return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated,
     v. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND,

     INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated,
     v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, On Behalf of Himself and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., Defendants, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, Nominal Defendants, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, Derivatively On Behalf of the INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" v. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, Defendants, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", Nominal Defendants, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, Individually and On Behalf of All Others Similarly Situated (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), v. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, Derivatively on Behalf of the Mutual Funds, Trusts and Corporations Comprising the Invesco and AIM Family of Mutual Funds v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., Defendants, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, Nominal Defendants, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX H-2

 PENDING LITIGATION ALLEGING EXCESSIVE INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Parthasarathy case removed the action to Federal Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH).

     JOHN BILSKI, Individually And On Behalf Of All Others Similarly Situated,
     v. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX H-3

     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia cases have been consolidated for pre-trial purposes into the Berdat case and administratively closed.

     RONALD KONDRACKI v. AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER and RHONDA LECURU v. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY v. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX H-4

       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                        ON CLOSED FUNDS OR SHARE CLASSES

     The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber case has been consolidated for pre-trial purposes into the Zucker case and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

     LAWRENCE ZUCKER, On Behalf Of AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, v. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

     STANLEY LIEBER, On Behalf Of INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, v. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

     HERMAN C. RAGAN, Derivatively, And On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX H-5

        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix case discussed below were consolidated into the Boyce case discussed below and these other lawsuits were administratively closed.

     JOY D. BEASLEY AND SHEILA McDAID, Individually and On Behalf of All Others Similarly Situated, v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN,

     EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME

     FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT

     EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO

     MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX H-6

         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

     The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

     AVO HOGAN and JULIAN W. MEADOWS, On Behalf Of Themselves and All Others Similarly Situated, v. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE
     L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS

     Pursuant to Rule 3-03(d) of Regulation S-X unaudited financials for the period ended January 31, 2005, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended July 31, 2004. Such financials reflect all adjustments which are of a normal recurring nature and which are in the opinion of management, necessary to a fair statement of the results for the periods presented.

                                       FS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of INVESCO Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Dynamics Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004
Houston, Texas

Schedule of Investments
July 31, 2004

                                                                MARKET
                                                   SHARES       VALUE
    -----------------------------------------------------------------------
    DOMESTIC COMMON STOCKS-81.26%

    Advertising-0.77%
    Omnicom Group Inc.                              325,600 $    23,449,712
    -----------------------------------------------------------------------

    Air Freight & Logistics-0.31%
    Robinson (C.H.) Worldwide, Inc.                 214,900       9,397,577
    -----------------------------------------------------------------------

    Apparel Retail-0.54%
    Abercrombie & Fitch Co. -- Class A              449,500      16,577,560
    -----------------------------------------------------------------------

    Apparel, Accessories & Luxury
     Goods-2.31%
    Coach, Inc./(a)/                                637,600      27,282,904
    -----------------------------------------------------------------------
    Polo Ralph Lauren Corp.                       1,313,200      43,283,072
    -----------------------------------------------------------------------
                                                                 70,565,976
    -----------------------------------------------------------------------

    Application Software-0.58%
    Intuit Inc./(a)/                                 82,144       3,075,471
    -----------------------------------------------------------------------
    Synopsys, Inc./(a)/                             581,600      14,708,664
    -----------------------------------------------------------------------
                                                                 17,784,135
    -----------------------------------------------------------------------

    Asset Management & Custody
     Banks-4.91%
    Franklin Resources, Inc.                        421,400      20,332,550
    -----------------------------------------------------------------------
    Investors Financial Services Corp.              573,100      26,179,208
    -----------------------------------------------------------------------
    Legg Mason, Inc.                                638,300      50,132,082
    -----------------------------------------------------------------------
    Northern Trust Corp.                            483,100      19,386,803
    -----------------------------------------------------------------------
    T. Rowe Price Group Inc.                        737,800      34,101,116
    -----------------------------------------------------------------------
                                                                150,131,759
    -----------------------------------------------------------------------

    Biotechnology-2.10%
    Biogen Idec Inc./(a)/                           345,400      20,724,000
    -----------------------------------------------------------------------
    Genzyme Corp./(a)/                              424,000      21,742,720
    -----------------------------------------------------------------------
    Invitrogen Corp./(a)/                           415,700      21,815,936
    -----------------------------------------------------------------------
                                                                 64,282,656
    -----------------------------------------------------------------------

    Broadcasting & Cable TV-2.75%
    EchoStar Communications
     Corp. -- Class A/(a)/                        1,103,600      30,591,792
    -----------------------------------------------------------------------
    Scripps Co. (E.W.) (The) -- Class A             218,200      22,348,044
    -----------------------------------------------------------------------
    Univision Communications Inc. -- Class A/(a)/ 1,079,800      31,281,806
    -----------------------------------------------------------------------
                                                                 84,221,642
    -----------------------------------------------------------------------

    Casinos & Gaming-1.65%
    International Game Technology                   687,800      22,243,452
    -----------------------------------------------------------------------
    Station Casinos, Inc.                           652,900      28,205,280
    -----------------------------------------------------------------------
                                                                 50,448,732
    -----------------------------------------------------------------------

    Communications Equipment-4.00%
    Avaya Inc./(a)/                               3,152,800      46,188,520
    -----------------------------------------------------------------------
    Comverse Technology, Inc./(a)/                1,956,400      33,376,184
    -----------------------------------------------------------------------

                                                               MARKET
                                                  SHARES       VALUE
     ---------------------------------------------------------------------

     Communications
      Equipment-(Continued)
     Corning Inc./(a)/                           2,092,500 $    25,863,300
     ---------------------------------------------------------------------
     Juniper Networks, Inc./(a)/                   740,000      16,990,400
     ---------------------------------------------------------------------
                                                               122,418,404
     ---------------------------------------------------------------------

     Computer Storage & Peripherals-2.15%
     Lexmark International, Inc. -- Class A/(a)/   507,600      44,922,600
     ---------------------------------------------------------------------
     Storage Technology Corp./(a)/                 831,400      20,743,430
     ---------------------------------------------------------------------
                                                                65,666,030
     ---------------------------------------------------------------------

     Construction & Farm Machinery &
      Heavy Trucks-2.97%
     Cummins Inc.                                  302,500      21,002,575
     ---------------------------------------------------------------------
     Deere & Co.                                   493,800      31,015,578
     ---------------------------------------------------------------------
     PACCAR Inc.                                   648,750      38,899,050
     ---------------------------------------------------------------------
                                                                90,917,203
     ---------------------------------------------------------------------

     Consumer Finance-0.50%
     Providian Financial Corp./(a)/              1,109,300      15,352,712
     ---------------------------------------------------------------------

     Data Processing & Outsourced
      Services-4.30%
     Alliance Data Systems Corp./(a)/              343,700      13,648,327
     ---------------------------------------------------------------------
     DST Systems, Inc./(a)/                        980,400      44,667,024
     ---------------------------------------------------------------------
     Fiserv, Inc./(a)/                             729,900      25,006,374
     ---------------------------------------------------------------------
     Hewitt Associates, Inc. -- Class A/(a)/       148,100       3,954,270
     ---------------------------------------------------------------------
     Iron Mountain Inc./(a)/                       877,800      28,326,606
     ---------------------------------------------------------------------
     Paychex, Inc.                                 512,500      15,738,875
     ---------------------------------------------------------------------
                                                               131,341,476
     ---------------------------------------------------------------------

     Department Stores-1.94%
     J.C. Penney Co., Inc.                         651,700      26,068,000
     ---------------------------------------------------------------------
     Kohl's Corp./(a)/                             728,300      33,327,008
     ---------------------------------------------------------------------
                                                                59,395,008
     ---------------------------------------------------------------------

     Diversified Commercial
      Services-1.78%
     Apollo Group, Inc. -- Class A/(a)/            171,550      14,333,002
     ---------------------------------------------------------------------
     Career Education Corp./(a)/                   443,900      15,008,259
     ---------------------------------------------------------------------
     Cintas Corp.                                  599,500      25,155,020
     ---------------------------------------------------------------------
                                                                54,496,281
     ---------------------------------------------------------------------

     Electronic Equipment
      Manufacturers-0.51%
     Amphenol Corp. -- Class A/(a)/                497,500      15,636,425
     ---------------------------------------------------------------------

     Employment Services-3.51%
     Manpower Inc.                               1,345,100      58,579,105
     ---------------------------------------------------------------------
     Robert Half International Inc.              1,749,800      48,679,436
     ---------------------------------------------------------------------
                                                               107,258,541
     ---------------------------------------------------------------------

                                                              MARKET
                                                 SHARES       VALUE
      -------------------------------------------------------------------

      Environmental Services-2.62%
      Republic Services, Inc.                   1,749,200 $    50,027,120
      -------------------------------------------------------------------
      Stericycle, Inc./(a)/                       614,100      30,090,900
      -------------------------------------------------------------------
                                                               80,118,020
      -------------------------------------------------------------------

      General Merchandise
       Stores-0.85%
      Family Dollar Stores, Inc.                  931,900      25,962,734
      -------------------------------------------------------------------

      Health Care Distributors-0.94%
      Henry Schein, Inc./(a)/                     238,801      16,023,547
      -------------------------------------------------------------------
      McKesson Corp.                              392,600      12,629,942
      -------------------------------------------------------------------
                                                               28,653,489
      -------------------------------------------------------------------

      Health Care Equipment-3.33%
      Guidant Corp.                               286,100      15,827,052
      -------------------------------------------------------------------
      Hospira, Inc./(a)/                          262,000       6,788,420
      -------------------------------------------------------------------
      Kinetic Concepts, Inc./(a)/                 388,200      17,437,944
      -------------------------------------------------------------------
      Thermo Electron Corp./(a)/                  554,100      14,251,452
      -------------------------------------------------------------------
      Waters Corp./(a)/                           360,700      15,827,516
      -------------------------------------------------------------------
      Zimmer Holdings, Inc./(a)/                  416,500      31,783,115
      -------------------------------------------------------------------
                                                              101,915,499
      -------------------------------------------------------------------

      Health Care Services-2.15%
      Caremark Rx, Inc./(a)/                    1,122,300      34,230,150
      -------------------------------------------------------------------
      Express Scripts, Inc./(a)/                  480,100      31,494,560
      -------------------------------------------------------------------
                                                               65,724,710
      -------------------------------------------------------------------

      Homebuilding-1.32%
      Pulte Homes, Inc.                           739,400      40,393,422
      -------------------------------------------------------------------

      Hotels, Resorts & Cruise
       Lines-2.65%
      Hilton Hotels Corp.                       2,560,500      45,653,715
      -------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc.   783,400      35,253,000
      -------------------------------------------------------------------
                                                               80,906,715
      -------------------------------------------------------------------

      Industrial Machinery-1.68%
      Eaton Corp.                                 794,200      51,337,088
      -------------------------------------------------------------------

      Integrated Oil & Gas-1.40%
      Murphy Oil Corp.                            552,700      42,745,818
      -------------------------------------------------------------------

      Internet Retail-0.40%
      Priceline.com Inc./(a)(b)/                  512,900      12,145,472
      -------------------------------------------------------------------

      Internet Software &
       Services-2.05%
      Ask Jeeves, Inc./(a)/                       526,900      15,322,252
      -------------------------------------------------------------------
      ValueClick, Inc./(a)/                       901,700       9,359,646
      -------------------------------------------------------------------
      VeriSign, Inc./(a)/                       2,178,500      38,145,535
      -------------------------------------------------------------------
                                                               62,827,433
      -------------------------------------------------------------------

      Leisure Products-0.11%
      Marvel Enterprises, Inc./(a)/               267,800       3,494,790
      -------------------------------------------------------------------

                                                              MARKET
                                                 SHARES       VALUE
       ------------------------------------------------------------------

       Managed Health Care-2.11%
       Aetna Inc.                                 309,100 $    26,520,780
       ------------------------------------------------------------------
       Anthem, Inc./(a)/                          353,800      29,177,886
       ------------------------------------------------------------------
       Coventry Health Care, Inc./(a)/            175,000       8,944,250
       ------------------------------------------------------------------
                                                               64,642,916
       ------------------------------------------------------------------

       Office Electronics-0.58%
       Zebra Technologies Corp. -- Class A/(a)/   216,100      17,856,343
       ------------------------------------------------------------------

       Oil & Gas Equipment &
        Services-2.02%
       BJ Services Co./(a)/                       333,100      16,541,746
       ------------------------------------------------------------------
       Smith International, Inc./(a)/             774,700      45,149,516
       ------------------------------------------------------------------
                                                               61,691,262
       ------------------------------------------------------------------

       Oil & Gas Exploration &
        Production-0.73%
       Apache Corp.                               480,834      22,373,206
       ------------------------------------------------------------------

       Packaged Foods & Meats-0.27%
       Dean Foods Co./(a)/                        224,800       8,313,104
       ------------------------------------------------------------------

       Pharmaceuticals-0.92%
       Valeant Pharmaceuticals International    1,607,700      28,150,827
       ------------------------------------------------------------------

       Property & Casualty
        Insurance-1.24%
       SAFECO Corp.                               803,900      37,831,534
       ------------------------------------------------------------------

       Regional Banks-0.91%
       Marshall & Ilsley Corp.                    104,100       3,998,481
       ------------------------------------------------------------------
       Zions Bancorp.                             392,700      23,758,350
       ------------------------------------------------------------------
                                                               27,756,831
       ------------------------------------------------------------------

       Semiconductors-4.72%
       Altera Corp./(a)/                        1,012,600      21,082,332
       ------------------------------------------------------------------
       Analog Devices, Inc.                       490,800      19,484,760
       ------------------------------------------------------------------
       Broadcom Corp. -- Class A/(a)/             826,400      29,221,504
       ------------------------------------------------------------------
       Maxim Integrated Products, Inc.            656,100      31,558,410
       ------------------------------------------------------------------
       Microchip Technology Inc.                1,141,615      33,072,587
       ------------------------------------------------------------------
       National Semiconductor Corp./(a)/          576,400       9,885,260
       ------------------------------------------------------------------
                                                              144,304,853
       ------------------------------------------------------------------

       Soft Drinks-0.48%
       Pepsi Bottling Group, Inc. (The)           522,700      14,557,195
       ------------------------------------------------------------------

       Specialized Finance-0.52%
       Moody's Corp.                              232,400      15,826,440
       ------------------------------------------------------------------

       Specialty Stores-1.26%
       Advance Auto Parts, Inc./(a)/              149,300       5,542,016
       ------------------------------------------------------------------
       Staples, Inc.                            1,140,800      32,946,304
       ------------------------------------------------------------------
                                                               38,488,320
       ------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 ------------------------------------------------------------------------------

 Systems Software-2.46%
 Novell, Inc./(a)/                                    4,391,000 $    30,034,440
 ------------------------------------------------------------------------------
 Symantec Corp./(a)/                                    669,400      31,301,144
 ------------------------------------------------------------------------------
 VERITAS Software Corp./(a)/                            733,500      13,980,510
 ------------------------------------------------------------------------------
                                                                     75,316,094
 ------------------------------------------------------------------------------

 Technology Distributors-0.93%
 CDW Corp.                                              440,000      28,292,000
 ------------------------------------------------------------------------------

 Thrifts & Mortgage
  Finance-0.98%
 PMI Group, Inc. (The)                                  728,500      30,036,055
 ------------------------------------------------------------------------------

 Trading Companies &
  Distributors-1.60%
 Fastenal Co.                                           782,600      48,818,588
 ------------------------------------------------------------------------------

 Trucking-0.24%
 Sirva Inc./(a)/                                        319,500       7,469,910
 ------------------------------------------------------------------------------

 Wireless Telecommunication
  Services-2.21%
 American Tower Corp. -- Class A/(a)/                 2,023,400      29,258,364
 ------------------------------------------------------------------------------
 Nextel Partners, Inc. -- Class A/(a)/                1,493,850      24,006,170
 ------------------------------------------------------------------------------
 SpectraSite, Inc./(a)/                                 332,200      14,284,600
 ------------------------------------------------------------------------------
                                                                     67,549,134
 ------------------------------------------------------------------------------
   Total Domestic Common Stocks
    (Cost $2,226,724,270)                                         2,484,841,631
 ------------------------------------------------------------------------------
 Foreign Stocks & Other Equity
  Interests-13.79%

 Bermuda-3.05%
 Bunge Ltd. (Agricultural Products)                     619,900      24,876,587
 ------------------------------------------------------------------------------
 Cooper Industries, Ltd. -- Class A
  (Electrical Components & Equipment)                   271,600      15,445,892
 ------------------------------------------------------------------------------
 Ingersoll-Rand Co. -- Class A (Industrial Machinery)   427,400      29,358,106
 ------------------------------------------------------------------------------
 Nabors Industries, Ltd. (Oil & Gas Drilling)/(a)/      225,100      10,467,150
 ------------------------------------------------------------------------------
 Weatherford International Ltd. (Oil &
  Gas Equipment & Services)/(a)/                        278,400      13,023,552
 ------------------------------------------------------------------------------
                                                                     93,171,287
 ------------------------------------------------------------------------------

 Canada-1.49%
 Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                         1,907,400      45,472,416
 ------------------------------------------------------------------------------

 Cayman Islands-0.56%
 Garmin Ltd. (Consumer Electronics)                     455,700      17,088,750
 ------------------------------------------------------------------------------

 Ireland-1.03%
 Elan Corp. PLC-ADR (Pharmaceuticals)/(a)(b)/         1,529,700      31,435,335
 ------------------------------------------------------------------------------

                                                                   MARKET
                                                    SHARES         VALUE
 -----------------------------------------------------------------------------

 Israel-1.66%
 Check Point Software Technologies Ltd.
  (Systems Software)/(a)/                           1,011,900 $    20,126,691
 -----------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 1,035,640      30,654,944
 -----------------------------------------------------------------------------
                                                                   50,781,635
 -----------------------------------------------------------------------------

 Liberia-1.12%
 Royal Caribbean Cruises Ltd.
  (Hotels, Resorts & Cruise Lines)                    801,300      34,255,575
 -----------------------------------------------------------------------------

 Netherlands-0.48%
 Chicago Bridge & Iron Co. N.V.- New York Shares
  (Construction & Engineering)                        502,300      14,662,137
 -----------------------------------------------------------------------------

 Switzerland-1.45%
 Alcon, Inc. (Health Care Supplies)                   362,100      27,736,860
 -----------------------------------------------------------------------------
 Nobel Biocare Holding A.G.
  (Health Care Equipment)/(c)/                        123,200      16,749,371
 -----------------------------------------------------------------------------
                                                                   44,486,231
 -----------------------------------------------------------------------------

 United Kingdom-2.95%
 Amdocs Ltd. (Application Software)/(a)/            1,339,600      29,069,320
 -----------------------------------------------------------------------------
 Shire Pharmaceuticals Group PLC- ADR
  (Pharmaceuticals)/(a)/                            1,735,700      46,134,906
 -----------------------------------------------------------------------------
 Smith & Nephew PLC (Health Care Supplies)/(c)/     1,493,300      15,133,588
 -----------------------------------------------------------------------------
                                                                   90,337,814
 -----------------------------------------------------------------------------
   Total Foreign Stocks & Other Equity Interests
    (Cost $365,806,979)                                           421,691,180
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-5.06%
 INVESCO Treasurer's Money Market Reserve Fund
  (Cost $154,798,045)/(d)/                        154,798,045     154,798,045
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.12%
  (excluding investments purchased with cash
  collateral from securities loaned)
  (Cost $2,747,329,294)                                         3,061,330,856
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 Money Market Funds-0.70%
 INVESCO Treasurer's Money Market Reserve
  Fund/(d)(e)/                                     21,329,950      21,329,950
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $21,329,950)                                           21,329,950
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.81%
  (Cost $2,768,659,244)                                         3,082,660,806
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(0.81%)                            (24,856,919)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                           $ 3,057,803,887
 -----------------------------------------------------------------------------

Investment Abbreviations:
ADR - AmericanDepositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $31,882,959, which represented 1.03% of the fund's total investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
July 31, 2004

       ASSETS:
       Investments, at market value (cost
        $2,592,531,249)*............................... $ 2,906,532,811
       -----------------------------------------------------------------
       Investments in affiliated money market funds
        (cost $176,127,995)............................     176,127,995
       -----------------------------------------------------------------
           Total investments (cost $2,768,659,244).....   3,082,660,806
       -----------------------------------------------------------------
       Receivables for:................................
         Investments sold..............................     141,391,084
       -----------------------------------------------------------------
         Fund shares sold..............................       1,896,444
       -----------------------------------------------------------------
         Dividends.....................................         393,090
       -----------------------------------------------------------------
         Amount due from advisor.......................          88,936
       -----------------------------------------------------------------
       Investment for deferred compensation and
        retirement plans...............................         402,798
       -----------------------------------------------------------------
       Other assets....................................          71,265
       -----------------------------------------------------------------
           Total assets................................   3,226,904,423
       -----------------------------------------------------------------
       LIABILITIES:
       Payables for:...................................
         Investments purchased.........................     101,908,419
       -----------------------------------------------------------------
         Fund shares reacquired........................      25,313,747
       -----------------------------------------------------------------
         Amount due custodian..........................      14,830,448
       -----------------------------------------------------------------
         Deferred compensation and retirement plans....         488,661
       -----------------------------------------------------------------
         Collateral upon return of securities loaned...      21,329,950
       -----------------------------------------------------------------
       Accrued distribution fees.......................         649,810
       -----------------------------------------------------------------
       Accrued trustees' fees..........................           3,984
       -----------------------------------------------------------------
       Accrued transfer agent fees.....................       4,139,951
       -----------------------------------------------------------------
       Accrued operating expenses......................         435,566
       -----------------------------------------------------------------
           Total liabilities...........................     169,100,536
       -----------------------------------------------------------------
       Net assets applicable to shares outstanding..... $ 3,057,803,887
       -----------------------------------------------------------------
       NET ASSETS CONSIST OF:
       Shares of beneficial interest................... $ 5,983,407,162
       -----------------------------------------------------------------
       Undistributed net investment income (loss)......        (568,370)
       -----------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities and foreign currencies...  (3,239,036,673)
       -----------------------------------------------------------------
       Unrealized appreciation of investment securities
        and foreign currencies.........................     314,001,768
       -----------------------------------------------------------------
                                                        $ 3,057,803,887
       -----------------------------------------------------------------

         NET ASSETS:
         Class A........................................ $   12,691,946
         --------------------------------------------------------------
         Class B........................................ $    2,282,444
         --------------------------------------------------------------
         Class C........................................ $   11,287,486
         --------------------------------------------------------------
         Class K........................................ $   25,977,260
         --------------------------------------------------------------
         Investor Class................................. $2,992,577,854
         --------------------------------------------------------------
         Institutional Class............................ $   12,986,897
         --------------------------------------------------------------
         SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
          UNLIMITED NUMBER OF SHARES AUTHORIZED:
         Class A........................................        893,303
         --------------------------------------------------------------
         Class B........................................        163,688
         --------------------------------------------------------------
         Class C........................................        825,483
         --------------------------------------------------------------
         Class K........................................      1,845,552
         --------------------------------------------------------------
         Investor Class.................................    210,871,577
         --------------------------------------------------------------
         Institutional Class............................        900,775
         --------------------------------------------------------------
         Class A :......................................
           Net asset value per share.................... $        14.21
         --------------------------------------------------------------
           Offering price per share:....................
             (Net asset value of $14.21 / 94.50%)....... $        15.04
         --------------------------------------------------------------
         Class B :......................................
           Net asset value and offering price per share. $        13.94
         --------------------------------------------------------------
         Class C :......................................
           Net asset value and offering price per share. $        13.67
         --------------------------------------------------------------
         Class K :......................................
           Net asset value and offering price per share. $        14.08
         --------------------------------------------------------------
         Investor Class:................................
           Net asset value and offering price per share. $        14.19
         --------------------------------------------------------------
         Institutional Class:...........................
           Net asset value and offering price per share. $        14.42
         --------------------------------------------------------------

* At July 31, 2004, securities with an aggregate market value of $20,896,009 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the year ended July 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $254,882)................................ $  15,606,372
-----------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds*.........................................       260,476
-----------------------------------------------------------------------------------------------------
    Total investment income...........................................................    15,866,848
-----------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees.........................................................................    19,123,794
-----------------------------------------------------------------------------------------------------
Administrative services fees..........................................................     1,698,325
-----------------------------------------------------------------------------------------------------
Custodian fees........................................................................       424,616
-----------------------------------------------------------------------------------------------------
Distribution fees:....................................................................
  Class A.............................................................................        42,055
-----------------------------------------------------------------------------------------------------
  Class B.............................................................................        21,241
-----------------------------------------------------------------------------------------------------
  Class C.............................................................................       137,592
-----------------------------------------------------------------------------------------------------
  Class K.............................................................................       191,240
-----------------------------------------------------------------------------------------------------
  Investor Class......................................................................     9,520,723
-----------------------------------------------------------------------------------------------------
Interest..............................................................................        69,460
-----------------------------------------------------------------------------------------------------
Transfer agent fees:..................................................................
  Class A.............................................................................        37,475
-----------------------------------------------------------------------------------------------------
  Class B.............................................................................         7,044
-----------------------------------------------------------------------------------------------------
  Class C.............................................................................       120,353
-----------------------------------------------------------------------------------------------------
  Class K.............................................................................       210,756
-----------------------------------------------------------------------------------------------------
  Investor Class......................................................................    16,992,091
-----------------------------------------------------------------------------------------------------
  Institutional Class.................................................................        35,654
-----------------------------------------------------------------------------------------------------
Trustees' and retirement fees.........................................................        80,911
-----------------------------------------------------------------------------------------------------
Other.................................................................................     1,893,763
-----------------------------------------------------------------------------------------------------
    Total expenses....................................................................    50,607,093
-----------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                     (4,001,799)
-----------------------------------------------------------------------------------------------------
    Net expenses......................................................................    46,605,294
-----------------------------------------------------------------------------------------------------
Net investment income (loss)..........................................................   (30,738,446)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:........................................................
  Investment securities...............................................................   945,465,916
-----------------------------------------------------------------------------------------------------
  Foreign currencies..................................................................      (240,425)
-----------------------------------------------------------------------------------------------------
                                                                                         945,225,491
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:..............................
  Investment securities...............................................................  (434,936,682)
-----------------------------------------------------------------------------------------------------
  Foreign currencies..................................................................          (324)
-----------------------------------------------------------------------------------------------------
                                                                                        (434,937,006)
-----------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies............................   510,288,485
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations.................................. $ 479,550,039
-----------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the years ended July 31, 2004 and 2003

                                                                                                            2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....................................................................... $   (30,738,446)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies.........................     945,225,491
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign
   currencies........................................................................................    (434,937,006)
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations.............................................     479,550,039
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:..............................................................................
  Class A............................................................................................       5,426,087
-----------------------------------------------------------------------------------------------------------------------
  Class B............................................................................................         723,339
-----------------------------------------------------------------------------------------------------------------------
  Class C............................................................................................      (3,772,353)
-----------------------------------------------------------------------------------------------------------------------
  Class K............................................................................................     (24,547,120)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class.....................................................................................  (1,337,770,199)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class................................................................................     (22,726,179)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions..........................  (1,382,666,425)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets............................................................    (903,116,386)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year..................................................................................   3,960,920,273
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(568,370) and $(316,835) for
   2004 and 2003, respectively)...................................................................... $ 3,057,803,887
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           2003
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....................................................................... $  (28,533,692)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies.........................   (487,605,258)
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies........................................................................................  1,161,951,515
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations.............................................    645,812,565
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:..............................................................................
  Class A............................................................................................      3,205,768
---------------------------------------------------------------------------------------------------------------------
  Class B............................................................................................        846,881
---------------------------------------------------------------------------------------------------------------------
  Class C............................................................................................       (850,225)
---------------------------------------------------------------------------------------------------------------------
  Class K............................................................................................     (6,272,453)
---------------------------------------------------------------------------------------------------------------------
  Investor Class.....................................................................................   (456,316,114)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class................................................................................        568,103
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions..........................   (458,818,040)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets............................................................    186,994,525
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year..................................................................................  3,773,925,748
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(568,370) and $(316,835) for
   2004 and 2003, respectively)...................................................................... $3,960,920,273
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO Dynamics Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

   The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

   Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

      Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average net assets as follows:

                    AVERAGE NET ASSETS                 RATE
                    ----------------------------------------
                    First $350 million                 0.60%
                    ----------------------------------------
                    From $350 million to $700 million  0.55%
                    ----------------------------------------
                    From $700 million to $2 billion    0.50%
                    ----------------------------------------
                    From $2 billion to $4 billion      0.45%
                    ----------------------------------------
                    From $4 billion to $6 billion      0.40%
                    ----------------------------------------
                    From $6 billion to $8 billion     0.375%
                    ----------------------------------------
                    Over $8 billion                    0.35%
                    ----------------------------------------

   For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $12,787,240. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $6,336,554.

   Effectively November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

   AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.30%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $91,277.

   For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $5,747, $20,733, $32,754, $898,314
and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $542, $76,669, $22,361, $2,066,444
and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $53,747. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $0.

   For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $261,198 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $1,107,980 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $590,345 for such services.

   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $0 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,581,116 for such services.

   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $42,055, $21,241, $137,592, $191,240 and $9,520,723, respectively. AIM has reimbursed
$296,311 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.

   Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $8,292 in front-end sales commissions from the sale of Class A shares and $0, $3, $1,249 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

   Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                             MARKET                                      UNREALIZED      MARKET             REALIZED
                             VALUE       PURCHASES        PROCEEDS      APPRECIATION     VALUE     DIVIDEND   GAIN
FUND                        07/31/03      AT COST        FROM SALES    (DEPRECIATION)   07/31/04    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series
 Money
 Market Reserve Fund...... $        -- $  882,220,584 $  (727,422,539)      $--       $154,798,045 $139,620   $--
--------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                             MARKET                                      UNREALIZED      MARKET             REALIZED
                             VALUE       PURCHASES        PROCEEDS      APPRECIATION     VALUE     DIVIDEND   GAIN
FUND                        07/31/03      AT COST        FROM SALES    (DEPRECIATION)   07/31/04   INCOME*   (LOSS)
--------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series
 Money
 Market Reserve Fund...... $36,892,514 $  476,292,324 $  (491,854,888)      $--       $ 21,329,950 $120,856   $--
--------------------------------------------------------------------------------------------------------------------
Total..................... $36,892,514 $1,358,512,908 $(1,219,277,427)      $--       $176,127,995 $260,476   $--
--------------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

During the year ended July 31, 2004, the Fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with our broker were rebated to the Fund. These commission rebates were used to offset custodian fees in the amount of $175,702 payable to SSB, the custodian of the Fund and the administrator of the commission rebate program. The commission rebate program was discontinued in November 2003.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

   Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

   Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

   During the year ended July 31, 2004, the Fund paid legal fees of $7,217 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $19,476,279 with a weighted average interest rate of 1.92% and interest expense of $69,460.

   Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

   The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

   Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

   At July 31, 2004, securities with an aggregate value of $20,896,009 were on loan to brokers. The loans were secured by cash collateral of $21,329,950 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $120,856 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2004 and July 31, 2003.

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                         2004
            -------------------------------------------------------
            Unrealized appreciation -- investments $   309,490,648
            -------------------------------------------------------
            Temporary book/tax differences                (319,080)
            -------------------------------------------------------
            Capital loss carryforward               (3,234,525,553)
            -------------------------------------------------------
            Post-October currency loss deferral           (249,290)
            -------------------------------------------------------
            Shares of beneficial interest            5,983,407,162
            -------------------------------------------------------
            Total net assets                       $ 3,057,803,887
            -------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $206.

   The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

   Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $3,223,134,471 of capital loss carryforward in the fiscal year ended July 31, 2005.

   The Fund utilized $814,113,954 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ----------------------------------------------
                 July 31, 2010                   $  944,300,702
                 ----------------------------------------------
                 July 31, 2011                    2,290,224,851
                 ----------------------------------------------
                 Total capital loss carryforward $3,234,525,553
                 ----------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $3,662,733,979 and $5,223,727,837, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
  ---------------------------------------------------------------------------
  Aggregate unrealized appreciation of investment securities   $ 423,107,423
  ---------------------------------------------------------------------------
  Aggregate unrealized (depreciation) of investment securities  (113,616,981)
  ---------------------------------------------------------------------------
  Net unrealized appreciation of investment securities         $ 309,490,442
  ---------------------------------------------------------------------------

Cost of investments for tax purposes is $2,773,170,364.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward limitations and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $30,486,911, undistributed net realized gain (loss) was increased by $198,978,662 and shares of beneficial interest decreased by $229,465,573. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Institutional Class shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Institutional Class shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                               ------------------------------------------------------------
                                                                            2004                           2003
                                                               -----------------------------  -----------------------------
                                                                  SHARES          AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         1,979,317  $    26,579,934    11,092,918  $   125,881,340
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                            75,305        1,053,608        82,398          928,642
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                           288,214        3,834,257    41,725,537      442,269,623
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                         1,293,894       18,384,954     2,158,128       23,785,225
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 76,753,034    1,091,080,896   789,077,245    8,458,071,739
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             1,246,049       18,319,642     1,411,996       15,709,144
----------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(a)/
  Class A                                                                --               --        47,716          507,690
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                --               --         1,207           12,735
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                --               --        80,743          838,403
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                --               --            93              985
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                         --               --     4,491,385       47,634,088
----------------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:/(b)/
  Class A                                                               602            6,639            --               --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              (611)          (6,639)           --               --
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                        (1,562,509)     (21,160,486)  (10,850,031)    (123,183,262)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                           (22,032)        (323,630)       (8,718)         (94,496)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          (550,924)      (7,606,610)  (41,986,648)    (443,958,251)
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                        (3,002,001)     (42,932,074)   (2,761,338)     (30,058,663)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               (167,434,476)  (2,428,851,095) (833,286,306)  (8,962,021,941)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (2,721,217)     (41,045,821)   (1,345,394)     (15,141,041)
----------------------------------------------------------------------------------------------------------------------------
                                                                (93,657,355) $(1,382,666,425)  (40,069,069) $  (458,818,040)
----------------------------------------------------------------------------------------------------------------------------

/(a)/On January 31, 2003, INVESCO Dynamics Fund ("Dynamics Fund") acquired all of the net assets of the INVESCO Endeavor Fund ("Endeavor Fund") pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on January 29, 2003. The acquisition was accomplished by a tax-free exchange of 4,491,385 shares of Dynamics Fund-Investor Class shares (valued at $47,634,088) for 9,169,134 shares of the Endeavor Fund Investor Class shares, 47,716 shares of Dynamics Fund-Class A shares (valued at $507,690) for 91,427 shares of the Endeavor Fund Class A shares, 1,207 shares of Dynamics Fund-Class B shares (valued at $12,735) for 2,466 shares of the Endeavor Fund-Class B shares, 80,743 shares of Dynamics Fund-Class C shares (valued at $838,403) for 164,854 shares of the Endeavor Fund-Class C shares and 93 shares of Dynamics Fund-Class K shares (valued at $985) for 191 shares of the Endeavor Fund Class K shares, respectively, outstanding on January 31, 2003. Endeavor Fund's net assets at that date ($48,993,901) including $3,500,200 of unrealized appreciation, were combined with those of Dynamics Fund. The aggregate net assets of Dynamics Fund and the Endeavor Fund immediately before the acquisition were $3,382,260,445 and $48,993,901, respectively. The net assets of Dynamics Fund after the Acquisition were $3,431,254,346.
/(b)/Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                                   ------------------------------------
                                                                                             MARCH 28, 2002
                                                                      YEAR ENDED JULY 31,     (DATE SALES
                                                                   -----------------------   COMMENCED) TO
                                                                         2004         2003   JULY 31, 2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................. $ 12.84          $10.82      $ 15.30
--------------------------------------------------------------------------------------------------------------
Income from investment operations:................................
  Net investment income (loss)....................................   (0.13)/(a)/     (0.09)       (0.03)/(a)/
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized).    1.50            2.11        (4.45)
--------------------------------------------------------------------------------------------------------------
    Total from investment operations..............................    1.37            2.02        (4.48)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period.................................... $ 14.21          $12.84      $ 10.82
--------------------------------------------------------------------------------------------------------------
Total return/(b)/.................................................   10.67%          18.56%      (29.22)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................................
Net assets, end of period (000s omitted).......................... $12,692          $6,108      $ 2,006
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets...........................    1.30%/(c)(d)/   1.24%        1.11%/(e)/
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets.......   (0.89)%/(c)/    (0.81)%      (0.76)%/(e)/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/......................................      95%             91%          81%
--------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
/(c)/Ratios are based on average daily net assets of $12,015,799.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                   CLASS B
                                                                   ---------------------------------
                                                                                          MARCH 28, 2002
                                                                    YEAR ENDED JULY 31,    (DATE SALES
                                                                   --------------------   COMMENCED) TO
                                                                       2004        2003   JULY 31, 2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................. $12.69        $10.78      $ 15.30
-----------------------------------------------------------------------------------------------------------
Income from investment operations:................................
  Net investment income (loss)....................................  (0.22)/(a)/   (0.08)       (0.06)/(a)/
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized).   1.47          1.99        (4.46)
-----------------------------------------------------------------------------------------------------------
    Total from investment operations..............................   1.25          1.91        (4.52)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period.................................... $13.94        $12.69      $ 10.78
-----------------------------------------------------------------------------------------------------------
Total return/(b)/.................................................   9.85%        17.72%      (29.54)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................................
Net assets, end of period (000s omitted).......................... $2,282        $1,409      $   390
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:..........................
  With fee waivers and/or expense reimbursements..................   1.95%/(c)/    1.96%        2.09%/(d)/
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements...............   2.26%/(c)/    2.52%        2.09%/(d)/
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets.......  (1.54)%/(c)/  (1.53)%      (1.71)%/(d)/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/......................................     95%           91%          81%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
/(c)/Ratios are based on average daily net assets of $2,124,070.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                               CLASS C
                                                                   --------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                                   ------------------------------------------
                                                                        2004        2003      2002      2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.44        $ 10.60   $ 17.04   $ 27.78
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.22)/(a)/    (0.18)    (0.25)    (0.06)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.45           2.02     (6.17)   (10.60)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.23           1.84     (6.42)   (10.66)
----------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --     (0.02)    (0.08)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.67        $ 12.44   $ 10.60   $ 17.04
----------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     9.89%         17.47%   (37.76)%  (38.45)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $11,287        $13,537   $13,440   $28,887
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.95%/(c)/     1.96%     1.96%     1.86%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.67%/(c)/     3.05%     2.16%     1.86%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.54)%/(c)/   (1.54)%   (1.59)%   (1.34)%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            95%            91%       81%       55%
----------------------------------------------------------------------------------------------------------------

                                                                   ------------------
                                                                   FEBRUARY 14, 2002
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                     JULY 31, 2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $28.25
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.00)/(a)/
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (0.47)
-------------------------------------------------------------------------------------
    Total from investment operations                                     (0.47)
-------------------------------------------------------------------------------------
Less distributions from net realized gains                                  --
-------------------------------------------------------------------------------------
Net asset value, end of period                                          $27.78
-------------------------------------------------------------------------------------
Total return/(b)/                                                        (1.66)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $4,779
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          1.71%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       1.71%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.20)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                75%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
/(c)/Ratios are based on average daily net assets of $13,759,200.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                            CLASS K
                                                                   ---------------------------------------------------
                                                                                                          NOVEMBER 30, 2000
                                                                            YEAR ENDED JULY 31,              (DATE SALES
                                                                   --------------------------------         COMMENCED) TO
                                                                        2004        2003        2002        JULY 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.74        $ 10.76   $ 17.19            $ 22.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.14)/(a)/    (0.02)    (0.15)/(a)/        (0.03)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.48           2.00     (6.26)             (5.28)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.34           1.98     (6.41)             (5.31)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --     (0.02)                --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 14.08        $ 12.74   $ 10.76            $ 17.19
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    10.52%         18.40%   (37.32)%           (23.60)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $25,977        $45,258   $44,745            $     6
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.40%/(c)/     1.41%     1.36%              1.48%/(d)/
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.54%/(c)/     1.61%     1.36%              3.06%/(d)/
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.99)%/(c)/   (0.98)%   (1.05)%            (1.03)%/(d)/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            95%            91%       81%                55%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $42,497,874.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                                INVESTOR CLASS
                                                                   ------------------------------------------------------------
                                                                                              YEAR ENDED JULY 31,
                                                                   ------------------------------------------------------------
                                                                         2004            2003         2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    12.81        $    10.81   $    17.23   $    27.86
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.11)/(a)/       (0.00)       (0.00)       (0.12)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        1.49              2.00        (6.40)      (10.43)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     1.38              2.00        (6.40)      (10.55)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --                --        (0.02)       (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $    14.19        $    12.81   $    10.81   $    17.23
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       10.77%            18.50%      (37.17)%     (37.94)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,992,578        $3,863,821   $3,688,213   $6,562,467
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.19%/(c)/        1.21%        1.21%        1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.29%/(c)/        1.46%        1.23%        1.00%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.78)%/(c)/      (0.78)%      (0.86)%      (0.49)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               95%               91%          81%          55%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                       2000
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $    19.39
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.00)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        9.51
-------------------------------------------------------------------------------
    Total from investment operations                                     9.51
-------------------------------------------------------------------------------
Less distributions from net realized gains                              (1.04)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $    27.86
-------------------------------------------------------------------------------
Total return/(b)/                                                       50.34%
-------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $7,865,489
-------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.89%
-------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      0.89%
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.34)%
-------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               75%
-------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $3,808,289,157.
/(d)/Not annualized for periods less than one year.

                                                                                             INSTITUTIONAL CLASS
                                                                   ------------------------------------------------------


                                                                                    YEAR ENDED JULY 31,
                                                                   ------------------------------------------------
                                                                         2004         2003        2002          2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.96          $ 10.88   $ 17.28       $ 27.87
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)/(a)/      (0.04)    (0.08)/(a)/   (0.07)/(a)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.50             2.12     (6.30)       (10.44)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.46             2.08     (6.38)       (10.51)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --               --     (0.02)        (0.08)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 14.42          $ 12.96   $ 10.88       $ 17.28
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    11.26%           19.12%   (36.95)%      (37.78)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $12,987          $30,788   $25,133       $11,622
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                              0.71%/(c)(d)/    0.78%     0.84%         0.77%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.30)%/(c)/     (0.34)%   (0.53)%       (0.26)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                            95%              91%       81%           55%
--------------------------------------------------------------------------------------------------------------------------

                                                                   -------------
                                                                   MAY 22, 2000
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   JULY 31, 2000
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 24.29
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.02)/(a)/
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        3.60
------------------------------------------------------------------------------------
    Total from investment operations                                     3.58
------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --
------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 27.87
------------------------------------------------------------------------------------
Total return/(b)/                                                       14.74%
------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $22,989
------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                                 0.77%/(e)/
------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.22)%/(e)/
------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               75%
------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $32,156,927. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.72%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

   As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

   As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

   Agreements in Principle and Settled Enforcement Actions Related to Market Timing

   On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R.
Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group
Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

   On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

   Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

   Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

   None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

   At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

   The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

   At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

   On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

   On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

   Ongoing Regulatory Inquiries Concerning IFG

   IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

   Ongoing Regulatory Inquiries Concerning AIM

   AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

   Private Civil Actions Alleging Market Timing

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

   The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

   Private Civil Actions Alleging Improper Use of Fair Value Pricing

   Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

   Private Civil Actions Alleging Excessive Advisory and Distribution Fees

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

NOTE 14--Subsequent Event

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter subsequent to the period ended July 31, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage of ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance appropriate amounts will be reimbursed. At this time the effect to the Fund is not expected to be material.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of INVESCO Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Small Company Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004
Houston, Texas

Schedule of Investments
July 31, 2004

                                                                MARKET
                                                     SHARES     VALUE
     ---------------------------------------------------------------------
     COMMON STOCKS & OTHER EQUITY
      Interests-99.17%

     Aerospace & Defense-0.66%
     Aviall, Inc./(a)/                               197,400 $   3,957,870
     ---------------------------------------------------------------------

     Airlines-0.70%
     AirTran Holdings, Inc./(a)(b)/                  379,700     4,233,655
     ---------------------------------------------------------------------

     Apparel Retail-1.51%
     Aeropostale, Inc./(a)/                           96,550     2,942,844
     ---------------------------------------------------------------------
     Gymboree Corp. (The)/(a)(b)/                    206,900     3,275,227
     ---------------------------------------------------------------------
     Pacific Sunwear of California, Inc./(a)/        140,200     2,860,080
     ---------------------------------------------------------------------
                                                                 9,078,151
     ---------------------------------------------------------------------

     Application Software-4.28%
     Agile Software Corp./(a)/                       525,800     3,911,952
     ---------------------------------------------------------------------
     FileNET Corp./(a)/                              172,800     3,283,200
     ---------------------------------------------------------------------
     Hyperion Solutions Corp./(a)/                   105,800     4,339,916
     ---------------------------------------------------------------------
     Intervoice, Inc./(a)/                           259,600     2,287,076
     ---------------------------------------------------------------------
     MSC.Software Corp./(a)(b)/                      510,700     3,763,859
     ---------------------------------------------------------------------
     Open Solutions Inc./(a)/                        134,500     3,045,080
     ---------------------------------------------------------------------
     Quest Software, Inc./(a)(b)/                    240,000     2,894,400
     ---------------------------------------------------------------------
     RSA Security Inc./(a)(b)/                       122,030     2,272,199
     ---------------------------------------------------------------------
                                                                25,797,682
     ---------------------------------------------------------------------

     Asset Management & Custody
      Banks-3.19%
     Affiliated Managers Group, Inc./(a)(b)/         155,700     7,148,187
     ---------------------------------------------------------------------
     Eaton Vance Corp./(b)/                          144,700     5,489,918
     ---------------------------------------------------------------------
     National Financial Partners Corp.               195,800     6,594,544
     ---------------------------------------------------------------------
                                                                19,232,649
     ---------------------------------------------------------------------

     Automobile Manufacturers-0.41%
     Winnebago Industries, Inc.                       67,500     2,487,375
     ---------------------------------------------------------------------

     Biotechnology-5.77%
     Alnylam Pharmaceuticals Inc./(a)/               271,400     1,397,710
     ---------------------------------------------------------------------
     Angiotech Pharmaceuticals, Inc. (Canada)/ (a)/  309,900     5,460,438
     ---------------------------------------------------------------------
     Connectics Corp./(a)(b)/                        233,000     6,414,490
     ---------------------------------------------------------------------
     Gen-Probe Inc./(a)/                             112,400     4,206,008
     ---------------------------------------------------------------------
     Incyte Corp./(a)/                               484,100     2,977,215
     ---------------------------------------------------------------------
     Ligand Pharmaceuticals Inc. -- Class B
      (Acquired 07/03/03; Cost $100,000)/(a) (c)(d)/ 100,000     1,381,000
     ---------------------------------------------------------------------
     Mannkind Corp./(a)/                              87,000     1,231,050
     ---------------------------------------------------------------------
     Martek Biosciences Corp./(a)/                    55,000     2,602,600
     ---------------------------------------------------------------------
     Metabasis Therapeutics, Inc./(a)/               114,500       658,375
     ---------------------------------------------------------------------
     Nabi Biopharmaceuticals/(a)/                    437,100     5,048,505
     ---------------------------------------------------------------------
     Pharmion Corp./(a)/                              75,500     3,388,440
     ---------------------------------------------------------------------
                                                                34,765,831
     ---------------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
      -------------------------------------------------------------------

      Broadcasting & Cable TV-1.08%
      Radio One, Inc. -- Class D/(a)/               429,600 $   6,534,216
      -------------------------------------------------------------------

      Casinos & Gaming-3.84%
      Alliance Gaming Corp./(a)/                    175,800     2,501,634
      -------------------------------------------------------------------
      Boyd Gaming Corp.                             183,700     4,829,473
      -------------------------------------------------------------------
      Multimedia Games, Inc./(a)(b)/                126,200     2,388,966
      -------------------------------------------------------------------
      Pinnacle Entertainment, Inc./(a)(b)/          250,700     2,830,403
      -------------------------------------------------------------------
      Scientific Games Corp. -- Class A/(a)(b)/     188,500     3,357,185
      -------------------------------------------------------------------
      Shuffle Master, Inc./(a)(b)/                  122,600     3,921,974
      -------------------------------------------------------------------
      Station Casinos, Inc./(b)/                     76,000     3,283,200
      -------------------------------------------------------------------
                                                               23,112,835
      -------------------------------------------------------------------

      Catalog Retail-0.42%
      Insight Enterprises, Inc./(a)(b)/             158,800     2,547,152
      -------------------------------------------------------------------

      Communications Equipment-3.77%
      Arris Group Inc./(a)(b)/                    1,044,400     4,590,138
      -------------------------------------------------------------------
      Extreme Networks, Inc./(a)(b)/              1,068,200     5,789,644
      -------------------------------------------------------------------
      NETGEAR, Inc./(a)(b)/                         458,400     5,230,344
      -------------------------------------------------------------------
      Tekelec/(a)(b)/                               367,300     7,136,639
      -------------------------------------------------------------------
                                                               22,746,765
      -------------------------------------------------------------------

      Computer Storage & Peripherals- 0.43%
      Avid Technology, Inc./(a)/                     56,000     2,617,440
      -------------------------------------------------------------------

      Construction & Engineering-0.65%
      Chicago Bridge & Iron Co. N.V.-New
       York Shares (Netherlands)/(b)/               133,400     3,893,946
      -------------------------------------------------------------------

      Construction & Farm Machinery
       & Heavy Trucks-3.70%
      Bucyrus International, Inc. -- Class A/(a)/    71,600     1,718,400
      -------------------------------------------------------------------
      Joy Global Inc./(b)/                          241,900     7,182,011
      -------------------------------------------------------------------
      Oshkosh Truck Corp.                           118,400     6,271,648
      -------------------------------------------------------------------
      Wabash National Corp./(b)/                    247,200     7,139,136
      -------------------------------------------------------------------
                                                               22,311,195
      -------------------------------------------------------------------

      Distributors-0.19%
      Design Within Reach Inc./(a)/                  71,500     1,155,511
      -------------------------------------------------------------------

      Diversified Commercial Services- 2.24%
      Corinthian Colleges, Inc./(a)(b)/              83,700     1,566,864
      -------------------------------------------------------------------
      Corporate Executive Board Co. (The)/(b)/      120,100     6,809,670
      -------------------------------------------------------------------
      Laureate Education Inc./(a)/                  144,500     5,100,850
      -------------------------------------------------------------------
                                                               13,477,384
      -------------------------------------------------------------------

      Diversified Metals & Mining-1.10%
      Arch Coal, Inc./(b)/                          196,500     6,635,805
      -------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES     VALUE
   --------------------------------------------------------------------------

   Electrical Components &
    Equipment-0.80%
   Power-One, Inc./(a)(b)/                              547,300 $   4,799,821
   --------------------------------------------------------------------------

   Electronic Equipment
    Manufacturers-3.37%
   Aeroflex Inc./(a)(b)/                                779,360     8,643,102
   --------------------------------------------------------------------------
   FLIR Systems, Inc./(a)(b)/                           104,800     6,668,424
   --------------------------------------------------------------------------
   Metrologic Instruments, Inc./(a)(b)/                 315,200     5,014,832
   --------------------------------------------------------------------------
                                                                   20,326,358
   --------------------------------------------------------------------------

   Electronic Manufacturing Services-0.76%
   Trimble Navigation Ltd./(a)(b)/                      165,885     4,606,626
   --------------------------------------------------------------------------

   Employment Services-2.67%
   Gevity HR, Inc./(b)/                                 141,400     2,938,292
   --------------------------------------------------------------------------
   Heidrick & Struggles International, Inc./(a)/        146,650     3,880,359
   --------------------------------------------------------------------------
   Labor Ready, Inc./(a)(b)/                            238,900     3,349,378
   --------------------------------------------------------------------------
   MPS Group, Inc./(a)(b)/                              384,300     3,451,014
   --------------------------------------------------------------------------
   Resources Connection, Inc./(a)/                       63,860     2,476,491
   --------------------------------------------------------------------------
                                                                   16,095,534
   --------------------------------------------------------------------------

   Environmental Services-1.11%
   Stericycle, Inc./(a)/                                136,000     6,664,000
   --------------------------------------------------------------------------

   Food Distributors-0.59%
   Central European Distribution Corp./(a)(b)/          148,652     3,584,000
   --------------------------------------------------------------------------

   General Merchandise Stores-0.50%
   Tuesday Morning Corp./(a)(b)/                         93,700     3,013,392
   --------------------------------------------------------------------------

   Health Care Distributors-0.52%
   Andrx Corp./(a)/                                     122,000     3,164,680
   --------------------------------------------------------------------------

   Health Care Equipment-2.63%
   ArthroCare Corp./(a)(b)/                             166,075     4,422,577
   --------------------------------------------------------------------------
   Cytyc Corp./(a)/                                     207,100     5,005,607
   --------------------------------------------------------------------------
   INAMED Corp./(a)/                                     39,150     2,121,147
   --------------------------------------------------------------------------
   Respironics, Inc./(a)/                                77,600     4,323,872
   --------------------------------------------------------------------------
                                                                   15,873,203
   --------------------------------------------------------------------------

   Health Care Facilities-2.62%
   Community Health Systems Inc./(a)(b)/                176,600     4,346,126
   --------------------------------------------------------------------------
   Select Medical Corp.                                 232,800     2,989,152
   --------------------------------------------------------------------------
   United Surgical Partners International, Inc./(a)(b)/ 148,800     5,243,712
   --------------------------------------------------------------------------
   VCA Antech, Inc./(a)/                                 76,200     3,202,686
   --------------------------------------------------------------------------
                                                                   15,781,676
   --------------------------------------------------------------------------

   Health Care Services-4.33%
   Accredo Health, Inc./(a)(b)/                          78,300     2,536,920
   --------------------------------------------------------------------------
   Covance Inc./(a)/                                    126,000     4,622,940
   --------------------------------------------------------------------------
   DaVita, Inc./(a)/                                    199,900     6,070,963
   --------------------------------------------------------------------------
   Dendrite International, Inc./(a)/                    325,500     4,853,205
   --------------------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------

      Health Care Services-(Continued)
      eResearch Technology, Inc./(a)(b)/            296,950 $   7,397,025
      -------------------------------------------------------------------
      SFBC International, Inc./(a)/                  18,800       639,952
      -------------------------------------------------------------------
                                                               26,121,005
      -------------------------------------------------------------------

      Health Care Supplies-2.23%
      Advanced Medical Optics, Inc./(a)/            125,400     4,771,470
      -------------------------------------------------------------------
      Align Technology, Inc./(a)/                   125,000     2,147,500
      -------------------------------------------------------------------
      Cooper Cos., Inc. (The)                        60,200     3,578,890
      -------------------------------------------------------------------
      Dade Behring Holdings Inc./(a)/                59,200     2,941,648
      -------------------------------------------------------------------
                                                               13,439,508
      -------------------------------------------------------------------

      Housewares & Specialties-0.54%
      Jarden Corp./(a)/                              90,000     3,252,600
      -------------------------------------------------------------------

      Industrial Gases-1.06%
      Airgas, Inc./(b)/                             292,700     6,366,225
      -------------------------------------------------------------------

      Industrial Machinery-2.94%
      IDEX Corp.                                    279,150     8,957,924
      -------------------------------------------------------------------
      Kennametal Inc.                               199,200     8,764,800
      -------------------------------------------------------------------
                                                               17,722,724
      -------------------------------------------------------------------

      Internet Software & Services-3.29%
      Akamai Technologies, Inc./(a)(b)/             137,200     2,048,396
      -------------------------------------------------------------------
      Aladdin Knowledge Systems (Israel)/(a)/        66,600     1,257,408
      -------------------------------------------------------------------
      Blue Coat Systems, Inc./(a)(b)/                48,900       905,139
      -------------------------------------------------------------------
      Chordiant Software, Inc./(a)/                 264,200       819,020
      -------------------------------------------------------------------
      CNET Networks, Inc./ (a)(b)/                  208,000     1,899,040
      -------------------------------------------------------------------
      Internet Security Systems, Inc./(a)(b)/       134,800     2,065,136
      -------------------------------------------------------------------
      iVillage Inc./(a)/                            484,800     2,506,416
      -------------------------------------------------------------------
      j2 Global Communications, Inc./(a)(b)/        129,200     3,295,892
      -------------------------------------------------------------------
      RealNetworks, Inc./(a)(b)/                    363,000     2,047,320
      -------------------------------------------------------------------
      SupportSoft, Inc./(a)(b)/                     135,100     1,190,231
      -------------------------------------------------------------------
      Websense, Inc./(a)/                            47,000     1,794,930
      -------------------------------------------------------------------
                                                               19,828,928
      -------------------------------------------------------------------

      Investment Banking & Brokerage-2.16%
      Greenhill & Co., Inc./(a)(b)/                 141,700     2,897,765
      -------------------------------------------------------------------
      Knight Trading Group, Inc. -- Class A/(a)(b)/ 606,400     5,160,464
      -------------------------------------------------------------------
      Raymond James Financial, Inc./(b)/            212,100     4,956,777
      -------------------------------------------------------------------
                                                               13,015,006
      -------------------------------------------------------------------

      IT Consulting & Other Services-1.70%
      Sapient Corp./(a)/                            719,800     5,031,402
      -------------------------------------------------------------------
      SRA International, Inc. -- Class A/(a)(b)/    122,899     5,224,436
      -------------------------------------------------------------------
                                                               10,255,838
      -------------------------------------------------------------------

      Leisure Products-0.65%
      Marvel Enterprises, Inc./(a)/                 299,400     3,907,170
      -------------------------------------------------------------------

                                                                MARKET
                                                    SHARES      VALUE
      --------------------------------------------------------------------

      Managed Health Care-0.49%
      Sierra Health Services, Inc./(a)/               49,900 $   2,205,580
      --------------------------------------------------------------------
      WellCare Health Plans Inc./(a)/                 37,200       729,120
      --------------------------------------------------------------------
                                                                 2,934,700
      --------------------------------------------------------------------

      Oil & Gas Drilling-2.29%
      Grey Wolf, Inc./(a)/                         1,674,700     7,519,403
      --------------------------------------------------------------------
      Todco -- Class A/(a)/                          396,700     6,259,926
      --------------------------------------------------------------------
                                                                13,779,329
      --------------------------------------------------------------------

      Oil & Gas Equipment & Services-1.95%
      Hydril/(a)/                                    183,100     6,527,515
      --------------------------------------------------------------------
      Maverick Tube Corp./(a)/                       180,500     5,205,620
      --------------------------------------------------------------------
                                                                11,733,135
      --------------------------------------------------------------------

      Oil & Gas Exploration &
       Production-2.58%
      Forest Oil Corp./(a)/                          154,700     4,376,463
      --------------------------------------------------------------------
      Quicksilver Resources Inc./(a)(b)/             175,400     5,554,918
      --------------------------------------------------------------------
      Spinnaker Exploration Co./(a)/                 157,300     5,626,621
      --------------------------------------------------------------------
                                                                15,558,002
      --------------------------------------------------------------------

      Personal Products-0.69%
      NBTY, Inc./(a)/                                189,900     4,132,224
      --------------------------------------------------------------------

      Pharmaceuticals-3.16%
      Auxilium Pharmaceuticals Inc./(a)/             105,000       787,500
      --------------------------------------------------------------------
      Medicines Co. (The)/(a)(b)/                     97,200     2,571,912
      --------------------------------------------------------------------
      MGI Pharma, Inc./(a)/                          147,800     4,139,878
      --------------------------------------------------------------------
      Nektar Therapeutics/(a)/                       182,600     3,202,804
      --------------------------------------------------------------------
      Salix Pharmaceuticals, Ltd./(a)/               233,550     4,979,286
      --------------------------------------------------------------------
      Valeant Pharmaceuticals International/(b)/     193,000     3,379,430
      --------------------------------------------------------------------
                                                                19,060,810
      --------------------------------------------------------------------

      Property & Casualty Insurance-1.00%
      United National Group, Ltd. -- Class A
       (Cayman Islands)/(a)/                         411,350     6,042,732
      --------------------------------------------------------------------

      Real Estate Management &
       Development-0.55%
      CB Richard Ellis Group, Inc. -- Class A/(a)/   174,200     3,299,348
      --------------------------------------------------------------------

      Regional Banks-4.86%
      Greater Bay Bancorp/(b)/                       208,100     5,483,435
      --------------------------------------------------------------------
      PrivateBancorp, Inc.                           221,800     6,210,400
      --------------------------------------------------------------------
      Silicon Valley Bancshares/(a)/                 177,300     6,490,953
      --------------------------------------------------------------------
      Southwest Bancorp. of Texas, Inc.              286,600     5,832,310
      --------------------------------------------------------------------
      UCBH Holdings, Inc./(b)/                       134,900     5,273,241
      --------------------------------------------------------------------
                                                                29,290,339
      --------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------

Restaurants-0.46%
P.F. Chang's China Bistro, Inc./(a)/                       62,500 $   2,776,875
-------------------------------------------------------------------------------

Semiconductor Equipment-1.64%
Cymer, Inc./(a)(b)/                                       149,700     4,287,408
-------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc./(a)(b)/   187,000     5,585,690
-------------------------------------------------------------------------------
                                                                      9,873,098
-------------------------------------------------------------------------------

Semiconductors-4.66%
Artisan Components, Inc./(a)/                             169,000     4,111,770
-------------------------------------------------------------------------------
Genesis Microchip Inc./(a)(b)/                            358,600     4,120,314
-------------------------------------------------------------------------------
Microsemi Corp./(a)/                                      355,000     4,348,750
-------------------------------------------------------------------------------
Silicon Image, Inc./(a)(b)/                               434,900     5,214,451
-------------------------------------------------------------------------------
Vitesse Semiconductor Corp./(a)/                        1,195,400     3,347,120
-------------------------------------------------------------------------------
Zoran Corp./(a)/                                          392,600     6,945,094
-------------------------------------------------------------------------------
                                                                     28,087,499
-------------------------------------------------------------------------------

Specialty Stores-1.40%
Advance Auto Parts, Inc./(a)/                              99,400     3,689,728
-------------------------------------------------------------------------------
Sports Authority, Inc. (The)/(a)/                         109,100     2,782,050
-------------------------------------------------------------------------------
West Marine, Inc./(a)(b)/                                  94,400     1,950,304
-------------------------------------------------------------------------------
                                                                      8,422,082
-------------------------------------------------------------------------------

Steel-1.77%
Allegheny Technologies, Inc.                              328,500     6,586,425
-------------------------------------------------------------------------------
GrafTech International Ltd./(a)(b)/                       369,900     4,079,997
-------------------------------------------------------------------------------
                                                                     10,666,422
-------------------------------------------------------------------------------

Technology Distributors-0.18%
ScanSource, Inc./(a)(b)/                                   18,100     1,060,660
-------------------------------------------------------------------------------

Trucking-1.49%
Old Dominion Freight Line, Inc./(a)/                       64,600     1,874,692
-------------------------------------------------------------------------------
Overnite Corp./(b)/                                       237,400     7,095,886
-------------------------------------------------------------------------------
                                                                      8,970,578
-------------------------------------------------------------------------------

Wireless Telecommunication
 Services-1.59%
American Tower Corp. -- Class A/(a)(b)/                   457,300     6,612,558
-------------------------------------------------------------------------------
Western Wireless Corp. -- Class A/(a)(b)/                 111,700     2,947,763
-------------------------------------------------------------------------------
                                                                      9,560,321
-------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $575,282,522)                                            597,651,910
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-0.54%
INVESCO Treasurer's Money Market Reserve Fund
 (Cost $3,265,874)/(e)/                                 3,265,874     3,265,874
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.71% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $578,548,396)                                                600,917,784
-------------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

Money Market Funds-3.33%
INVESCO Treasurer's Money Market Reserve Fund/(e)(f)/ 20,058,609 $  20,058,609
-------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $20,058,609)                                             20,058,609
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-103.04%
 (Cost $598,607,005)                                               620,976,393
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.04%)                              (18,346,407)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $ 602,629,986
-------------------------------------------------------------------------------

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 07/31/04 represented 0.22% of the Fund's total investments. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 07/31/04 represented 0.23% of the Fund's net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
July 31, 2004

       ASSETS:
       Investments, at market value (cost
        $575,282,522)*................................... $  597,651,910
       ------------------------------------------------------------------
       Investments in affiliated money market funds (cost
        $23,324,483).....................................     23,324,483
       ------------------------------------------------------------------
       Total investments (cost $598,607,005).............    620,976,393
       ------------------------------------------------------------------
       Receivables for:..................................
         Investments sold................................     24,233,469
       ------------------------------------------------------------------
         Fund shares sold................................        376,869
       ------------------------------------------------------------------
         Dividends.......................................         26,295
       ------------------------------------------------------------------
         Amount due from advisor.........................         45,821
       ------------------------------------------------------------------
       Investment for deferred compensation and
        retirement plans.................................        100,257
       ------------------------------------------------------------------
       Other assets......................................         48,478
       ------------------------------------------------------------------
           Total assets..................................    645,807,582
       ------------------------------------------------------------------
       LIABILITIES:
       Payables for:.....................................
         Investments purchased...........................     11,511,441
       ------------------------------------------------------------------
         Fund shares reacquired..........................      9,819,133
       ------------------------------------------------------------------
         Deferred compensation and retirement plans......        120,008
       ------------------------------------------------------------------
         Collateral upon return of securities loaned.....     20,058,609
       ------------------------------------------------------------------
       Accrued distribution fees.........................        148,358
       ------------------------------------------------------------------
       Accrued trustees' fees............................          3,626
       ------------------------------------------------------------------
       Accrued transfer agent fees.......................      1,414,970
       ------------------------------------------------------------------
       Accrued operating expenses........................        101,451
       ------------------------------------------------------------------
           Total liabilities.............................     43,177,596
       ------------------------------------------------------------------
       Net assets applicable to shares outstanding....... $  602,629,986
       ------------------------------------------------------------------
       NET ASSETS CONSIST OF:
       Shares of beneficial interest..................... $1,106,013,361
       ------------------------------------------------------------------
       Undistributed net investment income (loss)........        (74,383)
       ------------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities............................   (525,678,380)
       ------------------------------------------------------------------
       Unrealized appreciation of investment securities..     22,369,388
       ------------------------------------------------------------------
                                                          $  602,629,986
       ------------------------------------------------------------------

          NET ASSETS:
          Class A........................................ $  5,736,887
          ------------------------------------------------------------
          Class B........................................ $  1,762,161
          ------------------------------------------------------------
          Class C........................................ $  1,906,993
          ------------------------------------------------------------
          Class K........................................ $ 95,751,967
          ------------------------------------------------------------
          Investor Class................................. $497,471,978
          ------------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A........................................      546,963
          ------------------------------------------------------------
          Class B........................................      170,577
          ------------------------------------------------------------
          Class C........................................      192,940
          ------------------------------------------------------------
          Class K........................................    9,151,236
          ------------------------------------------------------------
          Investor Class.................................   47,431,898
          ------------------------------------------------------------
          Class A:.......................................
            Net asset value per share.................... $      10.49
          ------------------------------------------------------------
            Offering price per share:....................
              (Net asset value of $10.49 / 94.50%)....... $      11.10
          ------------------------------------------------------------
          Class B:.......................................
            Net asset value and offering price per share. $      10.33
          ------------------------------------------------------------
          Class C:.......................................
            Net asset value and offering price per share. $       9.88
          ------------------------------------------------------------
          Class K:.......................................
            Net asset value and offering price per share. $      10.46
          ------------------------------------------------------------
          Investor Class:................................
            Net asset value and offering price per share. $      10.49
          ------------------------------------------------------------

* At July 31, 2004, securities with an aggregate market value of $19,539,751 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the year ended July 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,334)................................ $   1,929,916
---------------------------------------------------------------------------------------------------
Dividends and interest from affiliates*.............................................       672,053
---------------------------------------------------------------------------------------------------
    Total investment income.........................................................     2,601,969
---------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees.......................................................................     6,172,816
---------------------------------------------------------------------------------------------------
Administrative services fees........................................................       419,774
---------------------------------------------------------------------------------------------------
Custodian fees......................................................................       122,452
---------------------------------------------------------------------------------------------------
Distribution fees:..................................................................
  Class A...........................................................................        21,313
---------------------------------------------------------------------------------------------------
  Class B...........................................................................        11,539
---------------------------------------------------------------------------------------------------
  Class C...........................................................................        27,833
---------------------------------------------------------------------------------------------------
  Class K...........................................................................       509,263
---------------------------------------------------------------------------------------------------
  Investor Class....................................................................     2,020,562
---------------------------------------------------------------------------------------------------
Transfer agent fees:................................................................
  Class A...........................................................................        25,779
---------------------------------------------------------------------------------------------------
  Class B...........................................................................         7,796
---------------------------------------------------------------------------------------------------
  Class C...........................................................................        34,274
---------------------------------------------------------------------------------------------------
  Class K...........................................................................       895,753
---------------------------------------------------------------------------------------------------
  Investor Class....................................................................     4,506,425
---------------------------------------------------------------------------------------------------
Trustees' fees......................................................................        29,448
---------------------------------------------------------------------------------------------------
Other...............................................................................       566,066
---------------------------------------------------------------------------------------------------
    Total expenses..................................................................    15,371,093
---------------------------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                                 1,247,782
---------------------------------------------------------------------------------------------------
    Net expenses....................................................................    14,123,311
---------------------------------------------------------------------------------------------------
Net investment income (loss)........................................................   (11,521,342)
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND OPTION CONTRACTS:
Net realized gain from:.............................................................
  Investment securities.............................................................   220,067,665
---------------------------------------------------------------------------------------------------
  Option contracts written..........................................................       245,398
---------------------------------------------------------------------------------------------------
                                                                                       220,313,063
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:............................
  Investment securities.............................................................  (127,419,547)
---------------------------------------------------------------------------------------------------
  Option contracts written..........................................................        36,301
---------------------------------------------------------------------------------------------------
                                                                                      (127,383,246)
---------------------------------------------------------------------------------------------------
Net gain from investment securities and option contracts............................    92,929,817
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations................................ $  81,408,475
---------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the years ended July 31, 2004 and 2003

                                                                                                                  2004
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).............................................................................. $ (11,521,342)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and option contracts..................................   220,313,063
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts........  (127,383,246)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations....................................................    81,408,475
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:.....................................................................................
  Class A...................................................................................................    (1,089,987)
----------------------------------------------------------------------------------------------------------------------------
  Class B...................................................................................................     1,459,096
----------------------------------------------------------------------------------------------------------------------------
  Class C...................................................................................................      (110,783)
----------------------------------------------------------------------------------------------------------------------------
  Class K...................................................................................................    (4,481,287)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class............................................................................................  (468,340,735)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions.................................  (472,563,696)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets...................................................................  (391,155,221)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.........................................................................................   993,785,207
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(74,383) and $(70,302) for 2004 and
   2003, respectively)...................................................................................... $ 602,629,986
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 2003
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).............................................................................. $ (8,216,081)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and option contracts..................................  (68,052,955)
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts........  229,128,853
--------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations....................................................  152,859,817
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:.....................................................................................
  Class A...................................................................................................    3,071,872
--------------------------------------------------------------------------------------------------------------------------
  Class B...................................................................................................      288,316
--------------------------------------------------------------------------------------------------------------------------
  Class C...................................................................................................       50,289
--------------------------------------------------------------------------------------------------------------------------
  Class K...................................................................................................   14,773,347
--------------------------------------------------------------------------------------------------------------------------
  Investor Class............................................................................................  (47,990,339)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions.................................  (29,806,515)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets...................................................................  123,053,302
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.........................................................................................  870,731,905
--------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(74,383) and $(70,302) for 2004 and
   2003, respectively)...................................................................................... $993,785,207
--------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO Small Company Growth Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust", formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

   The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

   Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

      Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average net assets as follows:

                    AVERAGE NET ASSETS                 RATE
                    ----------------------------------------
                    First $350 million...............  0.75%
                    ----------------------------------------
                    From $350 million to $700 million  0.65%
                    ----------------------------------------
                    From $700 million to $2 billion..  0.55%
                    ----------------------------------------
                    From $2 billion to $4 billion....  0.45%
                    ----------------------------------------
                    From $4 billion to $6 billion....  0.40%
                    ----------------------------------------
                    From $6 billion to $8 billion.... 0.375%
                    ----------------------------------------
                    Over $8 billion..................  0.35%
                    ----------------------------------------

   For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $4,000,723. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $2,172,093. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

   AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.60%, 2.25%, 2.25%, 1.70% and 1.50%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $19,069.

   For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,286, $11,892, $34,048 and $98,571 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $752, $21,625, $246,986 and $431,159 for Class A, Class B, Class C,
Class K, and Investor Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $220,003. Prior to November 25, 2003, IFG did not reimburse fund level expenses of the Fund.

   For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $78,860 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, AIM was paid $266,116 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, IFG was paid $153,658 for such services.

   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $938,787 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,531,240 for such services.

   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A,

Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $21,313, $11,539, $27,833, $509,263 and $2,020,562, respectively. AIM has reimbursed $78,531 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors Inc., prior distributor and an AIM affiliate.

   Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $ 8,726 in front-end sales commissions from the sale of Class A shares and $0, $183, $312 and $495 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

   Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                   MARKET                                  UNREALIZED     MARKET
                                   VALUE      PURCHASES   PROCEEDS FROM   APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                              07/31/03     AT COST        SALES      (DEPRECIATION)  07/31/04   INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Money Market
 Reserve Fund................... $35,000,000 $790,369,057 $(822,103,183)      $--       $3,265,874 $475,471     $--
-----------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                            MARKET                                      UNREALIZED     MARKET
                            VALUE       PURCHASES     PROCEEDS FROM    APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                       07/31/03      AT COST          SALES       (DEPRECIATION)  07/31/04   INCOME*  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Money
 Market Reserve Fund..... $32,721,694 $  235,380,467 $  (248,043,552)      $--       $20,058,609 $176,335     $--
---------------------------------------------------------------------------------------------------------------------
Total.................... $67,721,694 $1,025,749,524 $(1,070,146,735)      $--       $23,324,483 $651,806     $--
---------------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

   Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

   Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

   During the year ended July 31, 2004, the Fund paid legal fees of $2,418 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings to small sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $2,783,703 with a weighted average interest rate of 2.22% and interest expense of $337.

   Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

   The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

   Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--ADVANCES TO AFFILIATES

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

                                               TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                                  ADVANCES     INCREASES     DECREASES     ADVANCES   AVERAGE DAILY
                                                 OUTSTANDING  IN ADVANCES   IN ADVANCES   OUTSTANDING  ADVANCES TO  INTEREST
                                                  07/31/03   TO AFFILIATES TO AFFILIATES   07/31/04    AFFILIATES    INCOME
                                                 ----------- ------------- -------------  ----------- ------------- --------
INVESCO Dynamics Fund...........................     $--     $369,272,000  $(369,272,000)     $--      $21,721,882  $19,532
----------------------------------------------------------------------------------------------------------------------------
INVESCO Growth & Income Fund....................      --        1,664,000     (1,664,000)      --        1,664,000       52
----------------------------------------------------------------------------------------------------------------------------
INVESCO International Core Equity Value Fund
 (formerly INVESCO International Blue Chip Value
 Fund)..........................................                1,014,000     (1,014,000)      --        1,014,000       33
----------------------------------------------------------------------------------------------------------------------------
INVESCO Select Income Fund......................      --        3,710,000     (3,710,000)      --        3,710,000      115
----------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-High Yield Fund.....................      --        7,277,000     (7,277,000)      --        1,819,250      344
----------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Telecommunications Fund.............      --        3,204,000     (3,204,000)      --        1,068,000      171
----------------------------------------------------------------------------------------------------------------------------
                                                     $--     $386,141,000  $(386,141,000)     $--      $30,997,132  $20,247
----------------------------------------------------------------------------------------------------------------------------

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

   At July 31, 2004, securities with an aggregate value of $19,539,751 were on loan to brokers. The loans were secured by cash collateral of $20,058,609 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $176,335 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       -------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                     ---------------------------------------
                     Beginning of year   1,507    $  57,887
                     ---------------------------------------
                     Written..........     480      279,353
                     ---------------------------------------
                     Closed...........  (1,987)    (337,240)
                     ---------------------------------------
                     End of year......      --    $      --
                     ---------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The fund paid no distributions during the years ended July 31, 2004 and July 31, 2003.

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                       2004
              ---------------------------------------------------
              Unrealized appreciation-investments $   18,666,123
              ---------------------------------------------------
              Temporary book/tax differences.....        (74,383)
              ---------------------------------------------------
              Capital loss carryforward..........   (521,975,115)
              ---------------------------------------------------
              Shares of beneficial interest......  1,106,013,361
              ---------------------------------------------------
              Total net assets................... $  602,629,986
              ---------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

   The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

   Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

   The Fund utilized $200,752,420 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  July 31, 2010.................. $215,067,972
                  --------------------------------------------
                  July 31, 2011..................  306,907,143
                  --------------------------------------------
                  Total capital loss carryforward $521,975,115
                  --------------------------------------------

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,139,104,493 and $1,537,875,950, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities.. $ 68,985,086
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (50,318,963)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities........ $ 18,666,123
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $602,310,270.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $11,517,261 and shares of beneficial interest decreased by $11,517,261. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                               -------------------------------------------------------
                                                                          2004                         2003
                                                               --------------------------  ---------------------------
                                                                  SHARES        AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:.........................................................
  Class A.....................................................     864,587  $   9,154,173     3,884,403  $  33,795,850
-----------------------------------------------------------------------------------------------------------------------
  Class B.....................................................     164,324      1,842,822        33,843        293,246
-----------------------------------------------------------------------------------------------------------------------
  Class C.....................................................   1,766,802     17,696,411    44,602,549    359,966,858
-----------------------------------------------------------------------------------------------------------------------
  Class K.....................................................   3,093,782     34,174,395     2,413,736     21,412,308
-----------------------------------------------------------------------------------------------------------------------
  Investor Class..............................................  41,851,952    458,943,231   104,518,131    885,646,023
-----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:/(a)/
  Class A.....................................................       8,189         92,775            --             --
-----------------------------------------------------------------------------------------------------------------------
  Class B.....................................................      (8,305)       (92,775)           --             --
-----------------------------------------------------------------------------------------------------------------------
Reacquired:...................................................
  Class A.....................................................    (962,897)   (10,336,935)   (3,557,109)   (30,723,978)
-----------------------------------------------------------------------------------------------------------------------
  Class B.....................................................     (26,636)      (290,951)         (608)        (4,930)
-----------------------------------------------------------------------------------------------------------------------
  Class C.....................................................  (1,750,220)   (17,807,194)  (44,560,541)  (359,916,569)
-----------------------------------------------------------------------------------------------------------------------
  Class K.....................................................  (3,463,825)   (38,655,682)     (779,789)    (6,638,961)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class.............................................. (83,507,791)  (927,283,966) (110,607,182)  (933,636,362)
-----------------------------------------------------------------------------------------------------------------------
                                                               (41,970,038) $(472,563,696)   (4,052,567) $ (29,806,515)
-----------------------------------------------------------------------------------------------------------------------

/(a)/Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                                   ---------------------------------
                                                                                          MARCH 28, 2002
                                                                                           (DATE SALES
                                                                    YEAR ENDED JULY 31,   COMMENCED) TO
                                                                   --------------------      JULY 31,
                                                                       2004        2003        2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................. $10.00        $ 8.41      $ 11.25
-----------------------------------------------------------------------------------------------------------
Income from investment operations:................................
  Net investment income (loss)....................................  (0.14)/(a)/   (0.01)       (0.02)/(a)/
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized).   0.63          1.60        (2.82)
-----------------------------------------------------------------------------------------------------------
    Total from investment operations..............................   0.49          1.59        (2.84)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period.................................... $10.49        $10.00      $  8.41
-----------------------------------------------------------------------------------------------------------
Total return/(b)/.................................................   4.90%        18.91%      (25.24)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................................
Net assets, end of period (000s omitted).......................... $5,737        $6,372      $ 2,607
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:..........................
  With fee waivers and expense reimbursements.....................   1.60%/(c)/    1.38%        1.24%/(d)/
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements..................   1.63%/(c)/    1.38%        1.24%/(d)/
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets.......  (1.32)%/(c)/  (0.69)%      (0.74)%/(d)/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/......................................    130%          119%          99%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $6,089,612.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                   CLASS B
                                                                   ---------------------------------
                                                                                          MARCH 28, 2002
                                                                                           (DATE SALES
                                                                    YEAR ENDED JULY 31,   COMMENCED) TO
                                                                   --------------------      JULY 31,
                                                                       2004        2003        2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 9.91        $ 8.41      $ 11.25
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.22)/(a)/   (0.07)       (0.04)/(a)/
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    0.64          1.57        (2.80)
-----------------------------------------------------------------------------------------------------------
    Total from investment operations                                 0.42          1.50        (2.84)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.33        $ 9.91      $  8.41
-----------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    4.24%        17.84%      (25.24)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,762        $  408      $    67
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                        2.25%/(c)/    2.25%        2.14%/(d)/
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                     2.89%/(c)/    4.00%        2.14%/(d)/
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.97)%/(c)/  (1.61)%      (1.68)%/(d)/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                          130%          119%          99%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $1,153,879.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                CLASS C
                                                   -----------------------------------------------------------
                                                                                                  FEBRUARY 14, 2000
                                                                                                     (DATE SALES
                                                                YEAR ENDED JULY 31,                 COMMENCED) TO
                                                   --------------------------------------------       JULY 31,
                                                       2004        2003       2002        2001          2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 9.49        $ 8.09   $ 12.54       $ 18.37        $ 20.68
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       (0.20)/(a)/   (0.18)    (0.18)/(a)/   (0.12)         (0.00)
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                   0.59          1.58     (4.27)        (4.78)         (2.31)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                  0.39          1.40     (4.45)        (4.90)         (2.31)
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains             --            --        --         (0.93)            --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 9.88        $ 9.49   $  8.09       $ 12.54        $ 18.37
---------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                    4.11%        17.45%   (35.57)%      (27.24)%       (11.17)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,907        $1,673   $ 1,087       $ 2,034        $ 1,926
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and expense reimbursements         2.25%/(c)/    2.25%     2.25%         2.13%          1.83%/(d)/
---------------------------------------------------------------------------------------------------------------------
 Without fee waivers and expense reimbursements      3.48%/(c)/    3.55%     2.70%         2.13%          1.83%/(d)/
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                         (1.97)%/(c)/  (1.73)%   (1.81)%       (1.12)%        (0.91)%/(d)/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                          130%          119%       99%          112%           186%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,783,310.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                     CLASS K
                                                   -------------------------------------
                                                                            DECEMBER 14, 2001
                                                                               (DATE SALES
                                                     YEAR ENDED JULY 31,      COMMENCED) TO
                                                   ----------------------       JULY 31,
                                                        2004        2003          2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period.............. $  9.99        $  8.43        $ 11.76
-----------------------------------------------------------------------------------------------
Income from investment operations:................
 Net investment income (loss).....................   (0.16)/(a)/    (0.01)         (0.05)/(a)/
-----------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)................................    0.63           1.57          (3.28)
-----------------------------------------------------------------------------------------------
   Total from investment operations...............    0.47           1.56          (3.33)
-----------------------------------------------------------------------------------------------
Net asset value, end of period.................... $ 10.46        $  9.99        $  8.43
-----------------------------------------------------------------------------------------------
Total return/(b)/.................................    4.70%         18.51%        (28.32)%
-----------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................
Net assets, end of period (000s omitted).......... $95,752        $95,105        $66,451
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:..........
 With fee waivers and expense reimbursements......    1.70%/(c)/     1.70%          1.17%/(d)/
-----------------------------------------------------------------------------------------------
 Without fee waivers and expense reimbursements...    1.98%/(c)/     3.12%          1.17%/(d)/
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets.......................................   (1.42)%/(c)/   (1.12)%        (0.80)%/(d)/
-----------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/......................     130%           119%            99%
-----------------------------------------------------------------------------------------------

/(a)/Calculated using average shares/ /outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $113,169,476. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                             INVESTOR CLASS
                                                   -----------------------------------------------------------------
                                                                           YEAR ENDED JULY 31,
                                                   -----------------------------------------------------------------
                                                        2004          2003       2002          2001           2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............. $   9.99        $   8.41   $  12.76   $    18.50       $    13.61
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:................
 Net investment income (loss).....................    (0.13)/(a)/     (0.00)     (0.01)       (0.04)/(a)/      (0.00)
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)................................     0.63            1.58      (4.34)       (4.77)            6.88
----------------------------------------------------------------------------------------------------------------------
   Total from investment operations...............     0.50            1.58      (4.35)       (4.81)            6.88
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains........       --              --         --        (0.93)           (1.99)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.................... $  10.49        $   9.99   $   8.41   $    12.76       $    18.50
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/.................................     5.00%          18.79%    (34.09)%     (26.53)%          53.55%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................
Net assets, end of period (000s omitted).......... $497,472        $890,227   $800,520   $1,395,113       $1,440,445
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:..........
 With fee waivers and expense reimbursements......     1.49%/(c)/      1.50%      1.45%        1.29%            1.20%
----------------------------------------------------------------------------------------------------------------------
 Without fee waivers and expense reimbursements...     1.59%/(c)/      1.67%      1.45%        1.29%            1.21%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets.......................................    (1.21)%/(c)/    (0.94)%    (1.01)%      (0.28)%          (0.34)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate...........................      130%            119%        99%         112%             186%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average/ /shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $808,224,900.

NOTE 14--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

   As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

   As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

   Agreements in Principle and Settled Enforcement Actions Related to Market Timing

   On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R.
Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group
Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

   On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

   Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

   Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

   None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

   At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

   The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

   At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

   On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

   On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

   Ongoing Regulatory Inquiries Concerning IFG

   IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

   Ongoing Regulatory Inquiries Concerning AIM

   AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

   Private Civil Actions Alleging Market Timing

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

   The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

   Private Civil Actions Alleging Improper Use of Fair Value Pricing

   Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

   Private Civil Actions Alleging Excessive Advisory and Distribution Fees

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws;
(ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of INVESCO S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO S&P 500 Index Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004
Houston, Texas

FINANCIALS

Schedule of Investments
July 31, 2004

                                                             MARKET
                                                   SHARES    VALUE
        ---------------------------------------------------------------
        COMMON STOCKS & OTHER EQUITY
         INTERESTS-94.20%

        Advertising-0.17%
        Interpublic Group of Cos., Inc. (The)/(a)/  9,199 $     117,655
        ---------------------------------------------------------------
        Omnicom Group Inc.                          4,142       298,307
        ---------------------------------------------------------------
                                                                415,962
        ---------------------------------------------------------------

        Aerospace & Defense-1.93%
        Boeing Co. (The)                           18,475       937,606
        ---------------------------------------------------------------
        General Dynamics Corp.                      4,363       431,152
        ---------------------------------------------------------------
        Goodrich Corp.                              2,578        83,347
        ---------------------------------------------------------------
        Honeywell International Inc.               18,833       708,309
        ---------------------------------------------------------------
        Lockheed Martin Corp.                       9,837       521,263
        ---------------------------------------------------------------
        Northrop Grumman Corp.                      7,878       414,383
        ---------------------------------------------------------------
        Raytheon Co.                                9,821       329,495
        ---------------------------------------------------------------
        Rockwell Collins, Inc.                      3,914       133,937
        ---------------------------------------------------------------
        United Technologies Corp.                  11,265     1,053,277
        ---------------------------------------------------------------
                                                              4,612,769
        ---------------------------------------------------------------

        Agricultural Products-0.09%
        Archer-Daniels-Midland Co.                 14,211       219,276
        ---------------------------------------------------------------

        Air Freight & Logistics-0.99%
        FedEx Corp.                                 6,543       535,741
        ---------------------------------------------------------------
        Ryder System, Inc.                          1,422        61,004
        ---------------------------------------------------------------
        United Parcel Service, Inc. -- Class B     24,707     1,777,916
        ---------------------------------------------------------------
                                                              2,374,661
        ---------------------------------------------------------------

        Airlines-0.11%
        Delta Air Lines, Inc./(a)/                  2,707        14,049
        ---------------------------------------------------------------
        Southwest Airlines Co.                     17,311       250,490
        ---------------------------------------------------------------
                                                                264,539
        ---------------------------------------------------------------

        Aluminum-0.26%
        Alcoa Inc.                                 19,085       611,293
        ---------------------------------------------------------------

        Apparel Retail-0.38%
        Gap, Inc. (The)                            19,750       448,325
        ---------------------------------------------------------------
        Limited Brands                             10,329       211,125
        ---------------------------------------------------------------
        TJX Cos., Inc. (The)                       10,848       254,603
        ---------------------------------------------------------------
                                                                914,053
        ---------------------------------------------------------------

        Apparel, Accessories & Luxury
         Goods-0.13%
        Jones Apparel Group, Inc.                   2,770       103,459
        ---------------------------------------------------------------
        Liz Claiborne, Inc.                         2,431        87,978
        ---------------------------------------------------------------
        V. F. Corp.                                 2,407       120,374
        ---------------------------------------------------------------
                                                                311,811
        ---------------------------------------------------------------

        Application Software-0.29%
        Autodesk, Inc.                              2,473        99,415
        ---------------------------------------------------------------
        Citrix Systems, Inc./(a)/                   3,730        65,723
        ---------------------------------------------------------------

                                                           MARKET
                                                 SHARES    VALUE
          -----------------------------------------------------------
          Application Software-(Continued)
          Compuware Corp./(a)/                    8,429 $      41,639
          -----------------------------------------------------------
          Intuit Inc./(a)/                        4,197       157,136
          -----------------------------------------------------------
          Mercury Interactive Corp./(a)/          2,020        73,851
          -----------------------------------------------------------
          Parametric Technology Corp./(a)/        5,844        26,532
          -----------------------------------------------------------
          PeopleSoft, Inc./(a)/                   7,981       143,818
          -----------------------------------------------------------
          Siebel Systems, Inc./(a)/              11,016        88,789
          -----------------------------------------------------------
                                                              696,903
          -----------------------------------------------------------

          Asset Management & Custody
           Banks-0.75%
          Bank of New York Co., Inc. (The)       17,073       490,507
          -----------------------------------------------------------
          Federated Investors, Inc. -- Class B    2,382        66,958
          -----------------------------------------------------------
          Franklin Resources, Inc.                5,469       263,879
          -----------------------------------------------------------
          Janus Capital Group Inc.                5,277        69,973
          -----------------------------------------------------------
          Mellon Financial Corp.                  9,304       255,674
          -----------------------------------------------------------
          Northern Trust Corp.                    4,832       193,908
          -----------------------------------------------------------
          State Street Corp.                      7,354       314,825
          -----------------------------------------------------------
          T. Rowe Price Group Inc.                2,760       127,567
          -----------------------------------------------------------
                                                            1,783,291
          -----------------------------------------------------------

          Auto Parts & Equipment-0.19%
          Dana Corp.                              3,262        62,924
          -----------------------------------------------------------
          Delphi Corp.                           12,286       116,840
          -----------------------------------------------------------
          Johnson Controls, Inc.                  4,164       235,058
          -----------------------------------------------------------
          Visteon Corp.                           2,866        29,462
          -----------------------------------------------------------
                                                              444,284
          -----------------------------------------------------------

          Automobile Manufacturers-0.47%
          Ford Motor Co.                         40,164       591,214
          -----------------------------------------------------------
          General Motors Corp.                   12,375       533,857
          -----------------------------------------------------------
                                                            1,125,071
          -----------------------------------------------------------

          Biotechnology-1.25%
          Amgen Inc./(a)/                        27,874     1,585,473
          -----------------------------------------------------------
          Applera Corp.-Applied Biosystems Group  4,424        91,533
          -----------------------------------------------------------
          Biogen Idec Inc./(a)/                   7,446       446,760
          -----------------------------------------------------------
          Chiron Corp./(a)/                       4,140       189,736
          -----------------------------------------------------------
          Genzyme Corp./(a)/                      4,965       254,605
          -----------------------------------------------------------
          Gilead Sciences, Inc./(a)/              4,697       303,614
          -----------------------------------------------------------
          MedImmune, Inc./(a)/                    5,428       125,061
          -----------------------------------------------------------
                                                            2,996,782
          -----------------------------------------------------------

          Brewers-0.41%
          Anheuser-Busch Cos., Inc.              17,628       914,893
          -----------------------------------------------------------
          Coors (Adolph) Co. -- Class B             798        54,870
          -----------------------------------------------------------
                                                              969,763
          -----------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------

      Broadcasting & Cable TV-0.85%
      Clear Channel Communications, Inc.             13,465 $     480,700
      -------------------------------------------------------------------
      Comcast Corp. -- Class A/(a)/                  49,154     1,346,820
      -------------------------------------------------------------------
      Univision Communications Inc. -- Class A/(a)/   7,072       204,876
      -------------------------------------------------------------------
                                                                2,032,396
      -------------------------------------------------------------------

      Building Products-0.20%
      American Standard Cos. Inc./(a)/                4,714       178,613
      -------------------------------------------------------------------
      Masco Corp.                                     9,601       290,334
      -------------------------------------------------------------------
                                                                  468,947
      -------------------------------------------------------------------

      Casinos & Gaming-0.15%
      Harrah's Entertainment, Inc.                    2,472       114,923
      -------------------------------------------------------------------
      International Game Technology                   7,647       247,304
      -------------------------------------------------------------------
                                                                  362,227
      -------------------------------------------------------------------

      Commercial Printing-0.06%
      Donnelley (R.R.) & Sons Co.                     4,799       152,320
      -------------------------------------------------------------------

      Communications Equipment-2.70%
      ADC Telecommunications, Inc./(a)/              17,689        42,454
      -------------------------------------------------------------------
      Andrew Corp./(a)/                               3,482        37,780
      -------------------------------------------------------------------
      Avaya Inc./(a)/                                 9,725       142,471
      -------------------------------------------------------------------
      CIENA Corp./(a)/                               12,442        35,086
      -------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                      148,213     3,091,723
      -------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                  4,329        73,853
      -------------------------------------------------------------------
      Corning Inc./(a)/                              30,079       371,776
      -------------------------------------------------------------------
      JDS Uniphase Corp./(a)/                        31,599       109,017
      -------------------------------------------------------------------
      Lucent Technologies Inc./(a)/                  93,941       286,520
      -------------------------------------------------------------------
      Motorola, Inc.                                 51,332       817,719
      -------------------------------------------------------------------
      QLogic Corp./(a)/                               2,078        50,807
      -------------------------------------------------------------------
      QUALCOMM Inc.                                  17,760     1,226,861
      -------------------------------------------------------------------
      Scientific-Atlanta, Inc.                        3,344       102,828
      -------------------------------------------------------------------
      Tellabs, Inc./(a)/                              9,108        81,152
      -------------------------------------------------------------------
                                                                6,470,047
      -------------------------------------------------------------------

      Computer & Electronics Retail-0.21%
      Best Buy Co., Inc.                              7,119       342,851
      -------------------------------------------------------------------
      Circuit City Stores, Inc.                       4,359        61,462
      -------------------------------------------------------------------
      RadioShack Corp.                                3,498        97,769
      -------------------------------------------------------------------
                                                                  502,082
      -------------------------------------------------------------------

      Computer Hardware-3.01%
      Apple Computer, Inc./(a)/                       8,329       269,360
      -------------------------------------------------------------------
      Dell Inc./(a)/                                 55,303     1,961,597
      -------------------------------------------------------------------
      Gateway, Inc./(a)/                              8,211        36,950
      -------------------------------------------------------------------
      Hewlett-Packard Co.                            66,804     1,346,101
      -------------------------------------------------------------------
      International Business Machines Corp.          36,943     3,216,627
      -------------------------------------------------------------------
      NCR Corp./(a)/                                  2,074        96,296
      -------------------------------------------------------------------
      Sun Microsystems, Inc./(a)/                    72,908       287,987
      -------------------------------------------------------------------
                                                                7,214,918
      -------------------------------------------------------------------

                                                                 MARKET
                                                       SHARES    VALUE
    -----------------------------------------------------------------------

    Computer Storage & Peripherals-0.41%
    EMC Corp./(a)/                                     53,570 $     587,663
    -----------------------------------------------------------------------
    Lexmark International, Inc. -- Class A/(a)/         2,847       251,960
    -----------------------------------------------------------------------
    Network Appliance, Inc./(a)/                        7,567       146,119
    -----------------------------------------------------------------------
                                                                    985,742
    -----------------------------------------------------------------------

    Construction & Engineering-0.03%
    Fluor Corp.                                         1,799        81,944
    -----------------------------------------------------------------------

    Construction & Farm Machinery &
     Heavy Trucks-0.52%
    Caterpillar Inc.                                    7,493       550,661
    -----------------------------------------------------------------------
    Cummins Inc.                                          938        65,125
    -----------------------------------------------------------------------
    Deere & Co.                                         5,456       342,691
    -----------------------------------------------------------------------
    Navistar International Corp./(a)/                   1,510        54,285
    -----------------------------------------------------------------------
    PACCAR Inc.                                         3,838       230,126
    -----------------------------------------------------------------------
                                                                  1,242,888
    -----------------------------------------------------------------------

    Construction Materials-0.04%
    Vulcan Materials Co.                                2,230       106,193
    -----------------------------------------------------------------------

    Consumer Finance-1.22%
    American Express Co.                               28,010     1,407,503
    -----------------------------------------------------------------------
    Capital One Financial Corp.                         5,255       364,277
    -----------------------------------------------------------------------
    MBNA Corp.                                         28,020       691,814
    -----------------------------------------------------------------------
    Providian Financial Corp./(a)/                      6,364        88,078
    -----------------------------------------------------------------------
    SLM Corp.                                           9,621       364,828
    -----------------------------------------------------------------------
                                                                  2,916,500
    -----------------------------------------------------------------------

    Data Processing & Outsourced
     Services-1.09%
    Affiliated Computer Services, Inc. -- Class A/(a)/  2,983       154,818
    -----------------------------------------------------------------------
    Automatic Data Processing, Inc.                    12,937       543,095
    -----------------------------------------------------------------------
    Computer Sciences Corp./(a)/                        4,113       194,339
    -----------------------------------------------------------------------
    Convergys Corp./(a)/                                3,141        41,587
    -----------------------------------------------------------------------
    Electronic Data Systems Corp.                      10,636       196,553
    -----------------------------------------------------------------------
    First Data Corp.                                   19,124       853,122
    -----------------------------------------------------------------------
    Fiserv, Inc./(a)/                                   4,267       146,187
    -----------------------------------------------------------------------
    Paychex, Inc.                                       8,278       254,217
    -----------------------------------------------------------------------
    Sabre Holdings Corp. -- Class A                     3,072        78,428
    -----------------------------------------------------------------------
    SunGard Data Systems Inc./(a)/                      6,401       149,207
    -----------------------------------------------------------------------
                                                                  2,611,553
    -----------------------------------------------------------------------

    Department Stores-0.54%
    Dillards, Inc. -- Class A                           1,827        41,637
    -----------------------------------------------------------------------
    Federated Department Stores, Inc.                   3,964       189,955
    -----------------------------------------------------------------------
    J.C. Penney Co., Inc.                               6,183       247,320
    -----------------------------------------------------------------------
    Kohl's Corp./(a)/                                   7,456       341,187
    -----------------------------------------------------------------------
    May Department Stores Co. (The)                     6,374       169,102
    -----------------------------------------------------------------------
    Nordstrom, Inc.                                     3,048       133,807
    -----------------------------------------------------------------------
    Sears, Roebuck & Co.                                4,664       171,076
    -----------------------------------------------------------------------
                                                                  1,294,084
    -----------------------------------------------------------------------

                                                                MARKET
                                                      SHARES    VALUE
      --------------------------------------------------------------------

      Distillers & Vintners-0.05%
      Brown-Forman Corp. -- Class B                    2,661 $     123,763
      --------------------------------------------------------------------

      Distributors-0.06%
      Genuine Parts Co.                                3,815       143,940
      --------------------------------------------------------------------

      Diversified Banks-3.59%
      Bank of America Corp.                           44,690     3,799,097
      --------------------------------------------------------------------
      Comerica Inc.                                    3,796       221,952
      --------------------------------------------------------------------
      U.S. Bancorp                                    41,545     1,175,724
      --------------------------------------------------------------------
      Wachovia Corp.                                  28,836     1,277,723
      --------------------------------------------------------------------
      Wells Fargo & Co.                               36,991     2,123,653
      --------------------------------------------------------------------
                                                                 8,598,149
      --------------------------------------------------------------------

      Diversified Chemicals-0.91%
      Dow Chemical Co. (The)                          20,540       819,341
      --------------------------------------------------------------------
      E. I. du Pont de Nemours & Co.                  21,925       939,925
      --------------------------------------------------------------------
      Eastman Chemical Co.                             1,696        75,777
      --------------------------------------------------------------------
      Engelhard Corp.                                  2,751        80,879
      --------------------------------------------------------------------
      Hercules Inc./(a)/                               2,432        28,722
      --------------------------------------------------------------------
      PPG Industries, Inc.                             3,754       221,298
      --------------------------------------------------------------------
                                                                 2,165,942
      --------------------------------------------------------------------

      Diversified Commercial Services-0.54%
      Apollo Group, Inc. -- Class A/(a)/               3,862       322,670
      --------------------------------------------------------------------
      Cendant Corp.                                   22,357       511,528
      --------------------------------------------------------------------
      Cintas Corp.                                     3,751       157,392
      --------------------------------------------------------------------
      Deluxe Corp.                                     1,108        48,807
      --------------------------------------------------------------------
      Equifax Inc.                                     3,049        73,542
      --------------------------------------------------------------------
      H&R Block, Inc.                                  3,809       187,136
      --------------------------------------------------------------------
                                                                 1,301,075
      --------------------------------------------------------------------

      Diversified Metals & Mining-0.12%
      Freeport-McMoRan Copper & Gold, Inc. -- Class B  3,880       135,218
      --------------------------------------------------------------------
      Phelps Dodge Corp.                               2,033       158,452
      --------------------------------------------------------------------
                                                                   293,670
      --------------------------------------------------------------------

      Drug Retail-0.49%
      CVS Corp.                                        8,692       363,934
      --------------------------------------------------------------------
      Walgreen Co.                                    22,476       818,126
      --------------------------------------------------------------------
                                                                 1,182,060
      --------------------------------------------------------------------

      Electric Utilities-1.82%
      Allegheny Energy, Inc./(a)/                      2,784        41,315
      --------------------------------------------------------------------
      Ameren Corp.                                     4,207       188,011
      --------------------------------------------------------------------
      American Electric Power Co., Inc.                8,662       269,475
      --------------------------------------------------------------------
      CenterPoint Energy, Inc.                         6,712        77,926
      --------------------------------------------------------------------
      Cinergy Corp.                                    3,942       150,782
      --------------------------------------------------------------------
      CMS Energy Corp./(a)/                            3,633        32,806
      --------------------------------------------------------------------
      Consolidated Edison, Inc.                        5,263       215,625
      --------------------------------------------------------------------
      DTE Energy Co.                                   3,802       152,726
      --------------------------------------------------------------------
      Edison International                             7,144       191,459
      --------------------------------------------------------------------

                                                              MARKET
                                                    SHARES    VALUE
       -----------------------------------------------------------------

       Electric Utilities-(Continued)
       Entergy Corp.                                 5,047 $     290,203
       -----------------------------------------------------------------
       Exelon Corp.                                 14,488       505,631
       -----------------------------------------------------------------
       FirstEnergy Corp.                             7,233       282,810
       -----------------------------------------------------------------
       FPL Group, Inc.                               4,042       272,148
       -----------------------------------------------------------------
       PG&E Corp./(a)/                               9,187       262,197
       -----------------------------------------------------------------
       Pinnacle West Capital Corp.                   2,001        81,041
       -----------------------------------------------------------------
       PPL Corp.                                     3,888       180,209
       -----------------------------------------------------------------
       Progress Energy, Inc.                         5,404       227,725
       -----------------------------------------------------------------
       Southern Co. (The)                           16,164       473,282
       -----------------------------------------------------------------
       TECO Energy, Inc.                             4,118        53,122
       -----------------------------------------------------------------
       TXU Corp.                                     6,663       264,255
       -----------------------------------------------------------------
       Xcel Energy, Inc.                             8,745       149,540
       -----------------------------------------------------------------
                                                               4,362,288
       -----------------------------------------------------------------

       Electrical Components &
        Equipment-0.40%
       American Power Conversion Corp.               4,354        65,745
       -----------------------------------------------------------------
       Cooper Industries, Ltd. -- Class A (Bermuda)  2,018       114,764
       -----------------------------------------------------------------
       Emerson Electric Co.                          9,248       561,354
       -----------------------------------------------------------------
       Power-One, Inc./(a)/                          1,826        16,014
       -----------------------------------------------------------------
       Rockwell Automation, Inc.                     4,101       153,418
       -----------------------------------------------------------------
       Thomas & Betts Corp./(a)/                     1,282        33,717
       -----------------------------------------------------------------
                                                                 945,012
       -----------------------------------------------------------------

       Electronic Equipment
        Manufacturers-0.18%
       Agilent Technologies, Inc./(a)/              10,553       251,267
       -----------------------------------------------------------------
       PerkinElmer, Inc.                             2,781        48,890
       -----------------------------------------------------------------
       Symbol Technologies, Inc.                     5,171        67,688
       -----------------------------------------------------------------
       Tektronix, Inc.                               1,858        56,483
       -----------------------------------------------------------------
                                                                 424,328
       -----------------------------------------------------------------

       Electronic Manufacturing Services-0.17%
       Jabil Circuit, Inc./(a)/                      4,385        95,374
       -----------------------------------------------------------------
       Molex Inc.                                    4,175       120,908
       -----------------------------------------------------------------
       Sanmina-SCI Corp./(a)/                       11,377        83,507
       -----------------------------------------------------------------
       Solectron Corp./(a)/                         21,032       115,676
       -----------------------------------------------------------------
                                                                 415,465
       -----------------------------------------------------------------

       Employment Services-0.07%
       Monster Worldwide Inc./(a)/                   2,578        56,948
       -----------------------------------------------------------------
       Robert Half International Inc.                3,754       104,436
       -----------------------------------------------------------------
                                                                 161,384
       -----------------------------------------------------------------

       Environmental Services-0.18%
       Allied Waste Industries, Inc./(a)/            6,922        63,959
       -----------------------------------------------------------------
       Waste Management, Inc.                       12,753       358,869
       -----------------------------------------------------------------
                                                                 422,828
       -----------------------------------------------------------------

       Fertilizers & Agricultural Chemicals-0.09%
       Monsanto Co.                                  5,822       211,106
       -----------------------------------------------------------------

                                                        MARKET
                                              SHARES    VALUE
             -----------------------------------------------------

             Food Distributors-0.20%
             Sysco Corp.                      14,016 $     482,851
             -----------------------------------------------------

             Food Retail-0.32%
             Albertson's, Inc.                 8,046       196,242
             -----------------------------------------------------
             Kroger Co. (The)/(a)/            16,238       256,560
             -----------------------------------------------------
             Safeway Inc./(a)/                 9,801       207,095
             -----------------------------------------------------
             SUPERVALU INC.                    2,947        84,166
             -----------------------------------------------------
             Winn-Dixie Stores, Inc./(a)/      3,108        19,643
             -----------------------------------------------------
                                                           763,706
             -----------------------------------------------------

             Footwear-0.19%
             NIKE, Inc. -- Class B             5,770       419,537
             -----------------------------------------------------
             Reebok International Ltd.         1,291        43,971
             -----------------------------------------------------
                                                           463,508
             -----------------------------------------------------

             Forest Products-0.16%
             Louisiana-Pacific Corp.           2,422        57,353
             -----------------------------------------------------
             Weyerhaeuser Co.                  5,285       327,670
             -----------------------------------------------------
                                                           385,023
             -----------------------------------------------------

             Gas Utilities-0.13%
             KeySpan Corp.                     3,488       125,533
             -----------------------------------------------------
             Nicor Inc.                          965        31,951
             -----------------------------------------------------
             NiSource Inc.                     5,755       119,129
             -----------------------------------------------------
             Peoples Energy Corp.                816        31,824
             -----------------------------------------------------
                                                           308,437
             -----------------------------------------------------

             General Merchandise Stores-0.48%
             Big Lots, Inc./(a)/               2,563        31,371
             -----------------------------------------------------
             Dollar General Corp.              7,226       139,462
             -----------------------------------------------------
             Family Dollar Stores, Inc.        3,774       105,144
             -----------------------------------------------------
             Target Corp.                     20,022       872,959
             -----------------------------------------------------
                                                         1,148,936
             -----------------------------------------------------

             Gold-0.16%
             Newmont Mining Corp.              9,711       393,004
             -----------------------------------------------------

             Health Care Distributors-0.32%
             AmerisourceBergen Corp.           2,461       133,042
             -----------------------------------------------------
             Cardinal Health, Inc.             9,434       419,813
             -----------------------------------------------------
             McKesson Corp.                    6,417       206,435
             -----------------------------------------------------
                                                           759,290
             -----------------------------------------------------

             Health Care Equipment-2.01%
             Bard (C.R.), Inc.                 2,274       125,525
             -----------------------------------------------------
             Baxter International Inc.        13,435       403,990
             -----------------------------------------------------
             Becton, Dickinson & Co.           5,541       261,701
             -----------------------------------------------------
             Biomet, Inc.                      5,576       245,288
             -----------------------------------------------------
             Boston Scientific Corp./(a)/     18,305       700,349
             -----------------------------------------------------
             Guidant Corp.                     6,874       380,270
             -----------------------------------------------------
             Hospira, Inc./(a)/                3,428        88,819
             -----------------------------------------------------
             Medtronic, Inc.                  26,584     1,320,427
             -----------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
       ------------------------------------------------------------------

       Health Care Equipment-(Continued)
       St. Jude Medical, Inc./(a)/                    3,860 $     262,982
       ------------------------------------------------------------------
       Stryker Corp.                                  8,749       417,152
       ------------------------------------------------------------------
       Thermo Electron Corp./(a)/                     3,632        93,415
       ------------------------------------------------------------------
       Waters Corp./(a)/                              2,619       114,922
       ------------------------------------------------------------------
       Zimmer Holdings, Inc./(a)/                     5,348       408,106
       ------------------------------------------------------------------
                                                                4,822,946
       ------------------------------------------------------------------

       Health Care Facilities-0.29%
       HCA Inc.                                      10,644       411,391
       ------------------------------------------------------------------
       Health Management Associates, Inc. -- Class A  5,327       106,860
       ------------------------------------------------------------------
       Manor Care, Inc.                               1,959        61,219
       ------------------------------------------------------------------
       Tenet Healthcare Corp./(a)/                   10,192       113,947
       ------------------------------------------------------------------
                                                                  693,417
       ------------------------------------------------------------------

       Health Care Services-0.38%
       Caremark Rx, Inc./(a)/                        10,025       305,763
       ------------------------------------------------------------------
       Express Scripts, Inc./(a)/                     1,700       111,520
       ------------------------------------------------------------------
       IMS Health Inc.                                5,150       124,836
       ------------------------------------------------------------------
       Medco Health Solutions, Inc./(a)/              5,927       179,588
       ------------------------------------------------------------------
       Quest Diagnostics Inc.                         2,271       186,404
       ------------------------------------------------------------------
                                                                  908,111
       ------------------------------------------------------------------

       Health Care Supplies-0.05%
       Bausch & Lomb Inc.                             1,149        70,767
       ------------------------------------------------------------------
       Millipore Corp./(a)/                           1,070        56,378
       ------------------------------------------------------------------
                                                                  127,145
       ------------------------------------------------------------------

       Home Entertainment Software-0.14%
       Electronic Arts Inc./(a)/                      6,655       333,615
       ------------------------------------------------------------------

       Home Furnishings-0.05%
       Leggett & Platt, Inc.                          4,209       113,853
       ------------------------------------------------------------------

       Home Improvement Retail-1.09%
       Home Depot, Inc. (The)                        48,723     1,642,940
       ------------------------------------------------------------------
       Lowe's Cos., Inc.                             17,245       840,176
       ------------------------------------------------------------------
       Sherwin-Williams Co. (The)                     3,138       126,712
       ------------------------------------------------------------------
                                                                2,609,828
       ------------------------------------------------------------------

       Homebuilding-0.14%
       Centex Corp.                                   2,713       115,085
       ------------------------------------------------------------------
       KB HOME                                        1,023        65,523
       ------------------------------------------------------------------
       Pulte Homes, Inc.                              2,778       151,762
       ------------------------------------------------------------------
                                                                  332,370
       ------------------------------------------------------------------

       Hotels, Resorts & Cruise Lines-0.52%
       Carnival Corp. (Panama)                       13,868       646,387
       ------------------------------------------------------------------
       Hilton Hotels Corp.                            8,420       150,129
       ------------------------------------------------------------------
       Marriott International, Inc. -- Class A        4,944       241,267
       ------------------------------------------------------------------
       Starwood Hotels & Resorts Worldwide, Inc.      4,537       204,165
       ------------------------------------------------------------------
                                                                1,241,948
       ------------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
         -------------------------------------------------------------

         Household Appliances-0.15%
         Black & Decker Corp. (The)                1,720 $     120,245
         -------------------------------------------------------------
         Maytag Corp.                              1,722        35,301
         -------------------------------------------------------------
         Snap-on Inc.                              1,277        41,004
         -------------------------------------------------------------
         Stanley Works (The)                       1,777        75,345
         -------------------------------------------------------------
         Whirlpool Corp.                           1,527        95,346
         -------------------------------------------------------------
                                                               367,241
         -------------------------------------------------------------

         Household Products-1.88%
         Clorox Co. (The)                          4,650       231,431
         -------------------------------------------------------------
         Colgate-Palmolive Co.                    11,679       621,323
         -------------------------------------------------------------
         Kimberly-Clark Corp.                     10,998       704,642
         -------------------------------------------------------------
         Procter & Gamble Co. (The)               56,346     2,938,444
         -------------------------------------------------------------
                                                             4,495,840
         -------------------------------------------------------------

         Housewares & Specialties-0.15%
         Fortune Brands, Inc.                      3,198       230,832
         -------------------------------------------------------------
         Newell Rubbermaid Inc.                    6,017       129,967
         -------------------------------------------------------------
                                                               360,799
         -------------------------------------------------------------

         Hypermarkets & Super Centers-2.25%
         Costco Wholesale Corp.                   10,045       408,430
         -------------------------------------------------------------
         Wal-Mart Stores, Inc.                    94,010     4,983,470
         -------------------------------------------------------------
                                                             5,391,900
         -------------------------------------------------------------

         Industrial Conglomerates-4.45%
         3M Co.                                   17,144     1,411,980
         -------------------------------------------------------------
         General Electric Co.                    231,354     7,692,521
         -------------------------------------------------------------
         Textron Inc.                              3,020       185,126
         -------------------------------------------------------------
         Tyco International Ltd. (Bermuda)        43,969     1,363,039
         -------------------------------------------------------------
                                                            10,652,666
         -------------------------------------------------------------

         Industrial Gases-0.23%
         Air Products & Chemicals, Inc.            4,983       257,870
         -------------------------------------------------------------
         Praxair, Inc.                             7,130       281,279
         -------------------------------------------------------------
                                                               539,149
         -------------------------------------------------------------

         Industrial Machinery-0.84%
         Crane Co.                                 1,303        36,249
         -------------------------------------------------------------
         Danaher Corp.                             6,749       341,837
         -------------------------------------------------------------
         Dover Corp.                               4,455       176,774
         -------------------------------------------------------------
         Eaton Corp.                               3,300       213,312
         -------------------------------------------------------------
         Illinois Tool Works Inc.                  6,789       614,540
         -------------------------------------------------------------
         Ingersoll-Rand Co. -- Class A (Bermuda)   3,797       260,816
         -------------------------------------------------------------
         ITT Industries, Inc.                      2,023       161,739
         -------------------------------------------------------------
         Pall Corp.                                2,757        63,880
         -------------------------------------------------------------
         Parker Hannifin Corp.                     2,600       149,188
         -------------------------------------------------------------
                                                             2,018,335
         -------------------------------------------------------------

         Insurance Brokers-0.29%
         Aon Corp.                                 6,877       181,828
         -------------------------------------------------------------
         Marsh & McLennan Cos., Inc.              11,470       509,039
         -------------------------------------------------------------
                                                               690,867
         -------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
       ------------------------------------------------------------------

       Integrated Oil & Gas-4.57%
       Amerada Hess Corp.                             1,970 $     164,200
       ------------------------------------------------------------------
       ChevronTexaco Corp.                           23,459     2,243,853
       ------------------------------------------------------------------
       ConocoPhillips                                15,033     1,184,149
       ------------------------------------------------------------------
       Exxon Mobil Corp.                            143,359     6,637,522
       ------------------------------------------------------------------
       Marathon Oil Corp.                             7,570       285,162
       ------------------------------------------------------------------
       Occidental Petroleum Corp.                     8,574       422,441
       ------------------------------------------------------------------
                                                               10,937,327
       ------------------------------------------------------------------

       Integrated Telecommunication
        Services-2.84%
       ALLTEL Corp.                                   6,743       350,636
       ------------------------------------------------------------------
       AT&T Corp.                                    17,402       262,770
       ------------------------------------------------------------------
       BellSouth Corp.                               40,167     1,088,124
       ------------------------------------------------------------------
       CenturyTel, Inc.                               3,043        94,303
       ------------------------------------------------------------------
       Citizens Communications Co./(a)/               6,338        91,267
       ------------------------------------------------------------------
       Qwest Communications International Inc./(a)/  39,113       152,150
       ------------------------------------------------------------------
       SBC Communications Inc.                       72,539     1,838,138
       ------------------------------------------------------------------
       Sprint Corp.                                  31,281       584,329
       ------------------------------------------------------------------
       Verizon Communications Inc.                   60,725     2,340,342
       ------------------------------------------------------------------
                                                                6,802,059
       ------------------------------------------------------------------

       Internet Retail-0.47%
       eBay Inc./(a)/                                14,409     1,128,657
       ------------------------------------------------------------------

       Internet Software & Services-0.38%
       Yahoo! Inc./(a)/                              29,519       909,185
       ------------------------------------------------------------------

       Investment Banking & Brokerage-1.73%
       Bear Stearns Cos. Inc. (The)                   2,299       191,783
       ------------------------------------------------------------------
       Charles Schwab Corp. (The)                    29,916       262,662
       ------------------------------------------------------------------
       E*TRADE Financial Corp./(a)/                   8,027        88,859
       ------------------------------------------------------------------
       Goldman Sachs Group, Inc. (The)               10,577       932,786
       ------------------------------------------------------------------
       Lehman Brothers Holdings Inc.                  6,080       426,208
       ------------------------------------------------------------------
       Merrill Lynch & Co., Inc.                     21,064     1,047,302
       ------------------------------------------------------------------
       Morgan Stanley                                24,094     1,188,557
       ------------------------------------------------------------------
                                                                4,138,157
       ------------------------------------------------------------------

       IT Consulting & Other Services-0.03%
       Unisys Corp./(a)/                              7,275        74,496
       ------------------------------------------------------------------

       Leisure Products-0.13%
       Brunswick Corp.                                2,053        80,129
       ------------------------------------------------------------------
       Hasbro, Inc.                                   3,826        69,518
       ------------------------------------------------------------------
       Mattel, Inc.                                   9,258       162,200
       ------------------------------------------------------------------
                                                                  311,847
       ------------------------------------------------------------------

       Life & Health Insurance-0.89%
       AFLAC Inc.                                    11,146       441,827
       ------------------------------------------------------------------
       Jefferson-Pilot Corp.                          3,064       147,624
       ------------------------------------------------------------------
       Lincoln National Corp.                         3,903       170,561
       ------------------------------------------------------------------
       MetLife, Inc.                                 16,567       590,945
       ------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
       ------------------------------------------------------------------

       Life & Health Insurance-(Continued)
       Prudential Financial, Inc.                    11,529 $     536,790
       ------------------------------------------------------------------
       Torchmark Corp.                                2,439       127,511
       ------------------------------------------------------------------
       UnumProvident Corp.                            6,492       103,547
       ------------------------------------------------------------------
                                                                2,118,805
       ------------------------------------------------------------------

       Managed Health Care-0.86%
       Aetna Inc.                                     3,339       286,486
       ------------------------------------------------------------------
       Anthem, Inc./(a)/                              3,032       250,049
       ------------------------------------------------------------------
       CIGNA Corp.                                    3,091       191,673
       ------------------------------------------------------------------
       Humana Inc./(a)/                               3,554        64,363
       ------------------------------------------------------------------
       UnitedHealth Group Inc.                       14,634       920,479
       ------------------------------------------------------------------
       WellPoint Health Networks Inc./(a)/            3,401       343,841
       ------------------------------------------------------------------
                                                                2,056,891
       ------------------------------------------------------------------

       Metal & Glass Containers-0.07%
       Ball Corp.                                     1,235        89,142
       ------------------------------------------------------------------
       Pactiv Corp./(a)/                              3,348        78,946
       ------------------------------------------------------------------
                                                                  168,088
       ------------------------------------------------------------------

       Motorcycle Manufacturers-0.16%
       Harley-Davidson, Inc.                          6,469       387,299
       ------------------------------------------------------------------

       Movies & Entertainment-1.66%
       Time Warner Inc./(a)/                         99,971     1,664,517
       ------------------------------------------------------------------
       Viacom Inc. -- Class B                        37,978     1,275,681
       ------------------------------------------------------------------
       Walt Disney Co. (The)                         45,015     1,039,396
       ------------------------------------------------------------------
                                                                3,979,594
       ------------------------------------------------------------------

       Multi-Line Insurance-1.96%
       American International Group, Inc.            57,172     4,039,202
       ------------------------------------------------------------------
       Hartford Financial Services Group, Inc. (The)  6,388       415,859
       ------------------------------------------------------------------
       Loews Corp.                                    4,066       230,258
       ------------------------------------------------------------------
                                                                4,685,319
       ------------------------------------------------------------------

       Multi-Utilities & Unregulated
        Power-0.67%
       AES Corp. (The)/(a)/                          13,966       134,772
       ------------------------------------------------------------------
       Calpine Corp./(a)/                             9,161        35,361
       ------------------------------------------------------------------
       Constellation Energy Group                     3,668       141,401
       ------------------------------------------------------------------
       Dominion Resources, Inc.                       7,156       454,120
       ------------------------------------------------------------------
       Duke Energy Corp.                             20,053       431,140
       ------------------------------------------------------------------
       Dynegy Inc. -- Class A/(a)/                    8,262        34,700
       ------------------------------------------------------------------
       Public Service Enterprise Group Inc.           5,179       201,981
       ------------------------------------------------------------------
       Sempra Energy                                  5,036       180,037
       ------------------------------------------------------------------
                                                                1,613,512
       ------------------------------------------------------------------

       Office Electronics-0.10%
       Xerox Corp./(a)/                              17,494       242,467
       ------------------------------------------------------------------

       Office Services & Supplies-0.15%
       Avery Dennison Corp.                           2,422       146,701
       ------------------------------------------------------------------
       Pitney Bowes Inc.                              5,066       213,785
       ------------------------------------------------------------------
                                                                  360,486
       ------------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
        ----------------------------------------------------------------

        Oil & Gas Drilling-0.22%
        Nabors Industries, Ltd. (Bermuda)/(a)/       3,255 $     151,358
        ----------------------------------------------------------------
        Noble Corp. (Cayman Islands)/(a)/            2,944       113,992
        ----------------------------------------------------------------
        Rowan Cos., Inc./(a)/                        2,283        55,751
        ----------------------------------------------------------------
        Transocean Inc. (Cayman Islands)/(a)/        7,014       199,198
        ----------------------------------------------------------------
                                                                 520,299
        ----------------------------------------------------------------

        Oil & Gas Equipment & Services-0.67%
        Baker Hughes Inc.                            7,300       294,190
        ----------------------------------------------------------------
        BJ Services Co./(a)/                         3,526       175,101
        ----------------------------------------------------------------
        Halliburton Co.                              9,606       304,991
        ----------------------------------------------------------------
        Schlumberger Ltd. (Netherlands)             12,910       830,371
        ----------------------------------------------------------------
                                                               1,604,653
        ----------------------------------------------------------------

        Oil & Gas Exploration &
         Production-0.80%
        Anadarko Petroleum Corp.                     5,518       329,921
        ----------------------------------------------------------------
        Apache Corp.                                 7,106       330,642
        ----------------------------------------------------------------
        Burlington Resources Inc.                    8,676       331,163
        ----------------------------------------------------------------
        Devon Energy Corp.                           5,256       365,239
        ----------------------------------------------------------------
        EOG Resources, Inc.                          2,554       162,307
        ----------------------------------------------------------------
        Kerr-McGee Corp.                             3,262       171,255
        ----------------------------------------------------------------
        Unocal Corp.                                 5,779       223,994
        ----------------------------------------------------------------
                                                               1,914,521
        ----------------------------------------------------------------

        Oil & Gas Refining, Marketing &
         Transportation-0.34%
        Ashland Inc.                                 1,524        79,659
        ----------------------------------------------------------------
        El Paso Corp.                               14,057       110,910
        ----------------------------------------------------------------
        Kinder Morgan, Inc.                          2,702       162,147
        ----------------------------------------------------------------
        Sunoco, Inc.                                 1,656       112,890
        ----------------------------------------------------------------
        Valero Energy Corp.                          2,821       211,349
        ----------------------------------------------------------------
        Williams Cos., Inc. (The)                   11,363       138,060
        ----------------------------------------------------------------
                                                                 815,015
        ----------------------------------------------------------------

        Other Diversified Financial Services-3.41%
        Citigroup Inc.                             113,360     4,998,042
        ----------------------------------------------------------------
        JPMorgan Chase & Co.                        78,106     2,915,697
        ----------------------------------------------------------------
        Principal Financial Group, Inc.              6,996       237,794
        ----------------------------------------------------------------
                                                               8,151,533
        ----------------------------------------------------------------

        Packaged Foods & Meats-1.10%
        Campbell Soup Co.                            9,014       230,668
        ----------------------------------------------------------------
        ConAgra Foods, Inc.                         11,582       301,132
        ----------------------------------------------------------------
        General Mills, Inc.                          8,283       371,907
        ----------------------------------------------------------------
        Heinz (H.J.) Co.                             7,721       284,828
        ----------------------------------------------------------------
        Hershey Foods Corp.                          5,706       276,399
        ----------------------------------------------------------------
        Kellogg Co.                                  9,001       374,982
        ----------------------------------------------------------------
        McCormick & Co., Inc.                        3,011       107,703
        ----------------------------------------------------------------
        Sara Lee Corp.                              17,351       381,028
        ----------------------------------------------------------------
        Wrigley Jr. (Wm.) Co.                        4,931       297,832
        ----------------------------------------------------------------
                                                               2,626,479
        ----------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
       -----------------------------------------------------------------

       Paper Packaging-0.10%
       Bemis Co., Inc.                               2,329 $      61,672
       -----------------------------------------------------------------
       Sealed Air Corp./(a)/                         1,863        88,381
       -----------------------------------------------------------------
       Temple-Inland Inc.                            1,199        81,832
       -----------------------------------------------------------------
                                                                 231,885
       -----------------------------------------------------------------

       Paper Products-0.33%
       Georgia-Pacific Corp.                         5,563       186,917
       -----------------------------------------------------------------
       International Paper Co.                      10,641       460,010
       -----------------------------------------------------------------
       MeadWestvaco Corp.                            4,410       131,683
       -----------------------------------------------------------------
                                                                 778,610
       -----------------------------------------------------------------

       Personal Products-0.58%
       Alberto-Culver Co.                            1,974        92,028
       -----------------------------------------------------------------
       Avon Products, Inc.                          10,324       444,035
       -----------------------------------------------------------------
       Gillette Co. (The)                           21,983       856,897
       -----------------------------------------------------------------
                                                               1,392,960
       -----------------------------------------------------------------

       Pharmaceuticals-7.33%
       Abbott Laboratories                          34,187     1,345,258
       -----------------------------------------------------------------
       Allergan, Inc.                                2,877       217,616
       -----------------------------------------------------------------
       Bristol-Myers Squibb Co.                     42,569       974,830
       -----------------------------------------------------------------
       Forest Laboratories, Inc./(a)/                8,106       407,651
       -----------------------------------------------------------------
       Johnson & Johnson                            65,087     3,597,358
       -----------------------------------------------------------------
       King Pharmaceuticals, Inc./(a)/               5,288        59,702
       -----------------------------------------------------------------
       Lilly (Eli) & Co.                            24,757     1,577,516
       -----------------------------------------------------------------
       Merck & Co. Inc.                             48,680     2,207,638
       -----------------------------------------------------------------
       Mylan Laboratories Inc.                       5,880        87,142
       -----------------------------------------------------------------
       Pfizer Inc.                                 167,264     5,345,757
       -----------------------------------------------------------------
       Schering-Plough Corp.                        32,264       627,857
       -----------------------------------------------------------------
       Watson Pharmaceuticals, Inc./(a)/             2,367        59,672
       -----------------------------------------------------------------
       Wyeth                                        29,207     1,033,928
       -----------------------------------------------------------------
                                                              17,541,925
       -----------------------------------------------------------------

       Photographic Products-0.07%
       Eastman Kodak Co.                             6,284       166,463
       -----------------------------------------------------------------

       Property & Casualty Insurance-1.26%
       ACE Ltd. (Cayman Islands)                     6,220       252,470
       -----------------------------------------------------------------
       Allstate Corp. (The)                         15,401       725,079
       -----------------------------------------------------------------
       Ambac Financial Group, Inc.                   2,375       168,886
       -----------------------------------------------------------------
       Chubb Corp. (The)                             4,157       285,918
       -----------------------------------------------------------------
       Cincinnati Financial Corp.                    3,693       147,277
       -----------------------------------------------------------------
       MBIA Inc.                                     3,160       170,577
       -----------------------------------------------------------------
       Progressive Corp. (The)                       4,757       364,481
       -----------------------------------------------------------------
       SAFECO Corp.                                  3,038       142,968
       -----------------------------------------------------------------
       St. Paul Travelers Cos., Inc. (The)          14,650       543,076
       -----------------------------------------------------------------
       XL Capital Ltd. -- Class A (Cayman Islands)   3,027       213,948
       -----------------------------------------------------------------
                                                               3,014,680
       -----------------------------------------------------------------

                                                                MARKET
                                                      SHARES    VALUE
     ---------------------------------------------------------------------

     Publishing-0.63%
     Dow Jones & Co., Inc.                             1,788 $      75,775
     ---------------------------------------------------------------------
     Gannett Co., Inc.                                 5,972       496,512
     ---------------------------------------------------------------------
     Knight-Ridder, Inc.                               1,724       113,422
     ---------------------------------------------------------------------
     McGraw-Hill Cos., Inc. (The)                      4,174       313,300
     ---------------------------------------------------------------------
     Meredith Corp.                                    1,100        58,168
     ---------------------------------------------------------------------
     New York Times Co. (The) -- Class A               3,258       135,533
     ---------------------------------------------------------------------
     Tribune Co.                                       7,181       304,833
     ---------------------------------------------------------------------
                                                                 1,497,543
     ---------------------------------------------------------------------

     Railroads-0.41%
     Burlington Northern Santa Fe Corp.                8,157       289,410
     ---------------------------------------------------------------------
     CSX Corp.                                         4,693       146,891
     ---------------------------------------------------------------------
     Norfolk Southern Corp.                            8,574       228,840
     ---------------------------------------------------------------------
     Union Pacific Corp.                               5,676       319,786
     ---------------------------------------------------------------------
                                                                   984,927
     ---------------------------------------------------------------------

     Real Estate-0.41%
     Apartment Investment & Management Co. -- Class A  2,051        65,570
     ---------------------------------------------------------------------
     Equity Office Properties Trust                    8,868       230,125
     ---------------------------------------------------------------------
     Equity Residential                                6,108       180,491
     ---------------------------------------------------------------------
     Plum Creek Timber Co., Inc.                       4,016       126,022
     ---------------------------------------------------------------------
     ProLogis                                          3,970       135,139
     ---------------------------------------------------------------------
     Simon Property Group, Inc.                        4,578       236,271
     ---------------------------------------------------------------------
                                                                   973,618
     ---------------------------------------------------------------------

     Regional Banks-1.97%
     AmSouth Bancorp.                                  7,698       188,832
     ---------------------------------------------------------------------
     BB&T Corp.                                       12,298       476,302
     ---------------------------------------------------------------------
     Charter One Financial, Inc.                       4,882       216,810
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              12,337       608,954
     ---------------------------------------------------------------------
     First Horizon National Corp.                      2,717       117,782
     ---------------------------------------------------------------------
     Huntington Bancshares Inc.                        5,030       123,034
     ---------------------------------------------------------------------
     KeyCorp                                           8,994       271,439
     ---------------------------------------------------------------------
     M&T Bank Corp.                                    2,597       242,118
     ---------------------------------------------------------------------
     Marshall & Ilsley Corp.                           4,865       186,865
     ---------------------------------------------------------------------
     National City Corp.                              14,851       542,062
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                         3,790       148,000
     ---------------------------------------------------------------------
     PNC Financial Services Group                      6,181       312,759
     ---------------------------------------------------------------------
     Regions Financial Corp.                          10,073       299,067
     ---------------------------------------------------------------------
     SouthTrust Corp.                                  7,243       280,956
     ---------------------------------------------------------------------
     SunTrust Banks, Inc.                              6,187       408,033
     ---------------------------------------------------------------------
     Synovus Financial Corp.                           6,718       171,107
     ---------------------------------------------------------------------
     Zions Bancorp.                                    1,970       119,185
     ---------------------------------------------------------------------
                                                                 4,713,305
     ---------------------------------------------------------------------

     Restaurants-0.66%
     Darden Restaurants, Inc.                          3,514        74,954
     ---------------------------------------------------------------------
     McDonald's Corp.                                 27,571       758,203
     ---------------------------------------------------------------------
     Starbucks Corp./(a)/                              8,687       407,942
     ---------------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
         -------------------------------------------------------------

         Restaurants-(Continued)
         Wendy's International, Inc.               2,498 $      89,353
         -------------------------------------------------------------
         Yum! Brands, Inc.                         6,343       243,508
         -------------------------------------------------------------
                                                             1,573,960
         -------------------------------------------------------------

         Semiconductor Equipment-0.40%
         Applied Materials, Inc./(a)/             36,983       627,602
         -------------------------------------------------------------
         KLA-Tencor Corp./(a)/                     4,304       177,368
         -------------------------------------------------------------
         Novellus Systems, Inc./(a)/               3,240        87,480
         -------------------------------------------------------------
         Teradyne, Inc./(a)/                       4,296        73,462
         -------------------------------------------------------------
                                                               965,912
         -------------------------------------------------------------

         Semiconductors-2.68%
         Advanced Micro Devices, Inc./(a)/         7,749        96,785
         -------------------------------------------------------------
         Altera Corp./(a)/                         8,204       170,807
         -------------------------------------------------------------
         Analog Devices, Inc.                      8,238       327,049
         -------------------------------------------------------------
         Applied Micro Circuits Corp./(a)/         6,814        24,530
         -------------------------------------------------------------
         Broadcom Corp. -- Class A/(a)/            6,884       243,418
         -------------------------------------------------------------
         Intel Corp.                             141,780     3,456,596
         -------------------------------------------------------------
         Linear Technology Corp.                   6,781       265,137
         -------------------------------------------------------------
         LSI Logic Corp./(a)/                      8,413        42,822
         -------------------------------------------------------------
         Maxim Integrated Products, Inc.           7,062       339,682
         -------------------------------------------------------------
         Micron Technology, Inc./(a)/             13,363       180,801
         -------------------------------------------------------------
         National Semiconductor Corp./(a)/         7,909       135,639
         -------------------------------------------------------------
         NVIDIA Corp./(a)/                         3,656        56,302
         -------------------------------------------------------------
         PMC-Sierra, Inc./(a)/                     3,888        46,189
         -------------------------------------------------------------
         Texas Instruments Inc.                   37,892       808,236
         -------------------------------------------------------------
         Xilinx, Inc.                              7,607       223,874
         -------------------------------------------------------------
                                                             6,417,867
         -------------------------------------------------------------

         Soft Drinks-1.91%
         Coca-Cola Co. (The)                      53,390     2,341,685
         -------------------------------------------------------------
         Coca-Cola Enterprises Inc.               10,303       210,181
         -------------------------------------------------------------
         Pepsi Bottling Group, Inc. (The)          5,644       157,185
         -------------------------------------------------------------
         PepsiCo, Inc.                            37,406     1,870,300
         -------------------------------------------------------------
                                                             4,579,351
         -------------------------------------------------------------

         Specialized Finance-0.09%
         Moody's Corp.                             3,263       222,210
         -------------------------------------------------------------

         Specialty Chemicals-0.23%
         Ecolab Inc.                               5,640       172,020
         -------------------------------------------------------------
         Great Lakes Chemical Corp.                1,109        26,594
         -------------------------------------------------------------
         International Flavors & Fragrances Inc.   2,053        75,017
         -------------------------------------------------------------
         Rohm & Haas Co.                           4,882       191,374
         -------------------------------------------------------------
         Sigma-Aldrich Corp.                       1,520        87,309
         -------------------------------------------------------------
                                                               552,314
         -------------------------------------------------------------

         Specialty Stores-0.48%
         AutoNation, Inc./(a)/                     5,860        94,463
         -------------------------------------------------------------
         AutoZone, Inc./(a)/                       1,813       139,964
         -------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
         -------------------------------------------------------------

         Specialty Stores-(Continued)
         Bed Bath & Beyond Inc./(a)/               6,586 $     233,079
         -------------------------------------------------------------
         Boise Cascade Corp.                       1,912        61,662
         -------------------------------------------------------------
         Office Depot, Inc./(a)/                   6,810       111,684
         -------------------------------------------------------------
         Staples, Inc.                            10,902       314,850
         -------------------------------------------------------------
         Tiffany & Co.                             3,215       114,936
         -------------------------------------------------------------
         Toys "R" Us, Inc./(a)/                    4,681        77,049
         -------------------------------------------------------------
                                                             1,147,687
         -------------------------------------------------------------

         Steel-0.13%
         Allegheny Technologies, Inc.              2,029        40,681
         -------------------------------------------------------------
         Nucor Corp.                               1,716       143,543
         -------------------------------------------------------------
         United States Steel Corp.                 2,482        94,663
         -------------------------------------------------------------
         Worthington Industries, Inc.              1,895        38,810
         -------------------------------------------------------------
                                                               317,697
         -------------------------------------------------------------

         Systems Software-3.81%
         Adobe Systems Inc.                        5,225       220,391
         -------------------------------------------------------------
         BMC Software, Inc./(a)/                   4,837        75,844
         -------------------------------------------------------------
         Computer Associates International, Inc.  12,863       324,662
         -------------------------------------------------------------
         Microsoft Corp.                         236,623     6,734,291
         -------------------------------------------------------------
         Novell, Inc./(a)/                         8,475        57,969
         -------------------------------------------------------------
         Oracle Corp./(a)/                       113,875     1,196,826
         -------------------------------------------------------------
         Symantec Corp./(a)/                       6,825       319,137
         -------------------------------------------------------------
         VERITAS Software Corp./(a)/               9,478       180,651
         -------------------------------------------------------------
                                                             9,109,771
         -------------------------------------------------------------

         Thrifts & Mortgage Finance-1.81%
         Countrywide Financial Corp.               6,123       441,468
         -------------------------------------------------------------
         Fannie Mae                               21,242     1,507,332
         -------------------------------------------------------------
         Freddie Mac                              15,098       970,952
         -------------------------------------------------------------
         Golden West Financial Corp.               3,345       357,614
         -------------------------------------------------------------
         MGIC Investment Corp.                     2,158       153,218
         -------------------------------------------------------------
         Sovereign Bancorp, Inc.                   7,509       163,471
         -------------------------------------------------------------
         Washington Mutual, Inc.                  18,958       735,570
         -------------------------------------------------------------
                                                             4,329,625
         -------------------------------------------------------------

         Tires & Rubber-0.03%
         Cooper Tire & Rubber Co.                  1,619        37,966
         -------------------------------------------------------------
         Goodyear Tire & Rubber Co. (The)/(a)/     3,844        42,092
         -------------------------------------------------------------
                                                                80,058
         -------------------------------------------------------------

         Tobacco-1.05%
         Altria Group, Inc.                       44,953     2,139,763
         -------------------------------------------------------------
         R.J. Reynolds Tobacco Holdings, Inc.      3,264       234,845
         -------------------------------------------------------------
         UST Inc.                                  3,636       137,986
         -------------------------------------------------------------
                                                             2,512,594
         -------------------------------------------------------------

         Trading Companies & Distributors-0.04%
         W.W. Grainger, Inc.                       2,001       105,953
         -------------------------------------------------------------

                                                                         MARKET
                                                         SHARES          VALUE
-----------------------------------------------------------------------------------

Wireless Telecommunication
 Services-0.59%
AT&T Wireless Services Inc./(a)/                          59,747      $     862,747
-----------------------------------------------------------------------------------
Nextel Communications, Inc. -- Class A/(a)/               24,326            553,660
-----------------------------------------------------------------------------------
                                                                          1,416,407
-----------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $216,843,046)                                                225,512,105
-----------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
U.S. TREASURY BILLS-0.54%/(b)/
  1.16%, 09/16/04                                   $    100,000/(c)/        99,835
-----------------------------------------------------------------------------------
  1.30%, 09/16/04                                      1,200,000/(c)/     1,198,023
-----------------------------------------------------------------------------------
    Total U.S. Treasury Bills
     (Cost $1,297,858)                                                    1,297,858
-----------------------------------------------------------------------------------

                                              PRINCIPAL       MARKET
                                               AMOUNT         VALUE
       -----------------------------------------------------------------
       REPURCHASE AGREEMENTS-5.61%
       State Street Bank & Trust Co.,
        1.20%, 08/02/04
        (Cost $13,434,087)/(d)/              $ 13,434,087 $  13,434,087
       -----------------------------------------------------------------
       TOTAL INVESTMENTS-100.35%
        (Cost $231,574,991)                                 240,244,050
       -----------------------------------------------------------------
       OTHER ASSETS LESS LIABILITIES-(0.35%)                   (828,603)
       -----------------------------------------------------------------
       NET ASSETS-100.00%                                 $ 239,415,447
       -----------------------------------------------------------------

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and
    Note 6.
(d) Repurchase agreement entered into July 30, 2004 with a maturing value of $13,435,430. Collateralized by $13,675,000 U.S. Government obligations, 1.95% due 12/30/04 with a market value at July 31, 2004 of $13,707,232.




See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
July 31, 2004


       ASSETS:
       Investments, at market value
        (cost $231,574,991)................................ $240,244,050
       ------------------------------------------------------------------
       Receivables for:....................................
         Variation margin..................................       12,431
       ------------------------------------------------------------------
         Fund shares sold..................................      225,045
       ------------------------------------------------------------------
         Dividends and interest............................      291,631
       ------------------------------------------------------------------
         Amount due from advisor...........................       17,313
       ------------------------------------------------------------------
       Investment for deferred compensation and retirement
        plans..............................................       13,678
       ------------------------------------------------------------------
       Other assets........................................       21,218
       ------------------------------------------------------------------
           Total assets....................................  240,825,366
       ------------------------------------------------------------------
       LIABILITIES:
       Payables for:.......................................
         Investments purchased.............................      174,104
       ------------------------------------------------------------------
         Fund shares reacquired............................      973,429
       ------------------------------------------------------------------
         Dividends.........................................          174
       ------------------------------------------------------------------
         Deferred compensation and retirement plans........       15,727
       ------------------------------------------------------------------
       Accrued distribution fees...........................       48,723
       ------------------------------------------------------------------
       Accrued transfer agent fees.........................      154,952
       ------------------------------------------------------------------
       Accrued operating expenses..........................       42,810
       ------------------------------------------------------------------
           Total liabilities...............................    1,409,919
       ------------------------------------------------------------------
       Net assets applicable to shares outstanding......... $239,415,447
       ------------------------------------------------------------------
       NET ASSETS CONSIST OF:
       Shares of beneficial interest....................... $245,353,427
       ------------------------------------------------------------------
       Undistributed net investment income.................      186,296
       ------------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities and futures contracts........  (14,539,196)
       ------------------------------------------------------------------
       Unrealized appreciation of investment securities and
        futures contracts..................................    8,414,920
       ------------------------------------------------------------------
                                                            $239,415,447
       ------------------------------------------------------------------

          NET ASSETS:
          Investor Class................................. $234,090,310
          ------------------------------------------------------------
          Institutional Class............................ $  5,325,137
          ------------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Investor Class.................................   20,176,641
          ------------------------------------------------------------
          Institutional Class............................      479,342
          ------------------------------------------------------------
          Investor Class:................................
            Net asset value and offering price per share. $      11.60
          ------------------------------------------------------------
          Institutional Class:...........................
            Net asset value and offering price per share. $      11.11
          ------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the year ended July 31, 2004


INVESTMENT INCOME:
Dividends............................................................................ $ 3,603,864
--------------------------------------------------------------------------------------------------
Interest.............................................................................     191,134
--------------------------------------------------------------------------------------------------
    Total investment income..........................................................   3,794,998
--------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees........................................................................     579,943
--------------------------------------------------------------------------------------------------
Administrative services fees.........................................................     109,879
--------------------------------------------------------------------------------------------------
Custodian fees.......................................................................      27,594
--------------------------------------------------------------------------------------------------
Distribution fees -- Investor Class..................................................     568,143
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Investor Class................................................     769,497
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class...........................................       3,809
--------------------------------------------------------------------------------------------------
Trustees' and retirement fees........................................................      13,586
--------------------------------------------------------------------------------------------------
Other................................................................................     230,323
--------------------------------------------------------------------------------------------------
    Total expenses...................................................................   2,302,774
--------------------------------------------------------------------------------------------------
Less:Fees waived, expense reimbursed and expense offset arrangements                     (809,986)
--------------------------------------------------------------------------------------------------
    Net expenses.....................................................................   1,492,788
--------------------------------------------------------------------------------------------------
Net investment income................................................................   2,302,210
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FUTURES CONTRACTS:
Net realized gain from:..............................................................
  Investment securities..............................................................     663,578
--------------------------------------------------------------------------------------------------
  Futures contracts..................................................................   2,046,205
--------------------------------------------------------------------------------------------------
                                                                                        2,709,783
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:.............................
  Investment securities..............................................................  20,525,237
--------------------------------------------------------------------------------------------------
  Futures contracts..................................................................    (222,136)
--------------------------------------------------------------------------------------------------
                                                                                       20,303,101
--------------------------------------------------------------------------------------------------
Net gain from investment securities and futures contracts............................  23,012,884
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations................................. $25,315,094
--------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the years ended July 31, 2004 and 2003

                                                                                                             2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income................................................................................. $  2,302,210
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and futures contracts.............................    2,709,783
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and futures contracts...   20,303,101
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations................................................   25,315,094
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:...............................................
  Investor Class........................................................................................   (2,074,514)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class...................................................................................      (58,208)
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions.................................................   (2,132,722)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:.................................................................................
  Investor Class........................................................................................   15,729,074
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class...................................................................................      596,232
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions........................................   16,325,306
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets..........................................................................   39,507,678
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.....................................................................................  199,907,769
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $186,296 and $16,808 for 2004 and 2003, respectively)........................................................................................ $239,415,447
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income................................................................................. $  1,783,653
----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and futures contracts.............................   (1,041,880)
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and futures contracts...   16,960,878
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations................................................   17,702,651
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:...............................................
  Investor Class........................................................................................   (1,732,526)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class...................................................................................      (36,320)
----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions.................................................   (1,768,846)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:.................................................................................
  Investor Class........................................................................................   44,485,304
----------------------------------------------------------------------------------------------------------------------
  Institutional Class...................................................................................    3,572,826
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions........................................   48,058,130
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets..........................................................................   63,991,935
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.....................................................................................  135,915,834
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $186,296 and $16,808 for 2004 and 2003, respectively)........................................................................................ $199,907,769
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO S&P 500 Index Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

   The Fund's investment objective is to seek price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

   Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

      Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan and transfer agency fees and expenses and other shareholder recordkeeping fees of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated between the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets.

   For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $412,971. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $166,972. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

   AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.65% and 0.35%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 25, 2003 through July 31, 2004, AIM waived fees of $56,448.

   For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $405,655 and $9,064 for Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $302,704 and $4,186 for Investor Class and Institutional Class, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $1,070.

   For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $30,714 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $76,655 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $33,224 for such services.

   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG advised the Fund that it retained $58,443 for such services. For the period October 1, 2003 through July 31, 2004, AISI advised the Fund that it retained $714,863 for such services.

   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended July 31, 2004, the Investor Class shares paid $568,143.

   Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in custodian fees of $145 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $145.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

   Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

   Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

   During the year ended July 31, 2004, the Fund paid legal fees of $1,991 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

   Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

   The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

   Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On July 31, 2004, $1,300,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                     OPEN FUTURES CONTRACTS AT PERIOD END
        ---------------------------------------------------------------
                                                           UNREALIZED
                       NO. OF      MONTH/      MARKET     APPRECIATION
        CONTRACT      CONTRACTS  COMMITMENT    VALUE     (DEPRECIATION)
        ---------------------------------------------------------------
        S&P 500 Index    54     Sep.-04/Long $14,864,850   $(254,139)
        ---------------------------------------------------------------

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                    2004       2003
         -------------------------------------------------------------
         Distributions paid from ordinary income $2,132,722 $1,768,846
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                         2004
              ----------------------------------------------------
              Undistributed ordinary income......... $    194,675
              ----------------------------------------------------
              Unrealized appreciation -- investments    2,031,547
              ----------------------------------------------------
              Temporary book/tax differences........       (8,378)
              ----------------------------------------------------
              Capital loss carryforward.............   (8,155,824)
              ----------------------------------------------------
              Shares of beneficial interest.........  245,353,427
              ----------------------------------------------------
              Total net assets...................... $239,415,447
              ----------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

   The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

   Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

   The Fund utilized $2,422,362 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010..................  $3,073,399
                 ---------------------------------------------
                 July 31, 2011..................   5,082,425
                 ---------------------------------------------
                 Total capital loss carryforward  $8,155,824
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $17,417,004 and $3,335,469, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
 ------------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities.. $ 26,282,492
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (24,250,945)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities........ $  2,031,547
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $238,212,503.

NOTE 9--SHARE INFORMATION

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are each sold at net asset value.

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                     YEAR ENDED JULY 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Investor Class                      8,158,662  $ 93,393,414  10,379,029  $ 98,378,776
----------------------------------------------------------------------------------------
  Institutional Class...............    134,129     1,499,236     422,994     3,905,983
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Investor Class                        175,553     2,043,181     176,457     1,697,518
----------------------------------------------------------------------------------------
  Institutional Class...............      5,219        58,200       3,773        36,320
----------------------------------------------------------------------------------------
Reacquired:/(a)/
  Investor Class                     (6,947,424)  (79,707,521) (5,907,559)  (55,657,798)
----------------------------------------------------------------------------------------
  Institutional Class...............    (85,170)     (961,204)    (38,165)     (369,482)
----------------------------------------------------------------------------------------
                                      1,440,969  $ 16,325,306   5,036,529  $ 47,991,317
----------------------------------------------------------------------------------------

/(a)/Amount is net of redemption fees of $16,385 and $373 for Investor Class and Institutional Class for 2004, and $66,808 and $5 for Investor Class and Institutional Class for 2003, respectively.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                                   ------------------------------------------------------
                                                                        2004        2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.41       $   9.59  $  12.78   $  15.36   $ 14.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.11           0.10      0.09       0.10      0.11
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.18           0.82     (3.19)     (2.39)     1.09
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.29           0.92     (3.10)     (2.29)     1.20
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)         (0.10)    (0.09)     (0.10)       --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --      (0.19)    (0.23)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)         (0.10)    (0.09)     (0.29)    (0.23)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                 0.00           0.00      0.00       0.00      0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.60       $  10.41  $   9.59   $  12.78   $ 15.36
--------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                     12.43%          9.73%   (24.33)%   (15.07)%    8.34%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $234,090       $195,668  $135,578   $116,309   $92,784
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expenses reimbursements                         0.65%/(b)/     0.65%     0.65%      0.63%     0.63%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                       1.00%/(b)/     1.05%     1.01%      0.99%     0.95%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.99%/(b)/     1.15%     0.84%      0.75%     0.74%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   2%             1%        3%        43%       13%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(b)/Ratios are based on average daily net assets of $227,257,169.

                                                                                     INSTITUTIONAL CLASS
                                                                   ------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                                   ------------------------------------------------------
                                                                       2004        2003       2002        2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 9.97       $ 9.23      $ 12.45   $ 15.07      $14.21
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.13         0.13/(a)/    0.08      0.19/(a)/   0.15
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    1.14         0.78        (3.11)    (2.44)       1.05
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 1.27         0.91        (3.03)    (2.25)       1.20
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.13)       (0.17)       (0.19)    (0.18)         --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           --           --     (0.19)      (0.34)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (0.13)       (0.17)       (0.19)    (0.37)      (0.34)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest               0.00         0.00         0.00      0.00        0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.11       $ 9.97      $  9.23   $ 12.45      $15.07
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   12.77%        9.98%      (24.50)%  (15.09)%      8.47%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,325       $4,239      $   338   $   544      $2,627
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                        0.35%/(c)/   0.35%        0.35%     0.35%       0.36%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                     0.67%/(c)/   2.18%        7.36%     1.84%       1.00%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 1.29%/(c)/   1.35%        1.15%     1.03%       1.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 2%           1%           3%       43%         13%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $4,719,970.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

   As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

   As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

   Agreements in Principle and Settled Enforcement Actions Related to Market Timing

   On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R.
Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group
Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

   On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

   Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

   Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

   None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

   At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

   The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

   At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

   On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

   On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

   Ongoing Regulatory Inquiries Concerning IFG

   IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

   Ongoing Regulatory Inquiries Concerning AIM

   AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

   Private Civil Actions Alleging Market Timing

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

   The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

   Private Civil Actions Alleging Improper Use of Fair Value Pricing

   Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

   Private Civil Actions Alleging Excessive Advisory and Distribution Fees

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

   Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

FINANCIALS

Schedule of Investments
January 31, 2005
(Unaudited)

                                                         MARKET
                                            SHARES       VALUE
            -----------------------------------------------------------
            COMMON STOCKS &
             OTHER EQUITY
             INTERESTS-97.31%

            Advertising-0.94%
            Omnicom Group Inc.               275,600 $    23,395,684
            -----------------------------------------------------------

            Air Freight &
             Logistics-0.83%
            Robinson (C.H.) Worldwide,
             Inc.                            399,900      20,594,850
            -----------------------------------------------------------

            Apparel Retail-
             2.38%
            Abercrombie & Fitch Co. --
             Class A                         632,100      31,680,852
            -----------------------------------------------------------
            Ross Stores, Inc.                953,300      27,283,446
            -----------------------------------------------------------
                                                          58,964,298
            -----------------------------------------------------------

            Apparel, Accessories
             & Luxury
             Goods-2.58%
            Coach, Inc./(a)/                 608,600      34,142,460
            -----------------------------------------------------------
            Polo Ralph Lauren Corp.          764,600      29,781,170
            -----------------------------------------------------------
                                                          63,923,630
            -----------------------------------------------------------

            Application Software-
             3.22%
            Amdocs Ltd. (United
             Kingdom)/(a)/                 1,139,600      33,903,100
            -----------------------------------------------------------
            Autodesk, Inc.                   385,400      11,319,198
            -----------------------------------------------------------
            Macromedia, Inc./(a)/            198,300       6,789,792
            -----------------------------------------------------------
            Mercury Interactive Corp./(a)/   385,400      16,868,958
            -----------------------------------------------------------
            NAVTEQ Corp./(a)/                291,300      11,153,877
            -----------------------------------------------------------
                                                          80,034,925
            -----------------------------------------------------------

            Asset Management &
             Custody
             Banks-3.36%
            Investors Financial Services
             Corp.                           545,300      27,488,573
            -----------------------------------------------------------
            Legg Mason, Inc.                 363,050      28,038,351
            -----------------------------------------------------------
            T. Rowe Price Group Inc.         467,000      27,949,950
            -----------------------------------------------------------
                                                          83,476,874
            -----------------------------------------------------------

            Biotechnology-4.21%
            Affymetrix, Inc./(a)/            362,000      14,899,920
            -----------------------------------------------------------
            Eyetech Pharmaceuticals
             Inc./(a)/                       341,400      12,584,004
            -----------------------------------------------------------
            Genzyme Corp./(a)/               374,000      21,770,540
            -----------------------------------------------------------
            Gilead Sciences, Inc./(a)/       531,100      17,579,410
            -----------------------------------------------------------
            Invitrogen Corp./(a)/            236,500      16,249,915
            -----------------------------------------------------------
            Martek Biosciences Corp./(a)/    403,800      21,328,716
            -----------------------------------------------------------
                                                         104,412,505
            -----------------------------------------------------------

            Broadcasting &
             Cable TV-1.12%
            Scripps Co. (E.W.) (The) --
             Class A                         597,600      27,704,736
            -----------------------------------------------------------

            Casinos & Gaming-
             1.26%
            Station Casinos, Inc.            510,000      31,365,000
            -----------------------------------------------------------

            Commodity
             Chemicals-0.87%
            Celanese Corp.-Series A/(a)/   1,335,800      21,546,454
            -----------------------------------------------------------

                                                                  MARKET
                                                     SHARES       VALUE
  ---------------------------------------------------------------------------

  Communications Equipment-4.64%
  Avaya Inc./(a)/                                   2,245,900 $    32,228,665
  ---------------------------------------------------------------------------
  Comverse Technology, Inc./(a)/                    1,213,000      27,110,550
  ---------------------------------------------------------------------------
  Corning Inc./(a)/                                 2,156,200      23,588,828
  ---------------------------------------------------------------------------
  Juniper Networks, Inc./(a)(b)/                      549,000      13,796,370
  ---------------------------------------------------------------------------
  Scientific-Atlanta, Inc.                            610,400      18,501,224
  ---------------------------------------------------------------------------
                                                                  115,225,637
  ---------------------------------------------------------------------------

  Computer Storage & Peripherals-1.00%
  Storage Technology Corp./(a)/                       789,600      24,864,504
  ---------------------------------------------------------------------------

  Construction & Engineering-0.68%
  Chicago Bridge & Iron Co. N.V.-New York Shares
   (Netherlands)                                      443,700      16,771,860
  ---------------------------------------------------------------------------

  Construction & Farm Machinery &
   Heavy Trucks-0.21%
  PACCAR Inc.                                          72,900       5,151,114
  ---------------------------------------------------------------------------

  Consumer Electronics-0.54%
  Harman International Industries, Inc.               109,300      13,296,345
  ---------------------------------------------------------------------------

  Consumer Finance-0.46%
  First Marblehead Corp. (The)/(a)/                   176,000      11,322,080
  ---------------------------------------------------------------------------

  Data Processing & Outsourced
   Services-2.01%
  Alliance Data Systems Corp./(a)/                    646,100      28,053,662
  ---------------------------------------------------------------------------
  Iron Mountain Inc./(a)/                             776,900      21,908,580
  ---------------------------------------------------------------------------
                                                                   49,962,242
  ---------------------------------------------------------------------------

  Department Stores-1.02%
  Kohl's Corp./(a)/                                   538,700      25,324,287
  ---------------------------------------------------------------------------

  Distillers & Vintners-0.38%
  Constellation Brands, Inc. -- Class A/(a)/          181,200       9,407,904
  ---------------------------------------------------------------------------

  Diversified Banks-0.90%
  Centennial Bank Holdings, Inc.
   (Acquired 12/27/04; Cost $21,749,700)/(a)(c)(d)/ 2,071,400      22,267,550
  ---------------------------------------------------------------------------

  Diversified Chemicals-1.06%
  Eastman Chemical Co.                                488,200      26,436,030
  ---------------------------------------------------------------------------

  Diversified Commercial Services-3.93%
  Apollo Group, Inc. -- Class A/(a)/                  151,550      11,849,694
  ---------------------------------------------------------------------------
  Career Education Corp./(a)/                         709,400      28,581,726
  ---------------------------------------------------------------------------
  Cintas Corp.                                        597,500      25,991,250
  ---------------------------------------------------------------------------
  Corrections Corp. of America/(a)/                   758,350      31,160,601
  ---------------------------------------------------------------------------
                                                                   97,583,271
  ---------------------------------------------------------------------------

  Electrical Components &
   Equipment-0.67%
  Cooper Industries, Ltd. -- Class A (Bermuda)        239,500      16,645,250
  ---------------------------------------------------------------------------

                                                         MARKET
                                            SHARES       VALUE
            -----------------------------------------------------------

            Electronic Equipment
             Manufacturers-
             1.44%
            Amphenol Corp. -- Class A/(a)/   908,900 $    35,747,037
            -----------------------------------------------------------

            Employment Services-
             1.43%
            Manpower Inc.                    727,600      35,397,740
            -----------------------------------------------------------

            Environmental
             Services-1.21%
            Republic Services, Inc.          258,770       8,531,647
            -----------------------------------------------------------
            Stericycle, Inc./(a)/            416,600      21,425,738
            -----------------------------------------------------------
                                                          29,957,385
            -----------------------------------------------------------

            General Merchandise
             Stores-1.49%
            Dollar General Corp.           1,174,100      23,728,561
            -----------------------------------------------------------
            Dollar Tree Stores, Inc./(a)/    488,800      13,310,024
            -----------------------------------------------------------
                                                          37,038,585
            -----------------------------------------------------------

            Health Care
             Distributors-0.99%
            Henry Schein, Inc./(a)/          360,000      24,501,600
            -----------------------------------------------------------

            Health Care
             Equipment-3.54%
            INAMED Corp./(a)/                200,000      13,840,000
            -----------------------------------------------------------
            Kinetic Concepts, Inc./(a)/      478,600      31,109,000
            -----------------------------------------------------------
            PerkinElmer, Inc.                800,000      18,392,000
            -----------------------------------------------------------
            Waters Corp./(a)/                500,000      24,540,000
            -----------------------------------------------------------
                                                          87,881,000
            -----------------------------------------------------------

            Health Care Services-
             2.73%
            Caremark Rx, Inc./(a)/           650,000      25,415,000
            -----------------------------------------------------------
            Express Scripts, Inc./(a)/       384,600      28,533,474
            -----------------------------------------------------------
            Renal Care Group, Inc./(a)/      360,000      13,737,600
            -----------------------------------------------------------
                                                          67,686,074
            -----------------------------------------------------------

            Health Care Supplies-
             0.97%
            Cooper Cos., Inc. (The)          312,400      23,961,080
            -----------------------------------------------------------

            Homebuilding-1.29%
            Pulte Homes, Inc.                484,300      32,002,544
            -----------------------------------------------------------

            Hotels, Resorts &
             Cruise Lines-4.93%
            Hilton Hotels Corp.            2,054,600      45,714,850
            -----------------------------------------------------------
            Royal Caribbean Cruises Ltd.
             (Liberia)/(b)/                  755,600      40,046,800
            -----------------------------------------------------------
            Starwood Hotels & Resorts
             Worldwide, Inc.                 633,400      36,667,526
            -----------------------------------------------------------
                                                         122,429,176
            -----------------------------------------------------------

            Hypermarkets & Super
             Centers-0.52%
            BJ's Wholesale Club, Inc./(a)/   449,200      12,851,612
            -----------------------------------------------------------

            Industrial Gases-
             0.57%
            Praxair, Inc.                    325,600      14,049,640
            -----------------------------------------------------------

            Industrial Machinery-
             2.27%
            Eaton Corp./(b)/                 392,500      26,686,075
            -----------------------------------------------------------
            Ingersoll-Rand Co. -- Class A
             (Bermuda)                       397,400      29,558,612
            -----------------------------------------------------------
                                                          56,244,687
            -----------------------------------------------------------

                                                          MARKET
                                             SHARES       VALUE
          -----------------------------------------------------------

          Insurance Brokers-
           0.71%
          Willis Group Holdings Ltd.
           (Bermuda)/(b)/                     454,100 $    17,564,588
          -----------------------------------------------------------

          Integrated Oil & Gas-
           1.14%
          Murphy Oil Corp.                    316,600      28,266,048
          -----------------------------------------------------------

          Internet Software &
           Services-1.87%
          Ask Jeeves, Inc./(a)/               505,000      14,321,800
          -----------------------------------------------------------
          VeriSign, Inc./(a)/               1,242,300      32,101,032
          -----------------------------------------------------------
                                                           46,422,832
          -----------------------------------------------------------

          Investment Companies-
           Exchange Traded
           Funds-0.82%
          iShares Nasdaq Biotechnology
           Index Fund/(a)/                    285,000      20,303,400
          -----------------------------------------------------------

          IT Consulting & Other
           Services-0.26%
          Cognizant Technology Solutions
           Corp. -- Class A/(a)/              171,000       6,480,900
          -----------------------------------------------------------

          Managed Health Care-
           0.92%
          Aetna Inc.                          180,000      22,869,000
          -----------------------------------------------------------

          Multi-Line Insurance-
           0.14%
          Quanta Capital Holdings Ltd.
           (Bermuda)/(a)/                     355,000       3,479,000
          -----------------------------------------------------------

          Office Electronics-
           0.58%
          Zebra Technologies Corp. --
           Class A/(a)/                       283,650      14,446,295
          -----------------------------------------------------------

          Oil & Gas Drilling-
           1.29%
          Nabors Industries, Ltd.
           (Bermuda)/(a)/                     250,000      12,600,000
          -----------------------------------------------------------
          Noble Corp. (Cayman Islands)/(a)/   365,000      19,472,750
          -----------------------------------------------------------
                                                           32,072,750
          -----------------------------------------------------------

          Oil & Gas Equipment &
           Services-1.88%
          Halliburton Co.                     630,000      25,911,900
          -----------------------------------------------------------
          Smith International, Inc./(a)/      350,000      20,720,000
          -----------------------------------------------------------
                                                           46,631,900
          -----------------------------------------------------------

          Oil & Gas Exploration &
           Production-1.05%
          Talisman Energy Inc. (Canada)       875,000      26,075,000
          -----------------------------------------------------------

          Oil & Gas Refining,
           Marketing &
           Transportation-
           1.08%
          Williams Cos., Inc. (The)         1,600,000      26,896,000
          -----------------------------------------------------------

          Other Diversified
           Financial
           Services-0.93%
          CapitalSource Inc./(a)/             978,100      23,092,941
          -----------------------------------------------------------

          Pharmaceuticals-2.69%
          MGI Pharma, Inc./(a)/               708,200      16,069,058
          -----------------------------------------------------------
          Shire Pharmaceuticals Group
           PLC-ADR
           (United Kingdom)                   732,700      25,644,500
          -----------------------------------------------------------
          Valeant Pharmaceuticals
           International/(b)/               1,000,000      24,970,000
          -----------------------------------------------------------
                                                           66,683,558
          -----------------------------------------------------------

                                                                 MARKET
                                                    SHARES       VALUE
    ------------------------------------------------------------------------

    Real Estate-4.55%
    Aames Investment Corp.                         2,577,300 $    27,035,877
    ------------------------------------------------------------------------
    KKR Financial Corp. (Acquired 08/05/04;
     Cost $27,500,000)/(a)(c)/                     2,750,000      29,562,500
    ------------------------------------------------------------------------
    New Century Financial Corp.                      512,900      30,717,581
    ------------------------------------------------------------------------
    People's Choice Financial Corp.
     (Acquired 12/21/04; Cost $24,918,000)/(a)(c)/ 2,491,800      25,540,950
    ------------------------------------------------------------------------
                                                                 112,856,908
    ------------------------------------------------------------------------

    Real Estate Management &
     Development-1.24%
    CB Richard Ellis Group, Inc. -- Class A/(a)/     881,800      30,854,182
    ------------------------------------------------------------------------

    Semiconductor Equipment-1.94%
    KLA-Tencor Corp./(a)(b)/                         450,600      20,840,250
    ------------------------------------------------------------------------
    Novellus Systems, Inc./(a)(b)/                 1,042,800      27,269,220
    ------------------------------------------------------------------------
                                                                  48,109,470
    ------------------------------------------------------------------------

    Semiconductors-3.70%
    Altera Corp./(a)/                                941,300      18,072,960
    ------------------------------------------------------------------------
    ATI Technologies Inc. (Canada)/(a)/              703,700      12,195,121
    ------------------------------------------------------------------------
    Microchip Technology Inc.                      1,141,615      29,739,071
    ------------------------------------------------------------------------
    National Semiconductor Corp.                   1,882,700      31,874,111
    ------------------------------------------------------------------------
                                                                  91,881,263
    ------------------------------------------------------------------------

    Specialized Finance-0.70%
    Moody's Corp.                                    206,200      17,275,436
    ------------------------------------------------------------------------

    Specialty Chemicals-1.39%
    Nalco Holding Co./(a)/                           190,600       3,688,110
    ------------------------------------------------------------------------
    Rohm & Haas Co.                                  694,200      30,711,408
    ------------------------------------------------------------------------
                                                                  34,399,518
    ------------------------------------------------------------------------

    Specialty Stores-2.20%
    Advance Auto Parts, Inc./(a)/                    478,000      20,601,800
    ------------------------------------------------------------------------
    Staples, Inc.                                  1,040,800      34,075,792
    ------------------------------------------------------------------------
                                                                  54,677,592
    ------------------------------------------------------------------------

                                                                       MARKET
                                                     SHARES            VALUE
----------------------------------------------------------------------------------

Systems Software-0.80%
Novell, Inc./(a)/                                  3,435,000      $    19,819,950
----------------------------------------------------------------------------------

Technology Distributors-0.54%
CDW Corp.                                            231,000           13,513,500
----------------------------------------------------------------------------------

Wireless Telecommunication
 Services-3.24%
American Tower Corp. -- Class A/(a)/               1,925,000           34,881,000
----------------------------------------------------------------------------------
Nextel Partners, Inc. -- Class A/(a)/              1,393,850           27,723,677
----------------------------------------------------------------------------------
SpectraSite, Inc./(a)/                               302,200           17,708,920
----------------------------------------------------------------------------------
                                                                       80,313,597
----------------------------------------------------------------------------------
    Total Common Stocks & Other Equity
     Interests (Cost $2,056,674,339)                                2,414,410,818
----------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT
U.S. TREASURY BILLS-0.08%
  2.17%, 03/17/05
   (Cost $1,994,696)/(e)/                        $ 2,000,000/(f)/       1,994,696
----------------------------------------------------------------------------------

                                                     SHARES
MONEY MARKET FUNDS-2.88%
Premier Portfolio
 (Cost $71,513,584)/(g)(h)/                       71,513,584           71,513,584
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.27% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $2,130,182,619)                           2,487,919,098
----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

Money Market Funds-0.06%
Premier Portfolio/(g)(h)(i)/                       1,324,030            1,324,030
----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $1,324,030)                                                  1,324,030
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.33%
 (Cost $2,131,506,649)                                              2,489,243,128
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.33%)                                  (8,078,163)
----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $ 2,481,164,965
----------------------------------------------------------------------------------

     Investment Abbreviations:
ADR- American Depositary Receipt
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at January 31, 2005.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $77,371,000, which represented 3.12% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of February 28, 2005 represented 0.90% of the Fund's Net Assets. See Note 3.
(e) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 9.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio.
(i) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
January 31, 2005
(Unaudited)


        ASSETS:
        Investments, at market value (cost
         $2,036,919,335)*                              $ 2,394,137,964
        ---------------------------------------------------------------
        Investments in affiliated money market funds
         (cost $94,587,314)                                 95,105,164
        ---------------------------------------------------------------
            Total investments (cost $2,131,506,649)      2,489,243,128
        ---------------------------------------------------------------
        Cash                                                     2,419
        ---------------------------------------------------------------
        Foreign currencies, at market value (cost
         $1,763)                                                 1,815
        ---------------------------------------------------------------
        Receivables for:
          Investments sold                                  39,901,094
        ---------------------------------------------------------------
          Variation margin                                     377,520
        ---------------------------------------------------------------
          Fund shares sold                                   1,946,986
        ---------------------------------------------------------------
          Dividends                                            141,523
        ---------------------------------------------------------------
          Amount due from advisor                               89,333
        ---------------------------------------------------------------
        Investment for trustee deferred compensation
         and retirement plans                                  414,161
        ---------------------------------------------------------------
        Other assets                                            62,390
        ---------------------------------------------------------------
            Total assets                                 2,532,180,369
        ---------------------------------------------------------------
        LIABILITIES:
        Payables for:
          Investments purchased                             29,586,416
        ---------------------------------------------------------------
          Fund shares reacquired                            17,407,020
        ---------------------------------------------------------------
          Trustee deferred compensation and
           retirement plans                                    543,036
        ---------------------------------------------------------------
          Collateral upon return of securities loaned        1,324,030
        ---------------------------------------------------------------
        Accrued distribution fees                              524,059
        ---------------------------------------------------------------
        Accrued trustees' fees                                   4,687
        ---------------------------------------------------------------
        Accrued transfer agent fees                          1,036,604
        ---------------------------------------------------------------
        Accrued operating expenses                             589,552
        ---------------------------------------------------------------
            Total liabilities                               51,015,404
        ---------------------------------------------------------------
        Net assets applicable to shares outstanding    $ 2,481,164,965
        ---------------------------------------------------------------
        NET ASSETS CONSIST OF:
        Shares of beneficial interest                  $ 5,033,923,688
        ---------------------------------------------------------------
        Undistributed net investment income (loss)          (7,110,334)
        ---------------------------------------------------------------
        Undistributed net realized gain (loss) from
         investment securities and foreign currencies   (2,903,862,848)
        ---------------------------------------------------------------
        Unrealized appreciation of investment
         securities, foreign currencies and futures
         contracts                                         358,214,459
        ---------------------------------------------------------------
                                                       $ 2,481,164,965
        ---------------------------------------------------------------



         NET ASSETS:
         Class A                                         $   15,738,007
         --------------------------------------------------------------
         Class B                                         $    2,743,693
         --------------------------------------------------------------
         Class C                                         $    9,793,875
         --------------------------------------------------------------
         Class K                                         $   15,711,417
         --------------------------------------------------------------
         Investor Class                                  $2,432,247,218
         --------------------------------------------------------------
         Institutional Class                             $    4,930,755
         --------------------------------------------------------------
         SHARES OUTSTANDING, $0.01 PAR VALUE PER
          SHARE, UNLIMITED NUMBER OF SHARES
          AUTHORIZED:
         Class A                                                971,491
         --------------------------------------------------------------
         Class B                                                173,141
         --------------------------------------------------------------
         Class C                                                630,244
         --------------------------------------------------------------
         Class K                                                979,407
         --------------------------------------------------------------
         Investor Class                                     150,240,688
         --------------------------------------------------------------
         Institutional Class                                    299,074
         --------------------------------------------------------------
         Class A:
           Net asset value per share                     $        16.20
         --------------------------------------------------------------
           Offering price per share:
             (Net asset value of $16.20 / 94.50%)        $        17.14
         --------------------------------------------------------------
         Class B:
           Net asset value and offering price per share  $        15.85
         --------------------------------------------------------------
         Class C:
           Net asset value and offering price per share  $        15.54
         --------------------------------------------------------------
         Class K:
           Net asset value and offering price per share  $        16.04
         --------------------------------------------------------------
         Investor Class:
           Net asset value and offering price per share  $        16.19
         --------------------------------------------------------------
         Institutional Class:
           Net asset value and offering price per share  $        16.49
         --------------------------------------------------------------

* At January 31, 2005, securities with an aggregate market value of $1,303,906 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the six months ended January 31, 2005
(Unaudited)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $41,636)                                                     $  9,161,288
-----------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities lending income of $391,637*)                968,848
-----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         2,334
-----------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                                 10,132,470
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                                                7,133,954
-----------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                   284,705
-----------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                 306,565
-----------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                                       24,775
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       12,863
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                       52,802
-----------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       44,303
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             3,453,887
-----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                        11,587
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, K and Investor                                                         4,839,678
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                                                       5,901
-----------------------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                                          74,199
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          628,547
-----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                          16,873,766
-----------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                                         (199,332)
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                            16,674,434
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                (6,541,964)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:
Net realized gain (loss) from:
  Investment securities                                                                                    335,333,916
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                          (160,091)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           335,173,825
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                                     43,734,917
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                             1,106
-----------------------------------------------------------------------------------------------------------------------
  Futures contracts                                                                                            476,668
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            44,212,691
-----------------------------------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and futures contracts                              379,386,516
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                      $372,844,552
-----------------------------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                        JANUARY 31,       JULY 31,
                                                           2005             2004
--------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                         $   (6,541,964) $   (30,738,446)
--------------------------------------------------------------------------------------
 Net realized gain from investment securities and
   foreign currencies                                    335,173,825      945,225,491
--------------------------------------------------------------------------------------
 Change in net unrealized appreciation
   (depreciation) of investment securities, foreign
   currencies and futures contracts                       44,212,691     (434,937,006)
--------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                          372,844,552      479,550,039
--------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                   1,266,919        5,426,087
--------------------------------------------------------------------------------------
 Class B                                                     128,983          723,339
--------------------------------------------------------------------------------------
 Class C                                                  (2,826,519)      (3,772,353)
--------------------------------------------------------------------------------------
 Class K                                                 (12,558,533)     (24,547,120)
--------------------------------------------------------------------------------------
 Investor Class                                         (925,142,082)  (1,337,770,199)
--------------------------------------------------------------------------------------
 Institutional Class                                     (10,352,242)     (22,726,179)
--------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from share transactions                            (949,483,474)  (1,382,666,425)
--------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                (576,638,922)    (903,116,386)
--------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                                   3,057,803,887    3,960,920,273
--------------------------------------------------------------------------------------
 End of period (including undistributed net
   investment income (loss) of $(7,110,334) and
   $(568,370), respectively)                          $2,481,164,965  $ 3,057,803,887
--------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dynamics Fund, formerly INVESCO Dynamics Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

 B.SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
 D.FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
 F.FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
 G.FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
 I.PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

                               NET ASSETS      RATE
                           -------------------------
                           First $350 million  0.60%
                           -------------------------
                           Next $350 million   0.55%
                           -------------------------
                           Next $1.3 billion   0.50%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.30%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65% of average daily net assets, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $14,743.
  For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $148,375 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $284,705.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the six months ended January 31, 2005, the Fund paid AISI $4,839,678 for Class A, Class B, Class C, Class K and Investor Class share classes and $5,901 for Institutional Class shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid $24,775, $12,863, $52,802, $44,303 and
$3,453,887, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2005 AIM Distributors advised the Fund that it retained $1,609 in front-end sales commissions from the sale of Class A shares and $0, $1,540, $406 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     MARKET                                      UNREALIZED     MARKET             REALIZED
                     VALUE       PURCHASES AT     PROCEEDS      APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                07/31/04         COST        FROM SALES    (DEPRECIATION)  01/31/05    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio $ 154,798,045 $  679,768,743 $ (763,053,204)      $--       $71,513,584 $577,211   $--
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     MARKET                                     UNREALIZED     MARKET            REALIZED
                     VALUE      PURCHASES AT     PROCEEDS      APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                07/31/04        COST        FROM SALES    (DEPRECIATION)  01/31/05  INCOME*   (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio $ 21,329,950 $  457,611,638 $ (477,617,558)      $--       $1,324,030 $391,637   $--
---------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended January 31, 2005.

                                  MARKET                                      UNREALIZED     MARKET             REALIZED
                                  VALUE      PURCHASES AT      PROCEEDS      APPRECIATION    VALUE     DIVIDEND   GAIN
             FUND                07/31/04        COST         FROM SALES    (DEPRECIATION)  01/31/05    INCOME   (LOSS)
------------------------------------------------------------------------------------------------------------------------
Centennial Bank Holdings, Inc. $         -- $   21,749,700 $            --     $517,850    $22,267,550 $     --   $--
------------------------------------------------------------------------------------------------------------------------
Total                          $176,127,995 $1,159,130,081 $(1,240,670,762)    $517,850    $95,105,164 $968,848   $--
------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended January 31, 2005, the Fund engaged in purchases and sales of securities of $12,909,640 and $27,953,666, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended January 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $36,214.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the six months ended January 31, 2005, the Fund paid legal fees of $8,468 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended January 31, 2005, the Fund had average interfund borrowings for the number of days the borrowings were outstanding in the amount of $26,934,600 with a weighted average interest rate of 2.44% and interest expense of $11,587.
The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended January 31, 2005.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At January 31, 2005, securities with an aggregate value of $1,303,906 were on loan to brokers. The loans were secured by cash collateral of $1,324,030 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended January 31, 2005, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $391,637 for securities lending transactions.

NOTE 9--FUTURES CONTRACTS

On January 31, 2005, $1,511,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                      OPEN FUTURES CONTRACTS AT PERIOD END
      --------------------------------------------------------------------
                             NO. OF     MONTH/      MARKET     UNREALIZED
            CONTRACT        CONTRACTS COMMITMENT    VALUE     APPRECIATION
      --------------------------------------------------------------------
      E-Mini MidCap S&P 400    484    Mar-05/Long $31,319,640   $476,668
      --------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $3,223,134,471 of capital loss carryforward in the fiscal year ended July 31, 2005.
The Fund utilized $814,113,954 of capital loss carryforward during the year ended July 31, 2004 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                           EXPIRATION            CARRYFORWARD*
                 ----------------------------------------------
                 July 31, 2010                   $  944,300,702
                 ----------------------------------------------
                 July 31, 2011                    2,290,224,851
                 ----------------------------------------------
                 Total capital loss carryforward $3,234,525,553
                 ----------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $1,201,974,446 and $2,077,187,726, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $399,678,177
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (43,381,743)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $356,296,434
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $2,132,946,694.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                  YEAR ENDED
                                                                   JANUARY 31,                     JULY 31,
                                                                      2005                           2004
                                                          ----------------------------  -----------------------------
                                                             SHARES         AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     358,361  $     5,520,120     1,979,317  $    26,579,934
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      21,505          309,161        75,305        1,053,608
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      13,612          195,214       288,214        3,834,257
----------------------------------------------------------------------------------------------------------------------
  Class K                                                     189,191        2,869,732     1,293,894       18,384,954
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                           11,654,973      175,456,746    76,753,034    1,091,080,896
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         408,101        6,252,963     1,246,049       18,319,642
----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          54              862           602            6,639
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         (55)            (862)         (611)          (6,639)
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (280,227)      (4,254,063)   (1,562,509)     (21,160,486)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,997)        (179,316)      (22,032)        (323,630)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                    (208,851)      (3,021,733)     (550,924)      (7,606,610)
----------------------------------------------------------------------------------------------------------------------
  Class K                                                  (1,055,336)     (15,428,265)   (3,002,001)     (42,932,074)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (72,285,862)  (1,100,598,828) (167,434,476)  (2,428,851,095)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,009,802)     (16,605,205)   (2,721,217)     (41,045,821)
----------------------------------------------------------------------------------------------------------------------
                                                          (62,206,333) $  (949,483,474)  (93,657,355) $(1,382,666,425)
----------------------------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 20% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                              CLASS A
                                                                   -------------------------------------------------------------
                                                                    SIX MONTHS                                 MARCH 28, 2002
                                                                       ENDED           YEAR ENDED JULY 31,      (DATE SALES
                                                                    JANUARY 31,     --------------------         COMMENCED)
                                                                       2005             2004          2003      TO JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 14.21        $ 12.84       $10.82          $ 15.30
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.04)/(a)/    (0.13)/(a)/  (0.09)/(b)/      (0.03)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       2.03           1.50         2.11            (4.45)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    1.99           1.37         2.02            (4.48)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 16.20        $ 14.21       $12.84          $ 10.82
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      14.00%         10.67%       18.56%          (29.22)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $15,738        $12,692       $6,108          $ 2,006
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.28%/(d)/     1.30%        1.24%            1.11%/(e)/
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.29%/(d)/     1.31%        1.24%            1.11%/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.56)%/(d)/   (0.89)%      (0.81)%          (0.76)%/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              44%            95%          91%              81%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $14,041,489. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                             CLASS B
                                                                   -----------------------------------------------------------
                                                                    SIX MONTHS                               MARCH 28, 2002
                                                                       ENDED          YEAR ENDED JULY 31,     (DATE SALES
                                                                    JANUARY 31,    -------------------         COMMENCED)
                                                                       2005            2004         2003           TO
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.94        $12.69       $10.78          $ 15.30
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)/(a)/   (0.22)/(a)/  (0.08)/(b)/      (0.06)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.00          1.47         1.99            (4.46)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.91          1.25         1.91            (4.52)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.85        $13.94       $12.69          $ 10.78
------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     13.70%         9.85%       17.72%          (29.54)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,744        $2,282       $1,409          $   390
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.93%/(d)/    1.95%        1.96%            2.09%/(e)/
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.94%/(d)/    2.26%        2.52%            2.09%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.21)%/(d)/  (1.54)%      (1.53)%          (1.71)%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             44%           95%          91%              81%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $2,551,600. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                              CLASS C
                     ------------------------------------------------------------------------------------------
                      SIX MONTHS                                                             FEBRUARY 14, 2000
                         ENDED                         YEAR ENDED JULY 31,                      (DATE SALES
                      JANUARY 31,    -------------------------------------------------         COMMENCED) TO
                         2005            2004          2003          2002          2001        JULY 31, 2000
---------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period   $13.67        $ 12.44       $ 10.60       $ 17.04       $ 27.78            $28.25
---------------------------------------------------------------------------------------------------------------
Income from
 investment
 operations:
 Net investment
  income (loss)         (0.09)/(a)/    (0.22)/(a)/   (0.18)/(b)/   (0.25)/(b)/   (0.06)/(b)/       (0.00)/(a)/
---------------------------------------------------------------------------------------------------------------
 Net gains (losses)
  on securities
  (both realized
  and unrealized)        1.96           1.45          2.02         (6.17)       (10.60)            (0.47)
---------------------------------------------------------------------------------------------------------------
   Total from
    investment
    operations           1.87           1.23          1.84         (6.42)       (10.66)            (0.47)
---------------------------------------------------------------------------------------------------------------
Less distributions
 from net realized
 gains                     --             --            --         (0.02)        (0.08)               --
---------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period         $15.54        $ 13.67       $ 12.44       $ 10.60       $ 17.04            $27.78
---------------------------------------------------------------------------------------------------------------
Total return/(c)/       13.68%          9.89%        17.47%       (37.76)%      (38.45)%           (1.66)%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)              $9,794        $11,287       $13,537       $13,440       $28,887            $4,779
---------------------------------------------------------------------------------------------------------------
Ratio of expenses
 to average net
 assets:
  With fee waivers
   and/or expense
   reimbursements        1.93%/(d)/     1.95%         1.96%         1.96%         1.86%             1.71%/(e)/
---------------------------------------------------------------------------------------------------------------
  Without fee
   waivers and/or
   expense
   reimbursements        1.94%/(d)/     2.67%         3.05%         2.16%         1.86%             1.71%/(e)/
---------------------------------------------------------------------------------------------------------------
Ratio of net
 investment income
 (loss) to average
 net assets             (1.21)%/(d)/   (1.54)%       (1.54)%       (1.59)%       (1.34)%           (1.20)%/(e)/
---------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(f)/                 44%            95%           91%           81%           55%               75%
---------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27), $(0.38) and $(0.10) for the years ended July 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $10,474,361. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                        CLASS K
                     ------------------------------------------------------------------------------
                      SIX MONTHS                                                NOVEMBER 30, 2000
                         ENDED                   YEAR ENDED JULY 31,               (DATE SALES
                      JANUARY 31,     -----------------------------------         COMMENCED) TO
                         2005             2004          2003          2002        JULY 31, 2001
---------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period   $ 14.08        $ 12.74       $ 10.76       $ 17.19            $ 22.50
---------------------------------------------------------------------------------------------------
Income from
 investment
 operations:
 Net investment
   income (loss)         (0.05)/(a)/    (0.14)/(a)/   (0.02)/(b)/   (0.15)/(a)/        (0.03)
---------------------------------------------------------------------------------------------------
 Net gains (losses)
   on securities
   (both realized
   and unrealized)        2.01           1.48          2.00         (6.26)             (5.28)
---------------------------------------------------------------------------------------------------
   Total from
     investment
     operations           1.96           1.34          1.98         (6.41)             (5.31)
---------------------------------------------------------------------------------------------------
Less distributions
 from net realized
 gains                      --             --            --         (0.02)                --
---------------------------------------------------------------------------------------------------
Net asset value,
 end of period         $ 16.04        $ 14.08       $ 12.74       $ 10.76            $ 17.19
---------------------------------------------------------------------------------------------------
Total return/(c)/        13.92%         10.52%        18.40%       (37.32)%           (23.60)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)              $15,711        $25,977       $45,258       $44,745            $     6
---------------------------------------------------------------------------------------------------
Ratio of expenses
 to average net
 assets:
 With fee waivers
   and/or expense
   reimbursements         1.38%/(d)/     1.40%         1.41%         1.36%              1.48%/(e)/
---------------------------------------------------------------------------------------------------
 Without fee
   waivers and/or
   expense
   reimbursements         1.39%/(d)/     1.54%         1.61%         1.36%              3.06%/(e)/
---------------------------------------------------------------------------------------------------
Ratio of net
 investment income
 (loss) to average
 net assets              (0.66)%/(d)/   (0.99)%       (0.98)%       (1.05)%            (1.03)%/(e)/
---------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(f)/                  44%            95%           91%           81%                55%
---------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.11) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $19,529,824. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                 INVESTOR CLASS
                     ------------------------------------------------------------------------------------------------------
                        SIX MONTHS
                           ENDED                                       YEAR ENDED JULY 31,
                        JANUARY 31,    ------------------------------------------------------------------------------------
                           2005              2004             2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period $    14.19        $    12.81       $    10.81       $    17.23       $    27.86       $    19.39
---------------------------------------------------------------------------------------------------------------------------
Income from
 investment
 operations:
 Net investment
   income (loss)          (0.03)/(a)/       (0.11)/(a)/      (0.00)/(b)/      (0.00)/(b)/      (0.12)/(a)/      (0.00)/(b)/
---------------------------------------------------------------------------------------------------------------------------
 Net gains (losses)
   on securities
   (both realized
   and
   unrealized)/(b)/        2.03              1.49             2.00            (6.40)          (10.43)            9.51
---------------------------------------------------------------------------------------------------------------------------
   Total from
     investment
     operations            2.00              1.38             2.00            (6.40)          (10.55)            9.51
---------------------------------------------------------------------------------------------------------------------------
Less distributions
 from net realized
 gains                       --                --               --            (0.02)           (0.08)           (1.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period       $    16.19        $    14.19       $    12.81       $    10.81       $    17.23       $    27.86
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/         14.09%            10.77%           18.50%          (37.17)%         (37.94)%          50.34%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)            $2,432,247        $2,992,578       $3,863,821       $3,688,213       $6,562,467       $7,865,489
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
 to average net
 assets:
 With fee waivers
   and/or expense
   reimbursements          1.18%/(d)/        1.19%            1.21%            1.21%            1.00%            0.89%
---------------------------------------------------------------------------------------------------------------------------
 Without fee
   waivers and/or
   expense
   reimbursements          1.19%/(d)/        1.29%            1.46%            1.23%            1.00%            0.89%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net
 investment income
 (loss) to average
 net assets               (0.46)%/(d)/      (0.78)%          (0.78)%          (0.86)%          (0.49)%          (0.34)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(e)/                   44%               95%              91%              81%              55%              75%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.14) and $(0.06) for the years ended July 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $2,746,158,946.
/(e)/Not annualized for periods less than one year.

                                                               INSTITUTIONAL CLASS
                               ------------------------------------------------------------------------------------
                               SIX MONTHS                                                         MAY 22, 2000
                                  ENDED                       YEAR ENDED JULY 31,                  (DATE SALES
                               JANUARY 31,    ---------------------------------------------       COMMENCED) TO
                                  2005            2004        2003        2002          2001      JULY 31, 2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $14.42       $ 12.96       $ 10.88   $ 17.28       $ 27.87          $ 24.29
-------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)      0.00/(a)/    (0.04)/(a)/   (0.04)    (0.08)/(a)/   (0.07)/(a)/      (0.02)/(a)/
-------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                 2.07          1.50          2.12     (6.30)       (10.44)            3.60
-------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                    2.07          1.46          2.08     (6.38)       (10.51)            3.58
-------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                      --            --            --     (0.02)        (0.08)              --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $16.49       $ 14.42       $ 12.96   $ 10.88       $ 17.28          $ 27.87
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                 14.35%        11.26%        19.12%   (36.95)%      (37.78)%          14.74%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                  $4,931       $12,987       $30,788   $25,133       $11,622          $22,989
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
With fee waivers and/or
 expense reimbursements            0.68%/(c)/    0.71%         0.78%     0.84%         0.77%            0.77%/(d)/
-------------------------------------------------------------------------------------------------------------------
Without fee waivers and/or
 expense reimbursements            0.69%/(c)/    0.72%         0.78%     0.84%         0.77%            0.77%/(d)/
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                            0.04%/(c)/   (0.30)%       (0.34)%   (0.53)%       (0.26)%          (0.22)%/(d)/
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/         44%           95%           91%       81%           55%              75%
-------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $13,153,426. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     NOTE 15--SUBSEQUENT EVENT

Subsequent to the reporting period, on February 25 and March 1, 2005, an investor of the Fund redeemed a combined total of 14,718,002 Investor Class shares valued at $244,298,192 representing approximately 10% of the assets of the Fund. The redemptions were cash transactions.

FINANCIALS

Schedule of Investments
January 31, 2005
(Unaudited)


                                                                       MARKET
                                                     SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.54%

Airlines-0.43%
AirTran Holdings, Inc./(a)/                            279,000    $   2,382,660
-------------------------------------------------------------------------------

Apparel Retail-2.58%
Aeropostale, Inc./(a)(b)/                              200,000        5,558,000
-------------------------------------------------------------------------------
Gymboree Corp. (The)/(a)/                              170,000        2,189,600
-------------------------------------------------------------------------------
Hot Topic, Inc./(a)/                                   163,500        3,168,630
-------------------------------------------------------------------------------
Pacific Sunwear of California, Inc./(a)(b)/            140,000        3,428,600
-------------------------------------------------------------------------------
                                                                     14,344,830
-------------------------------------------------------------------------------

Apparel, Accessories & Luxury Goods-0.46%
Hartmarx Corp./(a)/                                    300,000        2,565,000
-------------------------------------------------------------------------------

Application Software-6.15%
Catapult Communications Corp./(a)/                     150,000        3,345,000
-------------------------------------------------------------------------------
Henry (Jack) & Associates, Inc./(b)/                   300,000        6,237,000
-------------------------------------------------------------------------------
Hyperion Solutions Corp./(a)(b)/                        60,000        2,882,400
-------------------------------------------------------------------------------
Intervoice, Inc./(a)/                                  200,000        2,374,000
-------------------------------------------------------------------------------
Open Solutions Inc./(a)/                               200,000        4,364,000
-------------------------------------------------------------------------------
RSA Security Inc./(a)/                                 238,000        4,191,180
-------------------------------------------------------------------------------
Sonic Solutions/(a)(b)/                                275,000        4,897,750
-------------------------------------------------------------------------------
Synopsys, Inc./(a)/                                    225,000        3,825,000
-------------------------------------------------------------------------------
Ulticom, Inc./(a)/                                     150,000        2,070,000
-------------------------------------------------------------------------------
                                                                     34,186,330
-------------------------------------------------------------------------------

Asset Management & Custody Banks-3.49%
Affiliated Managers Group, Inc./(a)(b)/                 75,000        4,755,750
-------------------------------------------------------------------------------
Investors Financial Services Corp./(b)(c)/             175,000        8,821,750
-------------------------------------------------------------------------------
National Financial Partners Corp./(b)/                 150,000        5,860,500
-------------------------------------------------------------------------------
                                                                     19,438,000
-------------------------------------------------------------------------------

Auto Parts & Equipment-1.04%
Drew Industries Inc./(a)(b)/                           120,000        4,485,600
-------------------------------------------------------------------------------
Midas, Inc./(a)/                                        64,000        1,282,560
-------------------------------------------------------------------------------
                                                                      5,768,160
-------------------------------------------------------------------------------

Biotechnology-6.16%
Amylin Pharmaceuticals, Inc./(a)(b)/                   200,000        4,482,000
-------------------------------------------------------------------------------
Corgentech Inc./(a)/                                   250,000        1,542,500
-------------------------------------------------------------------------------
CV Therapeutics, Inc./(a)(b)/                          140,000        2,885,400
-------------------------------------------------------------------------------
Digene Corp./(a)(b)/                                   195,000        4,993,950
-------------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc./(a)(b)/                   120,000        4,423,200
-------------------------------------------------------------------------------
Incyte Corp./(a)(b)/                                   200,000        1,792,000
-------------------------------------------------------------------------------
Neurocrine Biosciences, Inc./(a)/                       55,000        2,516,250
-------------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
  ----------------------------------------------------------------------------

  Biotechnology-(Continued)
  OSI Pharmaceuticals, Inc./(a)(c)/                       61,600 $   4,010,160
  ----------------------------------------------------------------------------
  QLT Inc. (Canada)/(a)(b)/                              312,000     5,045,040
  ----------------------------------------------------------------------------
  Rigel Pharmaceuticals, Inc./(a)(b)/                    133,800     2,567,622
  ----------------------------------------------------------------------------
                                                                    34,258,122
  ----------------------------------------------------------------------------

  Broadcasting & Cable TV-1.73%
  New Frontier Media, Inc./(a)/                          256,000     2,560,000
  ----------------------------------------------------------------------------
  Radio One, Inc.-Class D/(a)/                           450,000     7,065,000
  ----------------------------------------------------------------------------
                                                                     9,625,000
  ----------------------------------------------------------------------------

  Casinos & Gaming-0.75%
  Multimedia Games, Inc./(a)(c)/                         250,000     2,202,500
  ----------------------------------------------------------------------------
  Nevada Gold & Casinos, Inc./(a)/                       136,700     1,995,820
  ----------------------------------------------------------------------------
                                                                     4,198,320
  ----------------------------------------------------------------------------

  Catalog Retail-0.40%
  Insight Enterprises, Inc./(a)/                         115,000     2,225,250
  ----------------------------------------------------------------------------

  Communications Equipment-0.73%
  ADTRAN, Inc.                                           227,100     4,067,361
  ----------------------------------------------------------------------------

  Computer Hardware-0.53%
  Intergraph Corp./(a)(b)/                               100,000     2,971,000
  ----------------------------------------------------------------------------

  Computer Storage & Peripherals-1.21%
  Applied Films Corp./(a)(b)/                            200,000     4,274,000
  ----------------------------------------------------------------------------
  Electronics for Imaging, Inc./(a)/                     145,500     2,473,500
  ----------------------------------------------------------------------------
                                                                     6,747,500
  ----------------------------------------------------------------------------

  Construction & Engineering-0.93%
  Perini Corp./(a)(b)/                                   300,000     5,184,000
  ----------------------------------------------------------------------------

  Construction & Farm Machinery & Heavy Trucks-3.01%
  Astec Industries, Inc./(a)/                            101,000     1,745,280
  ----------------------------------------------------------------------------
  Joy Global Inc./(c)/                                   115,050     3,213,346
  ----------------------------------------------------------------------------
  Oshkosh Truck Corp./(b)/                                43,600     3,199,804
  ----------------------------------------------------------------------------
  Terex Corp./(a)(b)/                                     64,500     2,776,725
  ----------------------------------------------------------------------------
  Wabash National Corp./(a)(b)/                          228,700     5,804,406
  ----------------------------------------------------------------------------
                                                                    16,739,561
  ----------------------------------------------------------------------------

  Consumer Finance-1.43%
  ACE Cash Express, Inc./(a)(b)/                         150,000     3,960,000
  ----------------------------------------------------------------------------
  Advanta Corp.-Class B                                  175,000     3,983,000
  ----------------------------------------------------------------------------
                                                                     7,943,000
  ----------------------------------------------------------------------------

  Data Processing & Outsourced Services-1.35%
  Ceridian Corp./(a)/                                    425,000     7,522,500
  ----------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
  ----------------------------------------------------------------------------

  Distributors-0.36%
  Design Within Reach Inc./(a)/                          125,000 $   1,988,750
  ----------------------------------------------------------------------------

  Diversified Commercial Services-3.12%
  G & K Services, Inc.-Class A/(b)/                      125,000     5,573,750
  ----------------------------------------------------------------------------
  Jackson Hewitt Tax Service Inc./(b)/                   120,000     2,673,600
  ----------------------------------------------------------------------------
  Navigant Consulting, Inc./(a)(b)/                      125,000     2,991,250
  ----------------------------------------------------------------------------
  SOURCECORP, Inc./(a)/                                  150,000     2,700,000
  ----------------------------------------------------------------------------
  Standard Parking Corp./(a)/                            225,000     3,413,250
  ----------------------------------------------------------------------------
                                                                    17,351,850
  ----------------------------------------------------------------------------

  Electrical Components & Equipment-2.75%
  EnerSys/(a)/                                           543,400     8,232,510
  ----------------------------------------------------------------------------
  LSI Industries Inc.                                    297,800     3,400,876
  ----------------------------------------------------------------------------
  Ultralife Batteries, Inc./(a)/                         200,000     3,646,000
  ----------------------------------------------------------------------------
                                                                    15,279,386
  ----------------------------------------------------------------------------

  Electronic Equipment Manufacturers-4.07%
  Aeroflex Inc./(a)(b)/                                  700,000     6,734,000
  ----------------------------------------------------------------------------
  Identix Inc./(a)/                                      221,500     1,404,310
  ----------------------------------------------------------------------------
  Lipman Electronic Engineering Ltd. (Israel)            161,100     4,723,452
  ----------------------------------------------------------------------------
  Measurement Specialties, Inc./(a)/                     150,000     3,853,500
  ----------------------------------------------------------------------------
  Photon Dynamics, Inc./(a)(b)/                          275,000     5,937,250
  ----------------------------------------------------------------------------
                                                                    22,652,512
  ----------------------------------------------------------------------------

  Electronic Manufacturing Services-0.54%
  Staktek Holdings Inc./(a)/                             750,000     3,030,000
  ----------------------------------------------------------------------------

  Employment Services-2.48%
  Heidrick & Struggles International, Inc./(a)/          103,150     3,409,108
  ----------------------------------------------------------------------------
  Hudson Highland Group, Inc./(a)/                        52,600     1,535,394
  ----------------------------------------------------------------------------
  Labor Ready, Inc./(a)(b)/                              350,000     5,544,000
  ----------------------------------------------------------------------------
  Resources Connection, Inc./(a)(b)(c)/                   65,000     3,315,650
  ----------------------------------------------------------------------------
                                                                    13,804,152
  ----------------------------------------------------------------------------

  Health Care Equipment-3.98%
  Adeza Biomedical Corp./(a)/                            251,500     3,996,335
  ----------------------------------------------------------------------------
  Cytyc Corp./(a)/                                       139,500     3,494,475
  ----------------------------------------------------------------------------
  IntraLase Corp./(a)/                                   105,502     2,426,546
  ----------------------------------------------------------------------------
  Kyphon Inc./(a)/                                       125,000     3,433,750
  ----------------------------------------------------------------------------
  PerkinElmer, Inc.                                      145,000     3,333,550
  ----------------------------------------------------------------------------
  Vnus Medical Technologies/(a)/                         200,000     2,760,000
  ----------------------------------------------------------------------------
  Wright Medical Group, Inc./(a)(b)/                      98,000     2,690,100
  ----------------------------------------------------------------------------
                                                                    22,134,756
  ----------------------------------------------------------------------------

  Health Care Facilities-3.10%
  Community Health Systems Inc./(a)/                     225,000     6,520,500
  ----------------------------------------------------------------------------
  Kindred Healthcare, Inc./(a)/                          190,000     5,204,100
  ----------------------------------------------------------------------------
  Triad Hospitals, Inc./(a)/                             135,000     5,493,150
  ----------------------------------------------------------------------------
                                                                    17,217,750
  ----------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
  ----------------------------------------------------------------------------

  Health Care Services-3.70%
  Accredo Health, Inc./(a)/                              135,000 $   4,020,300
  ----------------------------------------------------------------------------
  Advisory Board Co. (The)/(a)(b)/                        65,000     2,317,250
  ----------------------------------------------------------------------------
  DaVita, Inc./(a)(c)/                                   131,500     5,517,740
  ----------------------------------------------------------------------------
  Gentiva Health Services, Inc./(a)/                     180,000     2,862,000
  ----------------------------------------------------------------------------
  HealthExtras, Inc./(a)(b)/                             380,827     5,876,161
  ----------------------------------------------------------------------------
                                                                    20,593,451
  ----------------------------------------------------------------------------

  Health Care Supplies-0.77%
  Advanced Medical Optics, Inc./(a)(b)/                  100,000     4,269,000
  ----------------------------------------------------------------------------

  Hotels, Resorts & Cruise Lines-0.70%
  La Quinta Corp./(a)(b)/                                450,000     3,910,500
  ----------------------------------------------------------------------------

  Household Appliances-1.54%
  Blount International, Inc./(a)/                        477,000     8,562,150
  ----------------------------------------------------------------------------

  Industrial Gases-0.30%
  Airgas, Inc.                                            70,300     1,653,456
  ----------------------------------------------------------------------------

  Industrial Machinery-2.24%
  Columbus McKinnon Corp./(a)/                           400,000     3,612,000
  ----------------------------------------------------------------------------
  Kadant Inc./(a)(b)/                                    115,000     2,219,500
  ----------------------------------------------------------------------------
  Nordson Corp./(b)/                                      97,700     3,676,451
  ----------------------------------------------------------------------------
  Wolverine Tube, Inc./(a)/                              250,000     2,927,500
  ----------------------------------------------------------------------------
                                                                    12,435,451
  ----------------------------------------------------------------------------

  Internet Retail-0.38%
  Blue Nile, Inc./(a)(b)/                                 75,000     2,100,000
  ----------------------------------------------------------------------------

  Internet Software & Services-1.79%
  Akamai Technologies, Inc./(a)(b)/                      300,000     3,930,000
  ----------------------------------------------------------------------------
  CyberSource Corp./(a)/                                 425,000     2,639,250
  ----------------------------------------------------------------------------
  Digitas Inc./(a)/                                      325,000     3,393,000
  ----------------------------------------------------------------------------
                                                                     9,962,250
  ----------------------------------------------------------------------------

  Investment Banking & Brokerage-0.74%
  GFI Group Inc./(a)/                                     52,500     1,377,600
  ----------------------------------------------------------------------------
  Knight Trading Group, Inc.-Class A/(a)/                275,000     2,725,250
  ----------------------------------------------------------------------------
                                                                     4,102,850
  ----------------------------------------------------------------------------

  IT Consulting & Other Services-2.67%
  Acxiom Corp.                                           100,000     2,308,000
  ----------------------------------------------------------------------------
  MPS Group, Inc./(a)(b)/                                250,000     2,822,500
  ----------------------------------------------------------------------------
  Tier Technologies, Inc.-Class B/(a)/                   300,000     2,493,000
  ----------------------------------------------------------------------------
  TNS Inc./(a)/                                          325,000     7,234,500
  ----------------------------------------------------------------------------
                                                                    14,858,000
  ----------------------------------------------------------------------------

  Leisure Facilities-1.04%
  Speedway Motorsports, Inc.                             150,000     5,812,500
  ----------------------------------------------------------------------------

  Oil & Gas Equipment & Services-1.19%
  Cooper Cameron Corp./(a)/                               50,000     2,820,500
  ----------------------------------------------------------------------------
  Input/Output, Inc./(a)(b)/                             600,000     3,780,000
  ----------------------------------------------------------------------------
                                                                     6,600,500
  ----------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 -----------------------------------------------------------------------------

 Oil & Gas Exploration & Production-1.20%
 Meridian Resource Corp. (The)/(a)/                      450,000 $   2,389,500
 -----------------------------------------------------------------------------
 Spinnaker Exploration Co./(a)(b)/                       130,000     4,262,700
 -----------------------------------------------------------------------------
                                                                     6,652,200
 -----------------------------------------------------------------------------

 Paper Products-1.55%
 Bowater Inc./(b)/                                       125,000     4,750,000
 -----------------------------------------------------------------------------
 Sappi Ltd.-ADR (South Africa)                           300,000     3,867,000
 -----------------------------------------------------------------------------
                                                                     8,617,000
 -----------------------------------------------------------------------------

 Pharmaceuticals-5.44%
 AtheroGenics, Inc./(a)(b)/                               85,000     1,576,750
 -----------------------------------------------------------------------------
 Bone Care International, Inc./(a)(b)/                   141,000     3,990,300
 -----------------------------------------------------------------------------
 Endo Pharmaceuticals Holdings Inc./(a)/                 200,000     4,202,000
 -----------------------------------------------------------------------------
 Eon Labs, Inc./(a)(b)/                                  185,000     4,747,100
 -----------------------------------------------------------------------------
 Impax Laboratories, Inc./(a)(b)(c)/                     195,000     3,343,275
 -----------------------------------------------------------------------------
 MGI Pharma, Inc./(a)(b)/                                210,000     4,764,900
 -----------------------------------------------------------------------------
 Salix Pharmaceuticals, Ltd./(a)/                        257,819     3,880,176
 -----------------------------------------------------------------------------
 Valeant Pharmaceuticals International/(b)/              149,500     3,733,015
 -----------------------------------------------------------------------------
                                                                    30,237,516
 -----------------------------------------------------------------------------

 Property & Casualty Insurance-0.49%
 United America Indemnity, Ltd.-Class A (Cayman
  Islands)/(a)/                                          150,000     2,700,000
 -----------------------------------------------------------------------------

 Publishing-0.84%
 Reader's Digest Association, Inc. (The)                 290,000     4,674,800
 -----------------------------------------------------------------------------

 Real Estate Management & Development-0.79%
 CB Richard Ellis Group, Inc.-Class A/(a)(b)/            125,000     4,373,750
 -----------------------------------------------------------------------------

 Reinsurance-0.50%
 Max Re Capital Ltd. (Bermuda)                           131,100     2,805,540
 -----------------------------------------------------------------------------

 Restaurants-1.70%
 Brinker International, Inc./(a)/                        100,000     3,761,000
 -----------------------------------------------------------------------------
 Ruby Tuesday, Inc./(b)/                                 225,000     5,724,000
 -----------------------------------------------------------------------------
                                                                     9,485,000
 -----------------------------------------------------------------------------

 Semiconductor Equipment-3.42%
 August Technology Corp./(a)(b)/                         321,500     3,128,195
 -----------------------------------------------------------------------------
 Cascade Microtech, Inc./(a)/                            300,000     3,180,000
 -----------------------------------------------------------------------------
 Mattson Technology, Inc./(a)/                           350,000     2,899,750
 -----------------------------------------------------------------------------
 MKS Instruments, Inc./(a)(b)/                           300,000     4,695,000
 -----------------------------------------------------------------------------
 Rudolph Technologies, Inc./(a)(b)/                      325,000     5,118,750
 -----------------------------------------------------------------------------
                                                                    19,021,695
 -----------------------------------------------------------------------------

 Semiconductors-4.18%
 AMIS Holdings, Inc./(a)(b)/                             400,000     4,304,000
 -----------------------------------------------------------------------------
 Integrated Circuit Systems, Inc./(a)/                   225,000     4,275,000
 -----------------------------------------------------------------------------
 Integrated Device Technology, Inc./(a)/                 285,000     3,345,900
 -----------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES        VALUE
 ------------------------------------------------------------------------------

 Semiconductors-(Continued)
 Integrated Silicon Solution, Inc./(a)(b)/               500,000 $   3,260,000
 ------------------------------------------------------------------------------
 Intersil Corp.-Class A                                  230,000     3,410,900
 ------------------------------------------------------------------------------
 Microsemi Corp./(a)/                                    300,000     4,629,000
 ------------------------------------------------------------------------------
                                                                    23,224,800
 ------------------------------------------------------------------------------

 Specialized Finance-1.28%
 Marlin Business Services Inc./(a)(b)/                   225,000     4,095,000
 ------------------------------------------------------------------------------
 Primus Guaranty, Ltd. (Bermuda)/(a)(b)/                 200,000     3,000,000
 ------------------------------------------------------------------------------
                                                                     7,095,000
 ------------------------------------------------------------------------------

 Specialty Chemicals-0.90%
 Nalco Holding Co./(a)(b)/                               258,700     5,005,845
 ------------------------------------------------------------------------------

 Specialty Stores-3.09%
 Bombay Co., Inc. (The)/(a)(b)/                          250,000     1,470,000
 ------------------------------------------------------------------------------
 Cost Plus, Inc./(a)(b)/                                 100,000     2,623,000
 ------------------------------------------------------------------------------
 Linens 'n Things, Inc./(a)/                             250,000     6,475,000
 ------------------------------------------------------------------------------
 OfficeMax Inc./(b)/                                     225,000     6,639,750
 ------------------------------------------------------------------------------
                                                                    17,207,750
 ------------------------------------------------------------------------------

 Technology Distributors-0.29%
 PC Connection, Inc./(a)/                                201,900     1,635,390
 ------------------------------------------------------------------------------

 Trading Companies & Distributors-1.35%
 MSC Industrial Direct Co., Inc.-Class A                  83,000     2,873,460
 ------------------------------------------------------------------------------
 Watsco, Inc./(b)/                                       134,000     4,637,740
 ------------------------------------------------------------------------------
                                                                     7,511,200
 ------------------------------------------------------------------------------

 Trucking-0.68%
 Landstar System, Inc./(a)/                               39,100     1,359,898
 ------------------------------------------------------------------------------
 Sirva Inc./(a)(b)/                                      275,000     2,436,500
 ------------------------------------------------------------------------------
                                                                     3,796,398
 ------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
      (Cost $507,220,047)                                          542,529,742
 ------------------------------------------------------------------------------
 MONEY MARKET FUNDS-2.70%
 Premier Portfolio (Cost $15,006,399)/(d)(e)/         15,006,399    15,006,399
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.24% (excluding investments
  purchased with cash collateral from securities
  loaned) (Cost $522,226,446)                                      557,536,141
 ------------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
  SECURITIES LOANED
 ------------------------------------------------------------------------------
 MONEY MARKET FUNDS-6.75%
 Premier Portfolio/(d)(e)(f)/                         37,571,230    37,571,230
 ------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
      collateral from securities loaned) (Cost
      $37,571,230)                                                  37,571,230
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-106.99% (Cost $559,797,676)                     595,107,371
 ------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(6.99%)                             (38,887,539)
 ------------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $ 556,219,832
 ------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at January 31, 2005.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.






     See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
January 31, 2005
(Unaudited)



       ASSETS:
       Investments, at market value (cost $507,220,047)/*/ $ 542,529,742
       ------------------------------------------------------------------
       Investments in affiliated money market funds
        (cost $52,577,629)                                    52,577,629
       ------------------------------------------------------------------
           Total investments (cost $559,797,676)             595,107,371
       ------------------------------------------------------------------
       Cash                                                       72,916
       ------------------------------------------------------------------
       Receivables for:
         Investments sold                                     19,226,353
       ------------------------------------------------------------------
         Fund shares sold                                        757,356
       ------------------------------------------------------------------
         Dividends                                                84,949
       ------------------------------------------------------------------
       Investment for trustee deferred compensation
        and retirement plans                                      97,409
       ------------------------------------------------------------------
       Other assets                                               52,848
       ------------------------------------------------------------------
           Total assets                                      615,399,202
       ------------------------------------------------------------------
       LIABILITIES:
       Payables for:
         Investments purchased                                18,495,380
       ------------------------------------------------------------------
         Fund shares reacquired                                2,268,768
       ------------------------------------------------------------------
         Options written, at market value (premiums
          received $579,992)                                     303,275
       ------------------------------------------------------------------
         Trustee deferred compensation and retirement
          plans                                                  126,519
       ------------------------------------------------------------------
         Collateral upon return of securities loaned          37,571,230
       ------------------------------------------------------------------
       Accrued distribution fees                                 137,227
       ------------------------------------------------------------------
       Accrued trustees' fees                                      1,970
       ------------------------------------------------------------------
       Accrued transfer agent fees                               221,010
       ------------------------------------------------------------------
       Accrued operating expenses                                 53,991
       ------------------------------------------------------------------
           Total liabilities                                  59,179,370
       ------------------------------------------------------------------
       Net assets applicable to shares outstanding         $ 556,219,832
       ------------------------------------------------------------------
       NET ASSETS CONSIST OF:
       Shares of beneficial interest                       $ 980,300,427
       ------------------------------------------------------------------
       Undistributed net investment income (loss)             (3,153,248)
       ------------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities and option contracts          (456,513,759)
       ------------------------------------------------------------------
       Unrealized appreciation of investment securities
        and option contracts                                  35,586,412
       ------------------------------------------------------------------
                                                           $ 556,219,832
       ------------------------------------------------------------------



          NET ASSETS:
          Class A                                         $ 18,058,945
          ------------------------------------------------------------
          Class B                                         $  6,933,793
          ------------------------------------------------------------
          Class C                                         $  3,128,893
          ------------------------------------------------------------
          Class K                                         $ 95,063,696
          ------------------------------------------------------------
          Investor Class                                  $433,034,505
          ------------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            1,503,809
          ------------------------------------------------------------
          Class B                                              588,001
          ------------------------------------------------------------
          Class C                                              277,395
          ------------------------------------------------------------
          Class K                                            7,938,947
          ------------------------------------------------------------
          Investor Class                                    36,040,799
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      12.01
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $12.01 / 94.50%)        $      12.71
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      11.79
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      11.28
          ------------------------------------------------------------
          Class K :
            Net asset value and offering price per share  $      11.97
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      12.02
          ------------------------------------------------------------

/*/ At January 31, 2005, securities with an aggregate market value of $36,891,928 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the six months ended January 31, 2005
(Unaudited)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,428)                                         $   706,587
---------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (including security lending income of $51,427*)     386,238
---------------------------------------------------------------------------------------------------------
    Total investment income                                                                    1,092,825
---------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                                  2,071,272
---------------------------------------------------------------------------------------------------------
Administrative services fees                                                                      87,212
---------------------------------------------------------------------------------------------------------
Custodian fees                                                                                    35,976
---------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                         18,615
---------------------------------------------------------------------------------------------------------
  Class B                                                                                         19,735
---------------------------------------------------------------------------------------------------------
  Class C                                                                                         12,328
---------------------------------------------------------------------------------------------------------
  Class K                                                                                        217,743
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                                 584,640
---------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                              965,929
---------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                            19,224
---------------------------------------------------------------------------------------------------------
Other                                                                                            198,139
---------------------------------------------------------------------------------------------------------
    Total expenses                                                                             4,230,813
---------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                             (59,123)
---------------------------------------------------------------------------------------------------------
    Net expenses                                                                               4,171,690
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (3,078,865)
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                                                       68,907,437
---------------------------------------------------------------------------------------------------------
  Option contracts written                                                                       257,184
---------------------------------------------------------------------------------------------------------
                                                                                              69,164,621
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                       12,940,307
---------------------------------------------------------------------------------------------------------
  Option contracts written                                                                       276,717
---------------------------------------------------------------------------------------------------------
                                                                                              13,217,024
---------------------------------------------------------------------------------------------------------
Net gain from investment securities and option contracts                                      82,381,645
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         $79,302,780
---------------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                                                  JANUARY 31,      JULY 31,
                                                                                     2005            2004
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                                    $  (3,078,865) $ (11,521,342)
--------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and option contracts                  69,164,621    220,313,063
--------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities
   and option contracts                                                             13,217,024   (127,383,246)
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             79,302,780     81,408,475
--------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                            11,274,391     (1,089,987)
--------------------------------------------------------------------------------------------------------------
 Class B                                                                             4,788,935      1,459,096
--------------------------------------------------------------------------------------------------------------
 Class C                                                                               924,974       (110,783)
--------------------------------------------------------------------------------------------------------------
 Class K                                                                           (13,718,426)    (4,481,287)
--------------------------------------------------------------------------------------------------------------
 Investor Class                                                                   (128,982,808)  (468,340,735)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions        (125,712,934)  (472,563,696)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                           (46,410,154)  (391,155,221)
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                                                               602,629,986    993,785,207
--------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of
   $(3,153,248) and $(74,383), respectively)                                     $ 556,219,832  $ 602,629,986
--------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Company Growth Fund, formerly INVESCO Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

 B.SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
 D.FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
 F.COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis;
   that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
 G.PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average net assets as follows:

                               NET ASSETS      RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.60%, 2.25%, 2.25%, 1.70% and 1.50% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $7,916.
For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $45,721 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $87,212.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended January 31, 2005, the Fund paid AISI $965,929.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid $18,615, $19,735, $12,328, $217,743 and $584,640, respectively.
Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2005 AIM Distributors advised the Fund that it retained $3,744 in front-end sales commissions from the sale of Class A shares and $0, $1,175, $223 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS    (APPRECIATION) MARKET VALUE DIVIDEND  REALIZED
      FUND          07/31/04     AT COST      FROM SALES   (DEPRECIATION)   01/31/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,265,874  $213,641,160 $(201,900,635)      $--       $15,006,399  $334,811     $--
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS    (APPRECIATION) MARKET VALUE DIVIDEND  REALIZED
      FUND          07/31/04     AT COST      FROM SALES   (DEPRECIATION)   01/31/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio $20,058,609  $210,376,351 $(192,863,730)      $--       $37,571,230  $ 51,427     $--
-----------------------------------------------------------------------------------------------------------
Total             $23,324,483  $424,017,511 $(394,764,365)      $--       $52,577,629  $386,238     $--
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended January 31, 2005, the Fund engaged in purchases and sales of securities of $20,939,750 and $17,539,344, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $5,486.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the six months ended January 31, 2005, the Fund paid legal fees of $3,466 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At January 31, 2005, securities with an aggregate value of $36,891,928 were on loan to brokers. The loans were secured by cash collateral of $37,571,230 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended January 31, 2005, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $51,427 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                    -----------------------------------------
                                        CALL OPTION CONTRACTS
                                        -------------------
                                        NUMBER OF   PREMIUMS
                                        CONTRACTS   RECEIVED
                    -----------------------------------------
                    Beginning of period      --    $      --
                    -----------------------------------------
                    Written              10,690      997,313
                    -----------------------------------------
                    Closed               (1,000)    (139,327)
                    -----------------------------------------
                    Exercised              (450)     (73,137)
                    -----------------------------------------
                    Expired              (3,225)    (204,857)
                    -----------------------------------------
                    End of period         6,015    $ 579,992
                    -----------------------------------------

                            OPEN CALLS OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------
                                                                      JANUARY 31,
                                                                         2005       UNREALIZED
                                   CONTRACT STRIKE NUMBER OF PREMIUMS   MARKET     APPRECIATION
                                    MONTH   PRICE  CONTRACTS RECEIVED    VALUE    (DEPRECIATION)
------------------------------------------------------------------------------------------------
Impax Laboratories, Inc.            Feb-05   17.5    1,000     48,450    52,500        (4,050)
------------------------------------------------------------------------------------------------
Investors Financial Services Corp.  Feb-05   50.0    1,000    101,998   135,000       (33,002)
------------------------------------------------------------------------------------------------
Joy Global Inc.                     Feb-05   30.0      600     84,499    24,750        59,749
------------------------------------------------------------------------------------------------
Multimedia Games, Inc.              Feb-05   17.5    2,000     87,244     5,000        82,244
------------------------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.           Feb-05   80.0      307     79,754     1,535        78,219
------------------------------------------------------------------------------------------------
Resources Connection, Inc.          Feb-05   55.0      450    109,176    23,625        85,551
------------------------------------------------------------------------------------------------
DaVita, Inc.                        Apr-05  $45.0      658   $ 68,871  $ 60,865      $  8,006
------------------------------------------------------------------------------------------------
Total outstanding options written                    6,015   $579,992  $303,275      $276,717
------------------------------------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                           EXPIRATION            CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010                   $215,067,972
                 ---------------------------------------------
                 July 31, 2011                    306,907,143
                 ---------------------------------------------
                 Total capital loss carryforward $521,975,115
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $634,046,944 and $770,944,059, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 51,926,957
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (16,877,017)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 35,049,940
   --------------------------------------------------------------------------

     Cost of investments for tax purposes is $560,057,431

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(A)/
-----------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                  JANUARY 31,                  JULY 31,
                                                                     2005                        2004
                                                          --------------------------  --------------------------
                                                             SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,116,477  $  13,141,144      864,587  $   9,154,173
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     480,114      5,519,313      164,324      1,842,822
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     167,346      1,813,836    1,766,802     17,696,411
-----------------------------------------------------------------------------------------------------------------
  Class K                                                     269,975      3,129,156    3,093,782     34,174,395
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                            4,592,807     51,843,306   41,851,952    458,943,231
-----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,169         25,925        8,189         92,775
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,208)       (25,925)      (8,305)       (92,775)
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (161,800)    (1,892,678)    (962,897)   (10,336,935)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (60,482)      (704,453)     (26,636)      (290,951)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     (82,891)      (888,862)  (1,750,220)   (17,807,194)
-----------------------------------------------------------------------------------------------------------------
  Class K                                                  (1,482,264)   (16,847,582)  (3,463,825)   (38,655,682)
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (15,983,906)  (180,826,114) (83,507,791)  (927,283,966)
-----------------------------------------------------------------------------------------------------------------
                                                          (11,144,663) $(125,712,934) (41,970,038) $(472,563,696)
-----------------------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 48% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entity, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                                   --------------------------------------------------------
                                                                    SIX MONTHS                            MARCH 28, 2002
                                                                       ENDED         YEAR ENDED JULY 31,   (DATE SALES
                                                                    JANUARY 31,     -------------------   COMMENCED) TO
                                                                       2005             2004       2003      JULY 31,
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.49        $10.00       $ 8.41      $ 11.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.06)/(a)/   (0.14)/(a)/  (0.01)       (0.02)/(a)/
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       1.58          0.63         1.60        (2.82)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    1.52          0.49         1.59        (2.84)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 12.01        $10.49       $10.00      $  8.41
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      14.49%         4.90%       18.91%      (25.24)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $18,059        $5,737       $6,372      $ 2,607
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.49%/(c)/    1.60%        1.38%        1.24%/(d)/
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.51%/(c)/    1.63%        1.38%        1.24%/(d)/
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.12)%/(c)/  (1.32)%      (0.69)%      (0.74)%/(d)/
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             115%          130%         119%          99%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $10,550,466. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                           CLASS B
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS                           MARCH 28, 2002
                                                                       ENDED        YEAR ENDED JULY 31,   (DATE SALES
                                                                    JANUARY 31,    -------------------   COMMENCED) TO
                                                                       2005            2004       2003      JULY 31,
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.33        $ 9.91       $ 8.41      $ 11.25
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.10)/(a)/   (0.22)/(a)/  (0.07)       (0.04)/(a)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.56          0.64         1.57        (2.80)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.46          0.42         1.50        (2.84)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.79        $10.33       $ 9.91      $  8.41
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     14.13%         4.24%       17.84%      (25.24)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $6,934        $1,762       $  408      $    67
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.14%/(c)/    2.25%        2.25%        2.14%/(d)/
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    2.16%/(c)/    2.89%        4.00%        2.14%/(d)/
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.77)%/(c)/  (1.97)%      (1.61)%      (1.68)%/(d)/
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            115%          130%         119%          99%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $3,914,876. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                CLASS C
                                         ------------------------------------------------------------------------------
                                          SIX MONTHS                                                       FEBRUARY 14, 2000
                                             ENDED                      YEAR ENDED JULY 31,                   (DATE SALES
                                          JANUARY 31,    -------------------------------------------         COMMENCED) TO
                                             2005            2004       2003       2002          2001          JULY 31,
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.88        $ 9.49       $ 8.09   $ 12.54       $ 18.37            $ 20.68
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               (0.10)/(a)/   (0.20)/(a)/  (0.18)    (0.18)/(a)/   (0.12)/(b)/        (0.00)/(b)/
------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  1.50          0.59         1.58     (4.27)        (4.78)             (2.31)
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations          1.40          0.39         1.40     (4.45)        (4.90)             (2.31)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                         --            --           --        --         (0.93)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $11.28        $ 9.88       $ 9.49   $  8.09       $ 12.54            $ 18.37
------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                           14.17%         4.11%       17.45%   (35.57)%      (27.24)%           (11.17)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $3,129        $1,907       $1,673   $ 1,087       $ 2,034            $ 1,926
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                            2.14%/(d)/    2.25%        2.25%     2.25%         2.13%              1.83%/(e)/
------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                            2.16%/(d)/    3.48%        3.55%     2.70%         2.13%              1.83%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                      (1.77)%/(d)/  (1.97)%      (1.73)%   (1.81)%       (1.12)%            (0.91)%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                  115%          130%         119%       99%          112%               186%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) and $(0.04) for the year ended July 31, 2001 and for the period February 14, 2000 (Date sales commenced) to July 31, 2000, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $2,445,547. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                            CLASS K
                                                                   --------------------------------------------------
                                                                                                             DECEMBER 14,
                                                                    SIX MONTHS                                   2001
                                                                       ENDED          YEAR ENDED JULY 31,    (DATE SALES
                                                                    JANUARY 31,     ---------------------     COMMENCED)
                                                                       2005             2004        2003     TO JULY 31,
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.46        $  9.99       $  8.43     $ 11.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.07)/(a)/    (0.16)/(a)/   (0.01)      (0.05)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       1.58           0.63          1.57       (3.28)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    1.51           0.47          1.56       (3.33)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 11.97        $ 10.46       $  9.99     $  8.43
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      14.44%          4.70%        18.51%     (28.32)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $95,064        $95,752       $95,105     $66,451
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.59%/(c)/     1.70%         1.70%       1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.61%/(c)/     1.98%         3.12%       1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.22)%/(c)/   (1.42)%       (1.12)%     (0.80)%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             115%           130%          119%         99%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on annualized average daily net assets of
     $95,985,447.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                               INVESTOR CLASS
                                         --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                                  YEAR ENDED JULY 31,
                                           JANUARY 31,    ---------------------------------------------------------
                                              2005             2004         2003         2002            2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  10.49        $   9.99       $   8.41   $  12.76       $    18.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                (0.06)/(a)/     (0.13)/(a)/    (0.00)     (0.01)/(b)/      (0.04)/(a)/
--------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                   1.59            0.63           1.58      (4.34)           (4.77)
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations           1.53            0.50           1.58      (4.35)           (4.81)
--------------------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                          --              --             --         --            (0.93)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  12.02        $  10.49       $   9.99   $   8.41       $    12.76
--------------------------------------------------------------------------------------------------------------------
Total return/(c)/                            14.59%           5.00%         18.79%    (34.09)%         (26.53)%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $433,035        $497,472       $890,227   $800,520       $1,395,113
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                             1.39%/(d)/      1.49%          1.50%      1.45%            1.29%
--------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                             1.41%/(d)/      1.59%          1.67%      1.45%            1.29%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                       (1.02)%/(d)/    (1.21)%        (0.94)%    (1.01)%          (0.28)%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                   115%            130%           119%        99%             112%
--------------------------------------------------------------------------------------------------------------------

                                         -----------


                                         -----------
                                               2000
---------------------------------------------------------
Net asset value, beginning of period     $    13.61
---------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                 (0.00)/(b)/
---------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    6.88
---------------------------------------------------------
   Total from investment operations            6.88
---------------------------------------------------------
Less distributions from net realized
 gains                                        (1.99)
---------------------------------------------------------
Net asset value, end of period           $    18.50
---------------------------------------------------------
Total return/(c)/                             53.55%
---------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted) $1,440,445
---------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              1.20%
---------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              1.21%
---------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                        (0.34)%
---------------------------------------------------------
Portfolio turnover rate/(e)/                    186%
---------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.04) for the year ended July 31, 2002 and 2000, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $465,376,507.
/(e)/Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

FINANCIALS

Schedule of Investments
January 31, 2005
(Unaudited)

                                                               MARKET
                                                   SHARES      VALUE
      -------------------------------------------------------------------
      COMMON STOCKS & OTHER EQUITY
       INTERESTS-95.59%

      Advertising-0.19%
      Interpublic Group of Cos., Inc. (The)/(a)/      8,502 $     110,951
      -------------------------------------------------------------------
      Omnicom Group Inc.                              3,740       317,489
      -------------------------------------------------------------------
                                                                  428,440
      -------------------------------------------------------------------

      Aerospace & Defense-1.97%
      Boeing Co. (The)                               16,856       852,914
      -------------------------------------------------------------------
      General Dynamics Corp.                          4,026       415,684
      -------------------------------------------------------------------
      Goodrich Corp.                                  2,391        82,011
      -------------------------------------------------------------------
      Honeywell International Inc.                   17,268       621,303
      -------------------------------------------------------------------
      L-3 Communications Holdings, Inc.               2,311       165,029
      -------------------------------------------------------------------
      Lockheed Martin Corp.                           8,887       513,757
      -------------------------------------------------------------------
      Northrop Grumman Corp.                          7,391       383,445
      -------------------------------------------------------------------
      Raytheon Co.                                    9,085       339,779
      -------------------------------------------------------------------
      Rockwell Collins, Inc.                          3,565       152,938
      -------------------------------------------------------------------
      United Technologies Corp.                      10,259     1,032,876
      -------------------------------------------------------------------
                                                                4,559,736
      -------------------------------------------------------------------

      Agricultural Products-0.14%
      Archer-Daniels-Midland Co.                     13,110       317,262
      -------------------------------------------------------------------

      Air Freight & Logistics-1.00%
      FedEx Corp.                                     6,033       577,056
      -------------------------------------------------------------------
      Ryder System, Inc.                              1,296        59,033
      -------------------------------------------------------------------
      United Parcel Service, Inc.-Class B            22,501     1,680,375
      -------------------------------------------------------------------
                                                                2,316,464
      -------------------------------------------------------------------

      Airlines-0.10%
      Delta Air Lines, Inc./(a)/                      2,829        15,248
      -------------------------------------------------------------------
      Southwest Airlines Co.                         15,651       226,626
      -------------------------------------------------------------------
                                                                  241,874
      -------------------------------------------------------------------

      Aluminum-0.22%
      Alcoa Inc.                                     17,475       515,687
      -------------------------------------------------------------------

      Apparel Retail-0.36%
      Gap, Inc. (The)                                17,601       387,398
      -------------------------------------------------------------------
      Limited Brands, Inc.                            8,129       192,657
      -------------------------------------------------------------------
      TJX Cos., Inc. (The)                            9,674       242,237
      -------------------------------------------------------------------
                                                                  822,292
      -------------------------------------------------------------------

      Apparel, Accessories & Luxury
       Goods-0.22%
      Coach, Inc./(a)/                                3,789       212,563
      -------------------------------------------------------------------
      Jones Apparel Group, Inc.                       2,453        82,494
      -------------------------------------------------------------------

                                                             MARKET
                                                 SHARES      VALUE
        ---------------------------------------------------------------

        Apparel, Accessories & Luxury
         Goods-(Continued)
        Liz Claiborne, Inc.                         2,169 $      90,968
        ---------------------------------------------------------------
        V. F. Corp.                                 2,220       117,993
        ---------------------------------------------------------------
                                                                504,018
        ---------------------------------------------------------------

        Application Software-0.26%
        Autodesk, Inc.                              4,606       135,278
        ---------------------------------------------------------------
        Citrix Systems, Inc./(a)/                   3,406        73,059
        ---------------------------------------------------------------
        Compuware Corp./(a)/                        7,778        53,668
        ---------------------------------------------------------------
        Intuit Inc./(a)/                            3,756       146,484
        ---------------------------------------------------------------
        Mercury Interactive Corp./(a)/              1,699        74,365
        ---------------------------------------------------------------
        Parametric Technology Corp./(a)/            5,419        30,888
        ---------------------------------------------------------------
        Siebel Systems, Inc./(a)/                  10,181        88,677
        ---------------------------------------------------------------
                                                                602,419
        ---------------------------------------------------------------

        Asset Management & Custody
         Banks-0.79%
        Bank of New York Co., Inc. (The)           15,567       462,496
        ---------------------------------------------------------------
        Federated Investors, Inc.-Class B           2,183        64,137
        ---------------------------------------------------------------
        Franklin Resources, Inc.                    5,022       340,793
        ---------------------------------------------------------------
        Janus Capital Group Inc.                    4,719        69,983
        ---------------------------------------------------------------
        Mellon Financial Corp.                      8,539       250,620
        ---------------------------------------------------------------
        Northern Trust Corp.                        4,400       192,016
        ---------------------------------------------------------------
        State Street Corp.                          6,669       298,838
        ---------------------------------------------------------------
        T. Rowe Price Group Inc.                    2,562       153,336
        ---------------------------------------------------------------
                                                              1,832,219
        ---------------------------------------------------------------

        Auto Parts & Equipment-0.16%
        Dana Corp.                                  3,007        47,721
        ---------------------------------------------------------------
        Delphi Corp.                               11,302        85,782
        ---------------------------------------------------------------
        Johnson Controls, Inc.                      3,831       226,642
        ---------------------------------------------------------------
        Visteon Corp.                               2,609        19,359
        ---------------------------------------------------------------
                                                                379,504
        ---------------------------------------------------------------

        Automobile Manufacturers-0.39%
        Ford Motor Co.                             36,733       483,774
        ---------------------------------------------------------------
        General Motors Corp.                       11,339       417,389
        ---------------------------------------------------------------
                                                                901,163
        ---------------------------------------------------------------

        Biotechnology-1.26%
        Amgen Inc./(a)/                            25,499     1,587,058
        ---------------------------------------------------------------
        Applera Corp.-Applied Biosystems Group      3,935        78,897
        ---------------------------------------------------------------
        Biogen Idec Inc./(a)/                       6,695       434,907
        ---------------------------------------------------------------
        Chiron Corp./(a)/                           3,780       124,173
        ---------------------------------------------------------------
        Genzyme Corp./(a)/                          4,959       288,663
        ---------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
      -------------------------------------------------------------------

      Biotechnology-(Continued)
      Gilead Sciences, Inc./(a)/                      8,672 $     287,043
      -------------------------------------------------------------------
      MedImmune, Inc./(a)/                            5,019       118,724
      -------------------------------------------------------------------
                                                                2,919,465
      -------------------------------------------------------------------

      Brewers-0.36%
      Anheuser-Busch Cos., Inc.                      15,861       780,044
      -------------------------------------------------------------------
      Molson Coors Brewing Co.-Class B/(a)/             750        55,950
      -------------------------------------------------------------------
                                                                  835,994
      -------------------------------------------------------------------

      Broadcasting & Cable TV-0.86%
      Clear Channel Communications, Inc.             11,513       373,367
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                     44,567     1,434,612
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/      6,496       177,406
      -------------------------------------------------------------------
                                                                1,985,385
      -------------------------------------------------------------------

      Building Products-0.22%
      American Standard Cos. Inc./(a)/                4,308       172,492
      -------------------------------------------------------------------
      Masco Corp.                                     8,993       330,942
      -------------------------------------------------------------------
                                                                  503,434
      -------------------------------------------------------------------

      Casinos & Gaming-0.16%
      Harrah's Entertainment, Inc.                    2,254       142,543
      -------------------------------------------------------------------
      International Game Technology                   6,940       217,222
      -------------------------------------------------------------------
                                                                  359,765
      -------------------------------------------------------------------

      Commercial Printing-0.06%
      Donnelley (R.R.) & Sons Co.                     4,412       147,581
      -------------------------------------------------------------------

      Communications Equipment-2.39%
      ADC Telecommunications, Inc./(a)/              16,292        41,870
      -------------------------------------------------------------------
      Andrew Corp./(a)/                               3,238        42,288
      -------------------------------------------------------------------
      Avaya Inc./(a)/                                 9,216       132,250
      -------------------------------------------------------------------
      CIENA Corp./(a)/                               11,463        29,231
      -------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                      132,198     2,384,852
      -------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                  3,939        88,037
      -------------------------------------------------------------------
      Corning Inc./(a)/                              28,169       308,169
      -------------------------------------------------------------------
      JDS Uniphase Corp./(a)/                        29,006        62,073
      -------------------------------------------------------------------
      Lucent Technologies Inc./(a)/                  88,751       289,328
      -------------------------------------------------------------------
      Motorola, Inc.                                 48,874       769,277
      -------------------------------------------------------------------
      QUALCOMM Inc.                                  32,907     1,225,457
      -------------------------------------------------------------------
      Scientific-Atlanta, Inc.                        3,084        93,476
      -------------------------------------------------------------------
      Tellabs, Inc./(a)/                              9,281        66,081
      -------------------------------------------------------------------
                                                                5,532,389
      -------------------------------------------------------------------

      Computer & Electronics Retail-0.22%
      Best Buy Co., Inc.                              6,511       350,227
      -------------------------------------------------------------------
      Circuit City Stores, Inc.                       3,902        55,877
      -------------------------------------------------------------------
      RadioShack Corp.                                3,215       106,481
      -------------------------------------------------------------------
                                                                  512,585
      -------------------------------------------------------------------

                                                                  MARKET
                                                      SHARES      VALUE
    ------------------------------------------------------------------------

    Computer Hardware-3.23%
    Apple Computer, Inc./(a)/                            8,071 $     620,660
    ------------------------------------------------------------------------
    Dell Inc./(a)/                                      49,876     2,082,822
    ------------------------------------------------------------------------
    Gateway, Inc./(a)/                                   7,506        35,503
    ------------------------------------------------------------------------
    Hewlett-Packard Co.                                 60,629     1,187,722
    ------------------------------------------------------------------------
    International Business Machines Corp.               33,421     3,122,190
    ------------------------------------------------------------------------
    NCR Corp./(a)/                                       3,740       127,833
    ------------------------------------------------------------------------
    Sun Microsystems, Inc./(a)/                         67,519       294,383
    ------------------------------------------------------------------------
                                                                   7,471,113
    ------------------------------------------------------------------------

    Computer Storage & Peripherals-0.50%
    EMC Corp./(a)/                                      48,108       630,215
    ------------------------------------------------------------------------
    Lexmark International, Inc.-Class A/(a)/             2,591       215,960
    ------------------------------------------------------------------------
    Network Appliance, Inc./(a)/                         7,203       229,344
    ------------------------------------------------------------------------
    QLogic Corp./(a)/                                    1,860        71,201
    ------------------------------------------------------------------------
                                                                   1,146,720
    ------------------------------------------------------------------------

    Construction & Engineering-0.04%
    Fluor Corp.                                          1,680        89,947
    ------------------------------------------------------------------------

    Construction & Farm Machinery & Heavy
     Trucks-0.58%
    Caterpillar Inc.                                     6,850       610,335
    ------------------------------------------------------------------------
    Cummins Inc.                                           912        70,835
    ------------------------------------------------------------------------
    Deere & Co.                                          4,997       346,942
    ------------------------------------------------------------------------
    Navistar International Corp./(a)/                    1,405        54,683
    ------------------------------------------------------------------------
    PACCAR Inc.                                          3,495       246,957
    ------------------------------------------------------------------------
                                                                   1,329,752
    ------------------------------------------------------------------------

    Construction Materials-0.05%
    Vulcan Materials Co.                                 2,059       116,292
    ------------------------------------------------------------------------

    Consumer Finance-1.27%
    American Express Co.                                25,199     1,344,367
    ------------------------------------------------------------------------
    Capital One Financial Corp.                          4,863       380,676
    ------------------------------------------------------------------------
    MBNA Corp.                                          25,629       681,219
    ------------------------------------------------------------------------
    Providian Financial Corp./(a)/                       5,894        98,312
    ------------------------------------------------------------------------
    SLM Corp.                                            8,629       433,090
    ------------------------------------------------------------------------
                                                                   2,937,664
    ------------------------------------------------------------------------

    Data Processing & Outsourced
     Services-1.03%
    Affiliated Computer Services, Inc.-Class A/(a)/      2,577       139,648
    ------------------------------------------------------------------------
    Automatic Data Processing, Inc.                     11,694       508,455
    ------------------------------------------------------------------------
    Computer Sciences Corp./(a)/                         3,800       195,776
    ------------------------------------------------------------------------
    Convergys Corp./(a)/                                 2,870        41,012
    ------------------------------------------------------------------------
    Electronic Data Systems Corp.                       10,319       221,033
    ------------------------------------------------------------------------
    First Data Corp.                                    16,660       678,728
    ------------------------------------------------------------------------
    Fiserv, Inc./(a)/                                    3,932       150,399
    ------------------------------------------------------------------------
    Paychex, Inc.                                        7,615       232,181
    ------------------------------------------------------------------------

                                                                MARKET
                                                    SHARES      VALUE
     ---------------------------------------------------------------------

     Data Processing & Outsourced
      Services-(Continued)
     Sabre Holdings Corp.-Class A                      2,764 $      58,320
     ---------------------------------------------------------------------
     SunGard Data Systems Inc./(a)/                    5,808       156,177
     ---------------------------------------------------------------------
                                                                 2,381,729
     ---------------------------------------------------------------------

     Department Stores-0.58%
     Dillards, Inc.-Class A                            1,681        44,109
     ---------------------------------------------------------------------
     Federated Department Stores, Inc.                 3,396       192,893
     ---------------------------------------------------------------------
     J.C. Penney Co., Inc.                             5,733       244,914
     ---------------------------------------------------------------------
     Kohl's Corp./(a)/                                 6,881       323,476
     ---------------------------------------------------------------------
     May Department Stores Co. (The)                   5,869       198,959
     ---------------------------------------------------------------------
     Nordstrom, Inc.                                   2,827       136,403
     ---------------------------------------------------------------------
     Sears, Roebuck & Co.                              4,151       208,588
     ---------------------------------------------------------------------
                                                                 1,349,342
     ---------------------------------------------------------------------

     Distillers & Vintners-0.05%
     Brown-Forman Corp.-Class B                        2,445       117,922
     ---------------------------------------------------------------------

     Distributors-0.06%
     Genuine Parts Co.                                 3,524       149,171
     ---------------------------------------------------------------------

     Diversified Banks-3.86%
     Bank of America Corp.                            81,092     3,760,236
     ---------------------------------------------------------------------
     Comerica Inc.                                     3,423       198,055
     ---------------------------------------------------------------------
     U.S. Bancorp                                     37,485     1,126,424
     ---------------------------------------------------------------------
     Wachovia Corp.                                   32,195     1,765,896
     ---------------------------------------------------------------------
     Wells Fargo & Co.                                33,966     2,082,116
     ---------------------------------------------------------------------
                                                                 8,932,727
     ---------------------------------------------------------------------

     Diversified Chemicals-1.00%
     Dow Chemical Co. (The)                           18,921       940,374
     ---------------------------------------------------------------------
     E. I. du Pont de Nemours & Co.                   19,939       948,299
     ---------------------------------------------------------------------
     Eastman Chemical Co.                              1,567        84,853
     ---------------------------------------------------------------------
     Engelhard Corp.                                   2,454        73,743
     ---------------------------------------------------------------------
     Hercules Inc./(a)/                                2,250        32,647
     ---------------------------------------------------------------------
     PPG Industries, Inc.                              3,459       237,910
     ---------------------------------------------------------------------
                                                                 2,317,826
     ---------------------------------------------------------------------

     Diversified Commercial Services-0.50%
     Apollo Group, Inc.-Class A/(a)/                   3,718       290,710
     ---------------------------------------------------------------------
     Cendant Corp./(a)/                               21,137       465,014
     ---------------------------------------------------------------------
     Cintas Corp.                                      3,447       149,944
     ---------------------------------------------------------------------
     Equifax Inc.                                      2,743        77,627
     ---------------------------------------------------------------------
     H&R Block, Inc.                                   3,320       160,389
     ---------------------------------------------------------------------
     PHH Corp./(b)/                                        1            19
     ---------------------------------------------------------------------
                                                                 1,143,703
     ---------------------------------------------------------------------

     Diversified Metals & Mining-0.14%
     Freeport-McMoRan Copper & Gold, Inc.-Class B      3,565       131,228
     ---------------------------------------------------------------------
     Phelps Dodge Corp.                                1,915       184,414
     ---------------------------------------------------------------------
                                                                   315,642
     ---------------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
       ------------------------------------------------------------------

       Drug Retail-0.54%
       CVS Corp.                                      8,044 $     372,839
       ------------------------------------------------------------------
       Walgreen Co.                                  20,517       874,229
       ------------------------------------------------------------------
                                                                1,247,068
       ------------------------------------------------------------------

       Electric Utilities-1.99%
       Allegheny Energy, Inc./(a)/                    2,761        53,398
       ------------------------------------------------------------------
       Ameren Corp.                                   3,912       196,069
       ------------------------------------------------------------------
       American Electric Power Co., Inc.              7,969       280,907
       ------------------------------------------------------------------
       CenterPoint Energy, Inc.                       6,193        69,671
       ------------------------------------------------------------------
       Cinergy Corp.                                  3,636       146,494
       ------------------------------------------------------------------
       Consolidated Edison, Inc.                      4,862       213,296
       ------------------------------------------------------------------
       DTE Energy Co.                                 3,498       153,247
       ------------------------------------------------------------------
       Edison International                           6,561       213,036
       ------------------------------------------------------------------
       Entergy Corp.                                  4,487       311,936
       ------------------------------------------------------------------
       Exelon Corp.                                  13,295       588,304
       ------------------------------------------------------------------
       FirstEnergy Corp.                              6,642       264,086
       ------------------------------------------------------------------
       FPL Group, Inc.                                3,730       285,867
       ------------------------------------------------------------------
       PG&E Corp./(a)/                                8,074       282,590
       ------------------------------------------------------------------
       Pinnacle West Capital Corp.                    1,839        76,686
       ------------------------------------------------------------------
       PPL Corp.                                      3,804       205,416
       ------------------------------------------------------------------
       Progress Energy, Inc.                          4,970       219,922
       ------------------------------------------------------------------
       Southern Co. (The)                            14,868       502,092
       ------------------------------------------------------------------
       TECO Energy, Inc.                              4,003        64,088
       ------------------------------------------------------------------
       TXU Corp.                                      4,822       333,682
       ------------------------------------------------------------------
       Xcel Energy, Inc.                              8,052       146,466
       ------------------------------------------------------------------
                                                                4,607,253
       ------------------------------------------------------------------

       Electrical Components &
        Equipment-0.43%
       American Power Conversion Corp.                3,839        81,656
       ------------------------------------------------------------------
       Cooper Industries, Ltd.-Class A (Bermuda)      1,841       127,949
       ------------------------------------------------------------------
       Emerson Electric Co.                           8,426       566,564
       ------------------------------------------------------------------
       Power-One, Inc./(a)/                           1,688        12,542
       ------------------------------------------------------------------
       Rockwell Automation, Inc.                      3,712       210,285
       ------------------------------------------------------------------
                                                                  998,996
       ------------------------------------------------------------------

       Electronic Equipment
        Manufacturers-0.15%
       Agilent Technologies, Inc./(a)/                9,780       216,236
       ------------------------------------------------------------------
       Symbol Technologies, Inc.                      4,820        88,206
       ------------------------------------------------------------------
       Tektronix, Inc.                                1,806        52,049
       ------------------------------------------------------------------
                                                                  356,491
       ------------------------------------------------------------------

       Electronic Manufacturing Services-0.16%
       Jabil Circuit, Inc./(a)/                       4,047        95,388
       ------------------------------------------------------------------
       Molex Inc.                                     3,818       109,653
       ------------------------------------------------------------------
       Sanmina-SCI Corp./(a)/                        10,496        64,865
       ------------------------------------------------------------------
       Solectron Corp./(a)/                          19,491        96,870
       ------------------------------------------------------------------
                                                                  366,776
       ------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
          -----------------------------------------------------------

          Employment Services-0.08%
          Monster Worldwide Inc./(a)/             2,388 $      74,721
          -----------------------------------------------------------
          Robert Half International Inc.          3,470       105,280
          -----------------------------------------------------------
                                                              180,001
          -----------------------------------------------------------

          Environmental Services-0.17%
          Allied Waste Industries, Inc./(a)/      6,408        53,250
          -----------------------------------------------------------
          Waste Management, Inc.                 11,486       333,094
          -----------------------------------------------------------
                                                              386,344
          -----------------------------------------------------------

          Fertilizers & Agricultural
           Chemicals-0.12%
          Monsanto Co.                            5,308       287,322
          -----------------------------------------------------------

          Food Distributors-0.20%
          Sysco Corp.                            12,878       450,344
          -----------------------------------------------------------

          Food Retail-0.29%
          Albertson's, Inc.                       7,408       169,495
          -----------------------------------------------------------
          Kroger Co. (The)/(a)/                  14,886       254,551
          -----------------------------------------------------------
          Safeway Inc./(a)/                       9,001       169,669
          -----------------------------------------------------------
          SUPERVALU INC.                          2,694        85,157
          -----------------------------------------------------------
                                                              678,872
          -----------------------------------------------------------

          Footwear-0.22%
          NIKE, Inc.-Class B                      5,269       456,453
          -----------------------------------------------------------
          Reebok International Ltd.               1,191        53,035
          -----------------------------------------------------------
                                                              509,488
          -----------------------------------------------------------

          Forest Products-0.15%
          Louisiana-Pacific Corp.                 2,200        56,320
          -----------------------------------------------------------
          Weyerhaeuser Co.                        4,822       300,893
          -----------------------------------------------------------
                                                              357,213
          -----------------------------------------------------------

          Gas Utilities-0.14%
          KeySpan Corp.                           3,225       127,291
          -----------------------------------------------------------
          Nicor Inc.                                865        31,936
          -----------------------------------------------------------
          NiSource Inc.                           5,428       124,301
          -----------------------------------------------------------
          Peoples Energy Corp.                      754        32,294
          -----------------------------------------------------------
                                                              315,822
          -----------------------------------------------------------

          General Merchandise Stores-0.51%
          Big Lots, Inc./(a)/                     2,218        24,975
          -----------------------------------------------------------
          Dollar General Corp.                    6,613       133,649
          -----------------------------------------------------------
          Family Dollar Stores, Inc.              3,389       113,362
          -----------------------------------------------------------
          Target Corp.                           17,976       912,642
          -----------------------------------------------------------
                                                            1,184,628
          -----------------------------------------------------------

          Gold-0.16%
          Newmont Mining Corp.                    8,929       371,357
          -----------------------------------------------------------

          Health Care Distributors-0.35%
          AmerisourceBergen Corp.                 2,109       122,913
          -----------------------------------------------------------
          Cardinal Health, Inc.                   8,668       488,182
          -----------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
      -------------------------------------------------------------------

      Health Care Distributors-(Continued)
      McKesson Corp.                                  5,912 $     203,905
      -------------------------------------------------------------------
                                                                  815,000
      -------------------------------------------------------------------

      Health Care Equipment-2.14%
      Bard (C.R.), Inc.                               2,111       143,126
      -------------------------------------------------------------------
      Baxter International Inc.                      12,382       418,016
      -------------------------------------------------------------------
      Becton, Dickinson & Co.                         5,085       288,065
      -------------------------------------------------------------------
      Biomet, Inc.                                    5,082       215,883
      -------------------------------------------------------------------
      Boston Scientific Corp./(a)/                   16,962       560,764
      -------------------------------------------------------------------
      Fisher Scientific International Inc./(a)/       2,354       148,655
      -------------------------------------------------------------------
      Guidant Corp.                                   6,394       463,501
      -------------------------------------------------------------------
      Hospira, Inc./(a)/                              3,142        90,772
      -------------------------------------------------------------------
      Medtronic, Inc.                                24,254     1,273,092
      -------------------------------------------------------------------
      PerkinElmer, Inc.                               2,580        59,314
      -------------------------------------------------------------------
      St. Jude Medical, Inc./(a)/                     7,177       281,913
      -------------------------------------------------------------------
      Stryker Corp.                                   8,081       397,100
      -------------------------------------------------------------------
      Thermo Electron Corp./(a)/                      3,187        95,419
      -------------------------------------------------------------------
      Waters Corp./(a)/                               2,425       119,019
      -------------------------------------------------------------------
      Zimmer Holdings, Inc./(a)/                      4,934       389,046
      -------------------------------------------------------------------
                                                                4,943,685
      -------------------------------------------------------------------

      Health Care Facilities-0.28%
      HCA Inc.                                        8,461       376,684
      -------------------------------------------------------------------
      Health Management Associates, Inc.-Class A      4,901       108,214
      -------------------------------------------------------------------
      Manor Care, Inc.                                1,761        60,843
      -------------------------------------------------------------------
      Tenet Healthcare Corp./(a)/                     9,388        93,223
      -------------------------------------------------------------------
                                                                  638,964
      -------------------------------------------------------------------

      Health Care Services-0.49%
      Caremark Rx, Inc./(a)/                          9,125       356,787
      -------------------------------------------------------------------
      Express Scripts, Inc./(a)/                      1,524       113,066
      -------------------------------------------------------------------
      IMS Health Inc.                                 4,608       107,735
      -------------------------------------------------------------------
      Laboratory Corp. of America Holdings/(a)/       2,776       132,832
      -------------------------------------------------------------------
      Medco Health Solutions, Inc./(a)/               5,479       233,241
      -------------------------------------------------------------------
      Quest Diagnostics Inc.                          2,031       193,554
      -------------------------------------------------------------------
                                                                1,137,215
      -------------------------------------------------------------------

      Health Care Supplies-0.05%
      Bausch & Lomb Inc.                              1,067        77,774
      -------------------------------------------------------------------
      Millipore Corp./(a)/                              997        43,399
      -------------------------------------------------------------------
                                                                  121,173
      -------------------------------------------------------------------

      Home Entertainment Software-0.17%
      Electronic Arts Inc./(a)/                       6,115       393,439
      -------------------------------------------------------------------

      Home Furnishings-0.05%
      Leggett & Platt, Inc.                           3,860       110,010
      -------------------------------------------------------------------

      Home Improvement Retail-1.22%
      Home Depot, Inc. (The)                         44,087     1,819,030
      -------------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
       ------------------------------------------------------------------

       Home Improvement Retail-(Continued)
       Lowe's Cos., Inc.                             15,514 $     884,143
       ------------------------------------------------------------------
       Sherwin-Williams Co. (The)                     2,837       122,558
       ------------------------------------------------------------------
                                                                2,825,731
       ------------------------------------------------------------------

       Homebuilding-0.18%
       Centex Corp.                                   2,488       152,539
       ------------------------------------------------------------------
       KB HOME                                          923       100,284
       ------------------------------------------------------------------
       Pulte Homes, Inc.                              2,555       168,834
       ------------------------------------------------------------------
                                                                  421,657
       ------------------------------------------------------------------

       Hotels, Resorts & Cruise Lines-0.62%
       Carnival Corp. (Panama)                       12,713       732,269
       ------------------------------------------------------------------
       Hilton Hotels Corp.                            7,753       172,504
       ------------------------------------------------------------------
       Marriott International, Inc.-Class A           4,489       283,615
       ------------------------------------------------------------------
       Starwood Hotels & Resorts Worldwide, Inc.      4,161       240,880
       ------------------------------------------------------------------
                                                                1,429,268
       ------------------------------------------------------------------

       Household Appliances-0.16%
       Black & Decker Corp. (The)                     1,614       132,994
       ------------------------------------------------------------------
       Maytag Corp.                                   1,589        24,963
       ------------------------------------------------------------------
       Snap-on Inc.                                   1,164        38,540
       ------------------------------------------------------------------
       Stanley Works (The)                            1,649        78,426
       ------------------------------------------------------------------
       Whirlpool Corp.                                1,336        91,195
       ------------------------------------------------------------------
                                                                  366,118
       ------------------------------------------------------------------

       Household Products-1.77%
       Clorox Co. (The)                               3,054       181,469
       ------------------------------------------------------------------
       Colgate-Palmolive Co.                         10,646       559,341
       ------------------------------------------------------------------
       Kimberly-Clark Corp.                           9,791       641,408
       ------------------------------------------------------------------
       Procter & Gamble Co. (The)                    50,927     2,710,844
       ------------------------------------------------------------------
                                                                4,093,062
       ------------------------------------------------------------------

       Housewares & Specialties-0.16%
       Fortune Brands, Inc.                           2,900       243,542
       ------------------------------------------------------------------
       Newell Rubbermaid Inc.                         5,536       119,135
       ------------------------------------------------------------------
                                                                  362,677
       ------------------------------------------------------------------

       Hypermarkets & Super Centers-2.12%
       Costco Wholesale Corp.                         9,417       445,142
       ------------------------------------------------------------------
       Wal-Mart Stores, Inc.                         85,021     4,455,100
       ------------------------------------------------------------------
                                                                4,900,242
       ------------------------------------------------------------------

       Industrial Conglomerates-4.60%
       3M Co.                                        15,630     1,318,547
       ------------------------------------------------------------------
       General Electric Co.                         212,253     7,668,701
       ------------------------------------------------------------------
       Textron Inc.                                   2,760       198,665
       ------------------------------------------------------------------
       Tyco International Ltd. (Bermuda)             40,359     1,458,574
       ------------------------------------------------------------------
                                                               10,644,487
       ------------------------------------------------------------------

                                                                MARKET
                                                    SHARES      VALUE
     ---------------------------------------------------------------------

     Industrial Gases-0.24%
     Air Products & Chemicals, Inc.                    4,577 $     269,631
     ---------------------------------------------------------------------
     Praxair, Inc.                                     6,543       282,330
     ---------------------------------------------------------------------
                                                                   551,961
     ---------------------------------------------------------------------

     Industrial Machinery-0.81%
     Danaher Corp.                                     6,208       340,695
     ---------------------------------------------------------------------
     Dover Corp.                                       4,094       156,800
     ---------------------------------------------------------------------
     Eaton Corp.                                       3,051       207,437
     ---------------------------------------------------------------------
     Illinois Tool Works Inc.                          5,935       516,226
     ---------------------------------------------------------------------
     Ingersoll-Rand Co.-Class A (Bermuda)              3,457       257,132
     ---------------------------------------------------------------------
     ITT Industries, Inc.                              1,858       158,469
     ---------------------------------------------------------------------
     Pall Corp.                                        2,519        67,837
     ---------------------------------------------------------------------
     Parker Hannifin Corp.                             2,405       156,710
     ---------------------------------------------------------------------
                                                                 1,861,306
     ---------------------------------------------------------------------

     Insurance Brokers-0.21%
     Aon Corp.                                         6,360       144,626
     ---------------------------------------------------------------------
     Marsh & McLennan Cos., Inc.                      10,585       344,012
     ---------------------------------------------------------------------
                                                                   488,638
     ---------------------------------------------------------------------

     Integrated Oil & Gas-4.83%
     Amerada Hess Corp.                                1,835       159,003
     ---------------------------------------------------------------------
     ChevronTexaco Corp.                              42,534     2,313,850
     ---------------------------------------------------------------------
     ConocoPhillips                                   13,871     1,287,090
     ---------------------------------------------------------------------
     Exxon Mobil Corp.                               129,520     6,683,232
     ---------------------------------------------------------------------
     Marathon Oil Corp.                                6,969       269,909
     ---------------------------------------------------------------------
     Occidental Petroleum Corp.                        7,924       462,603
     ---------------------------------------------------------------------
                                                                11,175,687
     ---------------------------------------------------------------------

     Integrated Telecommunication Services-2.68%
     ALLTEL Corp.                                      6,097       335,579
     ---------------------------------------------------------------------
     AT&T Corp.                                       16,006       307,155
     ---------------------------------------------------------------------
     BellSouth Corp.                                  36,767       964,766
     ---------------------------------------------------------------------
     CenturyTel, Inc.                                  2,719        88,639
     ---------------------------------------------------------------------
     Citizens Communications Co.                       6,777        91,422
     ---------------------------------------------------------------------
     Qwest Communications International Inc./(a)/     36,450       153,090
     ---------------------------------------------------------------------
     SBC Communications Inc.                          66,562     1,581,513
     ---------------------------------------------------------------------
     Sprint Corp.                                     29,531       703,724
     ---------------------------------------------------------------------
     Verizon Communications Inc.                      55,591     1,978,484
     ---------------------------------------------------------------------
                                                                 6,204,372
     ---------------------------------------------------------------------

     Internet Retail-0.47%
     eBay Inc./(a)/                                   13,313     1,085,009
     ---------------------------------------------------------------------

     Internet Software & Services-0.42%
     Yahoo! Inc./(a)/                                 27,601       971,831
     ---------------------------------------------------------------------

     Investment Banking & Brokerage-1.95%
     Bear Stearns Cos. Inc. (The)                      2,075       209,699
     ---------------------------------------------------------------------
     Charles Schwab Corp. (The)                       27,042       303,952
     ---------------------------------------------------------------------
     E*TRADE Financial Corp./(a)/                      7,416       101,970
     ---------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ----------------------------------------------------------------------

     Investment Banking & Brokerage-
      (Continued)
     Goldman Sachs Group, Inc. (The)                    9,720 $   1,048,302
     ----------------------------------------------------------------------
     Lehman Brothers Holdings Inc.                      5,408       493,156
     ----------------------------------------------------------------------
     Merrill Lynch & Co., Inc.                         18,698     1,123,189
     ----------------------------------------------------------------------
     Morgan Stanley                                    21,975     1,229,721
     ----------------------------------------------------------------------
                                                                  4,509,989
     ----------------------------------------------------------------------

     IT Consulting & Other Services-0.02%
     Unisys Corp./(a)/                                  6,743        52,933
     ----------------------------------------------------------------------

     Leisure Products-0.14%
     Brunswick Corp.                                    1,924        88,735
     ----------------------------------------------------------------------
     Hasbro, Inc.                                       3,561        69,796
     ----------------------------------------------------------------------
     Mattel, Inc.                                       8,340       162,213
     ----------------------------------------------------------------------
                                                                    320,744
     ----------------------------------------------------------------------

     Life & Health Insurance-0.90%
     AFLAC Inc.                                        10,158       401,343
     ----------------------------------------------------------------------
     Jefferson-Pilot Corp.                              2,748       137,125
     ----------------------------------------------------------------------
     Lincoln National Corp.                             3,504       161,675
     ----------------------------------------------------------------------
     MetLife, Inc.                                     14,943       593,984
     ----------------------------------------------------------------------
     Prudential Financial, Inc.                        10,299       555,219
     ----------------------------------------------------------------------
     Torchmark Corp.                                    2,169       118,427
     ----------------------------------------------------------------------
     UnumProvident Corp.                                5,969       102,488
     ----------------------------------------------------------------------
                                                                  2,070,261
     ----------------------------------------------------------------------

     Managed Health Care-1.12%
     Aetna Inc.                                         2,963       376,449
     ----------------------------------------------------------------------
     CIGNA Corp.                                        2,694       216,193
     ----------------------------------------------------------------------
     Humana Inc./(a)/                                   3,209       109,972
     ----------------------------------------------------------------------
     UnitedHealth Group Inc.                           13,121     1,166,457
     ----------------------------------------------------------------------
     WellPoint Inc./(a)/                                5,924       719,766
     ----------------------------------------------------------------------
                                                                  2,588,837
     ----------------------------------------------------------------------

     Metal & Glass Containers-0.07%
     Ball Corp.                                         2,262        96,633
     ----------------------------------------------------------------------
     Pactiv Corp./(a)/                                  3,026        67,207
     ----------------------------------------------------------------------
                                                                    163,840
     ----------------------------------------------------------------------

     Motorcycle Manufacturers-0.15%
     Harley-Davidson, Inc.                              5,897       354,469
     ----------------------------------------------------------------------

     Movies & Entertainment-2.16%
     News Corp.-Class A                                52,453       891,701
     ----------------------------------------------------------------------
     Time Warner Inc./(a)/                             91,957     1,655,226
     ----------------------------------------------------------------------
     Viacom Inc.-Class B                               34,231     1,278,186
     ----------------------------------------------------------------------
     Walt Disney Co. (The)                             41,021     1,174,431
     ----------------------------------------------------------------------
                                                                  4,999,544
     ----------------------------------------------------------------------

     Multi-Line Insurance-1.78%
     American International Group, Inc.                52,290     3,466,304
     ----------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)      5,904       397,280
     ----------------------------------------------------------------------

                                                             MARKET
                                                 SHARES      VALUE
        ---------------------------------------------------------------

        Multi-Line Insurance-(Continued)
        Loews Corp.                                 3,735 $     253,980
        ---------------------------------------------------------------
                                                              4,117,564
        ---------------------------------------------------------------

        Multi-Utilities & Unregulated Power-0.81%
        AES Corp. (The)/(a)/                       13,019       182,917
        ---------------------------------------------------------------
        Calpine Corp./(a)/                         10,731        35,734
        ---------------------------------------------------------------
        CMS Energy Corp./(a)/                       3,921        41,288
        ---------------------------------------------------------------
        Constellation Energy Group                  3,533       176,650
        ---------------------------------------------------------------
        Dominion Resources, Inc.                    6,650       461,377
        ---------------------------------------------------------------
        Duke Energy Corp.                          19,205       514,502
        ---------------------------------------------------------------
        Dynegy Inc.-Class A/(a)/                    7,644        34,016
        ---------------------------------------------------------------
        Public Service Enterprise Group Inc.        4,777       251,987
        ---------------------------------------------------------------
        Sempra Energy                               4,668       173,743
        ---------------------------------------------------------------
                                                              1,872,214
        ---------------------------------------------------------------

        Office Electronics-0.13%
        Xerox Corp./(a)/                           19,184       304,642
        ---------------------------------------------------------------

        Office Services & Supplies-0.15%
        Avery Dennison Corp.                        2,224       133,640
        ---------------------------------------------------------------
        Pitney Bowes Inc.                           4,654       208,220
        ---------------------------------------------------------------
                                                                341,860
        ---------------------------------------------------------------

        Oil & Gas Drilling-0.28%
        Nabors Industries, Ltd. (Bermuda)/(a)/      2,995       150,948
        ---------------------------------------------------------------
        Noble Corp. (Cayman Islands)/(a)/           2,696       143,832
        ---------------------------------------------------------------
        Rowan Cos., Inc./(a)/                       2,150        60,544
        ---------------------------------------------------------------
        Transocean Inc. (Cayman Islands)/(a)/       6,461       284,284
        ---------------------------------------------------------------
                                                                639,608
        ---------------------------------------------------------------

        Oil & Gas Equipment & Services-0.72%
        Baker Hughes Inc.                           6,721       291,019
        ---------------------------------------------------------------
        BJ Services Co.                             3,252       156,259
        ---------------------------------------------------------------
        Halliburton Co.                            10,089       414,961
        ---------------------------------------------------------------
        Schlumberger Ltd. (Netherlands)            11,819       804,165
        ---------------------------------------------------------------
                                                              1,666,404
        ---------------------------------------------------------------

        Oil & Gas Exploration & Production-0.96%
        Anadarko Petroleum Corp.                    4,965       328,733
        ---------------------------------------------------------------
        Apache Corp.                                6,565       357,267
        ---------------------------------------------------------------
        Burlington Resources Inc.                   7,849       343,080
        ---------------------------------------------------------------
        Devon Energy Corp.                          9,736       395,963
        ---------------------------------------------------------------
        EOG Resources, Inc.                         2,373       176,195
        ---------------------------------------------------------------
        Kerr-McGee Corp.                            3,040       187,720
        ---------------------------------------------------------------
        Unocal Corp.                                5,283       251,312
        ---------------------------------------------------------------
        XTO Energy, Inc.                            5,228       187,737
        ---------------------------------------------------------------
                                                              2,228,007
        ---------------------------------------------------------------

                                                          MARKET
                                              SHARES      VALUE
            --------------------------------------------------------

            Oil & Gas Refining, Marketing &
             Transportation-0.43%
            Ashland Inc.                         1,431 $      87,835
            --------------------------------------------------------
            El Paso Corp.                       12,910       140,332
            --------------------------------------------------------
            Kinder Morgan, Inc.                  2,487       186,624
            --------------------------------------------------------
            Sunoco, Inc.                         1,467       128,348
            --------------------------------------------------------
            Valero Energy Corp.                  5,149       267,902
            --------------------------------------------------------
            Williams Cos., Inc. (The)           11,187       188,053
            --------------------------------------------------------
                                                             999,094
            --------------------------------------------------------

            Other Diversified Financial
             Services-3.47%
            Citigroup Inc.                     104,192     5,110,618
            --------------------------------------------------------
            JPMorgan Chase & Co.                71,521     2,669,879
            --------------------------------------------------------
            Principal Financial Group, Inc.      6,161       250,013
            --------------------------------------------------------
                                                           8,030,510
            --------------------------------------------------------

            Packaged Foods & Meats-1.15%
            Campbell Soup Co.                    8,267       242,388
            --------------------------------------------------------
            ConAgra Foods, Inc.                 10,325       304,587
            --------------------------------------------------------
            General Mills, Inc.                  7,314       387,569
            --------------------------------------------------------
            Heinz (H.J.) Co.                     7,037       266,069
            --------------------------------------------------------
            Hershey Foods Corp.                  4,959       290,052
            --------------------------------------------------------
            Kellogg Co.                          8,289       370,021
            --------------------------------------------------------
            McCormick & Co., Inc.                2,760       102,589
            --------------------------------------------------------
            Sara Lee Corp.                      15,756       369,951
            --------------------------------------------------------
            Wrigley Jr. (Wm.) Co.                4,505       317,107
            --------------------------------------------------------
                                                           2,650,333
            --------------------------------------------------------

            Paper Packaging-0.10%
            Bemis Co., Inc.                      2,153        62,437
            --------------------------------------------------------
            Sealed Air Corp./(a)/                1,691        86,748
            --------------------------------------------------------
            Temple-Inland Inc.                   1,122        71,359
            --------------------------------------------------------
                                                             220,544
            --------------------------------------------------------

            Paper Products-0.29%
            Georgia-Pacific Corp.                5,199       166,888
            --------------------------------------------------------
            International Paper Co.              9,794       383,435
            --------------------------------------------------------
            MeadWestvaco Corp.                   4,064       117,409
            --------------------------------------------------------
                                                             667,732
            --------------------------------------------------------

            Personal Products-0.65%
            Alberto-Culver Co.                   1,826        99,061
            --------------------------------------------------------
            Avon Products, Inc.                  9,524       402,103
            --------------------------------------------------------
            Gillette Co. (The)                  19,931     1,010,900
            --------------------------------------------------------
                                                           1,512,064
            --------------------------------------------------------

            Pharmaceuticals-6.33%
            Abbott Laboratories                 31,266     1,407,595
            --------------------------------------------------------
            Allergan, Inc.                       2,635       200,128
            --------------------------------------------------------
            Bristol-Myers Squibb Co.            39,061       915,590
            --------------------------------------------------------
            Forest Laboratories, Inc./(a)/       7,395       307,114
            --------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ----------------------------------------------------------------------

     Pharmaceuticals-(Continued)
     Johnson & Johnson                                 59,581 $   3,854,891
     ----------------------------------------------------------------------
     King Pharmaceuticals, Inc./(a)/                    4,864        51,121
     ----------------------------------------------------------------------
     Lilly (Eli) & Co.                                 22,719     1,232,279
     ----------------------------------------------------------------------
     Merck & Co. Inc.                                  44,521     1,248,814
     ----------------------------------------------------------------------
     Mylan Laboratories Inc.                            5,412        90,002
     ----------------------------------------------------------------------
     Pfizer Inc.                                      151,196     3,652,895
     ----------------------------------------------------------------------
     Schering-Plough Corp.                             29,550       548,448
     ----------------------------------------------------------------------
     Watson Pharmaceuticals, Inc./(a)/                  2,204        65,745
     ----------------------------------------------------------------------
     Wyeth                                             26,759     1,060,459
     ----------------------------------------------------------------------
                                                                 14,635,081
     ----------------------------------------------------------------------

     Photographic Products-0.08%
     Eastman Kodak Co.                                  5,771       190,962
     ----------------------------------------------------------------------

     Property & Casualty Insurance-1.25%
     ACE Ltd. (Cayman Islands)                          5,719       248,205
     ----------------------------------------------------------------------
     Allstate Corp. (The)                              13,776       694,861
     ----------------------------------------------------------------------
     Ambac Financial Group, Inc.                        2,184       167,906
     ----------------------------------------------------------------------
     Chubb Corp. (The)                                  3,846       286,450
     ----------------------------------------------------------------------
     Cincinnati Financial Corp.                         3,389       149,523
     ----------------------------------------------------------------------
     MBIA Inc.                                          2,824       168,706
     ----------------------------------------------------------------------
     Progressive Corp. (The)                            4,030       337,110
     ----------------------------------------------------------------------
     SAFECO Corp.                                       2,535       117,371
     ----------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)               13,469       505,626
     ----------------------------------------------------------------------
     XL Capital Ltd.-Class A (Cayman Islands)           2,786       208,337
     ----------------------------------------------------------------------
                                                                  2,884,095
     ----------------------------------------------------------------------

     Publishing-0.58%
     Dow Jones & Co., Inc.                              1,648        62,822
     ----------------------------------------------------------------------
     Gannett Co., Inc.                                  5,124       410,125
     ----------------------------------------------------------------------
     Knight-Ridder, Inc.                                1,559       101,506
     ----------------------------------------------------------------------
     McGraw-Hill Cos., Inc. (The)                       3,826       346,253
     ----------------------------------------------------------------------
     Meredith Corp.                                     1,000        48,030
     ----------------------------------------------------------------------
     New York Times Co. (The)-Class A                   2,912       113,219
     ----------------------------------------------------------------------
     Tribune Co.                                        6,377       254,952
     ----------------------------------------------------------------------
                                                                  1,336,907
     ----------------------------------------------------------------------

     Railroads-0.49%
     Burlington Northern Santa Fe Corp.                 7,546       363,566
     ----------------------------------------------------------------------
     CSX Corp.                                          4,326       172,910
     ----------------------------------------------------------------------
     Norfolk Southern Corp.                             7,929       276,881
     ----------------------------------------------------------------------
     Union Pacific Corp.                                5,220       311,112
     ----------------------------------------------------------------------
                                                                  1,124,469
     ----------------------------------------------------------------------

     Real Estate-0.50%
     Apartment Investment & Management Co.-Class A      1,906        68,425
     ----------------------------------------------------------------------
     Archstone-Smith Trust                              3,928       134,730
     ----------------------------------------------------------------------
     Equity Office Properties Trust                     8,115       227,058
     ----------------------------------------------------------------------
     Equity Residential                                 5,652       178,264
     ----------------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE
       ------------------------------------------------------------------

       Real Estate-(Continued)
       Plum Creek Timber Co., Inc.                    3,691 $     131,843
       ------------------------------------------------------------------
       ProLogis                                       3,691       140,775
       ------------------------------------------------------------------
       Simon Property Group, Inc.                     4,452       264,004
       ------------------------------------------------------------------
                                                                1,145,099
       ------------------------------------------------------------------

       Regional Banks-1.90%
       AmSouth Bancorp.                               7,123       177,648
       ------------------------------------------------------------------
       BB&T Corp.                                    11,064       436,696
       ------------------------------------------------------------------
       Compass Bancshares, Inc.                       2,461       115,249
       ------------------------------------------------------------------
       Fifth Third Bancorp                           11,873       551,738
       ------------------------------------------------------------------
       First Horizon National Corp.                   2,487       105,872
       ------------------------------------------------------------------
       Huntington Bancshares Inc.                     4,625       106,236
       ------------------------------------------------------------------
       KeyCorp                                        8,193       273,810
       ------------------------------------------------------------------
       M&T Bank Corp.                                 2,331       238,601
       ------------------------------------------------------------------
       Marshall & Ilsley Corp.                        4,487       192,088
       ------------------------------------------------------------------
       National City Corp.                           13,602       483,551
       ------------------------------------------------------------------
       North Fork Bancorp., Inc.                      9,421       270,383
       ------------------------------------------------------------------
       PNC Financial Services Group                   5,686       306,305
       ------------------------------------------------------------------
       Regions Financial Corp.                        9,306       297,792
       ------------------------------------------------------------------
       SunTrust Banks, Inc.                           7,443       536,045
       ------------------------------------------------------------------
       Synovus Financial Corp.                        6,231       169,047
       ------------------------------------------------------------------
       Zions Bancorp.                                 1,802       122,212
       ------------------------------------------------------------------
                                                                4,383,273
       ------------------------------------------------------------------

       Restaurants-0.74%
       Darden Restaurants, Inc.                       3,177        93,912
       ------------------------------------------------------------------
       McDonald's Corp.                              25,239       817,491
       ------------------------------------------------------------------
       Starbucks Corp./(a)/                           8,029       433,566
       ------------------------------------------------------------------
       Wendy's International, Inc.                    2,287        89,696
       ------------------------------------------------------------------
       Yum! Brands, Inc.                              5,880       272,538
       ------------------------------------------------------------------
                                                                1,707,203
       ------------------------------------------------------------------

       Semiconductor Equipment-0.37%
       Applied Materials, Inc./(a)/                  34,094       542,095
       ------------------------------------------------------------------
       KLA-Tencor Corp./(a)/                          3,923       181,439
       ------------------------------------------------------------------
       Novellus Systems, Inc./(a)/                    2,774        72,540
       ------------------------------------------------------------------
       Teradyne, Inc./(a)/                            3,909        54,843
       ------------------------------------------------------------------
                                                                  850,917
       ------------------------------------------------------------------

       Semiconductors-2.45%
       Advanced Micro Devices, Inc./(a)/              7,747       122,403
       ------------------------------------------------------------------
       Altera Corp./(a)/                              7,487       143,750
       ------------------------------------------------------------------
       Analog Devices, Inc.                           7,519       269,857
       ------------------------------------------------------------------
       Applied Micro Circuits Corp./(a)/              6,185        20,472
       ------------------------------------------------------------------
       Broadcom Corp.-Class A/(a)/                    6,605       210,237
       ------------------------------------------------------------------
       Freescale Semiconductor Inc.-Class B/(a)/      7,825       136,703
       ------------------------------------------------------------------
       Intel Corp.                                  126,943     2,849,870
       ------------------------------------------------------------------
       Linear Technology Corp.                        6,192       233,686
       ------------------------------------------------------------------
       LSI Logic Corp./(a)/                           7,752        47,365
       ------------------------------------------------------------------

                                                              MARKET
                                                  SHARES      VALUE
        ----------------------------------------------------------------

        Semiconductors-(Continued)
        Maxim Integrated Products, Inc.              6,539 $     255,086
        ----------------------------------------------------------------
        Micron Technology, Inc./(a)/                12,315       128,199
        ----------------------------------------------------------------
        National Semiconductor Corp.                 7,211       122,082
        ----------------------------------------------------------------
        NVIDIA Corp./(a)/                            3,353        76,851
        ----------------------------------------------------------------
        PMC-Sierra, Inc./(a)/                        3,563        36,628
        ----------------------------------------------------------------
        Texas Instruments Inc.                      34,690       805,155
        ----------------------------------------------------------------
        Xilinx, Inc.                                 6,989       204,009
        ----------------------------------------------------------------
                                                               5,662,353
        ----------------------------------------------------------------

        Soft Drinks-1.81%
        Coca-Cola Co. (The)                         48,573     2,015,294
        ----------------------------------------------------------------
        Coca-Cola Enterprises Inc.                   9,446       207,340
        ----------------------------------------------------------------
        Pepsi Bottling Group, Inc. (The)             5,020       137,297
        ----------------------------------------------------------------
        PepsiCo, Inc.                               33,818     1,816,027
        ----------------------------------------------------------------
                                                               4,175,958
        ----------------------------------------------------------------

        Specialized Finance-0.18%
        CIT Group Inc.                               4,245       171,371
        ----------------------------------------------------------------
        Moody's Corp.                                2,980       249,664
        ----------------------------------------------------------------
                                                                 421,035
        ----------------------------------------------------------------

        Specialty Chemicals-0.25%
        Ecolab Inc.                                  5,184       174,442
        ----------------------------------------------------------------
        Great Lakes Chemical Corp.                   1,009        26,688
        ----------------------------------------------------------------
        International Flavors & Fragrances Inc.      1,897        80,091
        ----------------------------------------------------------------
        Rohm & Haas Co.                              4,518       199,876
        ----------------------------------------------------------------
        Sigma-Aldrich Corp.                          1,391        87,424
        ----------------------------------------------------------------
                                                                 568,521
        ----------------------------------------------------------------

        Specialty Stores-0.50%
        AutoNation, Inc./(a)/                        5,268       100,303
        ----------------------------------------------------------------
        AutoZone, Inc./(a)/                          1,601       142,889
        ----------------------------------------------------------------
        Bed Bath & Beyond Inc./(a)/                  6,053       243,875
        ----------------------------------------------------------------
        Office Depot, Inc./(a)/                      6,309       109,083
        ----------------------------------------------------------------
        OfficeMax Inc.                               1,882        55,538
        ----------------------------------------------------------------
        Staples, Inc.                               10,021       328,088
        ----------------------------------------------------------------
        Tiffany & Co.                                2,942        92,467
        ----------------------------------------------------------------
        Toys R Us, Inc./(a)/                         4,309        92,428
        ----------------------------------------------------------------
                                                               1,164,671
        ----------------------------------------------------------------

        Steel-0.15%
        Allegheny Technologies, Inc.                 1,918        46,032
        ----------------------------------------------------------------
        Nucor Corp.                                  3,192       179,263
        ----------------------------------------------------------------
        United States Steel Corp.                    2,283       118,259
        ----------------------------------------------------------------
                                                                 343,554
        ----------------------------------------------------------------

        Systems Software-3.62%
        Adobe Systems Inc.                           4,790       272,551
        ----------------------------------------------------------------
        BMC Software, Inc./(a)/                      4,492        75,600
        ----------------------------------------------------------------
        Computer Associates International, Inc.     11,789       320,543
        ----------------------------------------------------------------

                                                             MARKET
                                                 SHARES      VALUE
         --------------------------------------------------------------

         Systems Software-(Continued)
         Microsoft Corp.                          218,265 $   5,736,004
         --------------------------------------------------------------
         Novell, Inc./(a)/                          7,545        43,535
         --------------------------------------------------------------
         Oracle Corp./(a)/                        102,962     1,417,787
         --------------------------------------------------------------
         Symantec Corp./(a)/                       12,692       296,358
         --------------------------------------------------------------
         VERITAS Software Corp./(a)/                8,474       217,951
         --------------------------------------------------------------
                                                              8,380,329
         --------------------------------------------------------------

         Thrifts & Mortgage Finance-1.73%
         Countrywide Financial Corp.               11,651       431,087
         --------------------------------------------------------------
         Fannie Mae                                19,431     1,254,854
         --------------------------------------------------------------
         Freddie Mac                               13,836       903,352
         --------------------------------------------------------------
         Golden West Financial Corp.                6,152       397,542
         --------------------------------------------------------------
         MGIC Investment Corp.                      1,942       124,094
         --------------------------------------------------------------
         Sovereign Bancorp, Inc.                    7,504       170,641
         --------------------------------------------------------------
         Washington Mutual, Inc.                   17,527       707,214
         --------------------------------------------------------------
                                                              3,988,784
         --------------------------------------------------------------

         Tires & Rubber-0.04%
         Cooper Tire & Rubber Co.                   1,506        32,545
         --------------------------------------------------------------
         Goodyear Tire & Rubber Co. (The)/(a)/      3,531        54,519
         --------------------------------------------------------------
                                                                 87,064
         --------------------------------------------------------------

         Tobacco-1.31%
         Altria Group, Inc.                        41,208     2,630,307
         --------------------------------------------------------------
         Reynolds American Inc.                     2,961       238,124
         --------------------------------------------------------------
         UST Inc.                                   3,327       168,546
         --------------------------------------------------------------
                                                              3,036,977
         --------------------------------------------------------------

                                                                        MARKET
                                                        SHARES          VALUE
----------------------------------------------------------------------------------

Trading Companies &
 Distributors-0.05%
W.W. Grainger, Inc.                                       1,807      $     110,606
----------------------------------------------------------------------------------

Wireless Telecommunication
 Services-0.28%
Nextel Communications, Inc.-Class A/(a)/                 22,310            640,074
----------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $199,667,322)                                               221,005,858
----------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT

U.S. Treasury Bills-0.39%/(c)/
2.04%, 03/17/05                                     $   100,000/(d)/        99,738
----------------------------------------------------------------------------------
2.16%, 03/17/05                                         800,000/(d)/       797,906
----------------------------------------------------------------------------------
    Total U.S. Treasury Bills (Cost $897,644)                              897,644
----------------------------------------------------------------------------------

Repurchase Agreements-3.98%
State Street Bank & Trust Co., 2.39%, 02/01/05
 (Cost $9,211,916)/(e)/                               9,211,916          9,211,916
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.96% (Cost $209,776,882)                           231,115,418
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.04%                                         96,289
----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 231,211,707
----------------------------------------------------------------------------------

     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Non-income producing security acquired through a corporate action.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 6.
(e) Repurchase agreement entered into January 31, 2005 with a maturing value of $9,212,528. Collateralized by $7,900,000 U.S. Government obligations, 6.25% due 05/15/29 with a market value at January 31, 2005 of $9,401,545.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
January 31, 2005
(Unaudited)


         ASSETS:
         Investments, at market value (cost $209,776,882) $231,115,418
         --------------------------------------------------------------
         Receivables for:
           Investments sold                                     23,231
         --------------------------------------------------------------
           Variation margin                                     61,987
         --------------------------------------------------------------
           Fund shares sold                                    243,598
         --------------------------------------------------------------
           Dividends and interest                              178,677
         --------------------------------------------------------------
         Investment for trustee deferred compensation and
          retirement plans                                      17,044
         --------------------------------------------------------------
         Other assets                                           18,436
         --------------------------------------------------------------
             Total assets                                  231,658,391
         --------------------------------------------------------------
         LIABILITIES:
         Payables for:
           Fund shares reacquired                              277,554
         --------------------------------------------------------------
           Dividends                                                53
         --------------------------------------------------------------
           Trustee deferred compensation and retirement
            plans                                               22,450
         --------------------------------------------------------------
         Accrued distribution fees                              46,440
         --------------------------------------------------------------
         Accrued trustees' fees                                  1,292
         --------------------------------------------------------------
         Accrued transfer agent fees                            51,560
         --------------------------------------------------------------
         Accrued operating expenses                             47,335
         --------------------------------------------------------------
             Total liabilities                                 446,684
         --------------------------------------------------------------
         Net assets applicable to shares outstanding      $231,211,707
         --------------------------------------------------------------

         NET ASSETS CONSIST OF:
         Shares of beneficial interest                    $221,163,623
         --------------------------------------------------------------
         Undistributed net investment income                   741,276
         --------------------------------------------------------------
         Undistributed net realized gain (loss) from
          investment securities and futures contracts      (12,046,415)
         --------------------------------------------------------------
         Unrealized appreciation of investment securities
          and futures contracts                             21,353,223
         --------------------------------------------------------------
                                                          $231,211,707
         --------------------------------------------------------------



          NET ASSETS:
          Investor Class                                  $224,899,148
          ------------------------------------------------------------
          Institutional Class                             $  6,312,559
          ------------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Investor Class                                    18,086,843
          ------------------------------------------------------------
          Institutional Class                                  530,188
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      12.43
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      11.91
          ------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
For the six months ended January 31, 2005
(Unaudited)


INVESTMENT INCOME:
Dividends                                                                      $ 2,636,753
-------------------------------------------------------------------------------------------
Interest                                                                            98,948
-------------------------------------------------------------------------------------------
    Total investment income                                                      2,735,701
-------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                      297,104
-------------------------------------------------------------------------------------------
Administrative services fees                                                        32,375
-------------------------------------------------------------------------------------------
Custodian fees                                                                      27,993
-------------------------------------------------------------------------------------------
Distribution fees -- Investor Class                                                289,674
-------------------------------------------------------------------------------------------
Transfer agent fees -- Investor Class                                              249,437
-------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                           2,404
-------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                              12,880
-------------------------------------------------------------------------------------------
Other                                                                               92,342
-------------------------------------------------------------------------------------------
    Total expenses                                                               1,004,209
-------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements             (237,506)
-------------------------------------------------------------------------------------------
    Net expenses                                                                   766,703
-------------------------------------------------------------------------------------------
Net investment income                                                            1,968,998
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND FUTURES CONTRACTS:
Net realized gain from:
  Investment securities                                                          2,050,055
-------------------------------------------------------------------------------------------
  Futures contracts                                                                442,726
-------------------------------------------------------------------------------------------
                                                                                 2,492,781
-------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                         12,669,477
-------------------------------------------------------------------------------------------
  Futures contracts                                                                268,826
-------------------------------------------------------------------------------------------
                                                                                12,938,303
-------------------------------------------------------------------------------------------
Net gain from investment securities and futures contracts                       15,431,084
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $17,400,082
-------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                                                                         JANUARY 31,
                                                                                                            2005
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                 $  1,968,998
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures contracts                                       2,492,781
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and futures contracts                    12,938,303
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  17,400,082
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Investor Class                                                                                          (1,371,191)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                        (42,827)
----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (1,414,018)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Investor Class                                                                                         (24,771,276)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                        581,472
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (24,189,804)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                 (8,203,740)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                                    239,415,447
----------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $741,276 and $186,296, respectively)  $231,211,707
----------------------------------------------------------------------------------------------------------------------

                                                                                                          JULY 31,
                                                                                                            2004
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                 $  2,302,210
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures contracts                                       2,709,783
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and futures contracts                    20,303,101
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  25,315,094
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Investor Class                                                                                          (2,074,514)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                        (58,208)
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (2,132,722)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Investor Class                                                                                          15,729,074
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                        596,232
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               16,325,306
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                 39,507,678
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                                    199,907,769
---------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $741,276 and $186,296, respectively)  $239,415,447
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements
January 31, 2005
(Unaudited)


     NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM S&P 500 Index Fund, formerly INVESCO S&P 500 Index Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan and transfer agency fees and expenses and other shareholder recordkeeping fees of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated between the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.65% and 0.35% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $221,259.

For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $11,697 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $32,375.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $249,437 for Investor Class shares and $2,404 for Institutional Class shares and AIM reimbursed fees for the Institutional Class shares of $2,290.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the six months ended January 31, 2005, the Investor Class shares paid $289,674.
Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended January 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $2,260.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the six months ended January 31, 2005, the Fund paid legal fees of $2,659 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On January 31, 2005, $800,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                      OPEN FUTURES CONTRACTS AT PERIOD END
         --------------------------------------------------------------
                        NO. OF      MONTH/       MARKET     UNREALIZED
           CONTRACT    CONTRACTS  COMMITMENT     VALUE     APPRECIATION
         --------------------------------------------------------------
         S&P 500 Index    35     March-05/Long $10,339,875   $14,687
         --------------------------------------------------------------

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010                    $3,073,399
                 ---------------------------------------------
                 July 31, 2011                     5,082,425
                 ---------------------------------------------
                 Total capital loss carryforward  $8,155,824
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $3,888,696 and $23,114,474, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 37,377,386
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (22,676,362)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities $ 14,701,024
---------------------------------------------------------------------------------

     Cost of investments for tax purposes is $216,414,394.

NOTE 9--SHARE INFORMATION

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are sold at net asset value.

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED             YEAR ENDED
                                         JANUARY 31, 2004            JULY 31, 2004
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Investor Class                      2,328,449  $ 28,168,332   8,158,662  $ 93,393,414
----------------------------------------------------------------------------------------
  Institutional Class                    93,383     1,077,794     134,129     1,499,236
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Investor Class                        110,926     1,349,257     175,553     2,043,181
----------------------------------------------------------------------------------------
  Institutional Class                     3,666        42,827       5,219        58,200
----------------------------------------------------------------------------------------
Reacquired:/(a)/
  Investor Class                     (4,529,173)  (54,288,865) (6,947,424)  (79,707,521)
----------------------------------------------------------------------------------------
  Institutional Class                   (46,203)     (539,149)    (85,170)     (961,204)
----------------------------------------------------------------------------------------
                                     (2,038,952) $(24,189,804)  1,440,969  $ 16,325,306
----------------------------------------------------------------------------------------

/(a)/Amount is net of redemption fees of $1,218 and $29 for Investor Class and Institutional Class shares, respectively, for the six months ended January 31, 2005 and $16,385 and $373 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    INVESTOR CLASS
                                         --------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                       YEAR ENDED JULY 31,
                                            JANUARY 31,     -------------------------------------------------
                                               2005           2004      2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  11.60          $  10.41  $   9.59  $  12.78   $  15.36   $ 14.39
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.10/(a)/         0.11      0.10      0.09       0.10      0.11
--------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                   0.80              1.18      0.82     (3.19)     (2.39)     1.09
--------------------------------------------------------------------------------------------------------------
   Total from investment operations           0.90              1.29      0.92     (3.10)     (2.29)     1.20
--------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income        (0.07)            (0.10)    (0.10)    (0.09)     (0.10)    (0.11)
--------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains          --                --        --        --      (0.19)    (0.12)
--------------------------------------------------------------------------------------------------------------
   Total distributions                       (0.07)            (0.10)    (0.10)    (0.09)     (0.29)    (0.23)
--------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of
 beneficial interest                          0.00              0.00      0.00      0.00       0.00      0.00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  12.43          $  11.60  $  10.41  $   9.59   $  12.78   $ 15.36
--------------------------------------------------------------------------------------------------------------
Total return/(b)/                             7.79%            12.43%     9.73%   (24.33)%   (15.07)%    8.34%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $224,899          $234,090  $195,668  $135,578   $116,309   $92,784
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expenses
   reimbursements                             0.65%/(c)/        0.65%     0.65%     0.65%      0.63%     0.63%
--------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expenses
   reimbursements                             0.85%/(c)/        1.00%     1.05%     1.01%      0.99%     0.95%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                           1.65%/(a)(c)/     0.99%     1.15%     0.84%      0.75%     0.74%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                     2%                2%        1%        3%        43%       13%
--------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.07 and 1.10%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $229,850,156.
/(d)/Not annualized for periods less than one year.

                                                       INSTITUTIONAL CLASS
                               -------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED                       YEAR ENDED JULY 31,
                                 JANUARY 31,     -------------------------------------------------
                                    2005          2004      2003       2002        2001      2000
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $11.11          $ 9.97  $ 9.23      $ 12.45   $ 15.07      $14.21
---------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income             0.11/(a)/       0.13    0.13/(b)/    0.08      0.19/(b)/   0.15
---------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                 0.78            1.14    0.78        (3.11)    (2.44)       1.05
---------------------------------------------------------------------------------------------------
   Total from investment
     operations                    0.89            1.27    0.91        (3.03)    (2.25)       1.20
---------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income              (0.09)          (0.13)  (0.17)       (0.19)    (0.18)      (0.22)
---------------------------------------------------------------------------------------------------
 Distributions from net
   realized gains                    --              --      --           --     (0.19)      (0.12)
---------------------------------------------------------------------------------------------------
   Total distributions            (0.09)          (0.13)  (0.17)       (0.19)    (0.37)      (0.34)
---------------------------------------------------------------------------------------------------
Redemption fees added to
 shares of beneficial interest     0.00            0.00    0.00         0.00      0.00        0.00
---------------------------------------------------------------------------------------------------
Net asset value, end of period   $11.91          $11.11  $ 9.97      $  9.23   $ 12.45      $15.07
---------------------------------------------------------------------------------------------------
Total return/(c)/                  8.00%          12.77%   9.98%      (24.50)%  (15.09)%      8.47%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                  $6,313          $5,325  $4,239      $   338   $   544      $2,627
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
 With fee waivers and/or
   expenses reimbursements         0.35%/(d)/      0.35%   0.35%        0.35%     0.35%       0.36%
---------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expenses reimbursements         0.47%/(d)/      0.67%   2.18%        7.36%     1.84%       1.00%
---------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net assets      1.95%/(a)(d)/   1.29%   1.35%        1.15%     1.03%       1.00%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/          2%              2%      1%           3%       43%         13%
---------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.08 and 1.40%, respectively.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $5,895,548. /(e)/Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.